The MONYEquity Master

Prospectus Portfolio

[LOGO] Important Notice Regarding Delivery of Contractholder Documents on the back

Flexible Premium Variable Universal Life Insurance Policy

Issued by

MONY Life Insurance Company of America

The Dreyfus Socially Responsible Growth Fund, Inc. Dreyfus Stock Index Fund Enterprise Accumulation Trust	Fidelity Variable Insurance Products Janus Aspen Series MONY Series Fund, Inc.

May 14, 2004

Prospectus

Dated May 14, 2004

Variable Universal Life Insurance Policy

MONY Life Insurance Company of America (the “Company”) issues a variable universal life insurance policy described in this Prospectus. We do not currently offer this policy for sale of new purchasers. Among the policy’s many terms are:

Allocation of Premiums and Fund Values:

•	You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

•	You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

•	If you do, you can also tell us to place your premium payments and fund values into any or all of the 28 different subaccounts of MONY America Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

•	You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

•	We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy’s cash values increase.

Living Benefits:

•	You may ask for some or all of the policy’s cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy’s cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

•	The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

•	It may not be advantageous to replace existing life insurance coverage.

These are only some of the terms of the policy.

Please read the prospectus carefully for more complete details of the policy.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency guarantees your investment in the policy.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.

MONY America Variable Account L

MONY Life Insurance Company of America

1740 Broadway, New York, New York 10019

1-800-487-6669

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SUMMARY OF THE POLICY

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

Important Policy Terms

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

Outstanding Debt — The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Loan Account — An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company’s General Account.

Fund Value — The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

Cash Value — The Fund Value of the policy less any fund charge.

Surrender Value — The cash value less any outstanding debt reduced by any unearned loan interest.

Minimum Monthly Premium — The amount the Company determines is necessary to keep the policy in effect for the first two policy years. In certain cases, this also applies to the first two policy years following an increase in the Specified Amount.

Guaranteed Interest Account — This account is part of the general account of MONY Life Insurance Company of America (the “Company”). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5.4%) declared by the Company. (For more detailed information, see “The Guaranteed Interest Account.”)

Specified Amount — The minimum death benefit for as long as the policy remains in effect.

Valuation Date — Each day that the New York Stock Exchange is open for trading. A Valuation Date ends at 4:00 p.m. Eastern Time.

Purpose of the Policy

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated of Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy’s Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

Policy Premium Payments and Values

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy’s Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy’s Cash Value and are described in further detail below.

The policy remains in effect until the earliest of:

•	A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

•	Age 95.

•	Death of the insured.

•	Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first two policy years, you must pay the Minimum Monthly Premium for two more years after the increase. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed below.

Charges and Deductions

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in “Charges and Deductions.” For information concerning compensation paid for the sale of the policy, see “Distribution of the Policy.”

Deductions from Premiums

Sales Charge Varies based on number of years the policy has been in effect. It is a % of Premium paid.	Premiums paid during first ten policy years — 4% Premiums paid during policy years 11-20 — 2% Premiums paid after policy year 20 — 0%

Tax Charge	State and local — 2.0% Federal — 1.25%

Daily Deduction from MONY America Variable Account L

Mortality & Expense Risk Charge Maximum Annual Rate	.75% of subaccount value (0.002055% daily) Reduces after 10th policy year

Deductions from Fund Value

Cost of Insurance Charge	Current cost of insurance rate x net amount at risk at the beginning of the policy month

Administrative Charge Monthly charge based on Specified Amount of policy.	Specified Amount	Each of 1st 12 Policy Months		Each Month Thereafter
	Less than $250,000	$31.50	*	$6.50
	$250,000-$499,999	$28.50	*	$3.50
	$500,000 or more	$25.00	*	None

*  Reduced by $5.00 for issue ages 0 through 17. Because issue ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey, no reduction in Administrative Charge will occur.

Guaranteed Death Benefit Charge Monthly Charge for Death Benefit Rider	$0.01 per $1,000 of Specified Amount and certain Rider amounts. Please note that the Rider requires that premiums on the policy itself be paid in order to remain in effect.

Optional Insurance Benefits Charge Monthly Deduction for any other Optional Insurance Benefits added by rider.	As applicable.

Transaction and Other Charges — Partial Surrender Fee — Transfer of Fund Value (at Company’s Option)	The lesser of 2% of the amount surrendered or $25. Maximum of $25 on each transfer in a policy year exceeding four.[1]
1	Currently no charge on any transfers.

Fund Charges Administrative Fund Charge	Issue Age*	Administrative Fund Charge
Over 14 years based on a schedule. Factors per	0-25	$2.50
$1,000 of Specified Amount vary based on issue	26	3.00
age.	27	3.50
	28	4.00
	29	4.50
	30 or higher	5.00

Sales Fund Charge	Issue Age*	Percentage
Percentage of premiums paid in the first 5 years,	0-17	50%
up to a maximum amount of premiums called the	18-65	75
target premium.	66	70
	67	65
	68	60
	69	55
	70 or higher	50

*  Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

Policy Illustration Fee	Up to $25

MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses in its operations. Those expenses are also shown in the table below.

Fees and Expenses of the Funds

The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized below. Fees and expenses of the Funds are described in more detail in the Funds’ prospectuses.

Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

Annual Portfolio Operating Expenses for the Year

Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	0.50%	N/A	0.16%	0.66%

Long Term Bond Portfolio	0.50%	N/A	0.16%	0.66%

Government Securities Portfolio	0.50%	N/A	0.16%	0.66%

Money Market Portfolio	0.40%	N/A	0.12%	0.52%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses

Enterprise Accumulation Trust

Equity Portfolio	0.80%	0.30%	0.08%	1.18%

Small Company Value Portfolio	0.80%	0.30%	0.08%	1.18%

Managed Portfolio	0.79%	0.30%	0.06%	1.15%

International Growth Portfolio	0.85%	0.30%	0.13%	1.28%

High Yield Bond Portfolio	0.60%	0.15%	0.09%	0.84%

Small Company Growth Portfolio	1.00%	0.30%	0.09%	1.39%

Equity Income Portfolio	0.75%	0.30%	0.11%	1.16%

Capital Appreciation Portfolio	0.75%	0.30%	0.10%	1.15%

Growth and Income Portfolio	0.75%	0.30%	0.08%	1.13%

Growth Portfolio	0.75%	0.30%	0.08%	1.13%

Multi-Cap Growth Portfolio	1.00%	0.30%	0.10%	1.40%

Dreyfus Stock Index Fund, Inc.	0.25%	N/A	0.03%	0.28%

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	0.75%	N/A	0.09%	0.84%

Fidelity Variable Insurance Products (VIP) — Service Class

Growth Portfolio	0.58%	0.10%	0.09%	0.77%

ContraFund® Portfolio	0.58%	0.10%	0.09%	0.77%

Growth Opportunities Portfolio	0.58%	0.10%	0.14%	0.82%

Janus Aspen Series — Institutional Shares

Balanced Portfolio	0.65%	N/A	0.02%	0.67%

Capital Appreciation Portfolio	0.65%	N/A	0.03%	0.68%

Worldwide Growth Portfolio	0.65%	N/A	0.06%	0.71%

Mid Cap Growth Portfolio	0.65%	N/A	0.02%	0.67%

The Death Benefit

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

Option I — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, or

(b)  Fund Value on the date of death, plus the increase in Fund Value since the last Monthly Anniversary day, multiplied by death benefit percentage required by the federal tax law definition of life insurance.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

Option II — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death of the policy, plus the Fund Value on the date of death, or

(b)  The Fund Value on the date of death, plus the Fund Value on the last Monthly Anniversary Date, multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See “Death Benefits Under the Policy.”

When you apply for insurance, you can purchase either of the Guaranteed Death Benefit Riders. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect until (a) the later of the insured’s age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy’s Cash Value. See “Choice of Guaranteed Death Benefit Riders.”

Premium Features

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under “Federal Income Tax Considerations.”

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See “Grace Period and Lapse.” If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY America Variable Account L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See “MONY America Variable Account L.”

Allocation Options

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund, the Enterprise Accumulation Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Janus Aspen Series (collectively the “Funds”). The subaccounts available under the policy are described in “The Funds.”

Transfer of Fund Value

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company’s Syracuse Operations Center. See Transfer of Fund Value.”

Policy Loans

You may borrow up to 90% of your policy’s Cash Value from the Company. Your policy will be the only security required for a loan. See “Policy Loans.”

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See “Full Surrender.” Outstanding Debt may also affect the continuation of the policy. See “Grace Period and Lapse.” The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy’s Cash Value and will become part of the Outstanding Debt.

Full Surrender

You can surrender the policy during the insured’s lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See “Full Surrender.”

Partial Surrender

You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request and return it to you. A partial surrender will decrease the Specified Amount. See “Partial Surrender.”

Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the surrender charge may be assessed on a partial surrender.

Preferred Partial Surrender

You may request up to 10% of your Policy’s Cash Value on that day, without a Surrender Charge on the Specified Amount of your policy being reduced. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See “Preferred Partial Surrender.”

Free Look Period

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See “Right to Examine a Policy — Free Look Period.”.

Grace Period and Lapse

Your policy will remain in effect as long as:

(1)	it has a Cash Value greater than zero;

(2)	you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

(3)	during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect. If you increase the Specified Amount during the first three policy years, you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the “grace period”).

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See “Choice of Guaranteed Death Benefit Riders.” If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See “Grace Period and Lapse.”

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have made all the premium payments required by the Guaranteed Death Benefit Rider.

Tax Treatment of Increases in Fund Value

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under “Federal Income Tax Considerations.”

Tax Treatment of Death Benefit

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See “Federal Income Tax Considerations.”

Riders

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

•	Guaranteed Death Benefit Rider

•	Spouse’s Term Rider

•	Children’s Term Insurance Rider

•	Accidental Death Benefit Rider

•	Purchase Option Rider

•	Waiver of Monthly Deductions Rider

Contacting the Company

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company’s Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

State Variations

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company’s Operations Center.

Replacement of Existing Coverage

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current assumptions. You should obtain a personalized illustration before purchasing a Policy.

DETAILED INFORMATION ABOUT THE COMPANY

AND MONY AMERICA VARIABLE ACCOUNT L

MONY Life Insurance Company of America

MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the “Company”. The Company is a stock life insurance company organized in the State of Arizona. The Company is the corporate successor of VICO Credit Life Insurance Company incorporated in Arizona on March 6, 1969. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the Virgin Islands. The Company is obligated to pay all amounts promised under the contract.

The Company is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the Company, MONY America Variable Account L, or the Contract. The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019.

On September 17, 2003, MONY Group, Inc. (“MONY Group”), the ultimate parent of the Company, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

The Company intends to administer the policies itself.

MONY Securities Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for the policies.

MONY America Variable Account L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company’s other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company’s general account. The Company’s general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.

MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

THE FUNDS

The Funds (except for the Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios) are diversified, open-end management investment companies. The Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.

During extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The following table lists the subaccounts of MONY America Variable Account L that are available to you under the policy, their respective types, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent [or our Operations Center] to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

MONY SERIES FUND, INC.

MONY Intermediate Term Bond Subaccount	Intermediate-Term Bond	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

MONY Government Securities Subaccount	Short Government	MONY Life Insurance Company of America

MONY Money Market Subaccount	Money Market	MONY Life Insurance Company of America

ENTERPRISE ACCUMULATION TRUST

Enterprise Equity Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by TCW Investment Management Company)

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Managed Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management Company, LLP)

Enterprise International Growth Subaccount	Foreign Large Blend	Enterprise Capital Management, Inc. (subadvised by SSgA Funds Management, Inc.)

Enterprise High-Yield Bond Subaccount	High-Yield Bond	Enterprise Capital Management, Inc. (subadvised by Caywood-Scholl Capital Management)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management, Inc. (subadvised by William D. Witter, Inc.)

Enterprise Equity Income Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Boston Advisers, Inc.)

Enterprise Capital Appreciation Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised Marsico Capital Management, LLC)

Enterprise Growth and Income Subaccount	Large Blend	Enterprise Capital Management, Inc. (subadvised by UBS Global Asset Management (Americas) Inc.)

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Multi-Cap Growth Subaccount	Mid-Cap Growth	Enterprise Capital Management, Inc. (subadvised Fred Alger Management Inc.)

DREYFUS STOCK INDEX FUND, INC.

Dreyfus Stock Index Subaccount — Initial Shares	Large Blend	The Dreyfus Corporation (the index manager is Mellon Equity Associates)

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Dreyfus Socially Responsible Growth Subaccount — Initial Shares	Large Growth	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS (VIP) — SERVICE CLASS

Fidelity VIP Growth Subaccount	Large Growth	Fidelity Management & Research Company (subadvised by FMR Co., Inc.)

Fidelity VIP ContraFund® Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

Fidelity VIP Growth Opportunities Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

JANUS ASPEN SERIES — INSTITUTIONAL SHARES

Janus Aspen Series Balanced Subaccount	Conservative Allocation	Janus Capital Management LLC

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Janus Aspen Series Worldwide Growth Subaccount	World Stock	Janus Capital Management LLC

Janus Aspen Series Mid Cap Growth Subaccount	Mid-Cap Growth	Janus Capital Management LLC

The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of

(1)  67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

(2)  more than 50% of the outstanding portfolio shares.

The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund’s Trustees without a shareholder vote.

Purchase of Portfolio Shares by MONY America Variable Account L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

The investment adviser of a Fund (or its affiliate) may pay compensation to the Company, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the policies and other variable annuity or life insurance policies that the Company issues. These percentages differ, and some advisers (or affiliates) may pay more than others. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the policies, will receive 12b-1 fees deducted from portfolio assets of certain Funds for providing distribution and shareholder support services to the portfolios.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called “shared funding.” Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called “mixed funding.” Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds’ prospectuses include information on the risks of each portfolio’s investments and investment techniques.

The Funds’ Prospectuses Accompany This Prospectus And Should Be

Read Carefully Before Investing

DETAILED INFORMATION ABOUT THE POLICY

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

Application for a Policy

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation (“MSC”). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company (“Policy Release Date”), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

Temporary Insurance Coverage

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company’s licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See “Premium Flexibility.”

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

•	the Policy Release Date, if the policy is issued as applied for;

•	the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

•	no later than 90 days from the date the Temporary Insurance Agreement is signed;

•	the 45th day after the form is signed if you have not finished the last required medical exam;

•	5 days after the Company sends notice to you that it declines to issue any policy; and

•	the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

•	the Policy Release Date, if the policy is issued as applied for;

•	the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

•	the date you tell the Company that the policy will be refused; and

•	the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1)  the insurance coverage applied for (including any optional riders) up to $500,000, less

(2)  the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company’s general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company’s general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1)  the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2)  the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

Initial Premium Payment

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company’s general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See “Right to Examine a Policy — Right to Return Policy Period.”

Policy Date

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured’s issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

Risk Classification

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

Right to Examine a Policy — Free Look Period

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.

Premiums

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

Premium Flexibility

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)  the policy’s Specified Amount,

(2)  any riders added to the policy, and

(3)  the insured’s

(a) Age,

(b) smoking status,

(c) gender (unless unisex cost of insurance rates apply, see “Cost of Insurance,” page 42), and

(d) underwriting class.

The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in “Summary of the Policy” are met. See also “Grace Period and Lapse.”

Scheduled Premium Payments (Planned Premium Payments)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policyowners, the term “Scheduled Premium Payment” used in this Prospectus refers to “Planned Premium Payment.”

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MonyMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See “Grace Period and Lapse.”

Choice of Guaranteed Death Benefit Riders

Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

(1)  the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

(2)  the interest earned in the Guaranteed Interest Account, and

(3)  the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See “Grace Period and Lapse.”

When you apply for a policy, you will be able to choose one of two Guaranteed Death Benefit Riders. Either Rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Riders are not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas.

Modified Endowment Contracts

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See “Federal Income Tax Considerations — Modified Endowment Contracts.”

Unscheduled Premium Payments

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy’s death benefit exceeds the Specified Amount for the policy. The policy’s death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See “Death Benefits Under the Policy,” and “Federal Income Tax Considerations.” However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Premium Payments Affect the Continuation of the Policy

If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See “Grace Period and Lapse.”

Your policy is guaranteed to remain in effect as long as: if:

(a)  the Cash Value less any Outstanding Debt is greater than zero; or

(b)  you have purchased one of the Guaranteed Death Benefit Riders and you have met all the requirements of the rider chosen; or

(c)  during the first two policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first two policy years the Minimum Monthly Premium requirements are satisfied during the two policy years following the effective date of the increase.

Allocation of Net Premiums

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company’s administrative office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See “Telephone Transfer Privileges.” Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

Death Benefits under the Policy

When your policy is issued, the initial amount of insurance (“Specified Amount”) is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)  The policy’s death benefit, plus

(2)  Any insurance proceeds provided by rider, less

(3)  Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less

(4)  If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

Option I — The death benefit equals the greater of:

(a)  The Specified Amount, plus the increase in Fund Value since last monthly anniversary day or

(b)  Fund Value on date of death plus Fund Value since last monthly anniversary day multiplied by a death benefit percentage.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See “Federal Income Tax Considerations.” The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

Option II — The death benefit equals the greater of:

(a)  The Specified Amount of the policy, plus the Fund Value as of date of death or

(b)  The Fund Value on date of death plus Fund Value on the last monthly anniversary day multiplied by a death benefit percentage.

The Fund Value used in these calculations is determined as of the date of the insured’s death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

Examples of Options I and II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

	Policy 1	Policy 2	Policy 3

Specified Amount	$100,000	$100,000	$100,000

Fund Value on Date of Death	$35,000	$60,000	$85,000

Death Benefit Percentage	150%	150%	150%

Death Benefit under Option 1	$100,000	$150,000	$212,500

Death Benefit under Option II	$135,000	$160,000	$212,500

Option I, Policy 1:    The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 250% = $87,500).

Option I, Policies 2 & 3:    The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 x 250% = $150,000 for Policy 2; $85,000 x 150% = $212,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1:    The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 150% = $87,500).

Option II, Policy 2:    The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 x 150% = $150,000).

Option II, Policy 3:    The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 x 150% = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

Changes in Death Benefit Option

You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company’s administrative office. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your policy’s Specified Amount is reduced by the amount of the policy’s Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See “Cost of Insurance.” If the policy’s death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured’s age.

Changes in Specified Amount

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured’s age 81. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured’s age 66. Increasing the Specified Amount will generally increase the policy’s death benefit. Decreasing the Specified Amount will generally decrease the policy’s death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company’s administrative office. It will become effective on the monthly anniversary day on or next following the Company’s acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new “coverage segment” is created for which cost of insurance and other charges are computed separately. See “Charges and Deductions.” In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1)  To reduce the coverage segments of Specified Amount associated with the most recent increases, then

(2)  To the next most recent increases successively, and last

(3)  To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See “Charges and Deductions — Fund Charges.” Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1)  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

(2)  To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

(3)  The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See “Federal Income Tax Considerations.”

Guaranteed Death Benefit Rider

When you apply for your policy you may choose to apply for one of two Guaranteed Death Benefit Riders. These riders provide under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The two riders vary primarily by the length of the period during which the policy is guaranteed to remain in effect. The two periods are:

•	to the Insured’s Age 75 but not less than 10 years from the Policy Date; or

•	to the Maturity Date of your policy.

In order to remain in effect, both Guaranteed Death Benefit Riders require that you have paid a certain amount of premiums during the time that the Rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will automatically end. In addition, this rider will automatically end at the later of the insured’s age 75 or ten years from the policy date (“Guarantee Period”). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any monthly anniversary date you have not paid the amount of premiums the rider requires you to pay. See “Guaranteed Death Benefit Charge.”

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)  total the actual premiums you have paid for the policy, and

(2)  subtract the amount of:

(a)  partial surrenders (and associated fees), and

(b)  outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We

(1)  take the Monthly Guarantee Premium specified by the rider and

(2)  multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.

The grace period for this Rider is explained in the section called “Grace Period and Lapse — If Guaranteed Death Benefit Rider Is in Effect.”

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

Other Optional Insurance Benefits

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See “Charges and Deductions.” You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy’s status as a modified endowment contract. See “Federal Income Tax Considerations.” An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

Spouse’s Term Rider

This rider provides for term insurance benefits on the life of the insured’s spouse, to the spouse’s age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the spouse’s age 65 or 5 years from the issue of the rider, if later.

Children’s Term Insurance Rider

This rider provides term insurance coverage on the lives of the children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured’s Age 65 or the child’s 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company.

Accidental Death Benefit Rider

This rider pays the benefit amount selected if the insured dies as a result of an accident. The accident must occur after the insured’s age 5 and prior to insured’s age 70. A benefit equal to twice the rider amount is payable if:

(1)  accidental death occurs as the result of riding as a passenger, and

(2)  the accidental death occurred while riding in a public conveyance, and

(3)  the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

(1)  $100,000 total coverage of all such insurance in the Company or its affiliates, or

(2)  $200,000 of all such coverages regardless of insurance companies issuing such coverages.

Purchase Option Rider

This Rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured’s age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

•	Marriage of the insured.

•	Birth of a child of the insured.

•	Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

Waiver of Monthly Deduction Rider

This rider provides for the waiver of certain charges while the insured has a covered disability and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider.

Benefits at Maturity

The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See “Payments.” Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

Policy Values

Fund Value

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company’s Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See “Determination of Fund Value.” No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

Cash Value

The Cash Value of the policy equals the Fund Value less any Outstanding Debt reduced by any unearned loan interest. Thus, the Fund Value exceeds your policy’s Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

Determination of Fund Value

Although the death benefit under a policy can never be less than the policy’s Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

•	Payment of premiums.

•	Amount held in the Loan Account to secure any Outstanding Debt.

•	Partial surrenders.

•	Preferred Partial Surrenders.

•	The charges assessed in connection with the policy.

•	Investment experience of the subaccounts.

•	Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

•	The investment income.

•	Realized and unrealized capital gains and losses.

•	Expenses of a portfolio including the investment adviser fees.

•	Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY America Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See “Calculating Unit Values for Each Subaccount.”) On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

•	Make partial surrenders.

•	Make Preferred Partial Surrenders.

•	Make full surrenders.

•	Transfer amounts from a subaccount (including transfers to the Loan Account).

•	Pay the death benefit when the insured dies.

•	Pay monthly deductions from the policy’s Fund Value.

•	Pay policy transaction charges.

•	Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company’s administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

Calculating Fund Value

The Fund Value of your policy on the policy date is:

(a)  the net premiums received by us on or before the policy date; less

(b)  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

(a)  determine the policy’s Fund Value in each subaccount (see below) on that Valuation Date;

(b)  determine the amount of any refund by multiplying the Fund Value in the subaccount by .04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)  total the Fund Value in each subaccount on that Valuation Date;

(d)  add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date;

(e)  add any amounts in the Loan Account on that Valuation Date;

(f)  add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

(g)  add any net premiums received on that Valuation Date;

(h)   deduct any partial surrender, and its fee, made on that Valuation Date; and

(i)   deduct any monthly deduction to be made on that Valuation Date.

Calculating Unit Values for Each Subaccount

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1)  Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)  Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See “Daily Deductions From MONY America Variable Account — Mortality and Expense Risk Charge.” If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)  Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company’s administrative office. Transfers may be made by telephone if you have proper authorization. See “Telephone Transfer Privileges.” Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See “Grace Period and Lapse.” No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in “The Guaranteed Interest Account.”

We did not design the policy’s transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more policy owners. In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details. We will mail notification to you within one day if we do not execute a transfer request.

Right to Exchange Policy

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See “The Guaranteed Interest Account.” No charge is imposed on the transfer when you exercise the exchange privilege.

Policy Loans

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company’s administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company’s general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be .5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy’s Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less (1) any partial surrenders and their fees, and (2) Outstanding Debt do not exceed the premiums required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See “Grace Period and Lapse.”

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see “Federal Income Tax Considerations.”

Full Surrender

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy’s Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the “Surrender Value”).

You may surrender your policy by sending a written request together with the policy to the Company’s administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See “Payment Plan Settlement Provisions.” For information on the tax effects of surrender of a policy, see “Federal Income Tax Consideration.”

Partial Surrender

With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy’s Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value being surrendered as the amount of Fund Value held in the Guaranteed Interest Account and all subaccounts on the date of the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company’s home office. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest

Account and all the subaccounts. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner’s Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

When a partial surrender is made on a policy on which the owner has selected death benefit Option I, the Specified Amount under the policy is decreased by the lesser of (1) the amount of the partial surrender or (2) if the death benefit prior to the partial surrender is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the partial surrender. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See “Death Benefits under the Policy.”

A fee for each Partial Surrender will be assessed. See “Charges and Deductions — Transaction and Other Charges”. In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See “Charges and Deductions — Fund Charges.”

For information on the tax treatment of partial surrenders, see “Federal Income Tax Considerations.”

Preferred Partial Surrender

A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

Grace Period and Lapse

Your policy will remain in effect as long as:

(1)  it has a Cash Value greater than zero,

(2)  you have purchased one of the Guaranteed Death Benefit Riders, and you have met all the requirements of that rider, and

(3)  you make any required additional premium payments during a 61-day Grace Period.

Special Rule for First Two Policy Years

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

•	Your policy’s Cash Value is greater than zero, or

•	The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to

•	The Minimum Monthly Premium times the number of months your policy has been in effect

Your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect if:

•	The insufficiency occurs at any other time, or

•	The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.

If Guaranteed Death Benefit Rider Is Not in Effect

To avoid lapse if (1) the Cash Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if is means your total premium payments will exceed the maximum permissible premium for your policy’s Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

(1)  The Minimum Monthly Premium not paid, plus

(2)  Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

(1)  The monthly deduction not paid, plus

(2)  Two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See “Charges and Deductions — Deductions from Premiums.”) The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1)  The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2)  Any unpaid monthly deductions and any Outstanding Debt.

If Guaranteed Death Benefit Rider Is in Effect

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1)  Either of the Guaranteed Death Benefit Riders is in effect, and

(2)  The test for continuation of the guarantee period has been met.

See “Choice of Guaranteed Death Benefit Riders.”

While the Guaranteed Death Benefit Rider chosen is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider chosen is ended, the normal test for lapse will resume.

Reinstatement

We will reinstate a lapsed policy at any time:

(1)  Before the maturity date, and

(2)  Within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

(1)  A written application from you

(2)  Evidence of insurability satisfactory to us

(3)  Payment of all monthly deductions that were due and unpaid during the grace period

(4)  Payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date

(5)  Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1)  The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

(2)  The Fund Value will be reduced by the decrease, if any, in the Fund charge during the period that the policy was not in effect.

(3)  Any Outstanding Debt on the date of lapse will also be reinstated.

(4)  No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

CHARGES AND DEDUCTIONS

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

Deductions from Premiums

Sales Charge It is a % of Premium paid	4% during first 10 policy years 2% in policy years 11-20 0% after policy year 20

Tax Charge	State and local — 2% Federal — 1.25%

Daily Deduction from MONY America Variable Account L

Mortality & Expense Risk Charge Maximum Annual Rate	.75% of subaccount value (0.002055% daily) Reduces after 10th policy year.

Deductions from Fund Value

Cost of Insurance Charge	Current cost of insurance rate x net amount at risk at the beginning of the policy month.

Administrative Charge Monthly	See discussion of Administrative Charge for schedule.

Guaranteed Death Benefit Charge Monthly Charge for Death Benefit Rider	$0.01 per $1,000 of Specified Amount and certain Rider amounts. Please note that the Rider requires that premiums on the policy itself be paid in order to remain in effect.

Optional Insurance Benefits Charge Monthly Deduction for any other Optional Insurance Benefits added by rider.	As applicable.

Transaction and Other Charges • Partial Surrender Fee • Transfer of Fund Value (at Company’s Option)	• The lesser of 2% of the amount surrendered or $25. • Maximum of $25 on transfers which exceed 4 in any policy year.[1]

Fund Charges Administrative Fund Charge Grades from 80% to 0 over 15 years based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.	See discussion of Fund Charges for grading schedule.

Sales Fund Charge Percentage of premium paid in first five years up to a maximum amount of premiums called the target premium.	See discussion of Fund Charges for percentage schedule.

Policy Illustration Fee	Up to $25

1	Currently no charge for any transfers.

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy’s Fund Value.

Deductions from Premiums

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge —	This charge is equal to a percent of premiums paid as follows:

Policy years 1-10: 4%

Policy years 11-20: 2%

Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge —	State and local premium tax — currently 2%

Federal tax for deferred acquisition costs of the Company — currently 1.25%

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to this tax.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily Deduction from MONY America Variable Account L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge —	Maximum of .002055% of the amount in the subaccount, which is equivalent to an annual rate of .75% of subaccount value.

The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to .04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Deductions from Fund Value

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance —

This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds’ beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge “current rates” that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose policies have been in effect for the same amount of time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy’s Specified Amount.

	First 12 Policy Months		Each Policy Month Thereafter

Specified Amount:

Less than $250,000	$31.50	*	$6.50

$250,000 to $499,000	28.50	*	3.50

$500,000 or more	25.00	*	None

*	Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

Guaranteed Death Benefit Charge —

If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits Charge —	A monthly deduction for any other optional insurance benefits added to the policy by rider.

Fund Charges

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

Administrative Fund Charge

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

Issue Age*	Administrative Fund Charge

0-25	$2.50

26	3.00

27	3.50

28	4.00

29	4.50

30 or higher	5.00

*	Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

Sales Fund Charge

To determine the Sales Fund Charge, a “target premium” is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

Age*	Percentage of Premiums Paid

0-17	50%

18-65	75

66	70

67	65

68	60

69	55

70 or higher	50

*	Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

Effect of Changes in Specified Amount on the Fund Charge

The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or (3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account on the same basis that the partial surrender is allocated. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

Transaction and Other Charges

•	Partial Surrender Fee — The lesser of 2% of the partial surrender amount or $25.

•	Transfer of Fund Value — Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See “Charge for Company Income Taxes.”

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund’s expenses are not fixed or specified under the terms of the policy.

Fees and Expenses of the Funds

The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth in “Fees and Expenses of the Funds.” Their Boards govern the Funds. Fees and expenses of the Funds are described in more detail in the Funds’ prospectuses.

Guarantee of Certain Charges

We guarantee that the following charges will not increase:

(1)  Mortality and expense risk charge.

(2)  Administrative charge.

(3)  Sales charge.

(4)  Guaranteed cost of insurance rates.

(5)  Fund charge.

(6)  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)  Future expectations with respect to investment earnings,

(2)  Mortality,

(3)  Length of time policies will remain in effect,

(4)  Expenses, and

(5)  Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

OTHER INFORMATION

Federal Income Tax Considerations

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be “adequately diversified” in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

(1)  The policies are purchased from any one insurance company (including the Company), and

(2)  The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

(1)  When the taxpayer is at least 59 1/2 years old;

(2)  Which is attributable to the taxpayer becoming disabled; or

(3)  Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy’s failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see “Federal Income Tax Considerations — Conventional Life Insurance Polices”.)

Distributions Other Than Death Benefits from Modified Endowment Contracts.    Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1)  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner’s investment in the policy only after all gain in the Policy has been distributed.

2)  Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3)  A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.    In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the Outstanding Debt will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies.    All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Withholding.    To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Continuation of Policy Beyond Age 100.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured’s 100th year.

Pension and Profit Sharing Plans.    A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business Uses of Policy.    Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax.    There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Our Income Taxes

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Voting of Fund Shares

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1)  The Investment Company Act of 1940 or any regulations thereunder is amended, or

(2)  The present interpretation of the Act should change, and

(3)  As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund’s meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company.

Disregard of Voting Instructions

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company’s disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio’s objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

Report to Policy Owners

A statement will be sent at least annually to each policy owner setting forth:

(1)  A summary of the transactions which occurred since the last statement, and

(2)  Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds’ statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments and Right to Change Operations

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1)  Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2)  In the sole judgment of the Company’s management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner’s interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

(1)  Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

(2)  Be deregistered under that Act if such registration is no longer required, or

(3)  Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

Changes to Comply with Law

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the “General Account” of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

General Description

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5% annual rate. (The portion of a Policy Owner’s Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be .5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Limitations on Amounts in the Guaranteed Interest Account

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. The Company reserves the right to increase or decrease this limit in the future. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to Exchange Policy. See “Right to Exchange Policy.”

Death Benefit

The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. See “Death Benefits under the Policy.”

Policy Charges

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

Transfers

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

•	Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to Exchange the Policy. See “Right to Exchange the Policy.”

•	Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

•	one in any policy year,

•	the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

•	the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the valuation date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

Surrenders and Policy Loans

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See “Full Surrender,” and “Partial Surrender.” Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

MORE ABOUT THE POLICY

Ownership

The policy owner is the individual named as such in the application or in any later change shown in the Company’s records. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

Joint Owners

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person’s estate, unless otherwise provided.

Beneficiary

The beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the policy owner or the policy owner’s estate is the beneficiary.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured’s death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured’s death is received by us at the Home Office; and (b) the 14th day after the insured’s death.

The Policy

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

Notification and Claims Procedures

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured’s next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds,

(2)  Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

(3)  Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

•	The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account’s net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.

Payment Plan/Settlement Provisions

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Payment in Case of Suicide

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

Assignment

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company’s administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee’s statement as to the amount of the assignee’s interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See “Federal Income Tax Considerations.”)

Errors on the Application

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b)  is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.

Incontestability

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

(1)  The initial Specified Amount cannot be contested after the policy has been in force during the insured’s lifetime for two years from the policy date; and

(2)  An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured’s lifetime for two years from its effective date.

Policy Illustrations

Upon written request after the first policy anniversary, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions. We charge a fee of up to $25 for this service.

Distribution of the Policy

We have entered into a distribution agreement with MONY Securities Corporation (“MSC”), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business and are also licensed as life insurance agents of the Company. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Compensation payable to MSC’s sales representatives for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50% of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8% of any additional premiums plus, beginning in the second Policy Year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25% of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50% of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8% level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by the Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. The Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the Policies. MSC may pay certain selling firms additional amounts for sales promotions relating to the Policies and costs associated with sales conferences and educational seminars for their sales representatives. The terms of any particular agreement governing the payments may vary among selling broker-dealers.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

MSC receives fees for the sale of the policies. In 2001, 2002, and 2003, MSC received, in aggregate, fees of $16,870,424, $14,206,789, and $16,246,718, respectively.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

MORE ABOUT THE COMPANY

Management

The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019.

Current Officers and Directors of MONY America are:

Name	Position and Offices with Depositor

Michael I. Roth	Director, Chairman of the Board and Chief Executive Officer

Samuel J. Foti	Director, President and Chief Operating Officer

Kenneth M. Levine	Director, Executive Vice President and Chief Investment Officer

Richard Daddario	Director, Executive Vice President and Chief Financial Officer

Michael Slipowitz	Director, Vice President and Actuary

Margaret G. Gale	Director and Vice President

Steven G. Orluck	Director and Vice President

Evelyn L. Peos	Director and Vice President

Larry Cohen	Vice President, Controller and Chief Accounting Officer

Sam Chiodo	Director and Vice President

William D. Goodwin	Vice President

Richard E. Connors	Director

David S. Waldman	Secretary

David V. Weigel	Treasurer

No officer or director listed above receives any compensation from MONY America Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

Set forth below is a description of the business positions during at least the past five years for the directors and the executive officers of the Company.

Michael I. Roth has been a Director, Chairman and Chief Executive Officer of MONY Life Insurance Company of America since 1993. He has also been a Director, Chairman and Chief Executive Officer of The MONY Group Inc. since 1997. Mr. Roth has been Chairman of the Board and Chief Executive Officer of MONY Life Insurance Company since 1993 and has been a Trustee since 1991.

Samuel J. Foti has been a Director of MONY Life Insurance Company of America since 1993 and President and Chief Operating Officer since 1994. He has been a Director, President and Chief Operating Officer of The MONY Group Inc. since 1997. He has been President and Chief Operating Officer of MONY Life Insurance Company since 1994 and has been a Director since 1993.

Kenneth M. Levine has been a Director of MONY Life Insurance Company of America since 1994, Executive Vice President since 1990 and Chief Investment Officer since 2002. He has been a Director, Executive Vice President and Chief Investment Officer of The MONY Group Inc. since 1997. Mr. Levine has also been a Director (since 1994), Executive Vice President (since 1990) and Chief Investment Officer (since 1991) of MONY Life Insurance Company.

Richard Daddario has been a Director of MONY Life Insurance Company of America since 1989 and Executive Vice President and Chief Financial Officer since 2002. He has been Executive Vice President and Chief Financial Officer of The MONY Group Inc. since 1997. He has been Executive Vice President and Chief Financial Officer of MONY Life Insurance Company since 1994. Mr. Daddario has been with MONY Life Insurance Company since 1989.

Michael Slipowitz has been a Director, Vice President and Actuary of MONY Life Insurance Company of America since January 2002. He has been Senior Vice President (since March 2002) and Chief Actuary (since January 2002) of MONY Life Insurance Company. He also served as Vice President of MONY Life Insurance Company from 1993 to 2001. Mr. Slipowitz has been with MONY Life Insurance Company since 1980.

Margaret G. Gale has been a Director of MONY Life Insurance Company of America since 1995 and Vice President since 1989. She has been a Vice President of MONY Life Insurance Company since 1991. She has been with MONY Life Insurance Company since 1973.

Steven G. Orluck has been a Director of MONY Life Insurance Company of America since 2000 and Vice President since 1998. He has also been Executive Vice President of MONY Life Insurance Company since March 2002. Prior to that time, he was Senior Vice President and Chief Distribution Officer of MONY Life Insurance Company. Mr. Orluck has been with MONY Life Insurance Company since 1998. Mr. Orluck joined MONY Life Insurance Company after 24 years in marketing and sales with Metropolitan Life Insurance Co. While there, he served as Vice President — Individual Business and was responsible for the company’s agents, field managers, and sales support staff.

Evelyn L. Peos has been a Director of MONY Life Insurance Company of America since 2002 and Vice President since 1990. She has also been Senior Vice President of MONY Life Insurance Company since 2002. Ms. Peos was Vice President (from 1993 to 2002) and Vice President — Individual Product Actuary (from 1988 to 1993) of MONY Life Insurance Company. Ms. Peos has been with MONY Life Insurance Company since 1978.

Sam Chiodo has been a Director since 2003 and Vice President since 1995 of MONY Life Insurance Company of America. He has also been Vice President of MONY Life Insurance Company since 1993.

William D. Goodwin has been Vice President of MONY Life Insurance Company of America since 1996. He has also been President and Chief Executive Officer (since 2001) of MONY Capital Management, Inc. and Senior Vice President (since 1989) of MONY Life Insurance Company. He has been with MONY Life Insurance Company since 1975.

Richard E. Connors has been a Director since 1994 and Vice President since 2002 of MONY Life Insurance Company of America. He has been Senior Vice President (since 1994) and Head of the Annuities Division (since 2001) of MONY Life Insurance Company. Mr. Connors has been with MONY Life Insurance Company since 1988.

Larry Cohen has been Vice President, Controller and Chief Accounting Officer since 2004 of MONY Life Insurance Company of America. Since 2004 he has been Vice President and Controller of MONY Life Insurance Company. He is also Vice President of Distribution Finance since 2002. Prior to that he was Vice President and Controller of MONY Life Insurance Company (1994 to 2001).

David S. Waldman has been Secretary of MONY Life Insurance Company of America since 1987. He has been Vice President and Chief Operations Counsel since 2001. Mr. Waldman has been with MONY Life Insurance Company since 1982.

David V. Weigel has been Treasurer of MONY Life Insurance Company of America since 1991. He has been Vice President — Treasurer of MONY Life Insurance Company since 1994. Mr. Weigel has been with MONY Life Insurance Company since 1969.

State Regulation

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company’s affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company’s operations at periodic intervals.

Telephone Transfer Privileges

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company’s Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Free Look Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company’s following telephone instructions if such instructions prove to be fraudulent. Accordingly, you should protect your personal information, because telephone transaction options will be available to anyone who provides that information to us. We will not be able to verify that you are the person providing telephone instructions or that you have authorized any such person to act for you. A copy of the guidelines and the Company’s form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company’s form must be signed and received at the Company’s Operations Center before telephone transfers will be accepted.

Legal Proceedings

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or MONY America Variable Account L.

Legal Matters

Legal matters have been passed on by Arthur D. Woods, Esq., Vice President — Variable Products and Broker — Dealer Operations Counsel of MONY Life Insurance Company in connection with:

(1)  The issue and sale of the policies described in this prospectus,

(2)  The organization of the Company,

(3)  The Company’s authority to issue the policies under Arizona law, and

(4)  The validity of the forms of the policies under Arizona law.

Robert Levy, Esq., Vice President — Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, D.C., upon payment of the SEC’s prescribed fees, or by accessing the SEC’s website at http://www.sec.gov.

Independent Accountants

The audited financial statements for MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP’s office is located at 1177 Avenue of the Americas, New York, New York, 10036.

Financial Statements

The audited financial statements for MONY America Variable Account L and the Company are set forth herein.

The financial statements of MONY America Variable Account L and the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of Subaccounts of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio

Assets
Shares held in respective Funds	1,460,540	2,881,316	986,036	3,164,630

Investments at cost	$8,776,453	$62,278,388	$4,800,785	$16,320,148

Investments in respective Funds, at net asset value	$9,186,797	$53,938,241	$5,196,411	$15,791,503
Amount due from MONY America	618	3,645	285	1,337
Amount due from respective Funds	4,759	39,882	2,090	9,251

Total Assets	9,192,174	53,981,768	5,198,786	15,802,091

Liabilities
Amount due to MONY America	4,759	39,882	2,090	9,251
Amount due to respective Funds	618	3,645	285	1,337

Total Liabilities	5,377	43,527	2,375	10,588

Net Assets	$9,186,797	$53,938,241	$5,196,411	$15,791,503

Unit Values:
MONY Strategist
MONY Equity Master	$8.08	$20.25	$9.62	$8.03
MONY Custom Equity Master	12.85	9.56	10.92	9.97
MONY Variable Universal Life			11.10	10.19
MONY Custom Estate Master	11.84	9.46	10.70	9.82
MONY Survivorship Variable Universal Life			10.58	9.63
MONY Corporate Sponsored Variable Universal Life		11.44

Units Outstanding:*
MONY Strategist
MONY Equity Master	294,588	1,900,653	56,487	339,398
MONY Custom Equity Master	461,926	1,192,978	286,300	1,031,747
MONY Variable Universal Life			45,622	107,594
MONY Custom Estate Master	73,624	143,336	93,777	162,934
MONY Survivorship Variable Universal Life			1,732	8,707
MONY Corporate Sponsored Variable Universal Life		234,164

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio

9,551,621	14,478	2,659,956	3,197,367	1,186,072	5,138,690	1,696,467

$45,770,046	$130,018	$19,233,588	$16,928,414	$9,060,817	$117,181,187	$11,827,034

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993
5,419	38	4,399	1,368	4,286	7,965	13,075
23,924	64	6,027	8,041	3,369	123,440	4,689

44,348,863	156,903	12,831,413	14,429,535	8,796,451	94,015,266	12,503,757

23,924	64	6,027	8,041	3,369	123,440	4,689
5,419	38	4,399	1,368	4,286	7,965	13,075

29,343	102	10,426	9,409	7,655	131,405	17,764

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993

$7.29		$18.54	$13.80	$7.77	$19.68	$9.34
9.16		13.12	9.12	6.78	9.37	14.49
9.37	$11.09			9.44	10.15	9.81
8.91		13.05	8.57	6.37	9.25	14.10
9.17				9.41	9.76	9.76
7.46		14.57	9.35		10.57	9.90

509,748		329,064	711,322	42,551	4,025,667	92,405
2,792,019		293,825	435,858	1,075,559	1,238,320	459,288
321,707	14,144			41,686	100,964	145,333
461,952		50,315	50,425	120,976	186,680	60,677
15,171				172	8,764	3,141
1,040,825		151,750	20,377		21,989	268,131

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio

Assets
Shares held in respective Funds	2,620,510	2,653,122	1,636	102,575	53,796

Investments at cost	$56,770,362	$26,972,624	$16,465	$1,539,796	$1,358,494

Investments in respective Funds, at net asset value	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644
Amount due from MONY America	16,232	165	2	1	0
Amount due from respective Funds	44,237	674	5	591	477

Total Assets	61,799,689	27,407,592	16,333	1,064,290	874,121

Liabilities
Amount due to MONY America	44,237	674	5	591	477
Amount due to respective Funds	16,232	165	2	1	0

Total Liabilities	60,469	839	7	592	477

Net Assets	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644

Unit Values:

MONY Strategist				$52.51	$69.08
MONY Equity Master	$31.85
MONY Custom Equity Master	17.19	$11.15
MONY Variable Universal Life	12.96	11.23	$10.01
MONY Custom Estate Master	16.23	11.13
MONY Survivorship Variable Universal Life	12.46	11.16
MONY Corporate Sponsored Variable Universal Life	20.61	11.11

Units Outstanding:*
MONY Strategist				20,255	12,647
MONY Equity Master	1,167,598
MONY Custom Equity Master	918,884	35,407
MONY Variable Universal Life	244,731	76,551	1,631
MONY Custom Estate Master	89,564	7,941
MONY Survivorship Variable Universal Life	11,557	3,410
MONY Corporate Sponsored Variable Universal Life	193,725	2,342,598

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Fund	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O

34,667	1,138,851	1,107,920	44,948,713	1,085,381	7,217	2,085	97,364

$698,941	$13,262,192	$12,596,184	$44,948,713	$15,019,005	$72,049	$23,478	$1,158,692

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313
0	11,239	158	6,635	1,420	15	33	202
295	3,370	2,069	8,104	4,086	23	92	423

540,405	13,339,167	12,887,336	44,963,452	15,602,431	76,969	25,265	1,281,938

295	3,370	2,069	8,104	4,086	23	92	423
0	11,239	158	6,635	1,420	15	33	202

295	14,609	2,227	14,739	5,506	38	125	625

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313

$68.98		$32.41	$21.60	$44.20
	$15.32	16.25	13.53	19.42
	12.53	13.07	11.64	13.29
	10.69		10.16	11.74	$11.48	$11.28	$10.81
	12.58	13.15	11.62	13.67
	10.69		10.15	11.89			10.75
	13.52	14.14	12.66	14.93			11.17

7,830		4,077	2,235	1,282
	141,529	96,788	264,497	134,293
	239,611	146,700	538,487	275,397
	138,000		189,388	68,053	6,699	2,230	71,320
	34,921	35,433	105,088	40,107
	7,055		43,521	4,430			2,804
	455,952	622,067	2,485,088	527,137			42,989

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class

Assets
Shares held in respective Funds	211,484	71,902	764,844	83,812	53,851	1,971,121

Investments at cost	$3,097,712	$2,200,991	$8,102,433	$1,282,317	$1,309,766	$57,257,983

Investments in respective Funds, at net asset value	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266
Amount due from MONY America	31	1,449	200	891	18	68,549
Amount due from respective Funds	774	0	0	0	467	7,990

Total Assets	3,892,106	2,476,308	10,356,192	1,705,625	1,281,601	56,095,805

Liabilities
Amount due to MONY America	774	0	0	0	467	7,990
Amount due to respective Funds	31	1,449	200	891	18	68,549

Total Liabilities	805	1,449	200	891	485	76,539

Net Assets	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266

Unit Values:
MONY Strategist

MONY Equity Master					$7.51	$7.70

MONY Custom Equity Master	$11.28				6.71	8.43

MONY Variable Universal Life	11.53

MONY Custom Estate Master	11.66				6.47	8.38

MONY Survivorship Variable Universal Life	10.85

MONY Corporate Sponsored Variable Universal Life	11.72	$13.40	$10.87	$12.39	7.40	12.80

Units Outstanding:*

MONY Strategist

MONY Equity Master					13,150	523,355
MONY Custom Equity Master	63,314				159,810	1,097,593
MONY Variable Universal Life	80,821
MONY Custom Estate Master	3,722				8,966	119,399
MONY Survivorship Variable Universal Life	2,157
MONY Corporate Sponsored Variable Universal Life	185,868	184,652	952,275	137,572	6,988	3,261,085

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Initial Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Service Class	Fidelity VIP III Growth Opportunities Portfolio— Initial Class	Fidelity VIP III Growth Opportunities Portfolio— Service Class

502,276	328,727	270,751	350,224	513,947	397,511	13,107	97,078

$4,967,680	$ 8,117,040	$8,915,590	$4,762,961	$10,406,860	$8,108,131	$168,911	$1,376,387

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997
402	2,193	446	62	860	4,184	743	140
83	0	4,444	0	0	4,613	0	738

6,585,320	10,205,881	8,376,503	5,064,306	11,888,455	9,175,390	198,272	1,462,875

83	0	4,444	0	0	4,613	0	738
402	2,193	446	62	860	4,184	743	140

485	2,193	4,890	62	860	8,797	743	878

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997

		$6.33			$9.40		$9.13

		7.63			10.68		7.17

$11.81

		7.44			9.94		7.31

11.38	$7.97		$10.10	$10.12		$7.19

		404,664			308,756		18,725
		691,998			552,553		170,668
11,305
		70,839			36,338		9,314

567,117	1,279,471		501,397	1,174,396		27,457

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Fidelity VIP III Growth & Income Portfolio— Initial Class	Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund— Class 2	Franklin Zero Coupon 2010 Fund— Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio

Assets
Shares held in respective Funds	723,999	4,912	2,316	722	15,259	20,515

Investments at cost	$8,303,097	$66,137	$35,283	$11,840	$174,770	$306,152

Investments in respective Funds, at net asset value	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442
Amount due from MONY America	184	1,150	1	16	8	9,501
Amount due from respective Funds	0	40	10	3	83	111

Total Assets	9,600,417	71,087	37,269	11,949	206,700	370,054

Liabilities
Amount due to MONY America	0	40	10	3	83	111
Amount due to respective Funds	184	1,150	1	16	8	9,501

Total Liabilities	184	1,190	11	19	91	9,612

Net Assets	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442

Unit Values:
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life		$11.26	$11.34	$10.24	$11.27	$10.35
MONY Custom Estate Master
MONY Survivorship Variable Universal Life					11.63	10.48

MONY Corporate Sponsored Variable Universal Life	$9.10				11.18	10.88

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life		6,209	3,284	1,165	13,994	33,822
MONY Custom Estate Master
MONY Survivorship Variable Universal Life					827	44

MONY Corporate Sponsored Variable Universal Life	1,055,112				3,510	924

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Institutional Class	Janus Aspen Series Mid Cap Value Portfolio— Service Class

18,140	457,006	265,542	35,875	519,398	34,379	478,046	45,009	79,856	163,425

$54,472	$9,323,760	$5,896,881	$644,810	$10,988,517	$444,032	$5,858,559	$842,457	$1,590,772	$1,995,829

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583
0	1,712	5,325	0	9,722	1	101	170	762	4
29	4,604	2,582	489	6,287	188	0	465	0	0

66,784	9,786,250	6,110,058	742,393	10,840,262	451,248	5,970,896	1,030,898	1,842,251	2,222,587

29	4,604	2,582	489	6,287	188	0	465	0	0
0	1,712	5,325	0	9,722	1	101	170	762	4

29	6,316	7,907	489	16,009	189	101	635	762	4

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583

	$7.54	$10.22		$6.35
	5.53	10.43		8.46
$8.27			$10.59		$11.51		$10.74
	4.58	10.24		8.02

			10.68		11.50		10.71

	4.53			6.46		$13.47		$7.88	$10.02

	45,100	66,444		537,222
	1,277,933	462,767		506,074
8,071			64,878		37,652		87,226
	102,575	58,425		55,191

			5,099		1,540		8,747

	420,866			415,503		443,360		233,748	221,896

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Janus Aspen Series WorldWide Growth Portfolio Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class

Assets
Shares held in respective Funds	653,199	47,552	97,498	549,187	101,300	50,245

Investments at cost	$17,547,011	$532,964	$2,015,264	$7,746,982	$514,567	$611,099

Investments in respective Funds, at net asset value	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426
Amount due from MONY America	5,412	381	0	28,949	104	0
Amount due from respective Funds	8,863	254	1,090	1,055	301	127

Total Assets	16,879,885	566,504	2,391,733	9,388,150	626,438	701,553

Liabilities
Amount due to MONY America	8,863	254	1,090	1,055	301	127
Amount due to respective Funds	5,412	381	0	28,949	104	0

Total Liabilities	14,275	635	1,090	30,004	405	127

Net Assets	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426

Unit Values:
MONY Strategist
MONY Equity Master	$5.63
MONY Custom Equity Master	7.81		$11.04	$10.70
MONY Variable Universal Life		$12.63	11.10	11.68	$8.88	$9.93
MONY Custom Estate Master	6.88		11.11	10.70
MONY Survivorship Variable Universal Life		12.11	10.45	10.46	8.82	9.91
MONY Corporate Sponsored Variable Universal Life	6.96			10.96		10.66

Units Outstanding:*
MONY Strategist
MONY Equity Master	614,819
MONY Custom Equity Master	836,670		74,428	76,974
MONY Variable Universal Life		44,120	120,603	108,821	67,323	34,568
MONY Custom Estate Master	82,987		11,465	10,748
MONY Survivorship Variable Universal Life		724	9,752	1,941	3,159	1,153
MONY Corporate Sponsored Variable Universal Life	904,656			650,565		32,499

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I

112,514	17,496	14,719	35,648	25,443	536,097	21,260	164,208

$1,970,891	$239,236	$162,771	$234,686	$191,249	$5,668,820	$224,377	$2,065,893

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354
276	10	81	0	29	130	38	9,668
603	82	0	157	0	0	107	725

2,203,900	279,161	188,199	322,419	230,039	6,186,694	269,936	2,568,747

603	82	0	157	0	0	107	725
276	10	81	0	29	130	38	9,668

879	92	81	157	29	130	145	10,393

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354

							$12.53
$11.15	$11.80		$13.23			$10.90	13.65
							12.41

10.90	11.31		12.45			12.44	12.72
10.95	12.40	$7.24		$13.19	$13.69	10.20	12.57

							41,926
113,633	16,492		23,578			23,860	67,162
							3,335

3,227	661		836			464	2,172
82,275	6,211	25,976		17,443	451,827	379	83,284

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class

Assets
Shares held in respective Funds	62,250	6,133	3,573	96,398	39,678	113,596

Investments at cost	$675,998	$137,706	$63,797	$1,129,235	$513,488	$1,371,440

Investments in respective Funds, at net asset value	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154
Amount due from MONY America	472	42	0	9,623	0	178
Amount due from respective Funds	0	136	19	655	235	818

Total Assets	820,924	153,259	68,272	1,421,544	548,981	1,481,150

Liabilities
Amount due to MONY America	0	136	19	655	235	818
Amount due to respective Funds	472	42	0	9,623	0	178

Total Liabilities	472	178	19	10,278	235	996

Net Assets	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154

Unit Values:
MONY Strategist
MONY Equity Master

MONY Custom Equity Master						$13.16

MONY Variable Universal Life		$12.70	$11.43	$11.77	$9.43	13.65

MONY Custom Estate Master						12.48

MONY Survivorship Variable Universal Life				11.26	9.16	13.70

MONY Corporate Sponsored Variable Universal Life	$12.86

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master						43,481
MONY Variable Universal Life		12,049	5,971	114,147	56,615	60,382
MONY Custom Estate Master						3,125
MONY Survivorship Variable Universal Life				6,048	1,635	3,236

MONY Corporate Sponsored Variable Universal Life	63,788

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

758,765	221,207	2,392,307	352,239	310,775	30,987	90,524	4,585,911

$9,161,908	$1,742,285	$40,052,253	$3,554,993	$1,584,256	$450,531	$1,242,896	$4,585,911

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911
33,486	38,409	1,026	818	239	96	78	36
1,458	859	0	0	0	0	0	0

9,413,280	2,087,646	48,301,701	4,206,547	1,582,085	543,922	1,460,234	4,585,947

1,458	859	0	0	0	0	0	0
33,486	38,409	1,026	818	239	96	78	36

34,944	39,268	1,026	818	239	96	78	36

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911

$12.20

12.59	$10.93

12.02

12.52	11.11

12.09		$13.20	$9.58	$13.10	$9.68	$13.37	$11.78

89,149
155,109	180,996
17,362

7,459	6,322

499,685		3,659,651	438,989	120,716	56,169	109,239	389,214

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund

Assets
Shares held in respective Funds	5,959	8,820	12,974

Investments at cost	$79,225	$101,508	$150,041

Investments in respective Funds, at net asset value	$88,612	$117,390	$157,638
Amount due from MONY America	0	150	56
Amount due from respective Funds	0	0	0

Total Assets	88,612	117,540	157,694

Liabilities
Amount due to MONY America	0	0	0
Amount due to respective Funds	0	150	56

Total Liabilities	0	150	56

Net Assets	$88,612	$117,390	$157,638

Unit Values:
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life
MONY Custom Estate Master
MONY Survivorship Variable Universal Life

MONY Corporate Sponsored Variable Universal Life	$14.06	$14.24	$7.94

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life
MONY Custom Estate Master
MONY Survivorship Variable Universal Life
MONY Corporate Sponsored Variable Universal Life	6,303	8,246	19,859

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$28,417	$0	$0	$0	$61,164	$136,386

Expenses:
Mortality and expense risk charges	(629)	(33,909)	(275,533)	(333)	(15,607)	(54,351)

Net investment income (loss)	27,788	(33,909)	(275,533)	(333)	45,557	82,035

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)

Change in unrealized appreciation (depreciation)	(46,119)	2,406,713	21,437,616	(5,279)	1,053,523	3,619,020

Net increase (decrease) in net assets from operations	$(23,474)	$2,141,199	$18,193,523	$(6,630)	$1,025,904	$3,250,898

***	Termination of subaccount.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$164,875	$417	$288,426	$57,916	$0	$0	$995,399	$0

(121,399)	(353)	(55,668)	(72,387)	(490)	(26,102)	(581,283)	(29,854)

43,476	64	232,758	(14,471)	(490)	(26,102)	414,116	(29,854)

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)
0	0	0	0	0	0	0	0

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)

7,141,042	28,056	1,957,737	4,576,428	(4,946)	2,502,777	20,506,089	2,450,518

$6,125,727	$27,937	$2,273,073	$3,315,139	$(18,488)	$2,090,324	$15,718,785	$2,171,792

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$52,644	$582,985	$0	$215	$10,334	$2,700
Expenses:
Mortality and expense risk charges	(286,636)	(3,757)	(88)	(14)	(5,637)	(4,539)

Net investment income (loss)	(233,992)	579,228	(88)	201	4,697	(1,839)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,070,755)	40,109	(1,527)	(1)	(48,901)	(40,026)
Realized gain distributions	0	402,838	0	0	0	0

Realized gain (loss)	(1,070,755)	442,947	(1,527)	(1)	(48,901)	(40,026)

Change in unrealized appreciation (depreciation)	17,477,145	147,806	(6,215)	(139)	289,982	250,710

Net increase (decrease) in net assets from operations	$16,172,398	$1,169,981	$(7,830)	$61	$245,778	$208,845

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003

$8,925	$351,463	$608,190	$423,776	$858,713	$20	$0	$18,164

(2,828)	(34,489)	(21,722)	(64,350)	(38,495)	(42)	(26)	(1,888)

6,097	316,974	586,468	359,426	820,218	(22)	(26)	16,276

(29,779)	220,495	178,419	0	224,718	121	149	50

0	0	0	0	5,941	0	141	0

(29,779)	220,495	178,419	0	230,659	121	290	50

140,899	(373,943)	(382,401)	0	(456,439)	4,882	1,662	144,587

$117,217	$163,526	$382,486	$359,426	$594,438	$4,981	$1,926	$160,913

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$0	$31,473	$99,845	$1,681	$1,293	$737,851
Expenses:
Mortality and expense risk charges	(2,818)	0	0	0	(3,648)	(52,308)

Net investment income (loss)	(2,818)	31,473	99,845	1,681	(2,355)	685,543

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)

Change in unrealized appreciation (depreciation)	827,684	483,817	2,847,504	544,675	302,123	14,153,675

Net increase (decrease) in net assets from operations	$875,430	$449,838	$2,940,936	$501,391	$238,137	$12,636,865

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio Initial Class	Fidelity VIP II ContraFund Portfolio Service Class	Fidelity VIP III Growth Opportunities Portfolio Initial Class	Fidelity VIP III Growth Opportunities Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$10,556	$17,003	$12,052	$156,571	$25,578	$25,056	$1,076	$7,069

(82)	0	(31,497)	0	0	(34,818)	0	(4,879)

10,474	17,003	(19,445)	156,571	25,578	(9,762)	1,076	2,190

16,803	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)
33,478	0	0	0	0	0	0	0

50,281	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)

1,736,716	2,331,932	2,293,596	633,687	1,680,945	1,990,108	32,164	367,335

$1,797,471	$2,375,719	$1,897,352	$754,358	$1,660,383	$1,894,228	$44,378	$322,596

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Fidelity VIP III Growth & Income Portfolio Initial Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio
	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$89,768	$0	$0	$0	$945	$0

Expenses:
Mortality and expense risk charges	0	(33)	(21)	(4)	(398)	(826)

Net investment income (loss)	89,768	(33)	(21)	(4)	547	(826)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(208,749)	161	45	(1)	(1,583)	(938)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(208,749)	161	45	(1)	(1,583)	(938)

Change in unrealized appreciation (depreciation)	1,860,408	3,760	1,976	90	37,135	64,964

Net increase (decrease) in net assets from operations	$1,741,427	$3,888	$2,000	$85	$36,099	$63,200

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio Institutional Class	Janus Aspen Series Balanced Portfolio Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio Service Class	Janus Aspen Series International Growth Portfolio Institutional Class	Janus Aspen Series Mid Cap Value Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$0	$0	$122,773	$1,441	$46,319	$14,441	$280,474	$6,394	$18,255	$2,237

(159)	(22,987)	(20,831)	(1,919)	(36,696)	(1,130)	0	(2,132)	0	0

(159)	(22,987)	101,942	(478)	9,623	13,311	280,474	4,262	18,255	2,237

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)
0	0	0	0	0	0	0	0	0	0

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)

14,917	2,714,879	640,738	109,586	2,190,410	1,831	(396,276)	226,538	565,570	678,224

$13,907	$2,425,778	$699,318	$106,919	$1,827,500	$17,967	$446,310	$220,661	$493,557	$661,837

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$160,444	$21,529	$13,841	$42,992	$0	$0
Expenses:
Mortality and expense risk charges	(43,072)	(1,257)	(4,668)	(4,643)	(1,408)	(885)

Net investment income (loss)	117,372	20,272	9,173	38,349	(1,408)	(885)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,135,200)	2,008	(3,935)	18,084	(3,346)	5,680
Realized gain distributions	0	4,676	0	88,883	0	0

Realized gain (loss)	(1,135,200)	6,684	(3,935)	106,967	(3,346)	5,680

Change in unrealized appreciation (depreciation)	4,203,760	30,816	404,129	1,657,354	130,524	111,049

Net increase (decrease) in net assets from operations	$3,185,932	$57,772	$409,367	$1,802,670	$125,770	$115,844

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$24,980	$2,194	$0	$0	$0	$3,634	$0	$0

(3,264)	(366)	0	(701)	0	0	(550)	(3,075)

21,716	1,828	0	(701)	0	3,634	(550)	(3,075)

11,758	2,226	6,165	(662)	10,727	22,207	2,292	(12,923)
0	0	0	0	0	46,026	0	0

11,758	2,226	6,165	(662)	10,727	68,233	2,292	(12,923)

235,514	39,578	34,332	96,568	38,035	201,117	54,566	537,782

$268,988	$43,632	$40,497	$95,205	$48,762	$272,984	$56,308	$521,784

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class
	For the year ended December 31, 2003	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$0	$11,001	$25,263

Expenses:

Mortality and expense risk charges	0	(101)	(45)	(3,266)	(1,265)	(4,312)

Net investment income (loss)	0	(101)	(45)	(3,266)	9,736	20,951

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	28,583	126	48	(4,002)	(4,913)	54,585

Realized gain distributions	0	0	0	0	0	8,324

Realized gain (loss)	28,583	126	48	(4,002)	(4,913)	62,909

Change in unrealized appreciation (depreciation)	148,547	15,375	4,456	307,614	72,951	69,529

Net increase (decrease) in net assets from operations	$177,130	$15,400	$4,459	$300,346	$77,774	$153,389

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$176,976	$32,363	$696,592	$37,387	$48,808	$0	$26,335	$28,992

(8,901)	(4,560)	0	0	0	0	0	0

168,075	27,803	696,592	37,387	48,808	0	26,335	28,992

82,703	(12,181)	(284,558)	(66,536)	10,549	(50,947)	13,385	0

181,260	0	0	2,876	2,540	0	920	0

263,963	(12,181)	(284,558)	(63,660)	13,089	(50,947)	14,305	0

136,167	353,511	9,724,812	814,482	(10,370)	184,693	227,510	0

$568,205	$369,133	$10,136,846	$788,209	$51,527	$133,746	$268,150	$28,992

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$766	$2,048	$96

Expenses:
Mortality and expense risk charges	0	0	0

Net investment income (loss)	766	2,048	96

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	14,149	10,399	29,839
Realized gain distributions	0	0	0

Realized gain (loss)	14,149	10,399	29,839

Change in unrealized appreciation (depreciation)	1,744	8,447	10,397

Net increase (decrease) in net assets from operations	$16,659	$20,894	$40,332

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Equity Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$27,788	$16,551	$(33,909)	$(30,845)	$(275,533)	$(252,723)
Net realized gain (loss)	(5,143)	(11,799)	(231,605)	(408,746)	(2,968,560)	(10,207,359)
Net change in unrealized appreciation (depreciation)	(46,119)	(114,480)	2,406,713	(849,698)	21,437,616	(4,084,368)

Net increase (decrease) in net assets from operations	(23,474)	(109,728)	2,141,199	(1,289,289)	18,193,523	(14,544,450)

Contract transactions:
Payments received from contract owners	59,100	496,572	2,159,184	2,624,056	9,762,858	12,166,419
Transfers between subaccounts, net	(1,005,029)	57,304	139,244	160,267	(232,668)	(3,356,046)
Transfers for contract benefits and terminations	(45,706)	(202,448)	(1,626,190)	(1,661,505)	(8,310,556)	(8,669,772)

Net increase (decrease) from contract transactions	(991,635)	351,428	672,238	1,122,818	1,219,634	140,601

Net increase (decrease) in net assets	(1,015,109)	241,700	2,813,437	(166,471)	19,413,157	(14,403,849)
Net assets beginning of period	1,015,109	773,409	6,373,360	6,539,831	34,525,084	48,928,933

Net assets end of period	$0	$1,015,109	$9,186,797	$6,373,360	$53,938,241	$34,525,084

Units issued during the period	16,567	64,349	283,016	313,462	938,213	1,272,485
Units redeemed during the period	(133,209)	(26,680)	(210,836)	(203,770)	(800,848)	(1,176,727)

Net units issued (redeemed) during period	(116,642)	37,669	72,180	109,692	137,365	95,758

***	Termination of subaccount.

See notes to financial statements.

Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth & Income Portfolio		Enterprise Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(333)	$(1,415)	$45,557	$29,725	$82,035	$92,759	$43,476	$26,313
(1,018)	(2,338)	(73,176)	(71,175)	(450,157)	(654,133)	(1,058,791)	(1,173,902)
(5,279)	(68,223)	1,053,523	(516,902)	3,619,020	(3,039,771)	7,141,042	(6,603,971)

(6,630)	(71,976)	1,025,904	(558,352)	3,250,898	(3,601,145)	6,125,727	(7,751,560)

12,817	75,233	1,408,552	1,462,285	4,148,680	5,514,260	11,967,997	12,589,039
(337,197)	55,835	119,900	171,384	(183,537)	(36,542)	1,752,190	6,532,721
(9,512)	(67,478)	(728,596)	(663,905)	(2,572,790)	(2,699,859)	(7,394,387)	(6,501,399)

(333,892)	63,590	799,856	969,764	1,392,353	2,777,859	6,325,800	12,620,361

(340,522)	(8,386)	1,825,760	411,412	4,643,251	(823,286)	12,451,527	4,868,801
340,522	348,908	3,370,651	2,959,239	11,148,252	11,971,538	31,867,993	26,999,192

$0	$340,522	$5,196,411	$3,370,651	$15,791,503	$11,148,252	$44,319,520	$31,867,993

2,187	17,165	190,641	195,918	535,443	708,486	1,873,905	2,501,955
(45,896)	(10,543)	(102,002)	(93,887)	(369,846)	(407,119)	(1,058,646)	(888,932)

(43,709)	6,622	88,639	102,031	165,597	301,367	815,259	1,613,023

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio		Enterprise International Growth Portfolio
	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$64	$123	$232,758	$2,170,870	$(14,471)	$3,243
Net realized gain (loss)	(183)	(778)	82,578	115,589	(1,246,818)	(1,500,366)
Net change in unrealized appreciation (depreciation)	28,056	(1,273)	1,957,737	(4,131,705)	4,576,428	(1,064,241)

Net increase (decrease) in net assets from operations	27,937	(1,928)	2,273,073	(1,845,246)	3,315,139	(2,561,364)

Contract transactions:
Payments received from contract owners	77,055	58,876	1,980,706	4,131,593	2,640,327	3,179,659
Transfers between subaccounts, net	23,445	(1,389)	386,056	(24,624,044)	495,659	(224,654)
Transfers for contract benefits and terminations	(21,103)	(6,092)	(1,755,987)	(2,169,807)	(2,443,630)	(2,335,492)

Net increase (decrease) from contract transactions	79,397	51,395	610,775	(22,662,258)	692,356	619,513

Net increase (decrease) in net assets	107,334	49,467	2,883,848	(24,507,504)	4,007,495	(1,941,851)
Net assets beginning of period	49,467	0	9,937,139	34,444,643	10,412,631	12,354,482

Net assets end of period	$156,801	$49,467	$12,820,987	$9,937,139	$14,420,126	$10,412,631

Units issued during the period	10,832	7,010	290,830	446,529	423,305	373,585
Units redeemed during the period	(2,324)	(1,375)	(239,055)	(2,551,157)	(333,507)	(298,697)

Net units issued (redeemed) during period	8,508	5,635	51,775	(2,104,628)	89,798	74,888

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio		Enterprise Small Company Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(490)	$(2,716)	$(26,102)	$(22,642)	$414,116	$207,536	$(29,854)	$(23,389)
(13,052)	(15,125)	(386,351)	(742,893)	(5,201,420)	(13,907,274)	(248,872)	(505,326)

(4,946)	(187,560)	2,502,777	(1,987,857)	20,506,089	(8,611,163)	2,450,518	(1,800,438)

(18,488)	(205,401)	2,090,324	(2,753,392)	15,718,785	(22,310,901)	2,171,792	(2,329,153)

33,158	263,662	2,864,860	3,521,335	16,966,249	20,357,156	3,182,883	4,063,779
(580,860)	165,713	(11,006)	(375,841)	(1,182,841)	(3,544,098)	884,135	1,555,295
(27,649)	(102,369)	(1,880,768)	(1,659,902)	(15,875,529)	(17,872,469)	(1,973,667)	(1,770,613)

(575,351)	327,006	973,086	1,485,592	(92,121)	(1,059,411)	2,093,351	3,848,461

(593,839)	121,605	3,063,410	(1,267,800)	15,626,664	(23,370,312)	4,265,143	1,519,308
593,839	472,234	5,725,386	6,993,186	78,257,197	101,627,509	8,220,850	6,701,542

$0	$593,839	$8,788,796	$5,725,386	$93,883,861	$78,257,197	$12,485,993	$8,220,850

10,034	72,578	565,467	593,501	1,332,927	1,516,529	449,753	614,335
(122,012)	(21,355)	(413,615)	(367,407)	(1,226,346)	(1,464,598)	(227,707)	(260,117)

(111,978)	51,223	151,852	226,094	106,581	51,931	222,046	354,218

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio		Enterprise WorldWide Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(233,992)	$(107,462)	$579,228	$171,968	$(88)	$(507)
Net realized gain (loss)	(1,070,755)	(1,997,705)	442,947	289,269	(1,527)	(5,780)
Net change in unrealized appreciation (depreciation)	17,477,145	(2,622,770)	147,806	286,324	(6,215)	(28,233)

Net increase (decrease) in net assets from operations	16,172,398	(4,727,937)	1,169,981	747,561	(9,305)	(34,520)

Contract transactions:
Payments received from contract owners	10,869,523	12,336,748	5,810,003	556,267	12,618	94,631
Transfers between subaccounts, net	674,364	787,773	7,421,393	12,969,449	(124,883)	9,190
Transfers for contract benefits and terminations	(9,097,381)	(8,312,565)	(1,004,777)	(263,124)	(7,389)	(34,281)

Net increase (decrease) from contract transactions	2,446,506	4,811,956	12,226,619	13,262,592	(119,654)	69,540

Net increase (decrease) in net assets	18,618,904	84,019	13,396,600	14,010,153	(127,484)	35,020
Net assets beginning of period	43,120,316	43,036,297	14,010,153	0	127,484	92,464

Net assets end of period	$61,739,220	$43,120,316	$27,406,753	$14,010,153	$0	$127,484

Units issued during the period	812,601	1,076,684	1,240,613	1,748,057	3,562	14,475
Units redeemed during the period	(597,777)	(686,287)	(106,200)	(416,564)	(22,653)	(5,777)

Net units issued (redeemed) during period	214,824	390,397	1,134,413	1,331,493	(19,091)	8,698

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio		MONY Series Fund, Inc. Equity Income Portfolio

For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$201	$4,697	$13,875	$(1,839)	$371	$6,097	$6,935
(1)	(48,901)	44,668	(40,026)	(58,806)	(29,779)	13,482

(139)	289,982	(233,651)	250,710	(150,555)	140,899	(108,133)

61	245,778	(175,108)	208,845	(208,990)	117,217	(87,716)

17,661	60,088	56,900	38,528	41,844	24,181	26,962
		3,328	134	(5,228)	(8,202)	(7,979)

(1,396)	(94,315)	(87,849)	(54,940)	(57,883)	(51,214)	(70,749)

16,265	(34,227)	(27,621)	(16,278)	(21,267)	(35,235)	(51,766)

16,326	211,551	(202,729)	192,567	(230,257)	81,982	(139,482)
0	852,147	1,054,876	681,077	911,334	458,128	597,610

$16,326	$1,063,698	$852,147	$873,644	$681,077	$540,110	$458,128

1,778	1,375	1,378	670	708	438	452
(147)	(2,069)	(1,984)	(924)	(1,074)	(1,041)	(1,298)

1,631	(694)	(606)	(254)	(366)	(603)	(846)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio		MONY Series Fund, Inc. Money Market Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$316,974	$194,706	$586,468	$350,578	$359,426	$693,036
Net realized gain (loss)	220,495	130,357	178,419	69,323	0	0
Net change in unrealized appreciation (depreciation)	(373,943)	206,428	(382,401)	513,497	0	0

Net increase (decrease) in net assets from operations	163,526	531,491	382,486	933,398	359,426	693,036

Contract transactions:
Payments received from contract owners	4,914,960	2,849,272	2,045,163	1,862,609	22,039,251	144,458,962
Transfers between subaccounts, net	501,525	2,325,812	(151,834)	4,308,042	(15,583,262)	(15,511,277)
Transfers for contract benefits and terminations	(2,783,680)	(1,461,883)	(1,571,601)	(1,627,730)	(11,088,825)	(124,594,790)

Net increase (decrease) from contract transactions	2,632,805	3,713,201	321,728	4,542,921	(4,632,836)	4,352,895

Net increase (decrease) in net assets	2,796,331	4,244,692	704,214	5,476,319	(4,273,410)	5,045,931
Net assets beginning of period	10,528,227	6,283,535	12,180,895	6,704,576	49,222,123	44,176,192

Net assets end of period	$13,324,558	$10,528,227	$12,885,109	$12,180,895	$44,948,713	$49,222,123

Units issued during the period	558,593	569,703	243,489	719,371	2,783,651	14,156,280
Units redeemed during the period	(348,417)	(264,888)	(220,464)	(367,773)	(3,138,414)	(13,777,073)

Net units issued (redeemed) during period	210,176	304,815	23,025	351,598	(354,763)	379,207

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio—Class O		Alger American Mid Cap Growth Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$820,218	$1,844,320	$(22)	$(26)	$16,276	$2,105	$(2,818)	$(518)
230,659	636,315	121	290	50	(513)	50,564	(6,064)

(456,439)	756,676	4,882	1,662	144,587	(21,966)	827,684	(34,095)

594,438	3,237,311	4,981	1,926	160,913	(20,374)	875,430	(40,677)

3,203,887	4,425,277	64,907	25,554	573,063	412,001	1,524,642	390,935
1,804,502	(31,210,153)	12,305	1,808	169,673	160,020	1,219,267	168,670

(1,909,401)	(2,136,056)	(5,262)	(4,148)	(131,229)	(42,754)	(195,164)	(51,802)

3,098,988	(28,920,932)	71,950	23,214	611,507	529,267	2,548,745	507,803

3,693,426	(25,683,621)	76,931	25,140	772,420	508,893	3,424,175	467,126
11,903,499	37,587,120	0	0	508,893	0	467,126	0

$15,596,925	$11,903,499	$76,931	$25,140	$1,281,313	$508,893	$3,891,301	$467,126

439,774	788,254	7,234	2,660	79,145	60,414	314,580	68,370
(217,764)	(2,948,690)	(535)	(430)	(17,233)	(5,214)	(38,451)	(8,618)

222,010	(2,160,436)	6,699	2,230	61,912	55,200	276,129	59,752

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Dreyfus VIF Appreciation Portfolio—Initial Class		Dreyfus VIF International Value Portfolio—Initial Class		Dreyfus VIF Small Company Stock Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period July 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$31,473	$30,450	$99,845	$49,136	$1,681	$2,739
Net realized gain (loss)	(65,452)	(645,165)	(6,413)	(11,185)	(44,965)	(44,131)
Net change in unrealized appreciation (depreciation)	483,817	(119,748)	2,847,504	(593,946)	544,675	(134,182)

Net increase (decrease) in net assets from operations	449,838	(734,463)	2,940,936	(555,995)	501,391	(175,574)

Contract transactions:
Payments received from contract owners	404,630	818,187	1,415,698	13,143	76,858	585,218
Transfers between subaccounts, net	(24,838)	1,709,254	576,419	6,334,918	78,696	34,641
Transfers for contract benefits and terminations	(820,846)	(1,487,703)	(279,180)	(89,947)	(250,808)	(62,948)

Net increase (decrease) from contract transactions	(441,054)	1,039,738	1,712,937	6,258,114	(95,254)	556,911

Net increase (decrease) in net assets	8,784	305,275	4,653,873	5,702,119	406,137	381,337
Net assets beginning of period	2,466,075	2,160,800	5,702,119	0	1,298,597	917,260

Net assets end of period	$2,474,859	$2,466,075	$10,355,992	$5,702,119	$1,704,734	$1,298,597

Units issued during the period	40,896	369,620	273,572	729,449	21,018	125,979
Units redeemed during the period	(79,191)	(309,372)	(36,253)	(14,492)	(33,238)	(61,136)

Net units issued (redeemed) during period	(38,295)	60,248	237,319	714,957	(12,220)	64,843

**	Commencement of operations.

See notes to financial statements.

Dreyfus Socially Responsible Growth Fund—Initial Class		Dreyfus Stock Index Portfolio—Initial Class		Dreyfus IP Small Cap Stock Index Portfolio—Service Class		Fidelity VIP Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period August 16, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(2,355)	$(976)	$685,543	$656,214	$10,474	$4,739	$17,003	$3,119
(61,631)	(172,462)	(2,202,353)	(6,835,841)	50,281	(1,616)	26,784	(481,641)

302,123	(218,955)	14,153,675	(7,489,447)	1,736,716	(119,561)	2,331,932	(197,189)

238,137	(392,393)	12,636,865	(13,669,074)	1,797,471	(116,438)	2,375,719	(675,711)

452,478	927,957	7,377,797	12,555,007	1,146,312	5,700	1,960,486	138,280
(14,054)	(228,693)	(1,864,396)	(6,033,180)	627,092	3,353,562	637,780	5,730,591

(256,519)	(605,821)	(6,487,331)	(6,916,621)	(178,417)	(50,447)	(507,540)	(765,561)

181,905	93,443	(973,930)	(394,794)	1,594,987	3,308,815	2,090,726	5,103,310

420,042	(298,950)	11,662,935	(14,063,868)	3,392,458	3,192,377	4,466,445	4,427,599
861,074	1,160,024	44,356,331	58,420,199	3,192,377	0	5,737,243	1,309,644

$1,281,116	$861,074	$56,019,266	$44,356,331	$6,584,835	$3,192,377	$10,203,688	$5,737,243

85,595	286,824	1,239,124	2,432,766	213,252	392,735	468,635	1,234,698
(56,584)	(277,435)	(1,218,496)	(2,448,812)	(21,480)	(6,084)	(144,884)	(431,468)

29,011	9,389	20,628	(16,046)	191,772	386,651	323,751	803,230

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Asset Manager Portfolio—Initial Class		Fidelity VIP II ContraFund Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$(19,445)	$(21,584)	$156,571	$192,613	$25,578	$47,082
Net realized gain (loss)	(376,799)	(582,292)	(35,900)	(325,616)	(46,140)	(367,572)
Net change in unrealized appreciation (depreciation)	2,293,596	(1,680,714)	633,687	(299,884)	1,680,945	(195,931)

Net increase (decrease) in net assets from operations	1,897,352	(2,284,590)	754,358	(432,887)	1,660,383	(516,421)

Contract transactions:
Payments received from contract owners	2,009,105	2,627,829	308,919	42,219	5,321,735	725,449
Transfers between subaccounts, net	160,096	6,619	15,974	(364,370)	289,918	1,178,559
Transfers for contract benefits and terminations	(1,278,067)	(1,370,775)	(208,834)	(202,789)	(578,746)	(894,260)

Net increase (decrease) from contract transactions	891,134	1,263,673	116,059	(524,940)	5,032,907	1,009,748

Net increase (decrease) in net assets	2,788,486	(1,020,917)	870,417	(957,827)	6,693,290	493,327
Net Assets beginning of year	5,583,127	6,604,044	4,193,827	5,151,654	5,194,305	4,700,978

Net Assets end of year	$8,371,613	$5,583,127	$5,064,244	$4,193,827	$11,887,595	$5,194,305

Units issued during the year	400,449	456,274	49,507	417,422	640,822	845,781
Units redeemed during the year	(264,488)	(280,018)	(37,965)	(476,781)	(125,640)	(727,393)

Net units issued (redeemed) during year	135,961	176,256	11,542	(59,359)	515,182	118,388

See notes to financial statements.

Fidelity VIP II ContraFund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio—Initial Class		Fidelity VIP III Growth Opportunities Portfolio—Service Class		Fidelity VIP III Growth & Income Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(9,762)	$11,595	$1,076	$2,112	$2,190	$4,131	$89,768	$116,713
(86,118)	(216,460)	11,138	(64,648)	(46,929)	(79,336)	(208,749)	(1,308,281)

1,990,108	(477,316)	32,164	61	367,335	(208,576)	1,860,408	(319,020)

1,894,228	(682,181)	44,378	(62,475)	322,596	(283,781)	1,741,427	(1,510,588)

2,000,893	2,353,708	62,809	85,937	419,048	540,290	861,095	360,568
340,912	383,914	10,282	(78,504)	18,682	79,835	405,748	(1,001,571)

(1,476,844)	(1,421,862)	(48,525)	(13,077)	(331,338)	(321,543)	(422,156)	(609,981)

864,961	1,315,760	24,566	(5,644)	106,392	298,582	844,687	(1,250,984)

2,759,189	633,579	68,944	(68,119)	428,988	14,801	2,586,114	(2,761,572)
6,407,404	5,773,825	128,585	196,704	1,033,009	1,018,208	7,014,119	9,775,691

$9,166,593	$6,407,404	$197,529	$128,585	$1,461,997	$1,033,009	$9,600,233	$7,014,119

320,693	365,057	29,328	58,350	77,857	100,777	305,505	953,791
(223,359)	(216,661)	(25,084)	(62,890)	(60,746)	(61,500)	(204,546)	(1,108,538)

97,334	148,396	4,244	(4,540)	17,111	39,277	100,959	(154,747)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio
	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$(33)	$(21)	$(4)	$547	$364
Net realized gain (loss)	161	45	(1)	(1,583)	(982)
Net change in unrealized appreciation (depreciation)	3,760	1,976	90	37,135	(5,297)

Net increase (decrease) in net assets from operations	3,888	2,000	85	36,099	(5,915)

Contract transactions:
Payments received from contract owners	68,851	37,198	4,087	112,212	83,503
Transfers between subaccounts, net	1,572	675	8,228	22,493	10,452
Transfers for contract benefits and terminations	(4,414)	(2,615)	(470)	(37,015)	(15,220)

Net increase (decrease) from contract transactions	66,009	35,258	11,845	97,690	78,735

Net increase (decrease) in net assets	69,897	37,258	11,930	133,789	72,820
Net assets beginning of period	0	0	0	72,820	0

Net assets end of period	$69,897	$37,258	$11,930	$206,609	$72,820

Units issued during the period	6,648	3,544	1,220	14,098	10,417
Units redeemed during the period	(439)	(260)	(55)	(4,086)	(2,098)

Net units issued (redeemed) during period	6,209	3,284	1,165	10,012	8,319

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Health Sciences Portfolio		INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(826)	$(189)	$(159)	$(45)	$(22,987)	$(18,410)	$101,942	$94,655
(938)	(3,040)	(851)	(1,981)	(266,114)	(1,827,629)	(43,362)	(59,391)
64,964	(10,675)	14,917	(2,634)	2,714,879	(473,376)	640,738	(324,662)

63,200	(13,904)	13,907	(4,660)	2,425,778	(2,319,415)	699,318	(289,398)

198,723	157,463	46,144	37,820	2,649,448	4,199,589	1,648,487	1,859,311
38,649	1,755	718	95	61,265	(408,368)	256,044	620,616
(57,212)	(28,232)	(19,660)	(7,609)	(1,941,778)	(1,959,902)	(1,148,084)	(1,085,498)

180,160	130,986	27,202	30,306	768,935	1,831,319	756,447	1,394,429

243,360	117,082	41,109	25,646	3,194,713	(488,096)	1,455,765	1,105,031
117,082	0	25,646	0	6,585,221	7,073,317	4,646,386	3,541,355

$360,442	$117,082	$66,755	$25,646	$9,779,934	$6,585,221	$6,102,151	$4,646,386

28,228	19,171	7,158	5,856	788,940	1,473,519	228,818	274,547
(7,848)	(4,761)	(3,237)	(1,706)	(631,767)	(1,095,601)	(149,311)	(127,164)

20,380	14,410	3,921	4,150	157,173	377,918	79,507	147,383

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Capital Appreciation Portfolio— Service Class		Janus Aspen Series Capital Appreciation Portfolio— Institutional Class		Janus Aspen Series Flexible Income Portfolio— Service Class		Janus Aspen Series Flexible Income Portfolio— Institutional Class
	For the year ended December 31, 2003	For the period February 6, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(478)	$69	$9,623	$12,495	$13,311	$3,678	$280,474	$393,338

Net realized gain (loss)	(2,189)	(1,417)	(372,533)	(1,192,194)	2,825	240	562,112	167,618

Net change in unrealized appreciation (depreciation)	109,586	(12,491)	2,190,410	(330,173)	1,831	5,196	(396,276)	330,296

Net increase (decrease) in net assets from operations	106,919	(13,839)	1,827,500	(1,509,872)	17,967	9,114	446,310	891,252

Contract transactions:

Payments received from contract owners	353,280	417,208	2,503,527	3,371,156	274,959	195,875	1,126,188	163,738

Transfers between subaccounts, net	4,553	36,232	438,584	(980,146)	32,564	19,142	(6,049,745)	3,773,517

Transfers for contract benefits and terminations	(117,379)	(45,070)	(1,789,279)	(1,646,772)	(76,097)	(22,465)	(419,937)	(373,120)

Net increase (decrease) from contract transactions	240,454	408,370	1,152,832	744,238	231,426	192,552	(5,343,494)	3,564,135

Net increase (decrease) in net assets	347,373	394,531	2,980,332	(765,634)	249,393	201,666	(4,897,184)	4,455,387

Net assets beginning of period	394,531	0	7,843,921	8,609,555	201,666	0	10,867,979	6,412,592

Net assets end of period	$741,904	$394,531	$10,824,253	$7,843,921	$451,059	$201,666	$5,970,795	$10,867,979

Units issued during the period	39,102	50,608	599,971	611,018	22,298	21,152	177,316	521,542

Units redeemed during the period	(13,698)	(6,036)	(388,124)	(521,005)	(8,655)	(2,603)	(592,552)	(222,631)

Net units issued (redeemed) during period	25,404	44,572	211,847	90,013	13,643	18,549	(415,236)	298,911

**	Commencement of operations

See notes to financial statements.

Janus Aspen Series International Growth Portfolio— Service Class		Janus Aspen Series International Growth Portfolio— Institutional Class		Janus Aspen Series Mid Cap Value Portfolio— Service Class		Janus Aspen Series WorldWide Growth Portfolio— Institutional Class		Lord Abbett Bond- Debenture Portfolio— Class VC
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$4,262	$1,029	$18,255	$12,377	$2,237	$0	$117,372	$99,789	$20,272	$3,516

(10,139)	(4,027)	(90,268)	(361,467)	(18,624)	(17,735)	(1,135,200)	(1,828,256)	6,684	605

226,538	(38,733)	565,570	(53,330)	678,224	(451,505)	4,203,760	(2,836,660)	30,816	2,089

220,661	(41,731)	493,557	(402,420)	661,837	(469,240)	3,185,932	(4,565,127)	57,772	6,210

560,519	384,715	265,906	227,119	260,615	689,412	3,516,193	4,267,951	252,143	199,588

57,161	34,756	62,317	232,821	90,482	1,134,645	(1,319,355)	(698,850)	130,102	10,354

(140,676)	(45,142)	(181,910)	(147,041)	(93,468)	(55,122)	(2,442,329)	(2,370,386)	(69,176)	(21,124)

477,004	374,329	146,313	312,899	257,629	1,768,935	(245,491)	1,198,715	313,069	188,818

697,665	332,598	639,870	(89,521)	919,466	1,299,695	2,940,441	(3,366,412)	370,841	195,028

332,598	0	1,201,619	1,291,140	1,303,117	3,422	13,925,169	17,291,581	195,028	0

$1,030,263	$332,598	$1,841,489	$1,201,619	$2,222,583	$1,303,117	$16,865,610	$13,925,169	$565,869	$195,028

74,353	48,215	89,440	381,473	51,141	191,878	681,121	1,712,630	33,533	20,771

(19,926)	(6,667)	(61,473)	(340,235)	(12,961)	(8,532)	(736,104)	(1,543,569)	(6,877)	(2,582)

54,427	41,548	27,967	41,238	38,180	183,346	(54,983)	169,061	26,656	18,189

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Lord Abbett Growth & Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid-Cap Growth Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$9,173	$2,838	$38,349	$21,378	$(1,408)	$(332)
Net realized gain (loss)	(3,935)	(5,028)	106,967	(13,906)	(3,346)	(11,234)
Net change in unrealized appreciation (depreciation)	404,129	(28,750)	1,657,354	(46,189)	130,524	(19,059)

Net increase (decrease) in net assets from operations	409,367	(30,940)	1,802,670	(38,717)	125,770	(30,625)

Contract transactions:
Payments received from contract owners	945,350	492,557	2,206,372	596,194	329,519	286,148
Transfers between subaccounts, net	661,671	240,614	1,862,595	3,537,923	43,560	(5,958)
Transfers for contract benefits and terminations	(263,240)	(64,736)	(487,805)	(121,086)	(93,299)	(29,082)

Net increase (decrease) from contract transactions	1,343,781	668,435	3,581,162	4,013,031	279,780	251,108

Net increase (decrease) in net assets	1,753,148	637,495	5,383,832	3,974,314	405,550	220,483
Net assets beginning of period	637,495	0	3,974,314	0	220,483	0

Net assets end of period	$2,390,643	$637,495	$9,358,146	$3,974,314	$626,033	$220,483

Units issued during the period	173,468	85,316	483,577	496,424	50,161	41,098
Units redeemed during the period	(32,627)	(9,909)	(84,766)	(46,185)	(13,579)	(7,198)

Net units issued (redeemed) during period	140,841	75,407	398,811	450,239	36,582	33,900

**	Commencement of operations

See notes to financial statements.

MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio— Initial Class		MFS Utilities Portfolio—Initial Class		UIF Equity Growth Portfolio—Class I
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(885)	$(262)	$21,716	$328	$1,828	$154	$0	$324
5,680	(2,561)	11,758	(3,319)	2,226	(1,236)	6,165	(145,798)

111,049	(20,722)	235,514	(3,384)	39,578	255	34,332	23,047

115,844	(23,545)	268,988	(6,375)	43,632	(827)	40,497	(122,427)

207,626	206,160	926,949	682,969	153,634	45,525	70,937	130,599

241,845	48,955	610,537	56,455	69,865	7,521	(30,173)	(181,303)

(67,681)	(27,778)	(276,573)	(59,929)	(32,463)	(7,818)	(55,734)	(86,930)

381,790	227,337	1,260,913	679,495	191,036	45,228	(14,970)	(137,634)

497,634	203,792	1,529,901	673,120	234,668	44,401	25,527	(260,061)
203,792	0	673,120	0	44,401	0	162,591	422,652

$701,426	$203,792	$2,203,021	$673,120	$279,069	$44,401	$188,118	$162,591

54,758	34,539	173,105	86,159	23,879	6,456	23,250	110,278

(13,465)	(7,612)	(44,144)	(15,985)	(5,637)	(1,333)	(25,320)	(134,825)

41,293	26,927	128,961	70,174	18,242	5,123	(2,070)	(24,547)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	UIF Emerging Markets Equity Portfolio—Class I		UIF Emerging Markets Debt Portfolio—Class I		UIF Core Plus Fixed Income Portfolio—Class I
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(701)	$(153)	$0	$9,728	$3,634	$207,046
Net realized gain (loss)	(662)	(579)	10,727	17	68,233	128,354
Net change in unrealized appreciation (depreciation)	96,568	(8,992)	38,035	727	201,117	42,625

Net increase (decrease) in net assets from operations	95,205	(9,724)	48,762	10,472	272,984	378,025

Contract transactions:
Payments received from contract owners	141,062	131,471	26,863	15,353	179,114	646,173
Transfers between subaccounts, net	26,087	3,790	33,335	119,299	136,924	128,271
Transfers for contract benefits and terminations	(47,946)	(17,683)	(23,528)	(546)	(298,908)	(99,677)

Net increase (decrease) from contract transactions	119,203	117,578	36,670	134,106	17,130	674,767

Net increase (decrease) in net assets	214,408	107,854	85,432	144,578	290,114	1,052,792
Net assets beginning of period	107,854	0	144,578	0	5,896,450	4,843,658

Net assets end of period	$322,262	$107,854	$230,010	$144,578	$6,186,564	$5,896,450

Units issued during the period	17,511	14,444	7,887	14,078	26,267	81,037
Units redeemed during the period	(5,283)	(2,258)	(4,464)	(58)	(25,054)	(27,701)

Net units issued (redeemed) during period	12,228	12,186	3,423	14,020	1,213	53,336

**	Commencement of operations

See notes to financial statements.

UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		UIF Value Portfolio—Class I		Oppenheimer Global Securities Portfolio—Service Class	Oppenheimer Main Street Portfolio—Service Class
For the year ended December 31, 2003	For the period February 20, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003

$(550)	$828	$(3,075)	$37,478	$0	$2,875	$(101)	$(45)
2,292	368	(12,923)	19,893	28,583	(83,526)	126	48

54,566	(9,152)	537,782	(45,321)	148,547	2,822	15,375	4,456

56,308	(7,956)	521,784	12,050	177,130	(77,829)	15,400	4,459

123,933	99,438	788,258	343,213	130,007	98,930	131,950	68,210

34,827	9,746	280,957	910,159	296,651	90,048	15,273	63

(36,686)	(9,819)	(248,165)	(49,902)	(43,231)	(20,348)	(9,542)	(4,479)

122,074	99,365	821,050	1,203,470	383,427	168,630	137,681	63,794

178,382	91,409	1,342,834	1,215,520	560,557	90,801	153,081	68,253
91,409	0	1,215,520	0	259,895	169,094	0	0

$269,791	$91,409	$2,558,354	$1,215,520	$820,452	$259,895	$153,081	$68,253

21,536	12,199	118,462	151,594	73,184	41,915	12,946	6,398
(7,718)	(1,314)	(51,333)	(20,844)	(36,488)	(28,545)	(897)	(427)

13,818	10,885	67,129	130,750	36,696	13,370	12,049	5,971

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PBHG Mid-Cap Value Portfolio		PBHG Select Value Portfolio		PIMCO Global Bond Portfolio—Administrative Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(3,266)	$(871)	$9,736	$1,855	$20,951	$5,232
Net realized gain (loss)	(4,002)	(2,603)	(4,913)	(2,095)	62,909	6,112
Net change in unrealized appreciation (depreciation)	307,614	(25,583)	72,951	(37,693)	69,529	39,185

Net increase (decrease) in net assets from operations	300,346	(29,057)	77,774	(37,933)	153,389	50,529

Contract transactions:
Payments received from contract owners	672,318	653,624	271,862	304,348	1,080,923	552,460
Transfers between subaccounts, net	48,777	38,375	20,161	(1,108)	(164,249)	192,704
Transfers for contract benefits and terminations	(201,317)	(71,800)	(63,076)	(23,282)	(314,530)	(71,072)

Net increase (decrease) from contract transactions	519,778	620,199	228,947	279,958	602,144	674,092

Net increase (decrease) in net assets	820,124	591,142	306,721	242,025	755,533	724,621
Net assets beginning of period	591,142	0	242,025	0	724,621	0

Net assets end of period	$1,411,266	$591,142	$548,746	$242,025	$1,480,154	$724,621

Units issued during the period	77,453	78,254	36,629	33,846	126,293	72,704
Units redeemed during the period	(24,652)	(10,859)	(8,661)	(3,564)	(77,955)	(10,818)

Net units issued (redeemed) during period	52,801	67,395	27,968	30,282	48,338	61,886

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio—Administrative Class		PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$168,075	$40,607	$27,803	$11,379	$696,592	$385,749	$37,387	$20,250
263,963	17,702	(12,181)	(11,799)	(284,558)	(288,072)	(63,660)	(333,258)

136,167	80,261	353,511	(47,418)	9,724,812	(1,405,309)	814,482	81,231

568,205	138,570	369,133	(47,838)	10,136,846	(1,307,632)	788,209	(231,777)

6,119,383	1,057,692	1,015,685	920,100	5,699,671	4,657,439	1,476,121	803,255
388,548	2,035,594	127,487	(31,517)	1,220,863	26,834,499	384,184	(90,883)

(751,648)	(178,008)	(224,761)	(79,911)	(2,145,416)	(1,246,801)	(344,186)	(232,167)

5,756,283	2,915,278	918,411	808,672	4,775,118	30,245,137	1,516,119	480,205

6,324,488	3,053,848	1,287,544	760,834	14,911,964	28,937,505	2,304,328	248,428
3,053,848	0	760,834	0	33,388,711	4,451,206	1,901,401	1,652,973

$9,378,336	$3,053,848	$2,048,378	$760,834	$48,300,675	$33,388,711	$4,205,729	$1,901,401

638,468	312,830	127,208	107,723	703,505	3,062,577	232,616	214,639
(140,669)	(41,865)	(30,296)	(17,317)	(218,728)	(255,419)	(52,662)	(139,603)

497,799	270,965	96,912	90,406	484,777	2,807,158	179,954	75,036

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	T. Rowe Price Limited Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$48,808	$14,130	$0	$0	$26,335	$30,976
Net realized gain (loss)	13,089	234	(50,947)	(123,146)	14,305	(126,180)
Net change in unrealized appreciation (depreciation)	(10,370)	7,857	184,693	(83,627)	227,510	(223)

Net increase (decrease) in net assets from operations	51,527	22,221	133,746	(206,773)	268,150	(95,427)

Contract transactions:
Payments received from contract owners	824,590	199,438	69,392	80,857	296,735	778,446
Transfers between subaccounts, net	16,027	758,147	63,513	(136,528)	94,039	(711,404)
Transfers for contract benefits and terminations	(294,464)	(28,541)	(162,896)	(61,674)	(288,337)	(485,596)

Net increase (decrease) from contract transactions	546,153	929,044	(29,991)	(117,345)	102,437	(418,554)

Net increase (decrease) in net assets	597,680	951,265	103,755	(324,118)	370,587	(513,981)
Net assets beginning of year	984,166	32,901	440,071	764,189	1,089,569	1,603,550

Net assets end of year	$1,581,846	$984,166	$543,826	$440,071	$1,460,156	$1,089,569

Units issued during the year	101,589	97,627	20,498	33,670	59,018	207,075
Units redeemed during the year	(59,180)	(22,080)	(25,738)	(48,708)	(51,503)	(243,378)

Net units issued (redeemed) during year	42,409	75,547	(5,240)	(15,038)	7,515	(36,303)

See notes to financial statements.

T. Rowe Price Prime Reserve Portfolio		Van Eck Hard Assets Fund		Van Eck WorldWide Bond Fund		Van Eck WorldWide Emerging Markets Fund
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$28,992	$12,906	$766	$372	$2,048	$0	$96	$213
0	0	14,149	(6,049)	10,399	5,569	29,839	(4,043)

0	0	1,744	9,978	8,447	11,861	10,397	2,045

28,992	12,906	16,659	4,301	20,894	17,430	40,332	(1,785)

929,942	1,405,255	31,218	42,467	13,842	18,316	23,126	24,687
2,102,202	676,757	15,421	94,504	28,021	1,007	72,097	(51,815)

(735,861)	(137,971)	(134,137)	(19,193)	(45,129)	(15,577)	(47,367)	(9,124)

2,296,283	1,944,041	(87,498)	117,778	(3,266)	3,746	47,856	(36,252)

2,325,275	1,956,947	(70,839)	122,079	17,628	21,176	88,188	(38,037)
2,260,636	303,689	159,451	37,372	99,762	78,586	69,450	107,487

$4,585,911	$2,260,636	$88,612	$159,451	$117,390	$99,762	$157,638	$69,450

428,489	166,850	11,008	25,634	7,363	9,045	62,795	13,589
(232,460)	0	(21,159)	(12,927)	(7,397)	(8,700)	(56,426)	(20,372)

196,029	166,850	(10,151)	12,707	(34)	345	6,369	(6,783)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and Survivorship Variable Universal Life, collectively, the “Variable Life Insurance Policies”. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”).

There are eighty-five MONY America Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, Invesco Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Fund, The Universal Institutional Funds, Janus Aspen Series, AIM Variable Insurance Funds, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, Dreyfus Investment Portfolios, Fidelity Variable Insurance Products, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Van Eck Worldwide Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., or T. Rowe Price Fixed Income Series, Inc., (collectively the “Funds”). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY America.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than each Variable Life Insurance Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Insurance Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

realized gains are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2003 aggregated $87,598,301.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0% to 0.75% of average daily net assets of each of the MONY America Life subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2003, MONY America received $378,102 in aggregate from certain Funds in connection with MONY America Life subaccounts.

On September 17, 2003, the MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed
Enterprise Balanced Portfolio	$101,379	$29,726
Enterprise Capital Appreciation Portfolio	1,581,465	945,703
Enterprise Equity Portfolio	6,210,064	5,286,092
Enterprise Emerging Countries Portfolio	14,166	11,707
Enterprise Equity Income Portfolio	1,198,345	415,229
Enterprise Growth & Income Portfolio	2,579,564	1,245,745
Enterprise Growth Portfolio	8,789,705	3,658,990
Enterprise Global Socially Responsive Portfolio	85,114	6,085
Enterprise High-Yield Portfolio	2,891,468	2,340,599
Enterprise International Growth Portfolio	2,081,677	1,933,409
Enterprise Mid-Cap Growth Portfolio	40,217	28,677
Enterprise Multi-Cap Growth Portfolio	2,049,033	1,103,858
Enterprise Managed Portfolio	8,988,558	10,298,060
Enterprise Small Company Growth Portfolio	3,266,518	1,205,198
Enterprise Small Company Value Portfolio	7,892,598	5,755,472
Enterprise Total Return Portfolio	13,204,268	981,620
Enterprise WorldWide Growth Portfolio	14,571	4,835
Enterprise Short Duration Bond Portfolio	16,767	516
MONY Series Fund, Inc. Diversified Portfolio	32,981	73,303
MONY Series Fund, Inc. Equity Growth Portfolio	27,063	48,251
MONY Series Fund, Inc. Equity Income Portfolio	15,234	53,545
MONY Series Fund, Inc. Government Securities Portfolio	6,052,221	3,456,687
MONY Series Fund, Inc. Intermediate Term Bond Portfolio	2,777,853	2,479,581
MONY Series Fund, Inc. Money Market Portfolio	26,528,302	31,231,314
MONY Series Fund, Inc. Long Term Bond Portfolio	5,183,009	2,125,599
AIM Basic Value Fund—Series I	74,078	2,170
AIM Mid Cap Core Equity Fund—Series I	26,026	2,838
Alger American Balanced Portfolio—Class O	676,189	66,660
Alger American Mid Cap Growth Portfolio—Class O	2,782,621	236,789
Dreyfus VIF Appreciation Portfolio—Initial Class	423,270	864,324
Dreyfus VIF International Value Portfolio—Initial Class	2,011,416	298,480
Dreyfus VIF Small Company Stock Portfolio—Initial Class	187,128	282,383
Dreyfus Socially Responsible Growth Fund—Initial Class	336,561	158,576
Dreyfus Stock Index Portfolio—Initial Class	7,502,865	8,532,988
Dreyfus IP Small Cap Stock Index Portfolio—Service Class	1,784,931	190,027
Fidelity VIP Growth Portfolio—Initial Class	2,908,333	817,607
Fidelity VIP Growth Portfolio—Service Class	1,580,726	723,494
Fidelity VIP II Asset Manager Portfolio—Initial Class	438,628	322,569

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Fidelity VIP II ContraFund Portfolio—Initial Class	$5,924,260	$891,353

Fidelity VIP II Contrafund Portfolio—Service Class	1,765,644	938,124

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	173,229	148,664

Fidelity VIP III Growth Opportunities Portfolio—Service Class	321,895	220,746

Fidelity VIP III Growth & Income Portfolio—Initial Class	2,391,745	1,547,057

Franklin Income Securities Fund—Class 2	67,579	1,603

Franklin Rising Dividends Securities Fund—Class 2	36,025	787

Franklin Zero Coupon 2010 Fund—Class 2	12,201	360

INVESCO VIF Financial Services Portfolio	114,282	17,012

INVESCO VIF Health Sciences Portfolio	208,551	29,253

INVESCO VIF Telecommunications Portfolio	39,481	12,446

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	2,253,627	1,509,313

Janus Aspen Series Balanced Portfolio—Institutional Class	1,354,737	620,677

Janus Aspen Series Capital Appreciation Portfolio—Service Class	276,500	38,084

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	2,706,208	1,593,095

Janus Aspen Series Flexible Income Portfolio—Service Class	263,009	32,771

Janus Aspen Series Flexible Income Portfolio—Institutional Class	2,229,439	7,572,932

Janus Aspen Series International Growth Portfolio—Service Class	513,571	38,799

Janus Aspen Series International Growth Portfolio—Institutional Class	460,090	313,778

Janus Aspen Series Mid Cap Value Portfolio—Service Class	353,826	96,196

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	2,514,909	2,806,962

Lord Abbett Bond-Debenture Portfolio—Class VC	331,297	19,543

Lord Abbett Growth & Income Portfolio—Class VC	1,410,153	71,232

Lord Abbett Mid-Cap Value Portfolio—Class VC	4,093,254	516,954

MFS Mid Cap Growth Portfolio—Initial Class	313,141	34,833

MFS New Discovery Portfolio—Initial Class	454,873	74,015

MFS Total Return Portfolio—Initial Class	1,527,525	270,052

MFS Utilities Portfolio—Initial Class	223,039	32,381

UIF Equity Growth Portfolio—Class I	140,414	155,384

UIF Emerging Markets Equity Portfolio—Class I	138,498	20,028

UIF Emerging Markets Debt Portfolio—Class I	92,254	55,583

UIF Core Plus Fixed Income Portfolio—Class I	282,243	265,113

UIF Global Value Equity Portfolio—Class I	163,111	41,606

UIF U.S. Real Estate Portfolio—Class I	1,174,888	357,049

UIF Value Portfolio—Class I	744,157	360,731

Oppenheimer Global Securities Portfolio—Service Class	138,977	1,396

Oppenheimer Main Street Portfolio—Service Class	64,961	1,212

PBHG Mid-Cap Portfolio	575,954	59,621

PBHG Select Value Portfolio	249,344	21,735

PIMCO Global Bond Portfolio—Administrative Class	1,320,841	723,222

PIMCO Real Return Portfolio—Administrative Class	6,906,794	1,159,877

PIMCO StocksPLUS Growth & Income Portfolio—Administrative Class	997,555	83,935

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

T. Rowe Price Equity Income Portfolio	$6,909,136	$2,134,018

T. Rowe Price International Stock Portfolio	1,870,227	354,107
T. Rowe Price Limited Term Bond Portfolio	1,266,650	720,497
T. Rowe Price New America Growth Portfolio	156,558	186,550
T. Rowe Price Personal Strategy Balanced Portfolio	599,622	497,185
T. Rowe Price Prime Reserve Portfolio	4,728,853	2,432,571
Van Eck Hard Assets Fund	126,779	214,278
Van Eck WorldWide Bond Fund	84,837	88,104
Van Eck WorldWide Emerging Markets Fund	419,291	371,436

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Life Insurance Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (1)	0	$8.49 to 8.70	$0	17.17	(^)%	0.35%(^) to 0.75	%(^)	(2.25) to (2.19)%

Enterprise Capital Appreciation Portfolio	830,138	8.08 to 11.84	9,187	0.00		0.35 to 0.75		32.03 to 32.59

Enterprise Equity Portfolio	3,471,131	11.44 to 20.25	53,938	0.00		0.0 to 0.75		51.80 to 52.94

Enterprise Emerging Countries Portfolio (1)	0	7.73 to 7.59	0	0.00		0.35(^) to 0.75	(^)	(1.90) to (1.81)

Enterprise Equity Income Portfolio	483,918	9.62 to 10.58	5,196	1.52		0.35 to 0.75		25.75 to 26.25

Enterprise Growth & Income Portfolio	1,650,380	8.03 to 9.63	15,792	1.05		0.35 to 0.75		26.66 to 27.04

Enterprise Growth Portfolio	5,141,422	7.29 to 7.46	44,320	0.44		0.0 to 0.75		16.27 to 17.11

Enterprise Global Socially Responsive Portfolio	14,144	11.09	157	0.41		0.35		26.31

Enterprise High-Yield Portfolio	824,954	14.57 to 18.54	12,821	2.52		0.00 to 0.75		21.73 to 22.64

Enterprise International Growth Portfolio	1,217,982	9.35 to 13.80	14,420	0.50		0.00 to 0.75		29.94 to 30.95

Enterprise Mid-Cap Growth Portfolio (1)	0	5.07 to 5.18	0	0.00		0.35(^) to 0.75	(^)	(2.87) to (2.81)

Enterprise Multi-Cap Growth Portfolio	1,280,944	6.37 to 7.77	8,789	0.00		0.35 to 0.75		33.51 to 33.82

Enterprise Managed Portfolio	5,582,384	10.57 to 19.68	93,884	1.18		0.00 to 0.75		20.00 to 20.94

Enterprise Small Company Growth Portfolio	1,028,975	9.34 to 9.90	12,486	0.00		0.00 to 0.75		22.25 to 23.13

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Small Company Value Portfolio	2,626,059	$20.61 to 31.85	$61,739	0.11%		0.00 to 0.75%		36.40 to 37.40%

Enterprise Total Return Portfolio	2,465,907	11.11 to 11.23	27,407	2.58		0.00 to 0.35		5.35 to 5.61

Enterprise WorldWide Growth Portfolio (1)	0	6.24 to 6.29	0	0.00		0.35(^) to 0.75	(^)	(5.88) to (5.84)

Enterprise Short Duration Bond Portfolio (2)	1,631	10.01	16	5.27	(^)	0.35	(^)	0.10

MONY Series Fund, Inc. Diversified Portfolio	20,255	52.51	1,064	1.10		0.60		29.08

MONY Series Fund, Inc. Equity Growth Portfolio	12,647	69.08	874	0.36		0.60		30.83

MONY Series Fund, Inc. Equity Income Portfolio	7,830	68.98	540	1.89		0.60		26.96

MONY Series Fund, Inc. Government Securities Portfolio	1,017,068	13.52 to 15.32	13,325	2.86		0.00 to 0.75		0.99 to 1.73

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	905,065	14.14 to 16.25	12,885	4.75		0.00 to 0.75		2.52 to 3.29

MONY Series Fund, Inc. Money Market Portfolio	3,628,304	12.66 to 13.53	44,949	0.90		0.00 to 0.75		0.15 to .88

MONY Series Fund, Inc. Long Term Bond Portfolio	1,050,699	14.93 to 19.42	15,597	5.94		0.00 to 0.75		4.02 to 4.85

AIM Basic Value Fund— Series I (2)	6,699	11.48	77	0.16	(^)	0.35	(^)	14.80

AIM Mid Cap Core Equity Fund—Series I (3)	2,230	11.28	25	0.00		0.35	(^)	12.80

Alger American Balanced Portfolio—Class O	117,113	10.81 to 11.17	1,281	2.05		0.00 to 0.35		18.66 to 19.08

Alger American Mid Cap Growth Portfolio—Class O	335,882	11.66 to 11.72	3,891	0.00		0.00 to 0.35		47.41 to 47.79

Dreyfus VIF Appreciation Portfolio—Initial Class	184,652	13.40	2,475	1.39		0.00		21.16

Dreyfus VIF International Value Portfolio—Initial Class	952,275	10.87	10,356	1.28		0.00		36.22

Dreyfus VIF Small Company Stock Portfolio—Initial Class	137,572	12.39	1,705	0.12		0.00		42.91

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Dreyfus Socially Responsible Growth Fund—Initial Class	188,914	$7.40 to 7.51	$1,281	0.13%	0.00 to 0.75%		24.96 to 26.06%

Dreyfus Stock Index Portfolio— Initial Class	5,001,432	7.70 to 12.80	56,019	1.50	0.00 to 0.75		27.27 to 28.39

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	578,422	11.38	6,585	0.22	0.00		37.77

Fidelity VIP Growth Portfolio— Initial Class	1,279,471	7.97	10,204	0.22	0.00		32.83

Fidelity VIP Growth Portfolio— Service Class	1,167,501	6.33 to 7.44	8,372	0.18	0.35 to 0.75		31.88 to 32.15

Fidelity VIP II Asset Manager Portfolio—Initial Class	501,397	10.10	5,064	3.47	0.00		17.99

Fidelity VIP II ContraFund Portfolio—Initial Class	1,174,396	10.12	11,888	0.42	0.00		28.43

Fidelity VIP II Contrafund Portfolio—Service Class	897,647	9.40 to 9.94	9,167	0.34	0.35 to 0.75		27.37 to 27.93

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	27,457	7.19	198	0.65	0.00		29.78

Fidelity VIP III Growth Opportunities Portfolio—Service Class	198,707	7.17 to 9.13	1,462	0.58	0.35 to 0.75		28.59 to 29.19

Fidelity VIP III Growth & Income Portfolio—Initial Class	1,055,112	9.10	9,600	1.13	0.00		23.81

Franklin Income Securities Fund—Class 2 (2)	6,209	11.26	70	0.00	0.35	(^)	12.60

Franklin Rising Dividends Securities Fund—Class 2 (2)	3,284	11.34	37	0.00	0.35	(^)	13.40

Franklin Zero Coupon 2010 Fund—Class 2 (4)	1,165	10.24	12	0.00	0.35	(^)	2.40

INVESCO VIF Financial Services Portfolio	18,331	11.18 to 11.63	207	0.72	0.00 to 0.35		29.08 to 29.55

INVESCO VIF Health Sciences Portfolio	34,790	10.35 to 10.48	360	0.00	0.35		27.31 to 27.34

INVESCO VIF Telecommunications Portfolio	8,071	8.27	67	0.00	0.35		33.82

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	1,846,474	4.53 to 7.54	9,780	0.00	0.00 to 0.75		34.16 to 35.22

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Janus Aspen Series Balanced Portfolio—Institutional Class	587,636	$10.22 to 10.24	$6,102	2.31%	0.35 to 0.75%	13.18 to 13.65%

Janus Aspen Series Capital Appreciation Portfolio— Service Class	69,977	10.59 to 10.68	742	0.26	0.35	19.80 to 19.87

Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	1,513,990	6.35 to 6.46	10,824	0.50	0.00 to 0.75	19.59 to 20.52

Janus Aspen Series Flexible Income Portfolio—Service Class	39,192	11.50 to 11.51	451	4.46	0.35	5.89

Janus Aspen Series Flexible Income Portfolio—Institutional Class	443,360	13.47	5,971	3.84	0.00	6.40

Janus Aspen Series International Growth—Service Class	95,973	10.71 to 10.74	1,030	1.05	0.35	34.04 to 34.08

Janus Aspen Series International Growth Portfolio— Institutional Class	233,748	7.88	1,841	1.25	0.00	34.93

Janus Aspen Series Mid Cap Value Portfolio—Service Class	221,896	10.02	2,223	0.13	0.00	41.33

Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	2,439,132	5.63 to 6.96	16,866	1.11	0.00 to 0.75	23.19 to 24.06

Lord Abbett Bond-Debenture Portfolio—Class VC	44,844	12.11 to 12.63	566	5.97	0.35	17.57 to 17.60

Lord Abbett Growth & Income Portfolio—Class VC	216,248	10.45 to 11.11	2,391	1.03	0.35	30.55 to 30.63

Lord Abbett Mid-Cap Value Portfolio—Class VC	849,049	10.96 to 11.68	9,358	0.68	0.00 to 0.35	24.39 to 24.83

MFS Mid-Cap Growth Portfolio—Initial Class	70,482	8.82 to 8.88	626	0.00	0.35	36.41 to 36.53

MFS New Discovery Portfolio—Initial Class	68,220	9.93 to 10.66	701	0.00	0.00 to 0.35	33.11 to 33.58

MFS Total Return Portfolio—Initial Class	199,135	10.95 to 11.15	2,203	1.75	0.00 to 0.35	15.90 to 16.37

MFS Utilities Portfolio—Initial Class	23,364	11.80 to 12.40	279	1.59	0.00 to 0.35	35.48 to 35.82

UIF Equity Growth Portfolio—Class I	25,976	7.24	188	0.00	0.00	24.83

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

UIF Emerging Markets Equity Portfolio—Class I	24,414	$12.45 to 13.23	$322	0.00%	0.35%		49.10 to 49.15%

UIF Emerging Markets Debt Portfolio—Class I	17,443	13.19	230	0.00	0.00		27.93

UIF Core Plus Fixed Income Portfolio—Class I	451,827	13.69	6,187	0.06	0.00		4.58

UIF Global Value Equity Portfolio—Class I	24,703	10.20 to 10.90	270	0.00	0.00 to 0.35		28.54 to 28.95

UIF U.S. Real Estate Portfolio— Class I	197,879	12.57 to 13.65	2,558	0.00	0.00 to 0.35		37.05 to 37.53

UIF Value Portfolio—Class I	63,788	12.86	820	0.00	0.00		34.10

Oppenheimer Global Securities Portfolio—Service Class (5)	12,049	12.70	153	0.00	0.35	(^)	27.00

Oppenheimer Main Street Portfolio—Service Class (6)	5,971	11.43	68	0.00	0.35	(^)	14.30

PBHG Mid-Cap Portfolio	120,195	11.26 to 11.77	1,411	0.00	0.35		33.89 to 33.90

PBHG Select Value Portfolio	58,250	9.16 to 9.43	549	3.03	0.35		17.88 to 17.89

PIMCO Global Bond Portfolio—Administrative Class	110,224	12.48 to 13.70	1,480	2.05	0.35		13.97 to 13.98

PIMCO Real Return Portfolio—Administrative Class	768,764	12.09 to 12.59	9,378	2.46	0.00 to 0.35		8.53 to 8.92

PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	187,318	10.93 to 11.11	2,048	2.48	0.35		29.94 to 29.96

T. Rowe Price Equity Income Portfolio	3,659,651	13.20	48,301	1.75	0.00		25.48

T. Rowe Price International Stock Portfolio	438,989	9.58	4,206	1.53	0.00		30.52

T. Rowe Price Limited Term Bond Portfolio	120,716	13.10	1,582	3.76	0.00		4.22

T. Rowe Price New America Growth Portfolio	56,169	9.68	544	0.00	0.00		35.01

T. Rowe Price Personal Strategy Balanced Portfolio	109,239	13.37	1,460	2.26	0.00		24.84

T. Rowe Price Prime Reserve Portfolio	389,214	11.78	4,586	0.66	0.00		0.68

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Van Eck Hard Assets Fund	6,303	$14.06	$89	0.94%	0.00%	45.10%

Van Eck WorldWide Bond Fund	8,246	14.24	117	1.70	0.00	18.17

Van Eck WorldWide Emerging Markets Fund	19,859	7.94	158	0.11	0.00	54.17

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.
(^)	Annualized.
(1)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(2)	For the period July 7, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period July 2, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period August 12, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period June 23, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period June 27, 2003 (commencement of operations) through December 31, 2003.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	12,901	$52.80	$681	0.65%	0.60%	(23.13)%

Equity Income Subaccount	8,433	54.33	458	1.92	0.60	(15.65)

Intermediate Term Bond Subaccount	4,272	31.57	135	3.95	0.60	8.71

Long Term Bond Subaccount	1,535	42.42	65	4.56	0.60	13.36

Diversified Subaccount	20,949	40.68	852	2.08	0.60	(16.88)

Money Market Subaccount	2,188	21.54	47	1.49	0.60	0.89

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	94,178	15.85	1,493	2.92	0.75	8.49

Long Term Bond Subaccount	144,221	18.67	2,693	4.24	0.75	13.22

Government Securities Subaccount	153,243	15.17	2,325	2.57	0.75	5.79

Money Market Subaccount	307,517	13.51	4,154	1.48	0.75	0.75

Enterprise Accumulation Trust

Equity Subaccount	1,891,577	13.34	25,234	0.00	0.75	(29.97)

Small Company Value Subaccount	1,208,111	23.35	28,203	0.36	0.75	(9.92)

Managed Subaccount	4,135,667	16.40	67,799	0.93	0.75	(21.76)

International Growth Subaccount	699,800	10.62	7,431	0.66	0.75	(20.09)

High Yield Bond Subaccount	327,973	15.23	4,997	8.67	0.75	0.73

Growth Subaccount	443,237	6.27	2,781	0.40	0.75	(23.91)

Growth and Income Subaccount	325,532	6.34	2,064	1.19	0.75	(26.54)

Capital Appreciation Subaccount	258,817	6.12	1,585	0.00	0.75	(17.52)

Balanced Subaccount	7,501	8.90	67	2.48	0.75	(11.53)

Equity Income Subaccount	36,583	7.65	280	1.48	0.75	(15.47)

Multi-Cap Growth Subaccount	14,595	5.82	85	0.00	0.75	(35.12)

Small Company Growth Subaccount	59,047	7.64	451	0.00	0.75	(24.58)

Mid-Cap Growth Subaccount	42,738	5.33	228	0.00	0.75	(31.58)

Worldwide Growth Subaccount	3,397	6.63	23	0.00	0.75	(25.25)

Emerging Countries Subaccount	26,947	7.73	208	0.21	0.75	(17.33)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the year ended December 31, 2002
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	405,627	$6.05	$2,452	1.32%	0.75%	(22.93)%
Dreyfus Socially Responsible Growth Subaccount	7,289	6.01	44	0.27	0.75	(29.46)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	259,734	7.38	1,916	0.68	0.75	(10.11)
VIP Growth Subaccount	371,491	4.80	1,785	0.14	0.75	(30.84)
VIP III Growth Opportunities Subaccount	16,051	7.10	114	0.09	0.75	(22.49)

Janus Aspen Series
Aggressive Growth Subaccount	23,481	5.62	132	0.00	0.75	(28.50)
Balanced Subaccount	42,762	9.03	386	3.12	0.75	(7.10)
Capital Appreciation Subaccount	512,348	5.31	2,720	0.57	0.75	(16.25)
Worldwide Growth Subaccount	597,638	4.57	2,732	0.92	0.75	(26.05)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	13,267	$68.69	$911	0.00%		0.60%		(19.81)%
Equity Income Subaccount	9,279	64.41	598	1.74		0.60		(11.52)
Intermediate Term Bond Subaccount	4,569	29.04	133	5.40		0.60		7.88
Long Term Bond Subaccount	1,495	37.42	56	5.21		0.60		5.68
Diversified Subaccount	21,555	48.94	1,055	1.13		0.60		(15.93)
Money Market Subaccount	2,507	21.35	54	3.78		0.60		3.19

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	52,904	14.61	773	4.66		0.75		7.74
Long Term Bond Subaccount	129,500	16.49	2,136	4.67		0.75		5.50
Government Securities Subaccount	84,169	14.34	1,207	4.27		0.75		5.75
Money Market Subaccount	262,179	13.41	3,515	3.69		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	1,924,485	19.05	36,654	0.00		0.75		(19.42)
Small Company Value Subaccount	1,233,590	25.92	31,971	0.25		0.75		4.43
Managed Subaccount	4,331,427	20.96	90,806	2.15		0.75		(11.86)
International Growth Subaccount	697,861	13.29	9,272	0.66		0.75		(28.36)
High Yield Bond Subaccount	301,483	15.12	4,558	8.85		0.75		5.07
Growth Subaccount	354,433	8.24	2,920	0.47		0.75		(13.17)
Growth and Income Subaccount	292,641	8.63	2,525	0.94		0.75		(12.56)
Capital Appreciation Subaccount	235,606	7.42	1,749	0.68		0.75		(19.78)
Balanced Subaccount (1)	3,988	10.06	40	1.75	(^)	0.75	(^)	(0.60)
Equity Income Subaccount (2)	10,033	9.05	91	2.13	(^)	0.75	(^)	(9.50)
Multi-Cap Growth Subaccount (3)	10,617	8.97	95	0.00	(^)	0.75	(^)	(10.30)
Small Company Growth Subaccount (4)	11,867	10.13	120	0.00	(^)	0.75	(^)	1.30
Mid-Cap Growth Subaccount (5)	24,674	7.79	192	0.00	(^)	0.75	(^)	(22.10)
Worldwide Growth Subaccount (6)	2,244	8.87	20	0.00	(^)	0.75	(^)	(11.30)
Emerging Countries Subaccount (7)	22,654	9.35	212	0.00	(^)	0.75	(^)	(6.50)

Dreyfus

Dreyfus Stock Index Subaccount	437,449	7.85	3,433	1.13		0.75		(12.87)

Dreyfus Socially Responsible Growth Subaccount (7)	4,617	8.52	39	0.14	(^)	0.75	(^)	(14.80)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	223,575	8.21	1,835	0.69		0.75		(13.03)
VIP Growth Subaccount	352,343	6.94	2,444	0.00		0.75		(18.35)
VIP III Growth Opportunities Subaccount (5)	1,294	9.16	12	0.00	(^)	0.75	(^)	(8.40)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Janus Aspen Series

Aggressive Growth Subaccount (8)	18,896	$7.86	$148	0.00	%(^)	0.75	%(^)	(21.40)%
Balanced Subaccount (9)	12,732	9.72	124	4.61	(^)	0.75	(^)	(2.80)
Capital Appreciation Subaccount	554,001	6.34	3,515	1.28		0.75		(22.40)
Worldwide Growth Subaccount	585,745	6.18	3,623	0.50		0.75		(23.13)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 7, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 6, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 2, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period May 5, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 12, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 25, 2001 (commencement of operations) through December 31, 2001.
(7)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.
(8)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(9)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	30,069	$12.78	$384	3.70%		0.35%		8.95%
Long Term Bond Subaccount	36,149	13.09	473	4.04		0.35		13.63
Government Securities Subaccount	27,158	12.41	337	2.95		0.35		6.25
Money Market Subaccount	102,684	11.56	1,187	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	122,785	6.21	762	0.00		0.35		(29.67)
Small Company Value Subaccount	87,482	11.85	1,037	0.38		0.35		(9.61)
Managed Subaccount	167,850	7.67	1,288	0.97		0.35		(21.49)
International Growth Subaccount	40,098	6.57	263	0.69		0.35		(19.78)
High Yield Bond Subaccount	43,159	10.68	461	8.67		0.35		1.14
Growth Subaccount	377,484	7.64	2,883	0.41		0.35		(23.52)
Growth and Income Subaccount	153,750	7.72	1,187	1.17		0.35		(26.27)
Small Company Growth Subaccount	53,474	11.50	615	0.00		0.35		(24.24)
Equity Income Subaccount	82,263	8.47	697	1.20		0.35		(15.13)
Capital Appreciation Subaccount	65,144	8.93	582	0.00		0.35		(17.16)
Multi-Cap Growth Subaccount	103,758	4.76	493	0.00		0.35		(34.79)
Balanced Subaccount	22,902	8.68	199	2.10		0.35		(11.16)
Mid-Cap Growth Subaccount	4,410	6.24	28	0.00		0.35		(31.20)

World Wide Growth Subaccount (1)	77	7.59	0	0.00		0.35	(^)	(24.10)

Emerging Countries Subaccount (1)	436	8.27	4	0.30	(^)	0.35	(^)	(17.30)

Total Return Subaccount (2)	3,873	10.57	41	3.31	(^)	0.35	(^)	5.70

Dreyfus

Dreyfus Stock Index Subaccount	125,137	6.55	820	1.42		0.35		(22.67)
Dreyfus Socially Responsible Growth Subaccount	7,887	5.15	41	0.28		0.35		(29.26)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	60,954	5.63	343	0.14		0.35		(30.41)
VIP II Contrafund Subaccount	40,733	7.77	316	0.69		0.35		(9.76)
VIP III Growth Opportunities Subaccount	10,220	5.66	58	0.85		0.35		(22.15)

Janus Aspen Series

Aggressive Growth Subaccount	93,463	3.40	318	0.00		0.35		(28.27)
Balanced Subaccount	52,935	9.01	477	2.62		0.35		(6.73)
Capital Appreciation Subaccount	56,385	6.68	376	0.61		0.35		(15.87)
Worldwide Growth Subaccount	88,956	5.57	495	0.95		0.35		(25.73)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

MidCap Growth Subaccount (3)	892	$7.91	$7	0.00%		0.35	%(^)	(20.90)%

Lord Abbett Series Fund

Growth and Income Subaccount (3)	3,229	8.51	27	1.43	(^)	0.35	(^)	(14.90)
Mid-Cap Value Subaccount (4)	5,072	8.61	44	1.42	(^)	0.35	(^)	(13.90)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	1,421	10.95	16	2.65	(^)	0.35	(^)	9.50
Real Return Bond Subaccount (3)	14,071	11.08	156	3.91	(^)	0.35	(^)	10.80

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (5)	1,656	9.06	15	8.73	(^)	0.35	(^)	(9.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period January 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period June 28, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period June 3, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period June 24, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	23,432	$11.73	$275	4.28%		0.35%		8.11%
Long Term Bond Subaccount	27,875	11.52	321	4.45		0.35		5.98
Government Securities Subaccount	19,126	11.68	223	3.46		0.35		6.18
Money Market Subaccount	92,971	11.43	1,063	3.61		0.35		3.44

Enterprise Accumulation Trust

Equity Subaccount	85,310	8.83	753	0.00		0.35		(19.07)
Small Company Value Subaccount	71,640	13.11	939	0.27		0.35		4.88
Managed Subaccount	133,735	9.77	1,307	2.30		0.35		(11.50)
International Growth Subaccount	31,108	8.19	255	0.33		0.35		(28.03)
High Yield Bond Subaccount	33,604	10.56	355	8.85		0.35		5.60
Growth Subaccount	293,534	9.99	2,932	0.49		0.35		(12.83)
Growth and Income Subaccount	132,155	10.47	1,383	0.91		0.35		(12.16)
Small Company Growth Subaccount	46,743	15.18	710	1.69		0.35		(4.17)
Equity Income Subaccount	74,868	9.98	747	1.07		0.35		(11.05)
Capital Appreciation Subaccount	41,343	10.78	446	0.68		0.35		(19.43)
Multi-Cap Growth Subaccount	73,588	7.30	537	0.00		0.35		(17.23)
Balanced Subaccount	15,884	9.77	155	1.59		0.35		(4.22)
Mid-Cap Growth Subaccount (1)	4,146	9.07	38	0.00	(^)	0.35	(^)	(9.30)

Dreyfus

Dreyfus Stock Index Subaccount	96,211	8.47	815	1.28		0.35		(12.50)
Dreyfus Socially Responsible Growth Subaccount	5,786	7.28	42	0.08		0.35		(22.80)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	55,001	8.09	445	0.00		0.35		(18.03)
VIP II Contrafund Subaccount	38,388	8.61	330	0.36		0.35		(12.68)
VIP III Growth Opportunities Subaccount	8,809	7.27	64	0.17		0.35		(14.77)

Janus Aspen Series

Aggressive Growth Subaccount	68,394	4.74	324	0.00		0.35		(39.69)
Balanced Subaccount	39,425	9.66	381	3.27		0.35		(5.01)
Capital Appreciation Subaccount	44,723	7.94	355	1.41		0.35		(22.00)
Worldwide Growth Subaccount	78,108	7.50	586	0.65		0.35		(22.76)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

recognition	of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period July 20, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	147,956	$12.69	$1,878	3.68%		0.35%		8.93%
Long Term Bond Subaccount	272,785	12.73	3,472	4.20		0.35		13.66
Government Securities Subaccount	241,339	12.37	2,984	2.72		0.35		6.27
Money Market Subaccount	650,363	11.58	7,531	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	1,107,623	6.27	6,945	0.00		0.35		(29.63)
Small Company Value Subaccount	828,456	12.55	10,397	0.39		0.35		(9.58)
Managed Subaccount	1,095,521	7.78	8,520	0.96		0.35		(21.41)
International Growth Subaccount	366,129	6.99	2,560	0.68		0.35		(19.75)
High Yield Bond Subaccount	255,620	10.74	2,744	8.66		0.35		1.23
Growth Subaccount	2,441,538	7.85	19,169	0.40		0.35		(23.56)
Growth and Income Subaccount	929,986	7.84	7,294	1.22		0.35		(26.25)
Small Company Growth Subaccount	416,895	11.82	4,926	0.00		0.35		(24.23)
Equity Income Subaccount	255,927	8.65	2,214	1.27		0.35		(15.03)
Capital Appreciation Subaccount	433,997	9.69	4,207	0.00		0.35		(17.18)
Multi-Cap Growth Subaccount	993,482	5.06	5,026	0.00		0.35		(34.88)
Balanced Subaccount	86,239	8.69	749	2.16		0.35		(11.15)
Emerging Countries Subaccount	16,326	7.88	129	0.21		0.35		(16.97)
Worldwide Growth Subaccount	15,617	6.68	104	0.00		0.35		(24.94)
Mid-Cap Growth Subaccount	64,830	5.22	338	0.00		0.35		(31.23)
Total Return Subaccount (1)	20,184	10.59	214	3.39	(^)	0.35	(^)	5.90

Dreyfus

Dreyfus Stock Index Subaccount	970,710	6.59	6,396	1.40		0.35		(22.65)
Dreyfus Socially Responsible Growth Subaccount	138,847	5.35	742	0.24		0.35		(29.14)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	599,095	5.77	3,456	0.13		0.35		(30.40)
VIP II Contrafund Subaccount	499,846	8.35	4,175	0.64		0.35		(9.73)
VIP III Growth Opportunities Subaccount	155,326	5.55	861	0.86		0.35		(22.16)

Janus Aspen Series

Aggressive Growth Subaccount	1,147,470	4.11	4,710	0.00		0.35		(28.15)
Balanced Subaccount	412,432	9.17	3,784	2.64		0.35		(6.81)
Capital Appreciation Subaccount	483,765	7.05	3,409	0.59		0.35		(15.97)
Worldwide Growth Subaccount	774,371	6.32	4,897	0.99		0.35		(25.82)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American

MidCap Growth Subaccount (2)	13,796	$7.66	$106	0.00	%(^)	0.35	%(^)	(23.40)%

Lord Abbett Series Fund

Growth and Income Subaccount (2)	19,938	8.46	169	1.98	(^)	0.35	(^)	(15.40)
Mid Cap Value Subaccount (3)	32,852	8.61	283	1.77	(^)	0.35	(^)	(13.90)

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (2)	22,105	9.14	202	9.10	(^)	0.35	(^)	(8.60)

PIMCO Variable Insurance Trust

Global Bond Subaccount (2)	35,103	11.55	405	2.69	(^)	0.35	(^)	15.50
Real Return Subaccount (1)	51,459	11.25	579	3.99	(^)	0.35	(^)	12.50

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 8, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	119,810	$11.65	$1,396	4.26%		0.35%		8.17%
Long Term Bond Subaccount	209,209	11.20	2,343	3.73		0.35		5.96
Government Securities Subaccount	146,574	11.64	1,707	3.44		0.35		6.20
Money Market Subaccount	649,426	11.45	7,435	3.41		0.35		3.43

Enterprise Accumulation Trust

Equity Subaccount	887,133	8.91	7,909	0.00		0.35		(19.15)
Small Company Value Subaccount	641,682	13.88	8,905	0.27		0.35		4.91
Managed Subaccount	941,722	9.90	9,327	2.25		0.35		(11.53)
International Growth Subaccount	309,095	8.71	2,693	0.73		0.35		(28.08)
High Yield Bond Subaccount	206,143	10.61	2,188	8.84		0.35		5.47
Growth Subaccount	2,036,137	10.27	20,907	0.48		0.35		(12.89)
Growth and Income Subaccount	758,620	10.63	8,064	0.93		0.35		(12.15)
Small Company Growth Subaccount	338,648	15.60	5,285	0.00		0.35		(4.18)
Equity Income Subaccount	208,347	10.18	2,122	1.15		0.35		(11.09)
Capital Appreciation Subaccount	371,317	11.70	4,345	0.67		0.35		(19.42)
Multi-Cap Growth Subaccount	818,793	7.77	6,361	0.00		0.35		(17.25)
Balanced Subaccount	59,101	9.78	578	1.85		0.35		(4.21)
Emerging Countries Subaccount (2)	14,433	9.49	137	0.00	(^)	0.35	(^)	(5.10)
Worldwide Growth Subaccount (1)	8,149	8.90	73	0.00	(^)	0.35	(^)	(11.00)
Mid-Cap Growth Subaccount (3)	31,935	7.59	242	0.00	(^)	0.35	(^)	(24.10)

Dreyfus

Dreyfus Stock Index Subaccount	726,355	8.52	6,187	1.23		0.35		(12.44)
Dreyfus Socially Responsible Growth Subaccount	110,913	7.55	837	0.08		0.35		(22.88)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	447,940	8.29	3,715	0.00		0.35		(18.08)
VIP II Contrafund Subaccount	389,954	9.25	3,609	0.51		0.35		(12.74)
VIP III Growth Opportunities Subaccount	132,217	7.13	942	0.19		0.35		(14.71)

Janus Aspen Series

Aggressive Growth Subaccount	850,465	5.72	4,862	0.00		0.35		(39.66)
Balanced Subaccount	308,589	9.84	3,037	3.22		0.35		(5.02)
Capital Appreciation Subaccount	414,025	8.39	3,472	1.38		0.35		(21.95)
Worldwide Growth Subaccount	573,563	8.52	4,886	0.58		0.35		(22.76)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 3, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period May 24, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 21, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,777,986	$12.55	$34,865	1.51%		1.46%

Intermediate Term Bond Subaccount	605,565	13.69	8,291	3.68		9.35

Long Term Bond Subaccount	331,338	14.24	4,720	7.14		14.01

Government Securities Subaccount	298,278	13.29	3,965	2.76		6.58

Enterprise Accumulation Trust

Equity Subaccount	211,781	7.48	1,584	0.00		(29.37)

Small Company Value Subaccount	139,108	15.00	2,086	0.41		(9.26)

Managed Subaccount	18,587	8.74	162	1.09		(21.19)

International Growth Subaccount	22,157	7.14	158	0.83		(19.41)

High Yield Bond Subaccount	146,427	11.88	1,735	8.65		1.54

Small Company Growth Subaccount	200,919	8.04	1,616	0.00		(24.08)

Growth Subaccount	909,094	6.37	5,793	0.74		(23.25)

Total Return Subaccount (1)	1,259,424	10.52	13,244	2.79	(^)	5.20

Dreyfus Variable Investment Fund

Appreciation Subaccount	222,947	11.06	2,466	0.96		(16.72)

Small Company Stock Subaccount	149,793	8.67	1,299	0.28		(19.72)

Dreyfus

Dreyfus Stock Index Subaccount	3,479,330	9.97	34,688	1.34		(22.35)

Dreyfus Socially Responsible Growth Subaccount	5,880	5.87	35	0.06		(28.93)

Dreyfus Small Cap Stock Index (3)	386,651	8.26	3,192	0.39	(^)	(17.40)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	16,454	9.69	159	0.41		(2.81)

Worldwide Bond Subaccount	8,281	12.05	100	0.00		21.72

Worldwide Emerging Markets Subaccount	13,490	5.15	69	0.21		(2.83)

Dreyfus Variable Investment Fund

International Value Subaccount (2)	714,957	7.98	5,702	2.18	(^)	(20.20)

T. Rowe Price

Equity Income Bond Subaccount	3,174,874	10.52	33,389	2.39		(13.13)

Prime Reserve Subaccount	193,185	11.70	2,261	1.37		1.47

International Stock Subaccount	259,035	7.34	1,901	1.18		(18.26)

Limited Term Bond Subaccount	78,307	12.57	984	4.51		5.45

New America Growth Subaccount	61,408	7.17	440	0.00		(28.30)

Personal Strategy Balanced Subaccount	101,724	10.71	1,090	2.40		(7.83)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	955,720	$6.00	$5,737	0.10%		(30.15)%

VIP II Contrafund Subaccount	659,215	7.88	5,194	0.85		(9.32)

VIP III Growth Opportunities Subaccount	23,212	5.54	129	1.17		(21.86)

VIP II Asset Manager Subaccount	489,855	8.56	4,194	4.16		(8.74)

VIP III Growth and Income Subaccount	954,152	7.35	7,014	1.40		(16.67)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	28,046	5.80	163	0.10		(27.86)

Core Plus Fixed Income Subaccount	450,614	13.09	5,896	3.89		7.38

Value Subaccount	27,092	9.59	260	1.10		(22.16)

Emerging Markets Debt Subaccount (4)	14,020	10.31	145	21.52	(^)	3.10

Global Value Equity Subaccount (5)	1,650	7.91	13	9.09	(^)	(20.90)

Real Estate Subaccount (6)	81,262	9.14	743	11.14	(^)	(8.60)

Janus Aspen Series

Aggressive Growth Subaccount	424,887	3.35	1,425	0.00		(27.96)

Flexible Income Subaccount	858,596	12.66	10,868	4.79		10.47

International Growth Subaccount	205,780	5.84	1,202	0.91		(25.61)

Worldwide Growth Subaccount	1,033,150	5.61	5,801	0.89		(25.60)

Capital Appreciation Subaccount	249,646	5.36	1,339	0.58		(15.72)

Strategic Value Subaccount	183,715	7.09	1,303	0.00		(23.43)

Alger American

Balanced Growth Subaccount (6)	21,775	9.38	204	0.00	(^)	(6.20)

Mid Cap Growth Subaccount (5)	18,916	7.93	150	0.00	(^)	(20.70)

Lord Abbett Series

Mid-Cap Value Subaccount (2)	367,490	8.78	3,228	1.43	(^)	(12.20)

MFS Variable Insurance Trust

New Discovery Series Subaccount (6)	5,912	7.98	47	0.00	(^)	(20.20)

Total Return Series Subaccount (8)	7,749	9.41	73	0.00	(^)	(5.90)

Utilities Series Subaccount (9)	67	9.13	1	0.00	(^)	(8.70)

Invesco Variable Investment

Financial Services Subaccount (7)	238	8.63	2	7.54	(^)	(13.70)

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	129,337	11.10	1,436	4.06	(^)	11.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,596,777	$12.37	$32,110	3.48%	3.86%

Intermediate Term Bond Subaccount	329,727	12.52	4,129	7.16	8.49

Long Term Bond Subaccount	2,621,046	12.49	32,732	5.01	6.30

Government Securities Subaccount	252,208	12.47	3,146	4.61	6.58

Enterprise Accumulation Trust

Equity Subaccount	341,080	10.59	3,613	0.00	(18.85)

Small Company Value Subaccount	73,925	16.53	1,222	0.24	5.35

Managed Subaccount	16,988	11.09	188	1.64	(11.21)

International Growth Subaccount	15,232	8.86	135	0.62	(27.79)

High Yield Bond Subaccount	2,336,577	11.70	27,344	8.87	5.88

Small Company Growth Subaccount	55,453	10.59	587	1.75	(3.82)

Growth Subaccount	29,036	8.30	241	0.27	(12.63)

Dreyfus Variable Investment Fund

Appreciation Subaccount	162,699	13.28	2,161	0.80	(9.66)

Small Company Stock Subaccount	84,950	10.80	917	0.08	(1.55)

Dreyfus

Dreyfus Stock Index Subaccount	3,736,835	12.84	47,986	1.15	(12.18)

Dreyfus Socially Responsible Growth Subaccount	29,198	8.26	241	0.08	(22.59)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	3,747	9.97	37	0.89	(10.34)

Worldwide Bond Subaccount	7,936	9.90	79	4.51	(5.17)

Worldwide Emerging Markets Subaccount	20,273	5.30	107	0.00	(1.85)

T. Rowe Price

Equity Income Subaccount	367,716	12.11	4,451	1.65	1.51

Prime Reserve Subaccount	26,335	11.53	304	3.86	3.97

International Stock Subaccount	183,999	8.98	1,653	1.78	(22.25)

Limited Term Subaccount	2,760	11.92	33	5.38	8.46

New America Growth Subaccount	76,446	10.00	764	0.00	(11.82)

Personal Strategy Balanced Subaccount	138,027	11.62	1,604	3.13	(2.35)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	152,490	$8.59	$1,310	0.06%	(17.64)%

VIP II Contrafund Subaccount	540,827	8.69	4,701	0.62	(12.31)

VIP III Growth Opportunities Subaccount	27,752	7.09	197	0.27	(14.37)

VIP II Asset Manager Subaccount	549,214	9.38	5,152	2.41	(4.09)

VIP III Growth and Income Subaccount	1,108,899	8.82	9,776	1.36	(8.70)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	52,593	8.04	423	0.13	(15.10)

Fixed Income Subaccount	397,278	12.19	4,844	4.53	9.33

Value Subaccount	13,722	12.32	169	1.63	2.07

Janus Aspen Series

Aggressive Growth Subaccount	373,628	4.65	1,739	0.00	(39.53)

Flexible Income Subaccount	559,685	11.46	6,413	5.58	7.81

International Growth Subaccount	164,542	7.85	1,291	0.67	(23.19)

Worldwide Growth Subaccount	1,087,638	7.54	8,197	0.73	(22.43)

Capital Appreciation Subaccount	199,382	6.36	1,268	1.38	(21.68)

Strategic Value Subaccount	369	9.26	3	0.23	(7.86)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.
(^)	Annualized
(1)	For the period July 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period July 15, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period August 16, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period August 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period September 13, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period November 26, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period September 3, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period October 8, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002				For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values		Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund
Balanced Subaccount (1)	1,271	$9.06		$12	0.98	%(^)	0.35	%(^)	(9.40)%
Mid Cap Growth Subaccount (2)	697	7.37		5	0.00		0.35	(^)	(26.30)

Enterprise Accumulation Trust
Equity Income Subaccount (3)	787	8.38		7	2.02	(^)	0.35	(^)	(16.20)
Growth and Income Subaccount (4)	5,383	7.58		41	1.63	(^)	0.35	(^)	(24.20)
Growth Subaccount (3)	10,335	7.86		81	0.47	(^)	0.35	(^)	(21.40)
Managed Subaccount (5)	6,231	8.10		50	1.54	(^)	0.35	(^)	(19.00)

Multi-Cap Growth Subaccount (2)	0	7.02	+	0	0.00	(^)	0.35	(^)	(29.80)
Small Company Growth Subaccount (3)	1,909	7.96		15	0.00	(^)	0.35	(^)	(20.40)
Small Company Value Subaccount (3)	9,750	9.10		89	0.38	(^)	0.35	(^)	(9.00)
Total Return Subaccount (2)	1,688	10.60		18	3.52	(^)	0.35	(^)	6.00

INVESCO Variable Investment Funds
Financial Services Subaccount (6)	859	9.01		8	1.49	(^)	0.35	(^)	(9.90)
Health Sciences Subaccount (2)	8	8.23		0	0.00	(^)	0.35	(^)	(17.70)

Janus Aspen Series
Capital Appreciation Subaccount (7)	4,248	8.91		38	0.38	(^)	0.35	(^)	(10.90)

Flexible Income Subaccount (8)	1,313	10.86		14	5.45	(^)	0.35	(^)	8.60
International Growth Subaccount (3)	5,936	7.99		47	1.07	(^)	0.35	(^)	(20.10)

Lord Abbett Series Funds

Bond Debenture Subaccount (8)	625	10.30		6	4.10	(^)	0.35	(^)	3.00

Growth and Income Subaccount (4)	5,939	8.00		48	1.65	(^)	0.35	(^)	(20.00)

Mid Cap Value Subaccount (2)	810	8.42		7	1.48	(^)	0.35	(^)	(15.80)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (1)	1,556	6.46		10	0.00		0.35	(^)	(35.40)

New Discovery Subaccount (1)	549	7.44		4	0.00		0.35	(^)	(25.60)

Total Return Subaccount (1)	1,311	9.40		12	0.84	(^)	0.35	(^)	(6.00)

Utilities Subaccount (2)	690	8.35		6	0.64	(^)	0.35	(^)	(16.50)

MONY Series Fund, Inc.

Government Securities Subaccount (4)	4,985	10.55		53	0.15	(^)	0.35	(^)	5.50

Long Term Bond Subaccount (9)	3,276	11.38		37	0.00		0.35	(^)	13.80

Money Market Subaccount (10)	4,930	10.09		50	1.48	(^)	0.35	(^)	0.90

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (11)	395	$8.35	$3	0.00%		0.35	%(^)	(16.50)%

U.S. Real Estate Subaccount (8)	1,128	9.28	10	9.65	(^)	0.35	(^)	(7.20)

PBHG Insurance

Mid-Cap Value Subaccount (12)	3,496	8.41	29	0.00		0.35	(^)	(15.90)

Select Value Subaccount (1)	718	7.77	6	1.75	(^)	0.35	(^)	(22.30)

PIMCO Variable Insurance Trust

Global Bond Subaccount (1)	1,773	12.02	21	2.69	(^)	0.35	(^)	20.20

Real Return Subaccount (1)	5,550	11.54	64	4.10	(^)	0.35	(^)	15.40

Stocks Plus Growth and Income Subaccount (7)	2,831	8.55	24	3.75	(^)	0.35	(^)	(14.50)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period April 12, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 25, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period March 1, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period April 3, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period June 25, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period May 16, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period April 4, 2002 (commencement of operations) through December 31, 2002.
(10)	For the period March 7, 2002 (commencement of operations) through December 31, 2002.
(11)	For the period June 7, 2002 (commencement of operations) through December 31, 2002.
(12)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
+	Net asset value immediately prior to redemption.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Balanced Subaccount (1)	32,154	$9.11	$293	1.70	%(^)	0.35	%(^)	(8.90)%
Mid Cap Subaccount (1)	25,451	7.83	199	0.00	(^)	0.35	(^)	(21.70)

Enterprise Accumulation Trust

Equity Income Subaccount (1)	19,719	8.80	173	1.99	(^)	0.35	(^)	(12.00)
Growth and Income Subaccount (2)	70,132	8.02	562	2.02	(^)	0.35	(^)	(19.80)
Growth Subaccount (2)	144,475	8.04	1,161	0.67	(^)	0.35	(^)	(19.60)
Global Socially Responsive Subaccount (3)	5,635	8.78	49	1.11	(^)	0.35	(^)	(12.20)
Managed Subaccount (2)	51,947	8.42	438	1.67	(^)	0.35	(^)	(15.80)
Multi-Cap Growth Subaccount (4)	17,257	7.04	122	0.00	(^)	0.35	(^)	(29.60)
Small Company Growth Subaccount (2)	74,685	8.00	598	0.00	(^)	0.35	(^)	(20.00)
Small Company Value Subaccount (2)	138,327	9.46	1,309	0.61	(^)	0.35	(^)	(5.40)
Total Return Subaccount (1)	46,324	10.66	494	3.49	(^)	0.35	(^)	6.60

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	7,222	8.73	63	1.49	(^)	0.35	(^)	(12.70)
Health Sciences Subaccount (4)	14,402	8.13	117	0.00	(^)	0.35	(^)	(18.70)
Telecommunications Subaccount (1)	4,150	6.18	26	0.00	(^)	0.35	(^)	(38.20)

Janus Aspen Series

Capital Appreciation Subaccount (2)	40,324	8.84	357	0.40	(^)	0.35	(^)	(11.60)
Flexible Income Subaccount (4)	17,236	10.87	187	5.06	(^)	0.35	(^)	8.70
International Growth Subaccount (1)	35,612	8.01	285	1.05	(^)	0.35	(^)	(19.90)

Lord Abbet Series Funds

Bond Debenture Subaccount (1)	17,564	10.74	189	4.25	(^)	0.35	(^)	7.40
Growth and Income Subaccount (1)	46,301	8.51	394	1.40	(^)	0.35	(^)	(14.90)
Mid-Cap Value Subaccount (4)	44,015	9.39	414	1.43	(^)	0.35	(^)	(6.10)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (4)	32,344	6.51	210	0.00	(^)	0.35	(^)	(34.90)
New Discovery Subaccount (1)	20,466	7.46	153	0.00	(^)	0.35	(^)	(25.40)
Total Return Subaccount (4)	61,114	9.62	588	0.49	(^)	0.35	(^)	(3.80)
Utilities Subaccount (1)	4,366	8.71	38	1.37	(^)	0.35	(^)	(12.90)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	81,889	10.55	864	0.33	(^)	0.35	(^)	5.50
Long Term Bond Subaccount (1)	39,385	11.24	443	0.20	(^)	0.35	(^)	12.40
Money Market Subaccount (1)	137,399	10.10	1,388	1.44	(^)	0.35	(^)	1.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the year ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (1)	11,791	$8.87	$105	0.00	%(^)	0.35	%(^)	(11.30)%
Global Value Equity Subaccount (5)	9,235	8.48	78	3.03	(^)	0.35	(^)	(15.20)
U.S. Real Estate Subaccount (1)	24,599	9.96	245	8.24	(^)	0.35	(^)	(0.40)

PBHG Insurance

Mid Cap Value Subaccount (1)	63,899	8.79	562	0.00	(^)	0.35	(^)	(12.10)
Select Value Subaccount (4)	29,564	8.00	236	1.81	(^)	0.35	(^)	(20.00)

PIMCO Variable Insurance Trust

Global Bond Subaccount (4)	23,589	11.97	283	2.66	(^)	0.35	(^)	19.70
Real Return Subaccount (4)	70,548	11.60	819	4.33	(^)	0.35	(^)	16.00
StocksPlus Growth and Income Subaccount (4)	87,575	8.41	737	3.97	(^)	0.35	(^)	(15.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period February 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 21, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period February 20, 2002 (commencement of operations) through December 31, 2002.

MONY America

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Risk Charge	0% to 0.75%
Basic charges are assessed through reduction of unit values

Sales Charge	0%-9.0%
It is a percentage of premium paid

Tax Charge

It is a percentage of premium paid

State and local	0%-4.0%

Federal	1.25%-1.50%

Cost of Insurance Charge

Cost of Insurance rate times the net amount of risk at the beginning of the policy month. This charge is assessed through the redemption of units	Varies by gender, age, policy duration and underwriting class.

Administrative Charge—Monthly	$ 5-$31.50
Charge based on specific amount of the policy and is assessed through the redemption of units

Per $1000 (“Face”) Specified Amount Charge

This charge is deducted during the specified years and is charged per $1000 of the Specified Amount. This charge is assessed through the redemption of unit value	Varies with insured’s age, gender, smoking status and Specified Amount

Transfer Charge	$0-$25
A charge imposed on Contract holders who make transfers in excess of the number specified in the contract and assessed through the redemption of units

Optional Rider Charges

These are charges for optional riders elected and are determined in accordance with the specific terms of the relevant rider

Partial Surrender Charge	$10-$25
To obtain a part of cash value of your policy without having to surrender the policy in full and is assessed through the redemption of units

Medical Underwriting Charge

This charge is a deduction from the account value and is a flat monthly fee for applicable policies for the first three policy years. (Applicable only to Corporate Sponsored Variable Universal Life)	$5.00

Guaranteed Issue Charge

This charge is a deduction from the account value and is a flat monthly fee for the first three policy years on policies that were issued on a guaranteed issue basis. (Applicable only to Corporate Sponsored Variable Universal Life)	$3.00

Surrender charge

The charge is assessed as a redemption of fund units and is imposed upon full surrender of the Policy. It is based on a factor per $1000 of Initial Specified Amount (or on an increase in specified amount). The factors per $1000 vary by issue age, gender and risk class

Sales Fund Charge

It is a percentage of premium paid	0%-75%

+	Higher charges may be permitted by the contract.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Variable Universal Life’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount
ASSETS
Shares held in respective Funds.	25,961	16,011	41,109	142,421	291,772	5,774

Investments at cost.	$312,674	$225,787	$192,717	$646,109	$1,307,971	$50,754

Investments in respective Funds, at net asset value	$293,098	$199,337	$173,479	$562,562	$1,161,252	$49,481
Amount due from MONY America	237	1,180	178	2,821	5,691	4
Amount due from respective Funds	48	33	7	60	267	8

Total assets	293,383	200,550	173,664	565,443	1,167,210	49,493

LIABILITIES
Amount due to MONY America	135	93	58	230	611	22
Amount due to respective Funds	237	1,180	178	2,821	5,691	4

Total liabilities	372	1,273	236	3,051	6,302	26

Net assets.	$293,011	$199,277	$173,428	$562,392	$1,160,908	$49,467

Net assets consist of:
Contractholders’ net payments.	$310,992	$228,628	$192,093	$648,144	$1,313,028	$51,395
Undistributed net investment income (loss)	2,080	(331)	1,379	4,949	1,759	123
Accumulated net realized gain (loss) on investments	(485)	(2,570)	(806)	(7,154)	(7,160)	(778)
Net unrealized appreciation (depreciation) of investments	(19,576)	(26,450)	(19,238)	(83,547)	(146,719)	(1,273)

Net assets	$293,011	$199,277	$173,428	$562,392	$1,160,908	$49,467

Number of units outstanding*.	32,154	25,451	19,719	70,132	144,475	5,635

Net asset value per unit outstanding*	$9.11	$7.83	$8.80	$8.02	$8.04	$8.78

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Variable Universal Life
Enterprise Accumulation Trust					INVESCO Variable Investment Funds
Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount

28,643	22,060	99,964	76,293	48,485	6,005	8,513	9,363

$477,184	$142,146	$618,790	$1,435,365	$488,808	$67,684	$127,717	$28,288

$437,662	$121,550	$597,784	$1,309,194	$494,067	$63,057	$117,048	$25,654
3,354	331	2,422	5,168	2,433	984	32	1
46	14	68	190	46	9	1	2

441,062	121,895	600,274	1,314,552	496,546	64,050	117,081	25,657

177	50	245	577	180	27	36	10
3,354	331	2,422	5,168	2,433	984	32	1

3,531	381	2,667	5,745	2,613	1,011	68	11

$437,531	$121,514	$597,607	$1,308,807	$493,933	$63,039	$117,013	$25,646

$477,400	$145,131	$626,878	$1,408,024	$475,406	$68,304	$130,784	$30,306

2,837	(208)	(843)	29,244	12,831	312	(187)	(45)

(3,184)	(2,813)	(7,422)	(2,290)	437	(950)	(2,915)	(1,981)

(39,522)	(20,596)	(21,006)	(126,171)	5,259	(4,627)	(10,669)	(2,634)

$437,531	$121,514	$597,607	$1,308,807	$493,933	$63,039	$117,013	$25,646

51,947	17,257	74,685	138,327	46,324	7,222	14,402	4,150

$8.42	$7.04	$8.00	$9.46	$10.66	$8.73	$8.13	$6.18

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Variable Universal Life

	Janus Aspen Series			Lord Abbett Series Fund
	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
ASSETS
Shares held in respective Funds.	20,695	14,622	16,605	17,831	20,921	29,844

Investments at cost.	$368,016	$182,382	$317,694	$186,624	$420,780	$428,776

Investments in respective Funds, at net asset value	$356,774	$187,455	$285,271	$188,647	$393,951	$413,637
Amount due from MONY America	208	2,520	746	67	62	2,753
Amount due from respective Funds	36	9	36	6	35	107

Total assets	357,018	189,984	286,053	188,720	394,048	416,497

LIABILITIES
Amount due to MONY America	143	63	121	61	153	227
Amount due to respective Funds	208	2,520	746	67	62	2,753

Total liabilities	351	2,583	867	128	215	2,980

Net assets.	$356,667	$187,401	$285,186	$188,592	$393,833	$413,517

Net assets consist of:
Contractholders’ net payments.	$369,208	$178,659	$320,628	$182,580	$422,498	$429,398
Undistributed net investment income (loss)	66	3,444	866	3,841	1,769	1,691
Accumulated net realized gain (loss) on investments	(1,365)	225	(3,885)	148	(3,605)	(2,433)
Net unrealized appreciation (depreciation) of investments	(11,242)	5,073	(32,423)	2,023	(26,829)	(15,139)

Net assets.	$356,667	$187,401	$285,186	$188,592	$393,833	$413,517

Number of units outstanding*.	40,324	17,236	35,612	17,564	46,301	44,015

Net asset value per unit outstanding*	$8.84	$10.87	$8.01	$10.74	$8.51	$9.39

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Variable Universal Life

MFS Variable Insurance Trust				MONY Series Fund, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount

46,673	14,618	34,308	3,162	73,112	30,490	1,388,475

$228,751	$174,309	$592,362	$37,768	$837,445	$411,582	$1,388,475

$210,496	$152,614	$588,036	$38,041	$864,189	$443,019	$1,388,475
159	30	930	44	5,041	5,114	14,611
18	15	19	0	210	50	712

210,673	152,659	588,985	38,085	869,440	448,183	1,403,798

79	61	191	11	460	178	1,097
159	30	930	44	5,041	5,114	14,611

238	91	1,121	55	5,501	5,292	15,708

$210,435	$152,568	$587,864	$38,030	$863,939	$442,891	$1,388,090

$239,800	$176,814	$595,782	$38,617	$837,523	$409,391	$1,382,563
(314)	(256)	1,132	143	(88)	(271)	5,527
(10,796)	(2,295)	(4,724)	(1,003)	(240)	2,334	0
(18,255)	(21,695)	(4,326)	273	26,744	31,437	0

$210,435	$152,568	$587,864	$38,030	$863,939	$442,891	$1,388,090

32,344	20,466	61,114	4,366	81,889	39,385	137,399

$6.51	$7.46	$9.62	$8.71	$10.55	$11.24	$10.10

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Variable Universal Life
	The Universal Institutional Funds, Inc.			PBHG Insurance Series Funds
	Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount

ASSETS
Shares held in respective Funds	17,316	7,965	21,639	51,552	19,709

Investments at cost	$112,989	$87,187	$262,265	$584,233	$273,539

Investments in respective Funds, at net asset value	$104,591	$78,371	$245,165	$561,912	$236,512
Amount due from MONY America	11	20	6,842	3,786	42
Amount due from respective Funds	18	3	134	95	10

Total assets	104,620	78,394	252,141	565,793	236,564

LIABILITIES
Amount due to MONY America	48	23	203	264	80
Amount due to respective Funds	11	20	6,842	3,786	42

Total liabilities	59	43	7,045	4,050	122

Net assets	$104,561	$78,351	$245,096	$561,743	$236,442

Net assets consist of:
Contractholders’ net payments	$113,679	$86,232	$251,465	$587,112	$273,502
Undistributed net investment income (loss)	(146)	1,572	11,619	(812)	1,806
Accumulated net realized gain (loss) on investments	(574)	(637)	(888)	(2,236)	(1,839)
Net unrealized appreciation (depreciation) of investments	(8,398)	(8,816)	(17,100)	(22,321)	(37,027)

Net assets	$104,561	$78,351	$245,096	$561,743	$236,442

Number of units outstanding*	11,791	9,235	24,599	63,899	29,564

Net asset value per unit outstanding*	$8.87	$8.48	$9.96	$8.79	$8.00

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Variable Universal Life
PIMCO Variable Insurance Trust
Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total

24,171	68,819	101,634

$264,481	$787,382	$781,306	$14,850,340

$282,559	$818,949	$736,847	$14,180,736
2,900	8,045	2,875	81,642
14	63	118	2,507

285,473	827,057	739,840	14,264,885

95	292	341	6,642
2,900	8,045	2,875	81,642

2,995	8,337	3,216	88,284

$282,478	$818,720	$736,624	$14,176,601

$259,064	$766,702	$781,829	$14,809,559
3,466	13,907	10,913	113,775
1,870	6,544	(11,659)	(77,129)
18,078	31,567	(44,459)	(669,604)

$282,478	$818,720	$736,624	$14,176,601

23,589	70,548	87,575

$11.97	$11.60	$8.41

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	MONY Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount
	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002
Dividend income	$2,620	$0	$1,674	$5,987	$3,660	$180
Distribution from net realized gains	0	0	0	0	0	0
Mortality and expense risk charges	(540)	(331)	(295)	(1,038)	(1,901)	(57)

Net investment income (loss)	2,080	(331)	1,379	4,949	1,759	123

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(485)	(2,570)	(806)	(7,154)	(7,160)	(778)
Net change in unrealized appreciation (depreciation) of investments	(19,576)	(26,450)	(19,238)	(83,547)	(146,719)	(1,273)

Net realized and unrealized gain (loss) on investments	(20,061)	(29,020)	(20,044)	(90,701)	(153,879)	(2,051)

Net increase (decrease) in net assets resulting from operations	$(17,981)	$(29,351)	$(18,665)	$(85,752)	$(152,120)	$(1,928)

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
Enterprise Accumulation Trust				INVESCO Variable Investment Funds
Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount

For the period February 6, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002
$3,592	$0	$0	$3,665	$5,988	$408	$0	$0

0	0	0	27,689	7,444	0	0	0
(755)	(208)	(843)	(2,110)	(601)	(96)	(187)	(45)

2,837	(208)	(843)	29,244	12,831	312	(187)	(45)

(3,184)	(2,813)	(7,422)	(2,290)	437	(950)	(2,915)	(1,981)

(39,522)	(20,596)	(21,006)	(126,171)	5,259	(4,627)	(10,669)	(2,634)

(42,706)	(23,409)	(28,428)	(128,461)	5,696	(5,577)	(13,584)	(4,615)

$(39,869)	$(23,617)	$(29,271)	$(99,217)	$18,527	$(5,265)	$(13,771)	$(4,660)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Variable Universal Life
	Janus Aspen Series			Lord Abbett Series Fund
	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period February 6, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002
Dividend income	$516	$3,700	$1,297	$3,704	$2,290	$2,240
Distribution from net realized gains	0	0	0	442	51	0
Mortality and expense risk charges	(450)	(256)	(431)	(305)	(572)	(549)

Net investment income (loss)	66	3,444	866	3,841	1,769	1,691

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,365)	225	(3,885)	148	(3,605)	(2,433)
Net change in unrealized appreciation (depreciation) of investments	(11,242)	5,073	(32,423)	2,023	(26,829)	(15,139)

Net realized and unrealized gain (loss) on investments	(12,607)	5,298	(36,308)	2,171	(30,434)	(17,572)

Net increase (decrease) in net assets resulting from operations	$(12,541)	$8,742	$(35,442)	$6,012	$(28,665)	$(15,881)

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
MFS Variable Insurance Trust				MONY Series Fund, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount
For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002
$0	$0	$1,054	$192	$1,230	$374	$7,295
0	0	835	0	0	0	0
(314)	(256)	(757)	(49)	(1,318)	(645)	(1,768)

(314)	(256)	1,132	143	(88)	(271)	5,527

(10,796)	(2,295)	(4,724)	(1,003)	(240)	2,334	0
(18,255)	(21,695)	(4,326)	273	26,744	31,437	0

(29,051)	(23,990)	(9,050)	(730)	26,504	33,771	0

$(29,365)	$(24,246)	$(7,918)	$(587)	$26,416	$33,500	$5,527

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Variable Universal Life
	The Universal Institutional Funds, Inc.
	Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount
	For the period February 7, 2002** through December 31, 2002	For the period February 20, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002
Dividend income	$0	$804	$7,436
Distribution from net realized gains	0	861	4,499
Mortality and expense risk charges	(146)	(93)	(316)

Net investment income (loss)	(146)	1,572	11,619

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(574)	(637)	(888)
Net change in unrealized appreciation (depreciation) of investments	(8,398)	(8,816)	(17,100)

Net realized and unrealized gain (loss) on investments	(8,972)	(9,453)	(17,988)

Net increase (decrease) in net assets resulting from operations	$(9,118)	$(7,881)	$(6,369)

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
PBHG Insurance Series Funds		PIMCO Variable Insurance Trust
Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Bond Subaccount	StocksPlus Growth and Income Subaccount	Total
For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002
$0	$2,240	$2,697	$13,565	$11,968	$90,376
0	0	1,124	1,438	0	44,383
(812)	(434)	(355)	(1,096)	(1,055)	(20,984)

(812)	1,806	3,466	13,907	10,913	113,775

(2,236)	(1,839)	1,870	6,544	(11,659)	(77,129)
(22,321)	(37,027)	18,078	31,567	(44,459)	(669,604)

(24,557)	(38,866)	19,948	38,111	(56,118)	(746,733)

$(25,369)	$(37,060)	$23,414	$52,018	$(45,205)	$(632,958)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Variable Universal Life
	Alger American Fund		Enterprise AccumulationTrust
	Balanced Subaccount	Mid Cap Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount
	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$2,080	$(331)	$1,379	$4,949	$1,759	$123
Net realized gain (loss) on investments	(485)	(2,570)	(806)	(7,154)	(7,160)	(778)
Net change in unrealized appreciation (depreciation) of investments	(19,576)	(26,450)	(19,238)	(83,547)	(146,719)	(1,273)

Net increase (decrease) in net assets resulting from operations	(17,981)	(29,351)	(18,665)	(85,752)	(152,120)	(1,928)

From unit transactions:
Net proceeds from the issuance of units	356,680	267,960	223,672	748,711	1,521,666	63,934
Net asset value of units redeemed or used to meet contract obligations	(45,688)	(39,332)	(31,579)	(100,567)	(208,638)	(12,539)

Net increase from unit transactions	310,992	228,628	192,093	648,144	1,313,028	51,395

Net increase in net assets	293,011	199,277	173,428	562,392	1,160,908	49,467
Net assets beginning of period	0	0	0	0	0	0

Net assets end of period*	$293,011	$199,277	$173,428	$562,392	$1,160,908	$49,467

Unit transactions:
Units outstanding beginning of period	0	0	0	0	0	0
Units issued during the period	37,234	31,073	23,222	82,984	169,217	7,010
Units redeemed during the period	(5,080)	(5,622)	(3,503)	(12,852)	(24,742)	(1,375)

Units outstanding end of period	32,154	25,451	19,719	70,132	144,475	5,635

* Includes undistributed net investment income (loss) of:	$2,080	$(331)	$1,379	$4,949	$1,759	$123

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
Enterprise AccumulationTrust					INVESCO Variable Investment Funds
Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount
For the period February 6, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002

$2,837	$(208)	$(843)	$29,244	$12,831	$312	$(187)	$(45)
(3,184)	(2,813)	(7,422)	(2,290)	437	(950)	(2,915)	(1,981)
(39,522)	(20,596)	(21,006)	(126,171)	5,259	(4,627)	(10,669)	(2,634)

(39,869)	(23,617)	(29,271)	(99,217)	18,527	(5,265)	(13,771)	(4,660)

551,926	189,359	720,962	1,614,616	547,451	84,418	168,174	42,764
(74,526)	(44,228)	(94,084)	(206,592)	(72,045)	(16,114)	(37,390)	(12,458)

477,400	145,131	626,878	1,408,024	475,406	68,304	130,784	30,306

437,531	121,514	597,607	1,308,807	493,933	63,039	117,013	25,646
0	0	0	0	0	0	0	0

$437,531	$121,514	$597,607	$1,308,807	$493,933	$63,039	$117,013	$25,646

0	0	0	0	0	0	0	0
61,295	22,516	86,877	159,984	53,344	9,283	19,037	5,856
(9,348)	(5,259)	(12,192)	(21,657)	(7,020)	(2,061)	(4,635)	(1,706)

51,947	17,257	74,685	138,327	46,324	7,222	14,402	4,150

$2,837	$(208)	$(843)	$29,244	$12,831	$312	$(187)	$(45)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Variable Universal Life
	Janus Aspen Series			Lord Abbett Series Fund
	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period February 6, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$66	$3,444	$866	$3,841	$1,769	$1,691
Net realized gain (loss) on investments	(1,365)	225	(3,885)	148	(3,605)	(2,433)
Net change in unrealized appreciation (depreciation) of investments	(11,242)	5,073	(32,423)	2,023	(26,829)	(15,139)

Net increase (decrease) in net assets resulting from operations	(12,541)	8,742	(35,442)	6,012	(28,665)	(15,881)

From unit transactions:
Net proceeds from the issuance of units	417,558	203,723	373,577	206,362	495,818	489,468
Net asset value of units redeemed or used to meet contract obligations	(48,350)	(25,064)	(52,949)	(23,782)	(73,320)	(60,070)

Net increase from unit transactions	369,208	178,659	320,628	182,580	422,498	429,398

Net increase in net assets	356,667	187,401	285,186	188,592	393,833	413,517
Net assets beginning of period	0	0	0	0	0	0

Net assets end of period*	$356,667	$187,401	$285,186	$188,592	$393,833	$413,517

Unit transactions:
Units outstanding beginning of period	0	0	0	0	0	0
Units issued during the period	46,296	19,781	42,099	20,113	54,336	51,007
Units redeemed during the period	(5,972)	(2,545)	(6,487)	(2,549)	(8,035)	(6,992)

Units outstanding end of period	40,324	17,236	35,612	17,564	46,301	44,015

* Includes undistributed net investment income (loss) of:	$66	$3,444	$866	$3,841	$1,769	$1,691

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
MFS Variable Insurance Trust				MONY Series Fund, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount
For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002

$(314)	$(256)	$1,132	$143	$(88)	$(271)	$5,527
(10,796)	(2,295)	(4,724)	(1,003)	(240)	2,334	0

(18,255)	(21,695)	(4,326)	273	26,744	31,437	0

(29,365)	(24,246)	(7,918)	(587)	26,416	33,500	5,527

282,633	204,974	699,596	48,895	948,723	476,989	2,363,027

(42,833)	(28,160)	(103,814)	(10,278)	(111,200)	(67,598)	(980,464)

239,800	176,814	595,782	38,617	837,523	409,391	1,382,563

210,435	152,568	587,864	38,030	863,939	442,891	1,388,090
0	0	0	0	0	0	0

$210,435	$152,568	$587,864	$38,030	$863,939	$442,891	$1,388,090

0	0	0	0	0	0	0
39,381	24,427	72,456	5,528	92,981	46,806	239,791
(7,037)	(3,961)	(11,342)	(1,162)	(11,092)	(7,421)	(102,392)

32,344	20,466	61,114	4,366	81,889	39,385	137,399

$(314)	$(256)	$1,132	$143	$(88)	$(271)	$5,527

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Variable Universal Life
	The Universal Institutional Funds, Inc.
	Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount
	For the period February 7, 2002** through December 31, 2002	For the period February 20, 2002** through December 31, 2002	For the period February 7, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(146)	$1,572	$11,619
Net realized gain (loss) on investments	(574)	(637)	(888)
Net change in unrealized appreciation (depreciation) of investments	(8,398)	(8,816)	(17,100)

Net increase (decrease) in net assets resulting from operations	(9,118)	(7,881)	(6,369)

From unit transactions:
Net proceeds from the issuance of units	133,151	96,233	292,916
Net asset value of units redeemed or used to meet contract obligations	(19,472)	(10,001)	(41,451)

Net increase from unit transactions	113,679	86,232	251,465

Net increase in net assets	104,561	78,351	245,096
Net assets beginning of period	0	0	0

Net assets end of period*	$104,561	$78,351	$245,096

Unit transactions:
Units outstanding beginning of period	0	0	0
Units issued during the period	14,041	10,548	29,074
Units redeemed during the period	(2,250)	(1,313)	(4,475)

Units outstanding end of period	11,791	9,235	24,599

* Includes undistributed net investment income (loss) of:	$(146)	$1,572	$11,619

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
PBHG Insurance Series Fund		PIMCO Variable Insurance Trust
Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Bond Subaccount	StocksPlus Growth and Income Subaccount
For the period February 7, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	Total

$(812)	$1,806	$3,466	$13,907	$10,913	$113,775
(2,236)	(1,839)	1,870	6,544	(11,659)	(77,129)
(22,321)	(37,027)	18,078	31,567	(44,459)	(669,604)

(25,369)	(37,060)	23,414	52,018	(45,205)	(632,958)

676,336	299,416	289,080	905,860	924,003	17,930,631
(89,224)	(25,914)	(30,016)	(139,158)	(142,174)	(3,121,072)

587,112	273,502	259,064	766,702	781,829	14,809,559

561,743	236,442	282,478	818,720	736,624	14,176,601
0	0	0	0	0	0

$561,743	$236,442	$282,478	$818,720	$736,624	$14,176,601

0	0	0	0	0
74,527	32,920	27,257	86,191	104,797
(10,628)	(3,356)	(3,668)	(15,643)	(17,222)

63,899	29,564	23,589	70,548	87,575

$(812)	$1,806	$3,466	$13,907	$10,913	$113,775

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life, and Survivorship Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”).

For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Variable Universal Life) is presented here.

There are thirty-five MONY Variable Universal Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, Invesco Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc. or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end diversified management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $1,621,016.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Variable Universal Life subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $1,973 in aggregate from certain Funds in connection with MONY Variable Universal Life subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

MONY Variable Universal Life	Cost of Shares Acquired (excludes reinvestments)	Proceeds from Shares Redeemed

The Alger American Fund

Balanced Portfolio	$318,939	$8,400
Mid Cap Growth Portfolio	239,944	11,587

Enterprise Accumulation Trust

Equity Income Portfolio	198,320	6,471
Growth and Income Portfolio	680,590	33,314
Growth Portfolio	1,344,626	33,155
Global Socially Responsive Portfolio	58,412	7,060
Managed Portfolio	496,192	19,416
Multi-Cap Growth Portfolio	162,710	17,751
Small Company Growth Portfolio	647,658	21,446
Small Company Value Portfolio	1,423,705	17,404
Total Return Portfolio	512,856	37,917

INVESCO Variable Insurance Funds

Financial Services Portfolio	74,420	6,194
Health Sciences Portfolio	149,508	18,876
Telecommunications Portfolio	35,546	5,277

Janus Aspen Series

Capital Appreciation Portfolio	382,157	13,292
Flexible Income Portfolio	185,443	6,986
International Growth Portfolio	332,138	11,856

Lord Abbott Series Funds

Bond Debenture Portfolio	190,624	8,294
Growth and Income Portfolio	440,094	18,050
Mid-Cap Value Portfolio	449,368	20,399

MFS Variable Insurance Trust

Mid Cap Growth Portfolio	257,529	17,982
New Discovery Portfolio	183,078	6,474
Total Return Portfolio	627,822	32,625
Utilities Portfolio	42,684	4,105

MONY Series Funds Inc.

Government Securities Portfolio	860,484	24,029
Long Term Bond Portfolio	436,740	27,866
Money Market Portfolio	2,086,841	705,661

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Variable Universal Life	Cost of Shares Acquired	Proceeds from Shares Redeemed

The Universal Institutional Funds, Inc.

Emerging Markets Equity Portfolio	$116,914	$3,351
Global Value Equity Portfolio	89,306	3,147
U.S. Real Estate Portfolio	261,389	10,171

PBHG Insurance Series Funds

Mid Cap Value Portfolio	602,424	15,955
Select Value Portfolio	282,077	8,939

PIMCO Variable Insurance Trust

Global Bond Portfolio	276,452	17,662
Real Return Portfolio	857,583	91,748
StocksPlus Growth and Income Portfolio	829,319	48,322

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Balanced Subaccount (1)	32,154	$9.11	$293	1.70	%(^)	0.35	%(^)	(8.90)%
Mid Cap Subaccount (1)	25,451	7.83	199	0.00	(^)	0.35	%(^)	(21.70)

Enterprise Accumulation Trust

Equity Income Subaccount (1)	19,719	8.80	173	1.99	(^)	0.35	%(^)	(12.00)
Growth and Income Subaccount (2)	70,132	8.02	562	2.02	(^)	0.35	%(^)	(19.80)
Growth Subaccount (2)	144,475	8.04	1,161	0.67	(^)	0.35	%(^)	(19.60)
Global Socially Responsive Subaccount (3)	5,635	8.78	49	1.11	(^)	0.35	%(^)	(12.20)
Managed Subaccount (2)	51,947	8.42	438	1.67	(^)	0.35	%(^)	(15.80)
Multi-Cap Growth Subaccount (4)	17,257	7.04	122	0.00	(^)	0.35	%(^)	(29.60)
Small Company Growth Subaccount (2)	74,685	8.00	598	0.00	(^)	0.35	%(^)	(20.00)
Small Company Value Subaccount (2)	138,327	9.46	1,309	0.61	(^)	0.35	%(^)	(5.40)
Total Return Subaccount (1)	46,324	10.66	494	3.49	(^)	0.35	%(^)	6.60

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	7,222	8.73	63	1.49	(^)	0.35	%(^)	(12.70)
Health Sciences Subaccount (4)	14,402	8.13	117	0.00	(^)	0.35	%(^)	(18.70)
Telecommunications Subaccount (1)	4,150	6.18	26	0.00	(^)	0.35	%(^)	(38.20)

Janus Aspen Series

Capital Appreciation Subaccount (2)	40,324	8.84	357	0.40	(^)	0.35	%(^)	(11.60)
Flexible Income Subaccount (4)	17,236	10.87	187	5.06	(^)	0.35	%(^)	8.70
International Growth Subaccount (1)	35,612	8.01	285	1.05	(^)	0.35	%(^)	(19.90)

Lord Abbet Series Funds

Bond Debenture Subaccount (1)	17,564	10.74	189	4.25	(^)	0.35	%(^)	7.40
Growth and Income Subaccount (1)	46,301	8.51	394	1.40	(^)	0.35	%(^)	(14.90)
Mid-Cap Value Subaccount (4)	44,015	9.39	414	1.43	(^)	0.35	%(^)	(6.10)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (4)	32,344	6.51	210	0.00	(^)	0.35	%(^)	(34.90)
New Discovery Subaccount (1)	20,466	7.46	153	0.00	(^)	0.35	%(^)	(25.40)
Total Return Subaccount (4)	61,114	9.62	588	0.49	(^)	0.35	%(^)	(3.80)
Utilities Subaccount (1)	4,366	8.71	38	1.37	(^)	0.35	%(^)	(12.90)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	81,889	10.55	864	0.33	(^)	0.35	%(^)	5.50
Long Term Bond Subaccount (1)	39,385	11.24	443	0.20	(^)	0.35	%(^)	12.40
Money Market Subaccount (1)	137,399	10.10	1,388	1.44	(^)	0.35	%(^)	1.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the year ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (1)	11,791	$8.87	$105	0.00	%(^)	0.35	%(^)	(11.30)%
Global Value Equity Subaccount (5)	9,235	8.48	78	3.03	(^)	0.35	%(^)	(15.20)
U.S. Real Estate Subaccount (1)	24,599	9.96	245	8.24	(^)	0.35	%(^)	(0.40)

PBHG Insurance

Mid Cap Value Subaccount (1)	63,899	8.79	562	0.00	(^)	0.35	%(^)	(12.10)
Select Value Subaccount (4)	29,564	8.00	236	1.81	(^)	0.35	%(^)	(20.00)

PIMCO Variable Insurance Trust

Global Bond Subaccount (4)	23,589	11.97	283	2.66	(^)	0.35	%(^)	19.70
Real Return Subaccount (4)	70,548	11.60	819	4.33	(^)	0.35	%(^)	16.00
StocksPlus Growth and Income Subaccount (4)	87,575	8.41	737	3.97	(^)	0.35	%(^)	(15.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period February 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 21, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period February 20, 2002 (commencement of operations) through December 31, 2002.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Survivorship Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Survivorship Variable Universal Life’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Survivorship Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount
ASSETS
Shares held in respective Funds	1,021	412	1,563	10,333

Investments at cost	$11,794	$6,233	$7,311	$44,413

Investments in respective Funds, at net asset value	$11,524	$5,135	$6,595	$40,816
Amount due from respective Funds	0	0	10	0

Total assets	11,524	5,135	6,605	40,816

LIABILITIES
Amount due to MONY America	3	1	12	12

Total liabilities	3	1	12	12

Net assets	$11,521	$5,134	$6,593	$40,804

Net assets consist of:
Contractholders’ net payments	$11,789	$6,516	$7,350	$44,590
Undistributed net investment income (loss)	25	(12)	62	259
Accumulated net realized gain (loss) on investments	(23)	(272)	(103)	(448)
Net unrealized depreciation of investments	(270)	(1,098)	(716)	(3,597)

Net assets	$11,521	$5,134	$6,593	$40,804

Number of units outstanding*	1,271	697	787	5,383

Net asset value per unit outstanding*	$9.06	$7.37	$8.38	$7.58

*	Units outstanding have been rounded for presentation purposes.
**	Net asset value immediately prior to redemption.

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust						INVESCO Variable Investment Funds
Growth Subaccount	Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount

20,423	3,306	—	2,541	5,172	1,757	737	5

$83,846	$59,182	$—	$17,922	$86,431	$17,603	$8,321	$75

$81,284	$50,509	$—	$15,197	$88,750	$17,903	$7,735	$69
10	0	0	10	10	0	0	0

81,294	50,509	0	15,207	88,760	17,903	7,735	69

35	16	0	14	37	5	3	0

35	16	0	14	37	5	3	0

$81,259	$50,493	$0	$15,193	$88,723	$17,898	$7,732	$69

$86,818	$59,193	$228	$18,125	$88,830	$16,957	$8,311	$202
44	407	(2)	(31)	921	620	39	(2)
(3,041)	(434)	(226)	(176)	(3,347)	21	(32)	(125)
(2,562)	(8,673)	0	(2,725)	2,319	300	(586)	(6)

$81,259	$50,493	$0	$15,193	$88,723	$17,898	$7,732	$69

10,335	6,231	0	1,909	9,750	1,688	859	8

$7.86	$8.10	$7.02 **	$7.96	$9.10	$10.60	$9.01	$8.23

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Survivorship Variable Universal Life
	Janus Aspen Series

	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount
ASSETS
Shares held in respective Funds	2,197	1,113	2,761

Investments at cost	$39,126	$14,146	$53,736

Investments in respective Funds, at net asset value	$37,876	$14,269	$47,427
Amount due from respective Funds	0	0	9

Total assets	37,876	14,269	47,436

LIABILITIES
Amount due to MONY America	12	4	24

Total liabilities	12	4	24

Net assets	$37,864	$14,265	$47,412

Net assets consist of:
Contractholders’ net payments	$39,162	$13,894	$53,700
Undistributed net investment income (loss)	4	233	164
Accumulated net realized gain (loss) on investments	(52)	15	(143)
Net unrealized appreciation (depreciation) of investments	(1,250)	123	(6,309)

Net assets	$37,864	$14,265	$47,412

Number of units outstanding*	4,248	1,313	5,936

Net asset value per unit outstanding*	$8.91	$10.86	$7.99

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Survivorship Variable Universal Life

Lord Abbett Series Fund			MFS Variable Insurance Trust				MONY Series Fund, Inc.

Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount

609	2,525	492	2,229	391	719	479	4,452	2,568	49,773

$6,372	$48,530	$6,659	$10,855	$4,616	$12,527	$5,856	$51,493	$33,872	$49,773

$6,438	$47,545	$6,815	$10,051	$4,078	$12,325	$5,759	$52,621	$37,307	$49,773
0	0	0	0	0	0	0	0	0	614

6,438	47,545	6,815	10,051	4,078	12,325	5,759	52,621	37,307	50,387

2	15	2	3	1	4	2	16	11	630

2	15	2	3	1	4	2	16	11	630

$6,436	$47,530	$6,813	$10,048	$4,077	$12,321	$5,757	$52,605	$37,296	$49,757

$6,238	$48,467	$6,835	$11,308	$4,644	$12,574	$6,076	$51,466	$33,741	$49,364
133	222	29	(18)	(7)	73	10	(42)	(68)	393
(1)	(174)	(207)	(438)	(22)	(124)	(232)	53	188	0
66	(985)	156	(804)	(538)	(202)	(97)	1,128	3,435	0

$6,436	$47,530	$6,813	$10,048	$4,077	$12,321	$5,757	$52,605	$37,296	$49,757

625	5,939	810	1,556	549	1,311	690	4,985	3,276	4,930

$10.30	$8.00	$8.42	$6.46	$7.44	$9.40	$8.35	$10.55	$11.38	$10.09

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Survivorship Variable Universal Life
	The Universal Institutional Funds, Inc.
	Emerging Markets Equity Subaccount	U.S. Real Estate Subaccount
ASSETS
Shares held in respective Funds	545	924

Investments at cost	$3,888	$11,025

Investments in respective Funds, at net asset value	$3,294	$10,470
Amount due from respective Funds	0	0

Total assets	3,294	10,470

LIABILITIES
Amount due to MONY America	1	3

Total liabilities	1	3

Net assets	$3,293	$10,467

Net assets consist of:
Contractholders’ net payments	$3,898	$10,536
Undistributed net investment income	(6)	521
Accumulated net realized gain (loss) on investments	(5)	(35)
Net unrealized appreciation (depreciation) of investments	(594)	(555)

Net assets	$3,293	$10,467

Number of units outstanding*	395	1,128

Net asset value per unit outstanding*	$8.35	$9.28

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Survivorship Variable Universal Life
PBHG Insurance Series Fund		PIMCO Variable Insurance Trust
Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total

2,698	465	1,823	5,385	3,340

$32,670	$6,251	$19,070	$62,864	$27,178	$843,638

$29,408	$5,585	$21,315	$64,081	$24,218	$816,172
0	0	0	0	0	663

29,408	5,585	21,315	64,081	24,218	816,835

9	2	6	19	8	912

9	2	6	19	8	912

$29,399	$5,583	$21,309	$64,062	$24,210	$815,923

$33,086	$6,457	$18,501	$61,861	$26,844	$847,561
(59)	48	383	906	466	5,715
(366)	(256)	180	78	(140)	(9,887)
(3,262)	(666)	2,245	1,217	(2,960)	(27,466)

$29,399	$5,583	$21,309	$64,062	$24,210	$815,923

3,496	718	1,773	5,550	2,831

$8.41	$7.77	$12.02	$11.54	$8.55

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	MONY Survivorship Variable Universal Life

	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Managed Subaccount
	For the period February 26, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002
Dividend income	$39	$0	$75	$330	$177	$527
Distribution from net realized gains	0	0	0	0	0	0
Mortality and expense risk charges	(14)	(12)	(13)	(71)	(133)	(120)

Net investment income (loss)	25	(12)	62	259	44	407

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(23)	(272)	(103)	(448)	(3,041)	(434)
Net change in unrealized appreciation (depreciation) of investments	(270)	(1,098)	(716)	(3,597)	(2,562)	(8,673)

Net realized and unrealized gain (loss) on investments	(293)	(1,370)	(819)	(4,045)	(5,603)	(9,107)

Net increase (decrease) in net assets resulting from operations	$(268)	$(1,382)	$(757)	$(3,786)	$(5,559)	$(8,700)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust				INVESCO Variable Investment Funds		Janus Aspen Series
Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount
For the period April 12, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period June 25, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period May 10, 2002** through December 31, 2002	For the period May 16, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002
$0	$0	$121	$382	$51	$0	$56	$249	$244
0	0	911	276	0	0	0	0	0
(2)	(31)	(111)	(38)	(12)	(2)	(52)	(16)	(80)

(2)	(31)	921	620	39	(2)	4	233	164

(226)	(176)	(3,347)	21	(32)	(125)	(52)	15	(143)

0	(2,725)	2,319	300	(586)	(6)	(1,250)	123	(6,309)

(226)	(2,901)	(1,028)	321	(618)	(131)	(1,302)	138	(6,452)

$(228)	$(2,932)	$(107)	$941	$(579)	$(133)	$(1,298)	$371	$(6,288)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Survivorship Variable Universal Life

	Lord Abbett Series Fund
	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period May 16, 2002** through December 31, 2002	For the period March 1 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002
Dividend income	$129	$274	$38
Distribution from net realized gains	15	6	0
Mortality and expense risk charges	(11)	(58)	(9)

Net investment income (loss)	133	222	29

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1)	(174)	(207)
Net change in unrealized appreciation (depreciation) of investments	66	(985)	156

Net realized and unrealized gain (loss) on investments	65	(1,159)	(51)

Net increase (decrease) in net assets resulting from operations	$198	$(937)	$(22)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
MFS Variable Insurance Trust				MONY Series Fund, Inc.			The Universal Institutional Funds, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Emerging Markets Equity Subaccount	U.S. Real Estate Subaccount
For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002	For the period April 4, 2002** through December 31, 2002	For the period March 7, 2002** through December 31, 2002	For the period June 7, 2002** through December 31, 2002	For the period May 16, 2002 through December 31, 2002
$0	$0	$53	$22	$32	$0	$515	$—	$331
0	0	42	0	0	0	0	0	202
(18)	(7)	(22)	(12)	(74)	(68)	(122)	(6)	(12)

(18)	(7)	73	10	(42)	(68)	393	(6)	521

(438)	(22)	(124)	(232)	53	188	0	(5)	(35)

(804)	(538)	(202)	(97)	1,128	3,435	0	(594)	(555)

(1,242)	(560)	(326)	(329)	1,181	3,623	0	(599)	(590)

$(1,260)	$(567)	$(253)	$(319)	$1,139	$3,555	$393	$(605)	$(69)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Survivorship Variable Universal Life
	PBHG Insurance Series Funds		PIMCO Variable Insurance Trust
	Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount
	For the period May 6, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period May 10, 2002** through December 31, 2002	Total
Dividend income	$0	$60	$338	$855	$514	$5,412
Distribution from net realized gains	0	0	89	124	0	1,665
Mortality and expense risk charges .	(59)	(12)	(44)	(73)	(48)	(1,362)

Net investment income (loss)	(59)	48	383	906	466	5,715

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(366)	(256)	180	78	(140)	(9,887)
Net change in unrealized appreciation (depreciation) of investments	(3,262)	(666)	2,245	1,217	(2,960)	(27,466)

Net realized and unrealized gain (loss) on investments	(3,628)	(922)	2,425	1,295	(3,100)	(37,353)

Net increase (decrease) in net assets resulting from operations	$(3,687)	$(874)	$2,808	$2,201	$(2,634)	$(31,638)

**	Commencement of operations

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Survivorship Variable Universal Life

	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount
	For the period February 26, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$25	$(12)	$62	$259
Net realized gain (loss) on investments	(23)	(272)	(103)	(448)
Net change in unrealized appreciation (depreciation) of investments	(270)	(1,098)	(716)	(3,597)

Net increase (decrease) in net assets resulting from operations	(268)	(1,382)	(757)	(3,786)

From unit transactions:
Net proceeds from the issuance of units	12,565	8,143	8,023	46,984
Net asset value of units redeemed or used to meet contract obligations	(776)	(1,627)	(673)	(2,394)

Net increase from unit transactions	11,789	6,516	7,350	44,590

Net increase in net assets	11,521	5,134	6,593	40,804
Net assets beginning of period	0	0	0	0

Net assets end of period*	$11,521	$5,134	$6,593	$40,804

Unit transactions:
Units outstanding beginning of period	0	0	0	0
Units issued during the period	1,353	871	864	5,672
Units redeemed during the period	(82)	(174)	(77)	(289)

Units outstanding end of period	1,271	697	787	5,383

* Includes undistributed net investment income (loss) of:	$25	$(12)	$62	$259

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust						INVESCO Variable Investment Funds
Growth Subaccount	Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount
For the period February 25, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period June 25, 2002** through December 31, 2002

$44	$407	$(2)	$(31)	$921	$620	$39
(3,041)	(434)	(226)	(176)	(3,347)	21	(32)

(2,562)	(8,673)	0	(2,725)	2,319	300	(586)

(5,559)	(8,700)	(228)	(2,932)	(107)	941	(579)

121,302	61,815	228	18,876	121,829	18,665	8,605

(34,484)	(2,622)	0	(751)	(32,999)	(1,708)	(294)

86,818	59,193	228	18,125	88,830	16,957	8,311

81,259	50,493	0	15,193	88,723	17,898	7,732
0	0	0	0	0	0	0

$81,259	$50,493	$0	$15,193	$88,723	$17,898	$7,732

0	0	0	0	0	0	0
14,440	6,507	139	2,015	13,372	1,858	891
(4,105)	(276)	(139)	(106)	(3,622)	(170)	(32)

10,335	6,231	0	1,909	9,750	1,688	859

$44	$407	$(2)	$(31)	$921	$620	$39

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Survivorship Variable Universal Life
	INVESCO Variable Investment Funds	Janus Aspen Series
	Health Sciences Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount
	For the period April 12, 2002** through December 31, 2002	For the period May 10, 2002** through December 31, 2002	For the period May 16, 2002** through December 31, 2002	For the period February 25, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(2)	$4	$233	$164
Net realized gain (loss) on investments	(125)	(52)	15	(143)
Net change in unrealized appreciation (depreciation) of investments	(6)	(1,250)	123	(6,309)

Net increase (decrease) in net assets resulting from operations	(133)	(1,298)	371	(6,288)

From unit transactions:
Net proceeds from the issuance of units	3,384	39,751	14,512	55,221
Net asset value of units redeemed or used to meet contract obligations	(3,182)	(589)	(618)	(1,521)

Net increase from unit transactions	202	39,162	13,894	53,700

Net increase in net assets	69	37,864	14,265	47,412
Net assets beginning of period	0	0	0	0

Net assets end of period*	$69	$37,864	$14,265	$47,412

Unit transactions:
Units outstanding beginning of period	0	0	0	0
Units issued during the period	134	4,312	1,371	6,116
Units redeemed during the period	(126)	(64)	(58)	(180)

Units outstanding end of period	8	4,248	1,313	5,936

* Includes undistributed net investment income (loss) of:	$(2)	$4	$233	$164

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life

Lord Abbett Series Fund			MFS Variable Insurance Trust
Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount
For the period May 16, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period April 12, 2002** through December 31, 2002

$133	$222	$29	$(18)	$(7)	$73	$10
(1)	(174)	(207)	(438)	(22)	(124)	(232)

66	(985)	156	(804)	(538)	(202)	(97)

198	(937)	(22)	(1,260)	(567)	(253)	(319)

6,566	49,232	8,303	12,414	5,053	14,368	7,582

(328)	(765)	(1,468)	(1,106)	(409)	(1,794)	(1,506)

6,238	48,467	6,835	11,308	4,644	12,574	6,076

6,436	47,530	6,813	10,048	4,077	12,321	5,757
0	0	0	0	0	0	0

$6,436	$47,530	$6,813	$10,048	$4,077	$12,321	$5,757

0	0	0	0	0	0	0
658	6,033	984	1,717	596	1,498	861
(33)	(94)	(174)	(161)	(47)	(187)	(171)

625	5,939	810	1,556	549	1,311	690

$133	$222	$29	$(18)	$(7)	$73	$10

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Survivorship Variable Universal Life
	MONY Series Fund, Inc.			The Universal Institutional Funds, Inc.
	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Emerging Markets Equity Subaccount
	For the period March 1, 2002** through December 31, 2002	For the period April 4, 2002** through December 31, 2002	For the period March 7, 2002** through December 31, 2002	For the period June 7, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(42)	$(68)	$393	$(6)
Net realized gain (loss) on investments	53	188	0	(5)
Net change in unrealized appreciation (depreciation) of investments	1,128	3,435	0	(594)

Net increase (decrease) in net assets resulting from operations	1,139	3,555	393	(605)

From unit transactions:
Net proceeds from the issuance of units	53,758	36,213	86,139	3,969
Net asset value of units redeemed or used to meet contract obligations	(2,292)	(2,472)	(36,775)	(71)

Net increase from unit transactions	51,466	33,741	49,364	3,898

Net increase in net assets	52,605	37,296	49,757	3,293
Net assets beginning of period	0	0	0	0

Net assets end of period*	$52,605	$37,296	$49,757	$3,293

Unit transactions:
Units outstanding beginning of period	0	0	0	0
Units issued during the period	5,207	3,516	8,705	403
Units redeemed during the period	(222)	(240)	(3,775)	(8)

Units outstanding end of period	4,985	3,276	4,930	395

* Includes undistributed net investment income (loss) of:	$(42)	$(68)	$393	$(6)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
The Universal Institutional Funds, Inc.	PBHG Insurance Series Funds		PIMCO Variable Insurance Trust
U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Bond Subaccount	StocksPlus Growth and Income Subaccount
For the period May 16, 2002** through December 31, 2002	For the period May 6, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period May 10, 2002** through December 31, 2002	Total

$521	$(59)	$48	$383	$906	$466	$5,715
(35)	(366)	(256)	180	78	(140)	(9,887)
(555)	(3,262)	(666)	2,245	1,217	(2,960)	(27,466)

(69)	(3,687)	(874)	2,808	2,201	(2,634)	(31,638)

10,908	35,272	8,328	20,682	63,630	27,665	989,985
(372)	(2,186)	(1,871)	(2,181)	(1,769)	(821)	(142,424)

10,536	33,086	6,457	18,501	61,861	26,844	847,561

10,467	29,399	5,583	21,309	64,062	24,210	815,923
0	0	0	0	0	0	0

$10,467	$29,399	$5,583	$21,309	$64,062	$24,210	$815,923

0	0	0	0	0	0
1,168	3,727	926	1,982	5,711	2,926
(40)	(231)	(208)	(209)	(161)	(95)

1,128	3,496	718	1,773	5,550	2,831

$521	$(59)	$48	$383	$906	$466	$5,715

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life, and Survivorship Variable Universal Life Insurance Policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Survivorship Variable Universal Life Insurance policies (MONYSurvivorship Variable Universal Life) is presented here.

There are thirty-five MONY Survivorship Variable Universal Life subaccounts available within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, Invesco Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc. or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Survivorship Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $34,041.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Survivorship Variable Universal Life subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $258 in aggregate from certain Funds in connection with MONY Survivorship Variable Universal.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

MONY Survivorship Variable Universal Life	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Alger American Fund
Balanced Portfolio	$12,168	$390
Mid Cap Growth Portfolio	7,550	1,045

Enterprise Accumulation Trust
Equity Income Portfolio	7,933	594
Growth and Income Portfolio	46,212	1,681
Growth Portfolio	120,656	33,946
Managed Portfolio	60,976	1,887
Multi-Cap Growth Portfolio	966	740
Small Company Growth Portfolio	18,725	627
Small Company Value Portfolio	120,299	31,553
Total Return Portfolio	18,517	1,593

INVESCO Variable Investment Funds
Financial Services Portfolio	8,605	303
Health Sciences Portfolio	1,048	848

Janus Aspen Series Fund
Capital Appreciation Portfolio	39,752	630
Flexible Income Portfolio	14,459	577
International Growth Portfolio	54,469	834

Lord Abbett Series Funds
Bond Debenture Portfolio	6,558	329
Growth and Income Portfolio	49,202	778
Mid Cap Value Portfolio	7,977	1,149

MFS Variable Insurance Trust
Mid Cap Growth Portfolio	12,193	900
New Discovery Portfolio	4,832	194
Total Return Portfolio	13,706	1,150
Utilities Portfolio	7,168	1,102

MONY Series Funds, Inc.
Government Securities Portfolio	53,414	2,006
Long Term Bond Portfolio	35,962	2,278
Money Market Portfolio	86,855	37,597

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Survivorship Variable Universal Life	Cost of Shares Acquired	Proceeds from Shares Redeemed

The Universal Institutional Funds, Inc.
Emerging Markets Equity Portfolio	3,927	34
U.S. Real Estate	10,889	362

PBHG Insurance Series Funds
Mid-Cap Value Portfolio	34,655	1,619
Select Value Portfolio	7,564	1,117

PIMCO Variable Insurance Trust
Global Bond	20,199	1,736
Real Return Portfolio	63,043	1,236
StocksPlus Growth and Income	27,639	835

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002				For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values		Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund
Balanced Subaccount (1)	1,271	$9.06		$12	0.98	%(^)	0.35	%(^)	(9.40)%
Mid Cap Growth Subaccount (2)	697	7.37		5	0.00		0.35	%(^)	(26.30)

Enterprise Accumulation Trust
Equity Income Subaccount (3)	787	8.38		7	2.02	(^)	0.35	%(^)	(16.20)
Growth and Income Subaccount (4)	5,383	7.58		41	1.63	(^)	0.35	%(^)	(24.20)
Growth Subaccount (3)	10,335	7.86		81	0.47	(^)	0.35	%(^)	(21.40)
Managed Subaccount (5)	6,231	8.10		50	1.54	(^)	0.35	%(^)	(19.00)
Multi-Cap Growth Subaccount (2)	0	7.02	+	0	0.00	(^)	0.35	%(^)	(29.80)
Small Company Growth Subaccount (3)	1,909	7.96		15	0.00	(^)	0.35	%(^)	(20.40)
Small Company Value Subaccount (3)	9,750	9.10		89	0.38	(^)	0.35	%(^)	(9.00)
Total Return Subaccount (2)	1,688	10.60		18	3.52	(^)	0.35	%(^)	6.00

INVESCO Variable Investment Funds
Financial Services Subaccount (6)	859	9.01		8	1.49	(^)	0.35	%(^)	(9.90)
Health Sciences Subaccount (2)	8	8.23		0	0.00	(^)	0.35	%(^)	(17.70)

Janus Aspen Series
Capital Appreciation Subaccount (7)	4,248	8.91		38	0.38	(^)	0.35	%(^)	(10.90)

Flexible Income Subaccount (8)	1,313	10.86		14	5.45	(^)	0.35	%(^)	8.60
International Growth Subaccount (3)	5,936	7.99		47	1.07	(^)	0.35	%(^)	(20.10)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Lord Abbett Series Funds

Bond Debenture Subaccount (8)	625	$10.30	$6	4.10	%(^)	0.35	%(^)	3.00%
Growth and Income Subaccount (4)	5,939	8.00	48	1.65	(^)	0.35	%(^)	(20.00)
Mid Cap Value Subaccount (2)	810	8.42	7	1.48	(^)	0.35	%(^)	(15.80)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (1)	1,556	6.46	10	0.00		0.35	%(^)	(35.40)
New Discovery Subaccount (1)	549	7.44	4	0.00		0.35	%(^)	(25.60)
Total Return Subaccount (1)	1,311	9.40	12	0.84	(^)	0.35	%(^)	(6.00)
Utilities Subaccount (2)	690	8.35	6	0.64	(^)	0.35	%(^)	(16.50)

MONY Series Fund, Inc.

Government Securities Subaccount (4)	4,985	10.55	53	0.15	(^)	0.35	%(^)	5.50
Long Term Bond Subaccount (9)	3,276	11.38	37	0.00		0.35	%(^)	13.80
Money Market Subaccount (10)	4,930	10.09	50	1.48	(^)	0.35	%(^)	0.90

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (11)	395	8.35	3	0.00		0.35	%(^)	(16.50)
U.S. Real Estate Subaccount (8)	1,128	9.28	10	9.65	(^)	0.35	%(^)	(7.20)

PBHG Insurance

Mid-Cap Value Subaccount (12)	3,496	8.41	29	0.00		0.35	%(^)	(15.90)
Select Value Subaccount (1)	718	7.77	6	1.75	(^)	0.35	%(^)	(22.30)

PIMCO Variable Insurance Trust

Global Bond Subaccount (1)	1,773	12.02	21	2.69	(^)	0.35	%(^)	20.20
Real Return Subaccount (1)	5,550	11.54	64	4.10	(^)	0.35	%(^)	15.40
Stocks Plus Growth and Income Subaccount (7)	2,831	8.55	24	3.75	(^)	0.35	%(^)	(14.50)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period April 12, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 25, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period March 1, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period April 3, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period June 25, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period May 16, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period April 4, 2002 (commencement of operations) through December 31, 2002.
(10)	For the period March 7, 2002 (commencement of operations) through December 31, 2002.
(11)	For the period June 7, 2002 (commencement of operations) through December 31, 2002.
(12)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
+	Net asset value immediately prior to redemption.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — Corporate Sponsored Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Corporate Sponsored Variable Universal Life’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Money Market Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Equity Subaccount	Small Company Value Subaccount
ASSETS
Shares held in respective Funds	34,865,144	700,817	324,826	335,463	129,378	121,576

Investments at cost	$34,865,144	$7,848,195	$4,366,113	$3,785,488	$1,822,779	$2,105,994

Investments in respective Funds, at net asset value	$34,865,144	$8,290,668	$4,719,718	$3,965,171	$1,583,583	$2,086,241
Amount due from MONY America	7,515	2,915	1,010	32	0	3,764

Total assets	34,872,659	8,293,583	4,720,728	3,965,203	1,583,583	2,090,005

LIABILITIES
Amount due to respective Funds	7,515	2,915	1,010	32	0	3,764

Total liabilities	7,515	2,915	1,010	32	0	3,764

Net assets	$34,865,144	$8,290,668	$4,719,718	$3,965,171	$1,583,583	$2,086,241

Net assets consist of:
Contractholders’ net payments	$31,897,205	$7,186,081	$(1,245,020)	$3,264,268	$2,928,517	$2,076,243
Undistributed net investment income	2,967,939	695,527	5,526,419	412,237	1,423,726	583,206
Accumulated net realized gain (loss) on investments	0	(33,413)	84,714	108,983	(2,529,464)	(553,455)
Net unrealized appreciation (depreciation) of investments	0	442,473	353,605	179,683	(239,196)	(19,753)

Net assets	$34,865,144	$8,290,668	$4,719,718	$3,965,171	$1,583,583	$2,086,241

Number of units outstanding*	2,777,986	605,565	331,338	298,278	211,781	139,108

Net asset value per unit outstanding*	$12.55	$13.69	$14.24	$13.29	$7.48	$15.00

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Enterprise Accumulation Trust						Dreyfus Variable Investment Fund
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Growth Subaccount	Total Return Subaccount	Appreciation Subaccount	Small Company Stock Subaccount

10,634	45,712	429,512	270,296	1,455,511	1,299,659	85,687	91,130

$161,342	$194,149	$9,182,775	$1,960,103	$6,284,967	$12,965,915	$2,676,025	$1,420,855

$162,494	$158,163	$1,735,227	$1,616,369	$5,792,935	$13,243,524	$2,466,075	$1,298,597
0	0	384	912	3,376	0	934	313

162,494	158,163	1,735,611	1,617,281	5,796,311	13,243,524	2,467,009	1,298,910

0	0	384	912	3,376	0	934	313

0	0	384	912	3,376	0	934	313

$162,494	$158,163	$1,735,227	$1,616,369	$5,792,935	$13,243,524	$2,466,075	$1,298,597

$168,284	$175,682	$2,465,914	$2,165,061	$6,367,077	$12,525,085	$3,285,877	$1,374,309
301,570	162,354	7,314,379	21,257	24,254	368,454	113,166	6,315

(308,512)	(143,887)	(597,518)	(226,215)	(106,364)	72,376	(723,018)	40,231

1,152	(35,986)	(7,447,548)	(343,734)	(492,032)	277,609	(209,950)	(122,258)

$162,494	$158,163	$1,735,227	$1,616,369	$5,792,935	$13,243,524	$2,466,075	$1,298,597

18,587	22,157	146,427	200,919	909,094	1,259,424	222,947	149,793

$8.74	$7.14	$11.88	$8.04	$6.37	$10.52	$11.06	$8.67

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	Corporate Sponsored Variable Universal Life

	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount			Van Eck Worldwide Insurance Trust
			Dreyfus Variable Investment Fund International Value Subaccount	Dreyfus Small Cap Stock Index Subaccount	Hard Assets Subaccount	Worldwide Bond Subaccount	Worldwide Emerging Markets Subaccount
ASSETS
Shares held in respective Funds	1,543,741	1,826	567,940	333,234	15,481	8,705	8,802

Investments at cost	$46,927,847	$43,286	$6,296,065	$3,311,939	$151,809	$92,327	$72,251

Investments in respective Funds, at net asset value	$34,687,852	$34,514	$5,702,119	$3,192,377	$159,451	$99,762	$69,450
Amount due from MONY America	5,475	0	321	0	0	0	0

Total assets	34,693,327	34,514	5,702,440	3,192,377	159,451	99,762	69,450

LIABILITIES
Amount due to respective Funds	5,475	0	321	0	0	0	0

Total liabilities	5,475	0	321	0	0	0	0

Net assets	$34,687,852	$34,514	$5,702,119	$3,192,377	$159,451	$99,762	$69,450

Net assets consist of:
Contractholders’ net payments	$49,273,592	$189,199	$6,258,114	$3,308,815	$156,983	$86,019	$122,940
Undistributed net investment income	2,707,374	4,583	49,136	4,739	675	8,159	410
Accumulated net realized gain (loss) on investments	(5,053,119)	(150,496)	(11,185)	(1,615)	(5,849)	(1,851)	(51,099)
Net unrealized appreciation (depreciation) of investments	(12,239,995)	(8,772)	(593,946)	(119,562)	7,642	7,435	(2,801)

Net assets	$34,687,852	$34,514	$5,702,119	$3,192,377	$159,451	$99,762	$69,450

Number of units outstanding*	3,479,330	5,880	714,957	386,651	16,454	8,281	13,490

Net asset value per unit outstanding*	$9.97	$5.87	$7.98	$8.26	$9.69	$12.05	$5.15

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
T. Rowe Price						Fidelity Variable Insurance Products Funds

Equity Income Subaccount	Prime Reserve Subaccount	International Stock Subaccount	Limited Term Bond Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount

2,040,875	2,260,636	205,335	193,733	33,878	82,418	244,763	286,978

$34,865,102	$2,260,636	$2,065,146	$976,205	$531,469	$1,099,820	$5,982,527	$5,394,514

$33,388,711	$2,260,636	$1,901,401	$984,166	$440,071	$1,089,569	$5,737,243	$5,194,305

7,216	5,558	384	2,537	0	630	6,208	6,849

33,395,927	2,266,194	1,901,785	986,703	440,071	1,090,199	5,743,451	5,201,154

7,216	5,558	384	2,537	0	630	6,208	6,849

7,216	5,558	384	2,537	0	630	6,208	6,849

$33,388,711	$2,260,636	$1,901,401	$984,166	$440,071	$1,089,569	$5,737,243	$5,194,305

$34,513,357	$2,225,963	$2,776,298	$957,086	$710,442	$1,145,460	$6,886,963	$6,063,189

658,661	34,673	133,877	17,364	85,571	162,913	132,298	145,530

(306,916)	0	(845,029)	1,755	(264,544)	(208,553)	(1,036,734)	(814,205)

(1,476,391)	0	(163,745)	7,961	(91,398)	(10,251)	(245,284)	(200,209)

$33,388,711	$2,260,636	$1,901,401	$984,166	$440,071	$1,089,569	$5,737,243	$5,194,305

3,174,874	193,185	259,035	78,307	61,408	101,724	955,720	659,215

$10.52	$11.70	$7.34	$12.57	$7.17	$10.71	$6.00	$7.88

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	Corporate Sponsored Variable Universal Life
	Fidelity Variable Insurance Products Funds			The Universal Institutional Funds, Inc.
	VIP III Growth Opportunities Subaccount	VIP II Asset Manager Subaccount	VIP III Growth and Income Subaccount	Equity Growth Subaccount	Core Plus Fixed Income Subaccount	Value Subaccount
ASSETS
Shares held in respective Funds	10,981	328,928	645,867	15,894	530,256	26,439

Investments at cost	$132,132	$4,526,231	$7,577,390	$171,576	$5,579,824	$263,988

Investments in respective Funds, at net asset value	$128,585	$4,193,827	$7,014,119	$162,591	$5,896,450	$259,895
Amount due from MONY America	0	0	311	308	3,796	0

Total assets	128,585	4,193,827	7,014,430	162,899	5,900,246	259,895

LIABILITIES
Amount due to respective Funds	0	0	311	308	3,796	0

Total liabilities	0	0	311	308	3,796	0

Net assets	$128,585	$4,193,827	$7,014,119	$162,591	$5,896,450	$259,895

Net assets consist of:
Contractholders’ net payments	$222,024	$4,663,857	$8,863,182	$419,350	$4,733,204	$340,400
Undistributed net investment income	2,517	282,736	626,833	27,685	764,481	11,339
Accumulated net realized gain (loss) on investments	(92,409)	(420,362)	(1,912,625)	(275,459)	82,139	(87,751)
Net unrealized appreciation (depreciation) of investments	(3,547)	(332,404)	(563,271)	(8,985)	316,626	(4,093)

Net assets	$128,585	$4,193,827	$7,014,119	$162,591	$5,896,450	$259,895

Number of units outstanding*	23,212	489,855	954,152	28,046	450,614	27,092

Net asset value per unit outstanding*	$5.54	$8.56	$7.35	$5.80	$13.09	$9.59

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
The Universal Institutional Funds, Inc.			Janus Aspen Series

Emerging Markets Debt Subaccount	Global Value Equity Subaccount	Real Estate Subaccount	Aggressive Growth Subaccount	Flexible Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount

20,449	1,327	65,568	89,976	883,576	69,458	275,560

$143,851	$13,394	$754,816	$1,455,137	$10,359,467	$1,516,472	$7,044,858

$144,578	$13,058	$742,884	$1,425,219	$10,867,979	$1,201,619	$5,800,540
0	317	978	8,746	3,953	316	5,629

144,578	13,375	743,862	1,433,965	10,871,932	1,201,935	5,806,169

0	317	978	8,746	3,953	316	5,629

0	317	978	8,746	3,953	316	5,629

$144,578	$13,058	$742,884	$1,425,219	$10,867,979	$1,201,619	$5,800,540

$134,106	$13,132	$717,793	$3,641,369	$9,205,495	$3,147,958	$8,951,021
9,728	262	36,286	88,766	945,077	188,313	194,614

17	0	737	(2,274,998)	208,895	(1,819,799)	(2,100,777)

727	(336)	(11,932)	(29,918)	508,512	(314,853)	(1,244,318)

$144,578	$13,058	$742,884	$1,425,219	$10,867,979	$1,201,619	$5,800,540

14,020	1,650	81,262	424,887	858,596	205,780	1,033,150

$10.31	$7.91	$9.14	$3.35	$12.66	$5.84	$5.61

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	Corporate Sponsored Variable Universal Life
	Janus Aspen Series		Alger American Fund		Lord Abbett Series Fund
	Capital Appreciation Subaccount	Strategic Value Subaccount	Balanced Growth Subaccount	Mid Cap Growth Subaccount	Mid-Cap Value Subaccount
ASSETS
Shares held in respective Funds	77,069	185,365	18,101	12,048	232,874

Investments at cost	$1,518,490	$1,754,587	$206,480	$145,423	$3,256,058

Investments in respective Funds, at net asset value	$1,338,692	$1,303,117	$204,361	$150,004	$3,227,639
Amount due from MONY America	345	79	1,259	0	631
Amount due from respective Funds	0	0	0	0	0

Total assets	1,339,037	1,303,196	205,620	150,004	3,228,270

LIABILITIES
Amount due to MONY America	0	0	0	0	0
Amount due to respective Funds	345	79	1,259	0	631

Total liabilities	345	79	1,259	0	631

Net assets	$1,338,692	$1,303,117	$204,361	$150,004	$3,227,639

Net assets consist of:
Contractholders’ net payments	$1,983,745	$1,773,678	$206,486	$145,147	$3,247,604
Undistributed net investment income	31,423	7	0	0	18,251
Accumulated net realized gain (loss) on investments	(496,678)	(19,098)	(6)	276	(9,797)
Net unrealized appreciation (depreciation) of investments	(179,798)	(451,470)	(2,119)	4,581	(28,419)

Net assets	$1,338,692	$1,303,117	$204,361	$150,004	$3,227,639

Number of units outstanding*	249,646	183,715	21,775	18,916	367,490

Net asset value per unit outstanding*	$5.36	$7.09	$9.38	$7.93	$8.78

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
MFS Variable Insurance Trust			Invesco Variable Investment Funds	PIMCO Variable Insurance Trust
New Discovery Series Subaccount	Total Return Series Subaccount	Utilities Series Subaccount	Financial Services Subaccount	Real Return Subaccount	Total

4,516	4,255	51	195	120,687

$45,636	$71,790	$535	$2,132	$1,405,489	$247,656,543

$47,147	$72,935	$614	$2,049	$1,436,173	$222,559,611
0	313	0	0	1,922	85,236
0	0	0	0	158	158

47,147	73,248	614	2,049	1,438,253	222,645,005

0	0	0	0	158	158
0	313	0	0	1,922	85,236

0	313	0	0	2,080	85,394

$47,147	$72,935	$614	$2,049	$1,436,173	$222,559,611

$45,879	$71,138	$535	$2,119	$1,379,641	$243,217,866
0	0	0	13	22,076	27,317,173
(243)	652	0	0	3,772	(22,878,496)
1,511	1,145	79	(83)	30,684	(25,096,932)

$47,147	$72,935	$614	$2,049	$1,436,173	$222,559,611

5,912	7,749	67	238	129,337

$7.98	$9.41	$9.13	$8.63	$11.10

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Money Market Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Equity Subaccount	Small Company Value Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
Dividend income	$562,105	$254,493	$1,633,740	$101,637	$0	$7,479
Distribution from net realized gains	0	0	0	0	0	56,510

Net investment income	562,105	254,493	1,633,740	101,637	0	63,989

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	0	31,956	572,882	108,193	(1,637,505)	(431,113)
Net change in unrealized appreciation (depreciation) of investments	0	362,726	235,098	41,048	1,076,136	198,112

Net realized and unrealized gain (loss) on investments	0	394,682	807,980	149,241	(561,369)	(233,001)

Net increase (decrease) in net assets resulting from operations	$562,105	$649,175	$2,441,720	$250,878	$(561,369)	$(169,012)

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Enterprise Accumulation Trust						Dreyfus Variable Investment Fund
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Growth Subaccount	Total Return Subaccount	Appreciation Subaccount	Small Company Stock Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period July 26, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
$2,113	$1,266	$1,551,697	$0	$21,559	$163,698	$30,450	$2,739
0	0	0	0	0	204,756	0	0

2,113	1,266	1,551,697	0	21,559	368,454	30,450	2,739

(78,718)	(25,312)	341,365	(232,463)	(38,190)	72,376	(645,165)	(44,131)

25,918	(8,100)	(3,815,510)	(330,365)	(500,198)	277,609	(119,748)	(134,182)

(52,800)	(33,412)	(3,474,145)	(562,828)	(538,388)	349,985	(764,913)	(178,313)

$(50,687)	$(32,146)	$(1,922,448)	$(562,828)	$(516,829)	$718,439	$(734,463)	$(175,574)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Corporate Sponsored Variable Universal Life

					Van Eck Worldwide Insurance Trust
	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus Variable Investment Fund International Value Subaccount	Dreyfus Small Cap Stock Index Subaccount	Hard Assets Subaccount	Worldwide Bond Subaccount	Worldwide Emerging Markets Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period July 15, 2002** through December 31, 2002	For the period August 16, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
Dividend income	$561,642	$106	$49,136	$4,739	$372	$0	$213
Distribution from net realized gains	0	0	0	0	0	0	0

Net investment income	561,642	106	49,136	4,739	372	0	213

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(6,036,329)	(82,955)	(11,185)	(1,615)	(6,049)	5,569	(4,043)
Net change in unrealized appreciation (depreciation) of investments	(5,436,895)	3,334	(593,946)	(119,562)	9,980	11,863	2,047

Net realized and unrealized gain (loss) on investments	(11,473,224)	(79,621)	(605,131)	(121,177)	3,931	17,432	(1,996)

Net increase (decrease) in net assets resulting from operations	$(10,911,582)	$(79,515)	$(555,995)	$(116,438)	$4,303	$17,432	$(1,783)

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
T. Rowe Price						Fidelity Variable Insurance Products Funds

Equity Income Subaccount	Prime Reserve Subaccount	International Stock Subaccount	Limited Term Bond Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
$385,749	$12,906	$20,250	$14,130	$0	$30,976	$3,119	$47,082

5,533	0	2,024	0	0	0	0	0

391,282	12,906	22,274	14,130	0	30,976	3,119	47,082

(293,605)	0	(335,282)	234	(123,146)	(126,180)	(481,642)	(367,572)

(1,405,309)	0	81,231	7,857	(83,627)	(223)	(197,188)	(195,931)

(1,698,914)	0	(254,051)	8,091	(206,773)	(126,403)	(678,830)	(563,503)

$(1,307,632)	$12,906	$(231,777)	$22,221	$(206,773)	$(95,427)	$(675,711)	$(516,421)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Corporate Sponsored Variable Universal Life
	Fidelity Variable Insurance Products Funds			The Universal Institutional Funds, Inc.
	VIP III Growth Opportunities Subaccount	VIP II Asset Manager Subaccount	VIP III Growth and Income Subaccount	Equity Growth Subaccount	Core Plus Fixed Income Subaccount	Value Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
Dividend income	$2,112	$192,613	$116,713	$324	$207,046	$2,875
Distribution from net realized gains	0	0	0	0	55,630	0

Net investment income	2,112	192,613	116,713	324	262,676	2,875

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(64,648)	(325,616)	(1,308,281)	(145,798)	72,724	(83,526)
Net change in unrealized appreciation (depreciation) of investments	61	(299,884)	(319,020)	23,047	42,625	2,822

Net realized and unrealized gain (loss) on investments	(64,587)	(625,500)	(1,627,301)	(122,751)	115,349	(80,704)

Net increase (decrease) in net assets resulting from operations	$(62,475)	$(432,887)	$(1,510,588)	$(122,427)	$378,025	$(77,829)

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
The Universal Institutional Funds, Inc.			Janus Aspen Series
Emerging Markets Debt Subaccount	Global Value Equity Subaccount	Real Estate Subaccount	Aggressive Growth Subaccount	Flexible Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount
For the period August 8, 2002** through December 31, 2002	For the period September 13, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
$9,728	$117	$23,431	$0	$393,338	$12,377	$59,566
0	145	12,855	0	0	0	0

9,728	262	36,286	0	393,338	12,377	59,566

17	0	737	(950,807)	167,618	(361,467)	(881,743)

727	(336)	(11,932)	345,376	330,297	(53,330)	(1,134,827)

744	(336)	(11,195)	(605,431)	497,915	(414,797)	(2,016,570)

$10,472	$(74)	$25,091	$(605,431)	$891,253	$(402,420)	$(1,957,004)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Corporate Sponsored Variable Universal Life
	Janus Aspen Series		Alger American Fund		Lord Abbett Series Fund
	Capital Appreciation Subaccount	Strategic Value Subaccount	Balanced Growth Subaccount	Mid Cap Growth Subaccount	Mid-Cap Value Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period August 5, 2002** through December 31, 2002	For the period September 13, 2002** through December 31, 2002	For the period July 15, 2002** through December 31, 2002
Dividend income	$8,476	$0	$0	$0	$18,251
Distribution from net realized gains	0	0	0	0	0

Net investment income	8,476	0	0	0	18,251

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(310,294)	(17,735)	(6)	276	(9,797)
Net change in unrealized appreciation (depreciation) of investments	37,560	(451,505)	(2,119)	4,581	(28,419)

Net realized and unrealized gain (loss) on investments	(272,734)	(469,240)	(2,125)	4,857	(38,216)

Net increase (decrease) in net assets resulting from operations	$(264,258)	$(469,240)	$(2,125)	$4,857	$(19,965)

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
MFS Variable Insurance Trust			Invesco Variable Investment Funds	PIMCO Variable Insurance Trust
New Discovery Series Subaccount	Total Return Series Subaccount	Utilities Series Subaccount	Financial Services Subaccount	Real Return Subaccount
For the period August 5, 2002** through December 31, 2002	For the period September 3, 2002** through December 31, 2002	For the period October 8, 2002** through December 31, 2002	For the period November 26, 2002** through December 31, 2002	For the period July 26, 2002** through December 31, 2002	Total
$0	$0	$0	$13	$19,316	$6,529,692
0	0	0	0	2,760	340,213

0	0	0	13	22,076	6,869,905

(243)	652	0	0	3,772	(14,083,790)

1,511	1,145	79	(83)	30,684	(12,088,765)

1,268	1,797	79	(83)	34,456	(26,172,555)

$1,268	$1,797	$79	$(70)	$56,532	$(19,302,650)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.
	Money Market Subaccount		Intermediate Term Bond Subaccount		Long Term Bond Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$562,105	$933,202	$254,493	$272,408	$1,633,740	$1,515,419
Net realized gain (loss) on investments	0	0	31,956	11,338	572,882	(197,513)
Net change in unrealized appreciation (depreciation) of investments	0	0	362,726	2,144	235,098	501,508

Net increase (decrease) in net assets resulting from operations	562,105	933,202	649,175	285,890	2,441,720	1,819,414

From unit transactions:
Net proceeds from the issuance of units	159,174,707	39,130,556	7,153,538	4,489,766	7,242,676	9,332,668
Net asset value of units redeemed or used to meet contract obligations	(156,981,267)	(38,320,196)	(3,640,637)	(3,233,493)	(37,696,415)	(1,968,116)

Net increase (decrease) from unit transactions	2,193,440	810,360	3,512,901	1,256,273	(30,453,739)	7,364,552

Net increase (decrease) in net assets	2,755,545	1,743,562	4,162,076	1,542,163	(28,012,019)	9,183,966
Net assets beginning of year	32,109,599	30,366,037	4,128,592	2,586,429	32,731,737	23,547,771

Net assets end of year*	$34,865,144	$32,109,599	$8,290,668	$4,128,592	$4,719,718	$32,731,737

Unit transactions:
Units outstanding beginning of year	2,596,777	2,549,112	329,727	224,102	2,621,046	2,004,098
Units issued during the year	13,150,070	3,197,234	561,706	375,738	544,551	785,272
Units redeemed during the year	(12,968,861)	(3,149,569)	(285,868)	(270,113)	(2,834,259)	(168,324)

Units outstanding end of year	2,777,986	2,596,777	605,565	329,727	331,338	2,621,046

* Includes undistributed net investment income of:	$2,967,939	$2,405,834	$695,527	$441,034	$5,526,419	$3,892,679

See notes to financial statements.

Corporate Sponsored Variable Universal Life
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Government Securities Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$101,637	$139,985	$0	$685,822	$63,989	$316,699	$2,113	$13,855
108,193	9,082	(1,637,505)	(1,019,400)	(431,113)	(90,609)	(78,718)	(97,625)

41,048	43,099	1,076,136	(332,988)	198,112	(175,605)	25,918	39,211

250,878	192,166	(561,369)	(666,566)	(169,012)	50,485	(50,687)	(44,559)

2,829,028	475,233	1,200,480	2,587,029	3,343,609	966,761	842,838	204,546

(2,260,783)	(378,180)	(2,668,585)	(617,028)	(2,310,044)	(800,766)	(818,125)	(346,309)

568,245	97,053	(1,468,105)	1,970,001	1,033,565	165,995	24,713	(141,763)

819,123	289,219	(2,029,474)	1,303,435	864,553	216,480	(25,974)	(186,322)
3,146,048	2,856,829	3,613,057	2,309,622	1,221,688	1,005,208	188,468	374,790

$3,965,171	$3,146,048	$1,583,583	$3,613,057	$2,086,241	$1,221,688	$162,494	$188,468

252,208	244,081	341,080	177,032	73,925	64,061	16,988	30,018
219,133	39,169	164,560	228,323	227,747	59,158	54,534	17,175
(173,063)	(31,042)	(293,859)	(64,275)	(162,564)	(49,294)	(52,935)	(30,205)

298,278	252,208	211,781	341,080	139,108	73,925	18,587	16,988

$412,237	$310,600	$1,423,726	$1,423,726	$583,206	$519,217	$301,570	$299,457

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Small Company Growth Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$1,266	$15,618	$1,551,697	$2,280,621	$0	$19,613
Net realized gain (loss) on investments	(25,312)	(59,083)	341,365	(652,869)	(232,463)	(21,372)
Net change in unrealized appreciation (depreciation) of investments	(8,100)	(12,504)	(3,815,510)	(277,653)	(330,365)	(9,007)

Net increase (decrease) in net assets resulting from operations	(32,146)	(55,969)	(1,922,448)	1,350,099	(562,828)	(10,766)

From unit transactions:
Net proceeds from the issuance of units	133,180	93,070	2,371,278	7,078,402	2,626,190	421,391
Net asset value of units redeemed or used to meet contract obligations	(77,872)	(116,980)	(26,057,777)	(1,664,314)	(1,034,096)	(245,356)

Net increase (decrease) from unit transactions	55,308	(23,910)	(23,686,499)	5,414,088	1,592,094	176,035

Net increase (decrease) in net assets	23,162	(79,879)	(25,608,947)	6,764,187	1,029,266	165,269
Net assets beginning of period	135,001	214,880	27,344,174	20,579,987	587,103	421,834

Net assets end of period*	$158,163	$135,001	$1,735,227	$27,344,174	$1,616,369	$587,103

Unit transactions:
Units outstanding beginning of period	15,232	17,506	2,336,577	1,862,334	55,453	38,329
Units issued during the period	16,473	9,388	219,258	608,313	239,949	39,610
Units redeemed during the period	(9,548)	(11,662)	(2,409,408)	(134,070)	(94,483)	(22,486)

Units outstanding end of period	22,157	15,232	146,427	2,336,577	200,919	55,453

* Includes undistributed net investment income of:	$162,354	$161,088	$7,314,379	$5,762,682	$21,257	$21,257

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Enterprise Accumulation Trust			Dreyfus Variable Investment Fund				Dreyfus Stock Index Subaccount
Growth Subaccount		Total Return Subaccount	Appreciation Subaccount		Small Company Stock Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the period July 26, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$21,559	$1,074	$368,454	$30,450	$18,671	$2,739	$881	$561,642	$722,735
(38,190)	(67,869)	72,376	(645,165)	(249,560)	(44,131)	26,737	(6,036,329)	(724,739)

(500,198)	(1,436)	277,609	(119,748)	(47,252)	(134,182)	(83,771)	(5,436,895)	(5,136,286)

(516,829)	(68,231)	718,439	(734,463)	(278,141)	(175,574)	(56,153)	(10,911,582)	(5,138,290)

6,282,157	109,589	16,671,246	6,378,767	1,291,872	1,081,984	287,401	15,850,143	19,635,012

(213,486)	(780,266)	(4,146,161)	(5,339,029)	(1,329,911)	(525,073)	(431,872)	(18,236,339)	(5,292,602)

6,068,671	(670,677)	12,525,085	1,039,738	(38,039)	556,911	(144,471)	(2,386,196)	14,342,410

5,551,842	(738,908)	13,243,524	305,275	(316,180)	381,337	(200,624)	(13,297,778)	9,204,120
241,093	980,001	0	2,160,800	2,476,980	917,260	1,117,884	47,985,630	38,781,510

$5,792,935	$241,093	$13,243,524	$2,466,075	$2,160,800	$1,298,597	$917,260	$34,687,852	$47,985,630

29,036	103,205	0	162,699	168,512	84,950	101,945	3,736,835	2,652,230
911,017	12,052	1,666,614	369,620	88,724	125,979	27,361	1,698,813	1,466,686
(30,959)	(86,221)	(407,190)	(309,372)	(94,537)	(61,136)	(44,356)	(1,956,318)	(382,081)

909,094	29,036	1,259,424	222,947	162,699	149,793	84,950	3,479,330	3,736,835

$24,254	$2,695	$368,454	$113,166	$82,716	$6,315	$3,576	$2,707,374	$2,145,732

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
					Van Eck Worldwide Insurance Trust
	Dreyfus Socially Responsible Growth Subaccount		Dreyfus Variable Investment Fund International Value Subaccount	Dreyfus Small Cap Stock Index Subaccount	Hard Assets Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period July 15, 2002** through December 31, 2002	For the period August 16, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$106	$161	$49,136	$4,739	$372	$258
Net realized gain (loss) on investments	(82,955)	(65,809)	(11,185)	(1,615)	(6,049)	67
Net change in unrealized appreciation (depreciation) of investments	3,334	13,257	(593,946)	(119,562)	9,980	(3,810)

Net increase (decrease) in net assets resulting from operations	(79,515)	(52,391)	(555,995)	(116,438)	4,303	(3,485)

From unit transactions:
Net proceeds from the issuance of units	1,047,115	140,760	6,374,770	3,359,262	237,591	22,620
Net asset value of units redeemed or used to meet contract obligations	(1,174,271)	(58,986)	(116,656)	(50,447)	(119,815)	(4,442)

Net increase (decrease) from unit transactions	(127,156)	81,774	6,258,114	3,308,815	117,776	18,178

Net increase (decrease) in net assets	(206,671)	29,383	5,702,119	3,192,377	122,079	14,693
Net assets beginning of period	241,185	211,802	0	0	37,372	22,679

Net assets end of period*	$34,514	$241,185	$5,702,119	$3,192,377	$159,451	$37,372

Unit transactions:
Units outstanding beginning of period	29,198	19,852	0	0	3,747	2,039
Units issued during the period	192,021	16,660	729,449	392,735	25,634	2,132
Units redeemed during the period	(215,339)	(7,314)	(14,492)	(6,084)	(12,927)	(424)

Units outstanding end of period	5,880	29,198	714,957	386,651	16,454	3,747

* Includes undistributed net investment income of:	$4,583	$4,477	$49,136	$4,739	$675	$303

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Van Eck Worldwide Insurance Trust				T. Rowe Price

Worldwide Bond Subaccount		Worldwide Emerging Markets Subaccount		Equity Income Subaccount		Prime Reserve Subaccount

For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$0	$3,988	$213	$0	$391,282	$124,285	$12,906	$10,591
5,569	(296)	(4,043)	(48,662)	(293,605)	17,483	0	0

11,863	(8,070)	2,047	46,754	(1,405,309)	(120,429)	0	0

17,432	(4,378)	(1,783)	(1,908)	(1,307,632)	21,339	12,906	10,591

105,258	12,364	66,485	99,418	32,997,096	3,334,123	1,944,041	109,738

(101,514)	(16,792)	(102,739)	(132,990)	(2,751,959)	(770,471)	0	(60,303)

3,744	(4,428)	(36,254)	(33,572)	30,245,137	2,563,652	1,944,041	49,435

21,176	(8,806)	(38,037)	(35,480)	28,937,505	2,584,991	1,956,947	60,026
78,586	87,392	107,487	142,967	4,451,206	1,866,215	303,689	243,663

$99,762	$78,586	$69,450	$107,487	$33,388,711	$4,451,206	$2,260,636	$303,689

7,936	8,374	20,273	26,477	367,716	156,427	26,335	21,977
9,045	998	13,589	14,186	3,062,577	275,223	166,850	8,480
(8,700)	(1,436)	(20,372)	(20,390)	(255,419)	(63,934)	0	(4,122)

8,281	7,936	13,490	20,273	3,174,874	367,716	193,185	26,335

$8,159	$8,159	$410	$197	$658,661	$267,379	$34,673	$21,767

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	T. Rowe Price
	International Stock Subaccount		Limited Term Bond Subaccount		New America Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$22,274	$34,924	$14,130	$1,690	$0	$12,388
Net realized gain (loss) on investments	(335,282)	(479,240)	234	1,556	(123,146)	(125,500)
Net change in unrealized appreciation (depreciation) of investments	81,231	(85,721)	7,857	(710)	(83,627)	64,278

Net increase (decrease) in net assets resulting from operations	(231,777)	(530,037)	22,221	2,536	(206,773)	(48,834)

From unit transactions:
Net proceeds from the issuance of units	1,373,617	1,403,156	1,200,574	51,038	294,119	457,495
Net asset value of units redeemed or used to meet contract obligations	(893,412)	(1,248,345)	(271,530)	(54,283)	(411,464)	(121,293)

Net increase (decrease) from unit transactions	480,205	154,811	929,044	(3,245)	(117,345)	336,202

Net increase (decrease) in net assets	248,428	(375,226)	951,265	(709)	(324,118)	287,368
Net assets beginning of year	1,652,973	2,028,199	32,901	33,610	764,189	476,821

Net assets end of year*	$1,901,401	$1,652,973	$984,166	$32,901	$440,071	$764,189

Unit transactions:
Units outstanding beginning of year	183,999	175,616	2,760	3,058	76,446	42,050
Units issued during the year	214,639	110,499	97,627	4,413	33,670	44,295
Units redeemed during the year	(139,603)	(102,116)	(22,080)	(4,711)	(48,708)	(9,899)

Units outstanding end of year	259,035	183,999	78,307	2,760	61,408	76,446

* Includes undistributed net investment income of:	$133,877	$111,603	$17,364	$3,234	$85,571	$85,571

See notes to financial statements.

Corporate Sponsored Variable Universal Life
T. Rowe Price		Fidelity Variable Insurance Products Funds
Personal Strategy Balanced Subaccount		VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$30,976	$43,476	$3,119	$89,087	$47,082	$92,145	$2,112	$405
(126,180)	(85,077)	(481,642)	(448,713)	(367,572)	(399,309)	(64,648)	(28,158)

(223)	17,331	(197,188)	(9,623)	(195,931)	47,719	61	8,196

(95,427)	(24,270)	(675,711)	(369,249)	(516,421)	(259,445)	(62,475)	(19,557)

2,387,463	1,265,256	7,632,775	1,667,237	7,213,786	4,494,792	399,924	190,571

(2,806,017)	(823,830)	(2,529,465)	(1,115,153)	(6,204,038)	(1,713,037)	(405,568)	(86,501)

(418,554)	441,426	5,103,310	552,084	1,009,748	2,781,755	(5,644)	104,070

(513,981)	417,156	4,427,599	182,835	493,327	2,522,310	(68,119)	84,513
1,603,550	1,186,394	1,309,644	1,126,809	4,700,978	2,178,668	196,704	112,191

$1,089,569	$1,603,550	$5,737,243	$1,309,644	$5,194,305	$4,700,978	$128,585	$196,704

138,027	99,656	152,490	108,046	540,827	219,956	27,752	13,546
207,075	103,356	1,234,698	182,530	845,781	522,349	58,350	27,485
(243,378)	(64,985)	(431,468)	(138,086)	(727,393)	(201,478)	(62,890)	(13,279)

101,724	138,027	955,720	152,490	659,215	540,827	23,212	27,752

$162,913	$131,937	$132,298	$129,179	$145,530	$98,448	$2,517	$405

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	Fidelity Variable Insurance Products Funds				The Universal Institutional Funds, Inc.

	VIP II Asset Manager Subaccount		VIP III Growth and Income Subaccount		Equity Growth Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$192,613	$90,123	$116,713	$503,663	$324	$589
Net realized gain (loss) on investments	(325,616)	(103,948)	(1,308,281)	(695,834)	(145,798)	(91,393)
Net change in unrealized appreciation (depreciation) of investments	(299,884)	(23,778)	(319,020)	(246,307)	23,047	14,509

Net increase (decrease) in net assets resulting from operations	(432,887)	(37,603)	(1,510,588)	(438,478)	(122,427)	(76,295)

From unit transactions:
Net proceeds from the issuance of units	3,691,462	5,436,931	7,710,503	11,823,666	713,408	377,839
Net asset value of units redeemed or used to meet contract obligations	(4,216,402)	(731,485)	(8,961,487)	(5,974,560)	(851,042)	(248,615)

Net increase (decrease) from unit transactions	(524,940)	4,705,446	(1,250,984)	5,849,106	(137,634)	129,224

Net increase (decrease) in net assets	(957,827)	4,667,843	(2,761,572)	5,410,628	(260,061)	52,929
Net assets beginning of period	5,151,654	483,811	9,775,691	4,365,063	422,652	369,723

Net assets end of period*	$4,193,827	$5,151,654	$7,014,119	$9,775,691	$162,591	$422,652

Unit transactions:
Units outstanding beginning of period	549,214	49,469	1,108,899	451,843	52,593	39,055
Units issued during the period	417,422	575,581	953,791	1,319,540	110,278	44,112
Units redeemed during the period	(476,781)	(75,836)	(1,108,538)	(662,484)	(134,825)	(30,574)

Units outstanding end of period	489,855	549,214	954,152	1,108,899	28,046	52,593

* Includes undistributed net investment income of:	$282,736	$90,123	$626,833	$510,120	$27,685	$27,361

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life

The Universal Institutional Funds, Inc.
Core Plus Fixed Income Subaccount		Value Subaccount		Emerging Markets Debt Subaccount	Global Value Equity Subaccount	Real Estate Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period August 8, 2002** through December 31, 2002	For the period September 13, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002

$262,676	$268,827	$2,875	$8,029	$9,728	$262	$36,286
72,724	6,060	(83,526)	(5,558)	17	0	737

42,625	97,956	2,822	(7,453)	727	(336)	(11,932)

378,025	372,843	(77,829)	(4,982)	10,472	(74)	25,091

1,025,219	545,518	528,656	183,341	134,652	13,140	835,167

(350,452)	(52,294)	(360,026)	(29,237)	(546)	(8)	(117,374)

674,767	493,224	168,630	154,104	134,106	13,132	717,793

1,052,792	866,067	90,801	149,122	144,578	13,058	742,884
4,843,658	3,977,591	169,094	19,972	0	0	0

$5,896,450	$4,843,658	$259,895	$169,094	$144,578	$13,058	$742,884

397,278	356,647	13,722	1,655	0	0	0
81,037	45,092	41,915	14,661	14,078	1,651	94,550
(27,701)	(4,461)	(28,545)	(2,594)	(58)	(1)	(13,288)

450,614	397,278	27,092	13,722	14,020	1,650	81,262

$764,481	$501,805	$11,339	$8,464	$9,728	$262	$36,286

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life

	Janus Aspen Series
	Aggressive Growth Subaccount		Flexible Income Subaccount		International Growth Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$0	$0	$393,338	$363,843	$12,377	$16,191
Net realized gain (loss) on investments	(950,807)	(1,011,086)	167,618	43,526	(361,467)	(1,372,973)
Net change in unrealized appreciation (depreciation) of investments	345,376	(50,868)	330,297	81,540	(53,330)	585,833

Net increase (decrease) in net assets resulting from operations	(605,431)	(1,061,954)	891,253	488,909	(402,420)	(770,949)

From unit transactions:
Net proceeds from the issuance of units	3,361,534	2,164,256	6,237,531	371,803	2,894,479	804,711
Net asset value of units redeemed or used to meet contract obligations	(3,069,955)	(1,202,446)	(2,673,397)	(716,353)	(2,581,580)	(2,275,785)

Net increase (decrease) from unit transactions	291,579	961,810	3,564,134	(344,550)	312,899	(1,471,074)

Net increase (decrease) in net assets	(313,852)	(100,144)	4,455,387	144,359	(89,521)	(2,242,023)
Net assets beginning of period	1,739,071	1,839,215	6,412,592	6,268,233	1,291,140	3,533,163

Net assets end of period*	$1,425,219	$1,739,071	$10,867,979	$6,412,592	$1,201,619	$1,291,140

Unit transactions:
Units outstanding beginning of period	373,628	239,319	559,685	589,418	164,542	345,650
Units issued during the period	740,447	358,936	521,542	32,669	381,473	88,448
Units redeemed during the period	(689,188)	(224,627)	(222,631)	(62,402)	(340,235)	(269,556)

Units outstanding end of period	424,887	373,628	858,596	559,685	205,780	164,542

* Includes undistributed net investment income of:	$88,766	$88,766	$945,077	$551,739	$188,313	$175,936

**	Commencement of operations

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Janus Aspen Series						Alger American Fund		Lord Abbett Series Fund
Worldwide Growth Subaccount		Capital Appreciation Subaccount		Strategic Value Subaccount		Balanced Growth Subaccount	Mid Cap Growth Subaccount	Mid-Cap Value Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period August 5, 2002** through December 31, 2002	For the period September 13, 2002** through December 31, 2002	For the period July 15, 2002** through December 31, 2002

$59,566	$33,437	$8,476	$17,654	$0	$7	$0	$0	$18,251
(881,743)	(897,108)	(310,294)	(155,353)	(17,735)	(1,363)	(6)	276	(9,797)

(1,134,827)	51,933	37,560	(204,838)	(451,505)	30	(2,119)	4,581	(28,419)

(1,957,004)	(811,738)	(264,258)	(342,537)	(469,240)	(1,326)	(2,125)	4,857	(19,965)

5,128,178	9,596,205	1,272,340	1,240,714	1,847,941	3,940	206,964	151,593	3,562,131

(5,567,350)	(2,362,410)	(937,232)	(467,016)	(79,006)	(72)	(478)	(6,446)	(314,527)

(439,172)	7,233,795	335,108	773,698	1,768,935	3,868	206,486	145,147	3,247,604

(2,396,176)	6,422,057	70,850	431,161	1,299,695	2,542	204,361	150,004	3,227,639
8,196,716	1,774,659	1,267,842	836,681	3,422	880	0	0	0

$5,800,540	$8,196,716	$1,338,692	$1,267,842	$1,303,117	$3,422	$204,361	$150,004	$3,227,639

1,087,638	182,651	199,382	103,062	369	88	0	0	0
1,064,129	1,163,782	198,512	170,326	191,878	289	21,827	19,756	403,081
(1,118,617)	(258,795)	(148,248)	(74,006)	(8,532)	(8)	(52)	(840)	(35,591)

1,033,150	1,087,638	249,646	199,382	183,715	369	21,775	18,916	367,490

$194,614	$135,048	$31,423	$22,947	$7	$7	$0	$0	$18,251

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	MFS Variable Insurance Trust			Invesco Variable Insurance Funds	PIMCO Variable Insurance Trust
	New Discovery Series Subaccount	Total Return Series Subaccount	Utilities Series Subaccount	Financial Services Subaccount	Real Return Subaccount	Total
	For the period August 5,** through December 31, 2002	For the period September 3,** through December 31, 2002	For the period October 8, 2002** through December 31, 2002	For the period November 26, 2002** through December 31, 2002	For the period July 26, 2002** through December 31, 2002	2002	2001
From operations:
Net investment income	$0	$0	$0	$13	$22,076	$6,869,905	$8,652,364
Net realized gain (loss) on investments	(243)	652	0	0	3,772	(14,083,790)	(9,080,170)
Net change in unrealized appreciation (depreciation) of investments	1,511	1,145	79	(83)	30,684	(12,088,765)	(5,222,811)

Net increase (decrease) in net assets resulting from operations	1,268	1,797	79	(70)	56,532	(19,302,650)	(5,650,617)

From unit transactions:
Net proceeds from the issuance of units	73,337	113,000	537	2,167	1,590,792	340,910,428	131,900,788
Net asset value of units redeemed or used to meet contract obligations	(27,458)	(41,862)	(2)	(48)	(211,151)	(310,312,413)	(75,792,088)

Net increase from unit transactions	45,879	71,138	535	2,119	1,379,641	30,598,015	56,108,700

Net increase in net assets	47,147	72,935	614	2,049	1,436,173	11,295,365	50,458,083
Net assets beginning of period	0	0	0	0	0	211,264,246	160,806,163

Net assets end of period*	$47,147	$72,935	$614	$2,049	$1,436,173	$222,559,611	$211,264,246

Unit transactions:
Units outstanding beginning of period	0	0	0	0	0
Units issued during the period	9,516	12,205	67	243	148,967
Units redeemed during the period	(3,604)	(4,456)	0	(5)	(19,630)

Units outstanding end of period	5,912	7,749	67	238	129,337

* Includes undistributed net investment income of:	$0	$0	$0	$13	$22,076	$27,317,173	$20,447,268

**	Commencement of operations

See notes to financial statements.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance Policies, which include Variable Life Insurance (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life and Survivorship Variable Universal Life Insurance Policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Corporate Sponsored Variable Universal Life Insurance Policies (CSVUL) is presented here.

There are currently fifty-four Corporate Sponsored Variable Universal Life Subaccounts available within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), the Dreyfus Variable Investment Fund, the Dreyfus Stock Index Fund, the Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Investment Portfolios, the Van Eck Worldwide Insurance Trust, T. Rowe Price, Fidelity Variable Insurance Products Funds, Janus Aspen Series, The Universal Institutional Funds, Inc., Alger American Series, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust and INVESCO Variable Insurance Trust (collectively the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from the portfolios of the Funds are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies: (continued)

gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Corporate Sponsored Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $20,577,889.

As investment adviser to the Fund, MONY America receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, America received $154,831 in aggregate from certain Funds in connection with Corporate Sponsored Variable Universal Life subaccounts.

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2002 were as follows:

	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.
Money Market Portfolio	$70,799,141	$68,605,701
Intermediate Term Bond Portfolio	6,060,479	2,547,578
Long Term Bond Portfolio	6,464,938	36,918,677
Government Securities Portfolio	2,809,495	2,241,250

Enterprise Accumulation Trust
Equity Portfolio	1,213,126	2,681,231
Small Company Value Portfolio	3,881,967	2,848,402
Managed Portfolio	735,186	710,473
International Growth Portfolio	127,157	71,849
High Yield Bond Portfolio	2,835,833	26,522,332
Small Company Growth Portfolio	3,017,013	1,424,919
Growth Portfolio	6,503,712	435,041
Total Return Portfolio	16,678,731	4,153,646

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Dreyfus Variable Investment Fund
Appreciation Portfolio	$5,629,211	$4,589,473
Small Company Stock Portfolio	923,457	366,546
International Value Portfolio	6,368,854	110,740

Dreyfus
Dreyfus Stock Index Fund	17,353,861	19,740,057
Dreyfus Socially Responsible Growth Fund, Inc.	750,022	877,178

Dreyfus Small Cap Stock Index	3,359,262	50,447

Van Eck Worldwide Insurance Trust
Hard Assets Portfolio	242,541	124,765
Worldwide Bond Portfolio	98,583	94,839
Worldwide Emerging Markets Portfolio	71,061	107,315

T. Rowe Price
Equity Income Portfolio	34,251,588	4,006,451
Prime Reserve Portfolio	2,370,375	426,334
International Stock Portfolio	2,870,962	2,390,757
Limited Term Bond Portfolio	1,148,118	219,074
New America Growth Portfolio	280,101	397,446
Personal Strategy Balanced Portfolio	2,957,677	3,376,231

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio	7,792,157	2,688,847
VIP II Contrafund Portfolio	5,700,280	4,690,532
VIP III Growth Opportunities Portfolio	340,923	346,567
VIP II Asset Manager Portfolio	1,574,732	2,099,672
VIP III Growth and Income Portfolio	4,673,686	5,924,670

The Universal Institutional Funds, Inc.
Equity Growth Portfolio	802,226	939,860
Core Plus Fixed Income Portfolio	1,497,085	822,318
Value Portfolio	718,727	550,097
Emerging Markets Debt Portfolio	134,673	567
Global Value Equity Portfolio	13,134	2
Real Estate Portfolio	838,205	120,412

Janus Aspen Series
Aggressive Growth Portfolio	3,229,436	2,937,857
Flexible Income Portfolio	6,134,196	2,570,062
International Growth Portfolio	1,303,105	990,206
Worldwide Growth Portfolio	5,125,643	5,564,815
Capital Appreciation Portfolio	1,956,851	1,621,743
Strategic Value Portfolio	1,844,842	75,907

The Alger American
Balanced Growth Portfolio	206,803	317
Mid Cap Growth Portfolio	151,577	6,430

Lord Abbett Series
Mid-Cap Value Portfolio	3,524,417	276,813

MFS Variable Insurance Trust
New Discovery Series Portfolio	73,337	27,458
Total Return Series Portfolio	109,653	38,515
Utilities Series Portfolio	537	2

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Invesco Variable Investment
Financial Services Portfolio	$2,119	$0

PIMCO Variable Insurance Trust
Real Return Portfolio	1,587,156	207,515

5.  Financial Highlights:

For a unit outstanding throughout the year ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.
Money Market Subaccount	2,777,986	$12.55	$34,865	1.51%		1.46%
Intermediate Term Bond Subaccount	605,565	13.69	8,291	3.68		9.35
Long Term Bond Subaccount	331,338	14.24	4,720	7.14		14.01
Government Securities Subaccount	298,278	13.29	3,965	2.76		6.58

Enterprise Accumulation Trust
Equity Subaccount	211,781	7.48	1,584	0.00		(29.37)
Small Company Value Subaccount	139,108	15.00	2,086	0.41		(9.26)
Managed Subaccount	18,587	8.74	162	1.09		(21.19)
International Growth Subaccount	22,157	7.14	158	0.83		(19.41)
High Yield Bond Subaccount	146,427	11.88	1,735	8.65		1.54
Small Company Growth Subaccount	200,919	8.04	1,616	0.00		(24.08)
Growth Subaccount	909,094	6.37	5,793	0.74		(23.25)
Total Return Subaccount (1)	1,259,424	10.52	13,244	2.79	(^)	5.20

Dreyfus Variable Investment Fund
Appreciation Subaccount	222,947	11.06	2,466	0.96		(16.72)
Small Company Stock Subaccount	149,793	8.67	1,299	0.28		(19.72)

Dreyfus
Dreyfus Stock Index Subaccount	3,479,330	9.97	34,688	1.34		(22.35)
Dreyfus Socially Responsible Growth Subaccount	5,880	5.87	35	0.06		(28.93)
Dreyfus Small Cap Stock Index (3)	386,651	8.26	3,192	0.39	(^)	(17.40)

Van Eck Worldwide Insurance Trust
Hard Assets Subaccount	16,454	9.69	159	0.41		(2.81)
Worldwide Bond Subaccount	8,281	12.05	100	0.00		21.72
Worldwide Emerging Markets Subaccount	13,490	5.15	69	0.21		(2.83)

Dreyfus Variable Investment Fund
International Value Subaccount (2)	714,957	7.98	5,702	2.18	(^)	(20.20)

T. Rowe Price
Equity Income Bond Subaccount	3,174,874	10.52	33,389	2.39		(13.13)
Prime Reserve Subaccount	193,185	11.70	2,261	1.37		1.47
International Stock Subaccount	259,035	7.34	1,901	1.18		(18.26)
Limited Term Bond Subaccount	78,307	12.57	984	4.51		5.45
New America Growth Subaccount	61,408	7.17	440	0.00		(28.30)
Personal Strategy Balanced Subaccount	101,724	10.71	1,090	2.40		(7.83)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount	955,720	$6.00	$5,737	0.10%		(30.15)%
VIP II Contrafund Subaccount	659,215	7.88	5,194	0.85		(9.32)
VIP III Growth Opportunities Subaccount	23,212	5.54	129	1.17		(21.86)
VIP II Asset Manager Subaccount	489,855	8.56	4,194	4.16		(8.74)
VIP III Growth and Income Subaccount	954,152	7.35	7,014	1.40		(16.67)

The Universal Institutional Funds, Inc.
Equity Growth Subaccount	28,046	5.80	163	0.10		(27.86)
Core Plus Fixed Income Subaccount	450,614	13.09	5,896	3.89		7.38
Value Subaccount	27,092	9.59	260	1.10		(22.16)
Emerging Markets Debt Subaccount (4)	14,020	10.31	145	21.52	(^)	3.10
Global Value Equity Subaccount (5)	1,650	7.91	13	9.09	(^)	(20.90)
Real Estate Subaccount (6)	81,262	9.14	743	11.14	(^)	(8.60)

Janus Aspen Series
Aggressive Growth Subaccount	424,887	3.35	1,425	0.00		(27.96)
Flexible Income Subaccount	858,596	12.66	10,868	4.79		10.47
International Growth Subaccount	205,780	5.84	1,202	0.91		(25.61)
Worldwide Growth Subaccount	1,033,150	5.61	5,801	0.89		(25.60)
Capital Appreciation Subaccount	249,646	5.36	1,339	0.58		(15.72)
Strategic Value Subaccount	183,715	7.09	1,303	0.00		(23.43)

Alger American
Balanced Growth Subaccount (6)	21,775	9.38	204	0.00	(^)	(6.20)%
Mid Cap Growth Subaccount (5)	18,916	7.93	150	0.00	(^)	(20.70)%

Lord Abbett Series
Mid-Cap Value Subaccount (2)	367,490	8.78	3,228	1.43	(^)	(12.20)%

MFS Variable Insurance Trust
New Discovery Series Subaccount (6)	5,912	7.98	47	0.00	(^)	(20.20)%
Total Return Series Subaccount (8)	7,749	9.41	73	0.00	(^)	(5.90)%
Utilities Series Subaccount (9)	67	9.13	1	0.00	(^)	(8.70)%

Invesco Variable Investment
Financial Services Subaccount (7)	238	8.63	2	7.54	(^)	(13.70)%

PIMCO Variable Insurance Trust
Real Return Subaccount (1)	129,337	11.10	1,436	4.06	(^)	11.00%

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.
Money Market Subaccount	2,596,777	$12.37	$32,110	3.48%	3.86%
Intermediate Term Bond Subaccount	329,727	12.52	4,129	7.16	8.49
Long Term Bond Subaccount	2,621,046	12.49	32,732	5.01	6.30
Government Securities Subaccount	252,208	12.47	3,146	4.61	6.58

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Enterprise Accumulation Trust
Equity Subaccount	341,080	$10.59	$3,613	0.00%	(18.85)%
Small Company Value Subaccount	73,925	16.53	1,222	0.24	5.35
Managed Subaccount	16,988	11.09	188	1.64	(11.21)
International Growth Subaccount	15,232	8.86	135	0.62	(27.79)
High Yield Bond Subaccount	2,336,577	11.70	27,344	8.87	5.88
Small Company Growth Subaccount	55,453	10.59	587	1.75	(3.82)
Growth Subaccount	29,036	8.30	241	0.27	(12.63)

Dreyfus Variable Investment Fund
Appreciation Subaccount	162,699	13.28	2,161	0.80	(9.66)
Small Company Stock Subaccount	84,950	10.80	917	0.08	(1.55)

Dreyfus
Dreyfus Stock Index Subaccount	3,736,835	12.84	47,986	1.15	(12.18)
Dreyfus Socially Responsible Growth Subaccount	29,198	8.26	241	0.08	(22.59)

Van Eck Worldwide Insurance Trust
Hard Assets Subaccount	3,747	9.97	37	0.89	(10.34)
Worldwide Bond Subaccount	7,936	9.90	79	4.51	(5.17)
Worldwide Emerging Markets Subaccount	20,273	5.30	107	0.00	(1.85)

T. Rowe Price
Equity Income Subaccount	367,716	12.11	4,451	1.65	1.51
Prime Reserve Subaccount	26,335	11.53	304	3.86	3.97
International Stock Subaccount	183,999	8.98	1,653	1.78	(22.25)
Limited Term Subaccount	2,760	11.92	33	5.38	8.46
New America Growth Subaccount	76,446	10.00	764	0.00	(11.82)
Personal Strategy Balanced Subaccount	138,027	11.62	1,604	3.13	(2.35)

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount	152,490	8.59	1,310	0.06	(17.64)
VIP II Contrafund Subaccount	540,827	8.69	4,701	0.62	(12.31)
VIP III Growth Opportunities Subaccount	27,752	7.09	197	0.27	(14.37)
VIP II Asset Manager Subaccount	549,214	9.38	5,152	2.41	(4.09)
VIP III Growth and Income Subaccount	1,108,899	8.82	9,776	1.36	(8.70)

The Universal Institutional Funds, Inc.
Equity Growth Subaccount	52,593	8.04	423	0.13	(15.10)
Fixed Income Subaccount	397,278	12.19	4,844	4.53	9.33
Value Subaccount	13,722	12.32	169	1.63	2.07

Janus Aspen Series
Aggressive Growth Subaccount	373,628	4.65	1,739	0.00	(39.53)
Flexible Income Subaccount	559,685	11.46	6,413	5.58	7.81
International Growth Subaccount	164,542	7.85	1,291	0.67	(23.19)
Worldwide Growth Subaccount	1,087,638	7.54	8,197	0.73	(22.43)
Capital Appreciation Subaccount	199,382	6.36	1,268	1.38	(21.68)
Strategic Value Subaccount	369	9.26	3	0.23	(7.86)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

**	Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.
(^)	Annualized
(1)	For the period July 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period July 15, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period August 16, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period August 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period September 13, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period November 26, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period September 3, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period October 8, 2002 (commencement of operations) through December 31, 2002.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Custom Equity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Equity Master’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount
ASSETS
Shares held in respective Funds	158,810	239,027	252,561	7,533,618	567,589	606,087

Investments at cost	$1,769,395	$3,166,827	$2,874,701	$7,533,618	$10,169,286	$12,411,052

Investments in respective Funds, at net asset value	$1,878,724	$3,473,058	$2,985,272	$7,533,618	$6,947,286	$10,400,450
Amount due from MONY America	14	902	653	522	2,534	3,911
Amount due from respective Funds	338	451	330	2,417	1,599	3,786

Total assets	1,879,076	3,474,411	2,986,255	7,536,557	6,951,419	10,408,147

LIABILITIES
Amount due to MONY America	918	1,488	1,236	4,691	3,838	6,990
Amount due to respective Funds	14	902	653	522	2,534	3,911

Total liabilities	932	2,390	1,889	5,213	6,372	10,901

Net assets	$1,878,144	$3,472,021	$2,984,366	$7,531,344	$6,945,047	$10,397,246

Net assets consist of:
Contractholders’ net payments	$1,623,305	$2,915,616	$2,732,164	$7,114,758	$10,987,881	$10,756,358
Undistributed net investment income	121,465	202,014	107,504	416,586	2,429,851	2,908,641
Accumulated net realized gain (loss) on investments	24,045	48,160	34,127	0	(3,250,685)	(1,257,151)
Net unrealized appreciation (depreciation) of investments	109,329	306,231	110,571	0	(3,222,000)	(2,010,602)

Net assets	$1,878,144	$3,472,021	$2,984,366	$7,531,344	$6,945,047	$10,397,246

Number of units outstanding*.	147,956	272,785	241,339	650,363	1,107,623	828,456

Net asset value per unit outstanding*	$12.69	$12.73	$12.37	$11.58	$6.27	$12.55

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

557,733	740,027	679,481	4,817,963	1,847,136	823,963	567,589	889,697

$11,299,036	$3,649,015	$2,942,625	$25,146,618	$9,978,644	$6,112,604	$2,666,037	$5,437,316

$8,522,166	$2,560,492	$2,745,102	$19,175,491	$7,296,189	$4,927,301	$2,214,220	$4,208,266
2,350	1,646	344	5,620	3,137	2,239	203	365
2,179	3,134	1,513	7,383	1,752	1,195	295	1,437

8,526,695	2,565,272	2,746,959	19,188,494	7,301,078	4,930,735	2,214,718	4,210,068

4,805	3,927	2,347	13,388	4,008	2,708	976	2,756
2,350	1,646	344	5,620	3,137	2,239	203	365

7,155	5,573	2,691	19,008	7,145	4,947	1,179	3,121

$8,519,540	$2,559,699	$2,744,268	$19,169,486	$7,293,933	$4,925,788	$2,213,539	$4,206,947

$11,274,076	$3,898,509	$2,659,178	$26,560,441	$10,279,700	$6,175,637	$2,664,344	$5,725,145
3,687,185	500,904	428,187	111,488	99,979	146,986	34,766	159,727

(3,664,851)	(751,191)	(145,574)	(1,531,316)	(403,291)	(211,532)	(33,754)	(448,875)

(2,776,870)	(1,088,523)	(197,523)	(5,971,127)	(2,682,455)	(1,185,303)	(451,817)	(1,229,050)

$8,519,540	$2,559,699	$2,744,268	$19,169,486	$7,293,933	$4,925,788	$2,213,539	$4,206,947

1,095,521	366,129	255,620	2,441,538	929,986	416,895	255,927	433,997

$7.78	$6.99	$10.74	$7.85	$7.84	$11.82	$8.65	$9.69

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount

ASSETS
Shares held in respective Funds.	912,389	176,816	16,263	15,538	63,868	20,993

Investments at cost.	$7,496,559	$828,522	$148,258	$124,975	$431,507	$211,482

Investments in respective Funds, at net asset value	$5,027,263	$749,700	$128,643	$104,412	$338,502	$213,918
Amount due from MONY America	40	151	22	0	0	0
Amount due from respective Funds	3,231	147	928	10	43	30

Total assets	5,030,534	749,998	129,593	104,422	338,545	213,948

LIABILITIES
Amount due to MONY America	4,803	377	970	42	149	93
Amount due to respective Funds	40	151	22	0	0	0

Total liabilities	4,843	528	992	42	149	93

Net assets.	$5,025,691	$749,470	$128,601	$104,380	$338,396	$213,855

Net assets consist of:
Contractholders’ net payments.	$9,962,652	$828,213	$150,513	$130,190	$447,084	$206,042
Undistributed net investment income (loss)	(48,037)	18,173	(356)	(405)	(1,279)	5,300
Accumulated net realized gain (loss) on investments	(2,419,628)	(18,094)	(1,941)	(4,842)	(14,404)	77
Net unrealized appreciation (depreciation) of investments.	(2,469,296)	(78,822)	(19,615)	(20,563)	(93,005)	2,436

Net assets.	$5,025,691	$749,470	$128,601	$104,380	$338,396	$213,855

Number of units outstanding*.	993,482	86,239	16,326	15,617	64,830	20,184

Net asset value per unit outstanding*	$5.06	$8.69	$7.88	$6.68	$5.22	$10.59

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount

284,744	39,280	148,106	231,504	73,640	297,446	183,814

$8,194,297	$1,035,925	$4,857,229	$4,662,401	$1,100,342	$6,644,705	$4,157,438

$6,398,204	$742,387	$3,456,805	$4,176,328	$861,594	$4,711,545	$3,784,722
807	14	522	1,789	94	0	198
1,030	82	1,285	527	166	2,622	629

6,400,041	742,483	3,458,612	4,178,644	861,854	4,714,167	3,785,549

3,004	314	2,371	1,798	434	4,071	1,786
807	14	522	1,789	94	0	198

3,811	328	2,893	3,587	528	4,071	1,984

$6,396,230	$742,155	$3,455,719	$4,175,057	$861,326	$4,710,096	$3,783,565

$8,721,740	$1,199,253	$5,461,473	$4,975,832	$1,251,783	$9,438,145	$4,127,671
189,017	2,530	127,504	98,691	8,002	262,759	206,629

(718,434)	(166,090)	(732,834)	(413,393)	(159,711)	(3,057,648)	(178,019)

(1,796,093)	(293,538)	(1,400,424)	(486,073)	(238,748)	(1,933,160)	(372,716)

$6,396,230	$742,155	$3,455,719	$4,175,057	$861,326	$4,710,096	$3,783,565

970,710	138,847	599,095	499,846	155,326	1,147,470	412,432

$6.59	$5.35	$5.77	$8.35	$5.55	$4.11	$9.17

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Equity Master
	Janus Aspen Series		Alger American Fund	Lord Abbett Series Fund
	Capital	Worldwide	MidCap	Growth and	Mid-Cap
	Appreciation	Growth	Growth	Income	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
ASSETS
Shares held in respective Funds	196,296	232,709	8,488	8,960	20,403

Investments at cost	$4,258,863	$6,637,136	$116,523	$169,257	$285,433

Investments in respective Funds, at net asset value	$3,409,655	$4,898,522	$105,680	$168,716	$282,787
Amount due from MONY America	581	223	22	45	323
Amount due from respective Funds	3,862	3,041	1	9	8

Total assets	3,414,098	4,901,786	105,703	168,770	283,118

LIABILITIES
Amount due to MONY America	4,927	4,554	34	59	91
Amount due to respective Funds	581	223	22	45	323

Total liabilities	5,508	4,777	56	104	414

Net assets	$3,408,590	$4,897,009	$105,647	$168,666	$282,704

Net assets consist of:
Contractholders' net payments	$5,095,352	$7,826,619	$120,107	$169,602	$285,467
Undistributed net investment income (loss)	58,739	190,108	(165)	806	1,226
Accumulated net realized gain (loss) on investments	(896,293)	(1,381,104)	(3,452)	(1,201)	(1,343)
Net unrealized appreciation (depreciation) of investments	(849,208)	(1,738,614)	(10,843)	(541)	(2,646)

Net assets	$3,408,590	$4,897,009	$105,647	$168,666	$282,704

Number of units outstanding*.	483,765	774,371	13,796	19,938	32,852

Net asset value per unit outstanding*	$7.05	$6.32	$7.66	$8.46	$8.61

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
US	Global
Real Estate	Bond	Real Return
Subaccount	Subaccount	Subaccount	Total

17,841	34,679	48,666

$216,908	$387,273	$567,155	$157,688,962

$202,142	$405,402	$579,124	$125,613,686
45	0	831	30,147
0	119	127	45,706

202,187	405,521	580,082	125,689,539

61	241	296	84,551
45	0	831	30,147

106	241	1,127	114,698

$202,081	$405,280	$578,955	$125,574,841

$208,398	$381,899	$558,261	$166,913,408
9,846	4,157	7,212	12,495,740
(1,397)	1,095	1,513	(21,759,031)
(14,766)	18,129	11,969	(32,075,276)

$202,081	$405,280	$578,955	$125,574,841

22,105	35,103	51,459

$9.14	$11.55	$11.25

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount
Dividend income	$62,436	$121,503	$64,094	$110,298	$0	$39,438
Distribution from net realized gains	0	0	0	0	0	297,988
Mortality and expense risk charges .	(5,935)	(10,119)	(8,234)	(25,932)	(25,656)	(35,614)

Net investment income (loss)	56,501	111,384	55,860	84,366	(25,656)	301,812

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	13,648	22,882	11,309	0	(1,088,074)	(428,611)
Net change in unrealized appreciation (depreciation) of investments	78,056	255,524	75,048	0	(1,538,989)	(943,864)

Net realized and unrealized gain (loss) on investments	91,704	278,406	86,357	0	(2,627,063)	(1,372,475)

Net increase (decrease) in net assets resulting from operations	$148,205	$389,790	$142,217	$84,366	$(2,652,719)	$(1,070,663)

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount
$84,974	$18,159	$218,974	$81,742	$94,037	$0	$28,241	$0
0	0	0	0	0	0	0	0
(30,901)	(9,373)	(8,845)	(70,689)	(26,992)	(17,728)	(7,794)	(15,750)

54,073	8,786	210,129	11,053	67,045	(17,728)	20,447	(15,750)

(715,289)	(409,136)	(47,767)	(835,392)	(415,198)	(223,316)	(36,505)	(270,144)

(1,523,496)	(188,182)	(128,590)	(4,656,416)	(2,043,549)	(1,202,498)	(353,751)	(562,825)

(2,238,785)	(597,318)	(176,357)	(5,491,808)	(2,458,747)	(1,425,814)	(390,256)	(832,969)

$(2,184,712)	$(588,532)	$33,772	$(5,480,755)	$(2,391,702)	$(1,443,542)	$(369,809)	$(848,719)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period May 8, 2002** through December 31, 2002
Dividend income	$0	$14,850	$301	$0	$0	$2,305
Distribution from net realized gains	0	0	0	0	0	3,233
Mortality and expense risk charges	(19,925)	(2,403)	(509)	(330)	(1,110)	(238)

Net investment income (loss)	(19,925)	12,447	(208)	(330)	(1,110)	5,300

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(689,249)	(9,284)	(465)	(3,249)	(9,398)	77
Net change in unrealized appreciation (depreciation) of investments	(1,754,946)	(85,390)	(29,174)	(23,860)	(106,110)	2,436

Net realized and unrealized gain (loss) on investments	(2,444,195)	(94,674)	(29,639)	(27,109)	(115,508)	2,513

Net increase (decrease) in net assets resulting from operations	$(2,464,120)	$(82,227)	$(29,847)	$(27,439)	$(116,618)	$7,813

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount

For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
$90,586	$1,976	$4,687	$26,158	$7,757	$0	$90,800	$20,970	$48,989
0	0	0	0	0	0	0	0	0
(22,574)	(2,823)	(12,829)	(14,263)	(3,173)	(16,340)	(12,056)	(12,364)	(17,330)

68,012	(847)	(8,142)	11,895	4,584	(16,340)	78,744	8,606	31,659

(319,695)	(81,474)	(256,668)	(125,438)	(71,081)	(763,352)	(49,679)	(306,535)	(403,240)

(1,423,709)	(201,733)	(1,096,645)	(322,090)	(163,515)	(784,237)	(273,378)	(322,842)	(1,110,564)

(1,743,404)	(283,207)	(1,353,313)	(447,528)	(234,596)	(1,547,589)	(323,057)	(629,377)	(1,513,804)

$(1,675,392)	$(284,054)	$(1,361,455)	$(435,633)	$(230,012)	$(1,563,929)	$(244,313)	$(620,771)	$(1,482,145)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Alger American Fund	Lord Abbett Series Fund
	MidCap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period May 6, 2002** through December 31, 2002	For the period May 6, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002
Dividend income	$0	$954	$1,528
Distribution from net realized gains	0	21	0
Mortality and expense risk charges	(165)	(169)	(302)

Net investment income (loss)	(165)	806	1,226

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(3,452)	(1,201)	(1,343)
Net change in unrealized appreciation (depreciation) of investments	(10,843)	(541)	(2,646)

Net realized and unrealized gain (loss) on investments	(14,295)	(1,742)	(3,989)

Net increase (decrease) in net assets resulting from operations	$(14,460)	$(936)	$(2,763)

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust		Total
US Real Estate Subaccount	Global Bond Subaccount	Real Return Subaccount
For the period May 6, 2002** through December 31, 2002	For the period May 6, 2002** through December 31, 2002	For the period May 8, 2002** through December 31, 2002
$6,397	$2,843	$6,729	$1,251,726
3,695	1,684	1,074	307,695
(246)	(370)	(591)	(439,672)

9,846	4,157	7,212	1,119,749

(1,397)	1,095	1,513	(7,515,108)
(14,766)	18,129	11,969	(20,427,987)

(16,163)	19,224	13,482	(27,943,095)

$(6,317)	$23,381	$20,694	$(26,823,346)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$56,501	$38,478	$111,384	$53,026	$55,860	$34,415
Net realized gain (loss) on investments	13,648	18,726	22,882	39,271	11,309	24,712
Net change in unrealized appreciation (depreciation) of investments	78,056	12,660	255,524	(13,192)	75,048	1,185

Net increase (decrease) in net assets resulting from operations	148,205	69,864	389,790	79,105	142,217	60,312

From unit transactions:
Net proceeds from the issuance of units	908,084	1,045,876	1,487,119	1,698,621	1,775,658	1,248,637
Net asset value of units redeemed or used to meet contract obligations	(573,900)	(337,013)	(747,453)	(439,927)	(640,196)	(279,378)

Net increase from unit transactions	334,184	708,863	739,666	1,258,694	1,135,462	969,259

Net increase (decrease) in net assets	482,389	778,727	1,129,456	1,337,799	1,277,679	1,029,571
Net assets beginning of year	1,395,755	617,028	2,342,565	1,004,766	1,706,687	677,116

Net assets end of year*	$1,878,144	$1,395,755	$3,472,021	$2,342,565	$2,984,366	$1,706,687

Unit transactions:
Units outstanding beginning of year	119,810	57,274	209,209	95,045	146,574	61,762
Units issued during the year	76,394	92,223	127,944	154,135	149,458	109,198
Units redeemed during the year	(48,248)	(29,687)	(64,368)	(39,971)	(54,693)	(24,386)

Units outstanding end of year	147,956	119,810	272,785	209,209	241,339	146,574

* Includes undistributed net investment income of:	$121,465	$64,964	$202,014	$90,630	$107,504	$51,644

See notes to financial statements.

MONY Custom Equity Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$84,366	$162,606	$(25,656)	$1,198,672	$301,812	$1,746,284	$54,073	$602,335
0	0	(1,088,074)	(2,137,173)	(428,611)	(853,313)	(715,289)	(2,003,922)
0	0	(1,538,989)	(173,402)	(943,864)	(530,524)	(1,523,496)	459,477

84,366	162,606	(2,652,719)	(1,111,903)	(1,070,663)	362,447	(2,184,712)	(942,110)

6,189,403	10,168,732	4,065,239	5,897,441	5,465,133	5,655,360	4,045,887	4,810,867
(6,177,760)	(6,171,129)	(2,376,227)	(1,953,936)	(2,902,285)	(1,726,609)	(2,668,416)	(2,209,806)

11,643	3,997,603	1,689,012	3,943,505	2,562,848	3,928,751	1,377,471	2,601,061

96,009	4,160,209	(963,707)	2,831,602	1,492,185	4,291,198	(807,241)	1,658,951
7,435,335	3,275,126	7,908,754	5,077,152	8,905,061	4,613,863	9,326,781	7,667,830

$7,531,344	$7,435,335	$6,945,047	$7,908,754	$10,397,246	$8,905,061	$8,519,540	$9,326,781

649,426	295,900	887,133	460,705	641,682	348,647	941,722	685,392
498,087	899,585	566,638	644,461	406,328	421,220	478,733	474,523
(497,150)	(546,059)	(346,148)	(218,033)	(219,554)	(128,185)	(324,934)	(218,193)

650,363	649,426	1,107,623	887,133	828,456	641,682	1,095,521	941,722

$416,586	$332,220	$2,429,851	$2,455,507	$2,908,641	$2,606,829	$3,687,185	$3,633,112

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$8,786	$275,475	$210,129	$125,688	$11,053	$23,055
Net realized gain (loss) on investments	(409,136)	(482,736)	(47,767)	(59,261)	(835,392)	(1,190,103)
Net change in unrealized appreciation (depreciation) of investments	(188,182)	(544,222)	(128,590)	(3,248)	(4,656,416)	(953,565)

Net increase (decrease) in net assets resulting from operations	(588,532)	(751,483)	33,772	63,179	(5,480,755)	(2,120,613)

From unit transactions:
Net proceeds from the issuance of units	1,317,699	1,794,627	1,289,830	1,568,635	9,598,733	11,205,567
Net asset value of units redeemed or used to meet contract obligations	(862,115)	(631,112)	(766,927)	(405,194)	(5,855,129)	(4,638,585)

Net increase from unit transactions	455,584	1,163,515	522,903	1,163,441	3,743,604	6,566,982

Net increase (decrease) in net assets	(132,948)	412,032	556,675	1,226,620	(1,737,151)	4,446,369
Net assets beginning of year	2,692,647	2,280,615	2,187,593	960,973	20,906,637	16,460,268

Net assets end of year*	$2,559,699	$2,692,647	$2,744,268	$2,187,593	$19,169,486	$20,906,637

Unit transactions:
Units outstanding beginning of year	309,095	188,306	206,143	95,559	2,036,137	1,396,706
Units issued during the year	172,867	186,929	123,229	149,113	1,083,570	1,095,552
Units redeemed during the year	(115,833)	(66,140)	(73,752)	(38,529)	(678,169)	(456,121)

Units outstanding end of year	366,129	309,095	255,620	206,143	2,441,538	2,036,137

* Includes undistributed net investment income of:	$500,904	$492,118	$428,187	$218,058	$111,488	$100,435

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Small Company Growth Subaccount		Equity Income Subaccount		Capital Appreciation Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$67,045	$37,891	$(17,728)	$152,669	$20,447	$13,102	$(15,750)	$12,302
(415,198)	(145,616)	(223,316)	(328,203)	(36,505)	6,513	(270,144)	(496,675)

(2,043,549)	(651,045)	(1,202,498)	150,337	(353,751)	(191,389)	(562,825)	(294,834)

(2,391,702)	(758,770)	(1,443,542)	(25,197)	(369,809)	(171,774)	(848,719)	(779,207)

4,101,911	5,148,141	2,777,814	3,362,375	1,077,718	1,407,091	2,097,189	2,693,407

(2,479,904)	(1,746,492)	(1,693,018)	(1,476,779)	(615,897)	(388,858)	(1,386,944)	(1,134,462)

1,622,007	3,401,649	1,084,796	1,885,596	461,821	1,018,233	710,245	1,558,945

(769,695)	2,642,879	(358,746)	1,860,399	92,012	846,459	(138,474)	779,738
8,063,628	5,420,749	5,284,534	3,424,135	2,121,527	1,275,068	4,345,421	3,565,683

$7,293,933	$8,063,628	$4,925,788	$5,284,534	$2,213,539	$2,121,527	$4,206,947	$4,345,421

758,620	447,828	338,648	210,319	208,347	111,358	371,317	245,534
460,806	470,317	209,146	229,298	114,325	134,109	189,514	220,275
(289,440)	(159,525)	(130,899)	(100,969)	(66,745)	(37,120)	(126,834)	(94,492)

929,986	758,620	416,895	338,648	255,927	208,347	433,997	371,317

$99,979	$32,934	$146,986	$164,714	$34,766	$14,319	$159,727	$175,477

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount		Balanced Subaccount		Emerging Countries Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period May 24, 2001** through December 31, 2001
From operations:
Net investment income (loss)	$(19,925)	$(18,637)	$12,447	$5,108	$(208)	$(148)
Net realized gain (loss) on investments	(689,249)	(1,405,665)	(9,284)	(8,920)	(465)	(1,476)
Net change in unrealized appreciation (depreciation) of investments	(1,754,946)	521,072	(85,390)	4,335	(29,174)	9,559

Net increase (decrease) in net assets resulting from operations	(2,464,120)	(903,230)	(82,227)	523	(29,847)	7,935

From unit transactions:
Net proceeds from the issuance of units	3,222,874	4,393,997	454,032	506,573	68,233	135,146
Net asset value of units redeemed or used to meet contract obligations	(2,093,758)	(1,771,818)	(200,391)	(121,547)	(46,790)	(6,076)

Net increase from unit transactions	1,129,116	2,622,179	253,641	385,026	21,443	129,070

Net increase (decrease) in net assets	(1,335,004)	1,718,949	171,414	385,549	(8,404)	137,005
Net assets beginning of period	6,360,695	4,641,746	578,056	192,507	137,005	0

Net assets end of period*	$5,025,691	$6,360,695	$749,470	$578,056	$128,601	$137,005

Unit transactions:
Units outstanding beginning of period	818,793	494,446	59,101	18,855	14,433	0
Units issued during the period	516,798	551,550	50,528	52,973	7,294	15,154
Units redeemed during the period	(342,109)	(227,203)	(23,390)	(12,727)	(5,401)	(721)

Units outstanding end of period	993,482	818,793	86,239	59,101	16,326	14,433

* Includes undistributed net investment income (loss) of:	$(48,037)	$(28,112)	$18,173	$5,726	$(356)	$(148)

** Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust					Dreyfus Stock Index Subaccount
Worldwide Growth Subaccount		Mid-Cap Growth Subaccount		Total Return Subaccount
For the year ended December 31, 2002	For the period May 3, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period May 21, 2001** through December 31, 2001	For the period May 8, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001

$(330)	$(75)	$(1,110)	$(169)	$5,300	$68,012	$69,547
(3,249)	(1,593)	(9,398)	(5,006)	77	(319,695)	(394,027)

(23,860)	3,297	(106,110)	13,105	2,436	(1,423,709)	(150,787)

(27,439)	1,629	(116,618)	7,930	7,813	(1,675,392)	(475,267)

92,997	80,669	309,651	253,265	227,413	3,899,356	5,257,148

(33,739)	(9,737)	(97,070)	(18,762)	(21,371)	(2,014,520)	(1,251,894)

59,258	70,932	212,581	234,503	206,042	1,884,836	4,005,254

31,819	72,561	95,963	242,433	213,855	209,444	3,529,987
72,561	0	242,433	0	0	6,186,786	2,656,799

$104,380	$72,561	$338,396	$242,433	$213,855	$6,396,230	$6,186,786

8,149	0	31,935	0	0	726,355	272,935
11,978	9,247	50,191	34,505	22,273	540,968	598,841
(4,510)	(1,098)	(17,296)	(2,570)	(2,089)	(296,613)	(145,421)

15,617	8,149	64,830	31,935	20,184	970,710	726,355

$(405)	$(75)	$(1,279)	$(169)	$5,300	$189,017	$121,005

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master

	Dreyfus Socially Responsible Growth Subaccount		Fidelity Variable Insurance Products Funds
			VIP Growth Subaccount		VIP II Contrafund Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$(847)	$(1,683)	$(8,142)	$123,802	$11,895	$59,853
Net realized loss on investments	(81,474)	(89,879)	(256,668)	(449,044)	(125,438)	(250,137)
Net change in unrealized appreciation (depreciation) of investments	(201,733)	(54,540)	(1,096,645)	(109,497)	(322,090)	(87,355)

Net decrease in net assets resulting from operations	(284,054)	(146,102)	(1,361,455)	(434,739)	(435,633)	(277,639)

From unit transactions:
Net proceeds from the issuance of units	544,357	770,425	2,270,335	3,281,560	2,260,164	2,684,559
Net asset value of units redeemed or used to meet contract obligations	(355,550)	(176,215)	(1,168,394)	(818,725)	(1,258,228)	(726,918)

Net increase from unit transactions	188,807	594,210	1,101,941	2,462,835	1,001,936	1,957,641

Net increase (decrease) in net assets	(95,247)	448,108	(259,514)	2,028,096	566,303	1,680,002
Net assets beginning of period	837,402	389,294	3,715,233	1,687,137	3,608,754	1,928,752

Net assets end of period*	$742,155	$837,402	$3,455,719	$3,715,233	$4,175,057	$3,608,754

Unit transactions:
Units outstanding beginning of period	110,913	39,772	447,940	166,741	389,954	182,000
Units issued during the period	85,943	93,353	328,743	377,843	259,634	286,751
Units redeemed during the period	(58,009)	(22,212)	(177,588)	(96,644)	(149,742)	(78,797)

Units outstanding end of period	138,847	110,913	599,095	447,940	499,846	389,954

* Includes undistributed net investment income of:	$2,530	$3,377	127,504	$135,646	$98,691	$86,796

See notes to financial statements.

MONY Custom Equity Master
Fidelity Variable Insurance Products Funds		Janus Aspen Series
VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount		Balanced Subaccount		Capital Appreciation Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$4,584	$(1,127)	$(16,340)	$(13,700)	$78,744	$60,268	$8,606	$29,699
(71,081)	(78,125)	(763,352)	(2,027,594)	(49,679)	(105,414)	(306,535)	(586,101)

(163,515)	(16,829)	(784,237)	211,003	(273,378)	(27,979)	(322,842)	(109,141)

(230,012)	(96,081)	(1,563,929)	(1,830,291)	(244,313)	(73,125)	(620,771)	(665,543)

478,649	698,789	3,121,694	4,723,331	2,064,811	2,392,089	1,869,096	2,571,656

(329,644)	(209,934)	(1,709,386)	(1,417,387)	(1,073,549)	(554,296)	(1,311,386)	(827,084)

149,005	488,855	1,412,308	3,305,944	991,262	1,837,793	557,710	1,744,572

(81,007)	392,774	(151,621)	1,475,653	746,949	1,764,668	(63,061)	1,079,029
942,333	549,559	4,861,717	3,386,064	3,036,616	1,271,948	3,471,651	2,392,622

$861,326	$942,333	$4,710,096	$4,861,717	$3,783,565	$3,036,616	$3,408,590	$3,471,651

132,217	65,733	850,465	357,290	308,589	122,793	414,025	222,664
78,230	95,149	674,282	714,405	218,339	242,250	243,659	285,855
(55,121)	(28,665)	(377,277)	(221,230)	(114,496)	(56,454)	(173,919)	(94,494)

155,326	132,217	1,147,470	850,465	412,432	308,589	483,765	414,025

$8,002	$3,418	$262,759	$279,099	$206,629	$127,885	$58,739	$50,133

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Janus Aspen Series		Alger American Fund	Lord Abbett Series Fund
	Worldwide Growth Subaccount		MidCap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period May 6, 2002** through December 31, 2002	For the period May 6, 2002** through December 31, 2002	For the period May 2, 20002** through December 31, 2002
From operations:
Net investment income (loss)	$31,659	9,017	$(165)	$806	$1,226
Net realized gain (loss) on investments	(403,240)	(908,964)	(3,452)	(1,201)	(1,343)
Net change in unrealized appreciation (depreciation) of investments	(1,110,564)	(44,378)	(10,843)	(541)	(2,646)

Net increase (decrease) in net assets resulting from operations	(1,482,145)	(944,325)	(14,460)	(936)	(2,763)

From unit transactions:
Net proceeds from the issuance of units	3,170,908	4,153,693	135,424	183,314	312,845
Net asset value of units redeemed or used to meet contract obligations	(1,678,079)	(1,361,933)	(15,317)	(13,712)	(27,378)

Net increase from unit transactions	1,492,829	2,791,760	120,107	169,602	285,467

Net increase in net assets	10,684	1,847,435	105,647	168,666	282,704
Net assets beginning of period	4,886,325	3,038,890	0	0	0

Net assets end of period*	$4,897,009	4,886,325	$105,647	$168,666	$282,704

Unit transactions:
Units outstanding beginning of period	573,563	275,632	0	0	0
Units issued during the period	441,286	449,887	15,752	21,630	36,190
Units redeemed during the period	(240,478)	(151,956)	(1,956)	(1,692)	(3,338)

Units outstanding end of period	774,371	573,563	13,796	19,938	32,852

* Includes undistributed net investment income (loss) of:	$190,108	158,449	$(165)	$806	$1,226

** Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
US Real Estate Subaccount	Global Bond Subaccount	Real Return Subaccount	Total
For the period May 6, 2002** through December 31, 2002	For the period May 6, 2002** through December 31, 2002	For the period May 8, 2002** through December 31, 2002	2002	2001

$9,846	$4,157	$7,212	$1,119,749	$4,797,753
(1,397)	1,095	1,513	(7,515,108)	(13,919,725)

(14,766)	18,129	11,969	(20,427,987)	(2,569,897)

(6,317)	23,381	20,694	(26,823,346)	(11,691,869)

226,878	454,234	624,621	72,189,303	89,608,277

(18,480)	(72,335)	(66,360)	(43,351,608)	(32,811,606)

208,398	381,899	558,261	28,837,695	56,796,671

202,081	405,280	578,955	2,014,349	45,104,802
0	0	0	123,560,492	78,455,690

$202,081	$405,280	$578,955	$125,574,841	$123,560,492

0	0	0
25,101	42,010	57,674
(2,996)	(6,907)	(6,215)

22,105	35,103	51,459

$9,846	$4,157	$7,212	$12,495,740	$11,375,991

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life and Survivorship Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

There are thirty-five MONY Custom Equity Master subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, The Universal Institutional Funds, Inc., Alger American Fund, Lord Abbett Series Fund, PIMCO Variable Insurance Trust, or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Custom Equity Master Subaccounts for the period ended December 31, 2002 aggregated $30,706,534.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Custom Equity Master subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY America received $46,882 in aggregate from certain Funds in connection with Custom Equity Master Subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2002 were as follows:

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	$734,202	$405,603
Long Term Bond Portfolio	1,164,339	434,148
Government Securities Portfolio	1,428,253	300,408
Money Market Portfolio	5,036,708	5,049,965

Enterprise Accumulation Trust

Equity Portfolio	3,118,264	1,454,041
Small Company Value Portfolio	4,097,221	1,568,266
Managed Portfolio	2,921,712	1,574,106
International Growth Portfolio	1,025,973	579,423
High Yield Bond Portfolio	1,008,279	493,758
Growth Portfolio	6,938,721	3,263,384
Growth and Income Portfolio	3,020,039	1,424,132
Small Company Growth Portfolio	2,158,658	1,090,963
Equity Income Portfolio	805,826	351,474
Capital Appreciation Portfolio	1,538,212	843,140
Multi-Cap Growth Portfolio	2,393,509	1,283,833
Balanced Portfolio	403,746	152,374
Emerging Countries Portfolio	58,929	37,975
Worldwide Growth Portfolio	81,137	22,189
Mid-Cap Growth Portfolio	267,751	56,211
Total Return Portfolio	218,384	12,517

Dreyfus

Dreyfus Stock Index Fund	3,063,140	1,199,935
Dreyfus Socially Responsible Growth Fund, Inc.	406,578	220,505

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	1,753,408	663,844
VIP II Contrafund Portfolio	1,777,410	789,073
VIP III Growth Opportunities Portfolio	365,062	219,120

Janus Aspen Series

Aggressive Growth Portfolio	2,320,307	923,706
Balanced Portfolio	1,564,354	584,499
Capital Appreciation Portfolio	1,352,802	806,982
Worldwide Growth Portfolio	2,469,903	993,712

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

The Alger American Funds

Mid-Cap Growth Portfolio	131,445	11,470

Lord Abbett Series Fund

Growth and Income Portfolio	175,313	5,830
Mid-Cap Value Portfolio	292,672	7,424

The Universal Institutional Funds, Inc.
US Real Estate Portfolio	223,717	15,504

PIMCO Variable Insurance Trust

Global Bond Portfolio	433,001	51,350
Real Return Bond Portfolio	594,925	37,086

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	147,956	$12.69	$1,878	3.68%		0.35%		8.93%
Long Term Bond Subaccount	272,785	12.73	3,472	4.20		0.35		13.66
Government Securities Subaccount	241,339	12.37	2,984	2.72		0.35		6.27
Money Market Subaccount	650,363	11.58	7,531	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	1,107,623	6.27	6,945	0.00		0.35		(29.63)
Small Company Value Subaccount	828,456	12.55	10,397	0.39		0.35		(9.58)
Managed Subaccount	1,095,521	7.78	8,520	0.96		0.35		(21.41)
International Growth Subaccount	366,129	6.99	2,560	0.68		0.35		(19.75)
High Yield Bond Subaccount	255,620	10.74	2,744	8.66		0.35		1.23
Growth Subaccount	2,441,538	7.85	19,169	0.40		0.35		(23.56)
Growth and Income Subaccount	929,986	7.84	7,294	1.22		0.35		(26.25)
Small Company Growth Subaccount	416,895	11.82	4,926	0.00		0.35		(24.23)
Equity Income Subaccount	255,927	8.65	2,214	1.27		0.35		(15.03)
Capital Appreciation Subaccount	433,997	9.69	4,207	0.00		0.35		(17.18)
Multi-Cap Growth Subaccount	993,482	5.06	5,026	0.00		0.35		(34.88)
Balanced Subaccount	86,239	8.69	749	2.16		0.35		(11.15)
Emerging Countries Subaccount	16,326	7.88	129	0.21		0.35		(16.97)
Worldwide Growth Subaccount	15,617	6.68	104	0.00		0.35		(24.94)
Mid-Cap Growth Subaccount	64,830	5.22	338	0.00		0.35		(31.23)
Total Return Subaccount (1)	20,184	10.59	214	3.39	(^)	0.35	(^)	5.90

Dreyfus

Dreyfus Stock Index Subaccount	970,710	6.59	6,396	1.40		0.35		(22.65)
Dreyfus Socially Responsible Growth Subaccount	138,847	5.35	742	0.24		0.35		(29.14)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	599,095	5.77	3,456	0.13		0.35		(30.40)
VIP II Contrafund Subaccount	499,846	8.35	4,175	0.64		0.35		(9.73)
VIP III Growth Opportunities Subaccount	155,326	5.55	861	0.86		0.35		(22.16)

Janus Aspen Series

Aggressive Growth Subaccount	1,147,470	4.11	4,710	0.00		0.35		(28.15)
Balanced Subaccount	412,432	9.17	3,784	2.64		0.35		(6.81)
Capital Appreciation Subaccount	483,765	7.05	3,409	0.59		0.35		(15.97)
Worldwide Growth Subaccount	774,371	6.32	4,897	0.99		0.35		(25.82)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American

MidCap Growth Subaccount (2)	13,796	$7.66	$106	0.00	%(^)	0.35	%(^)	(23.40)%

Lord Abbett Series Fund

Growth and Income Subaccount (2)	19,938	8.46	169	1.98	(^)	0.35	(^)	(15.40)
Mid Cap Value Subaccount (3)	32,852	8.61	283	1.77	(^)	0.35	(^)	(13.90)

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (2)	22,105	9.14	202	9.10	(^)	0.35	(^)	(8.60)

PIMCO Variable Insurance Trust

Global Bond Subaccount (2)	35,103	11.55	405	2.69	(^)	0.35	(^)	15.50
Real Return Subaccount (1)	51,459	11.25	579	3.99	(^)	0.35	(^)	12.50

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 8, 2002 (commencement of operations) through December 31, 2002
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002
(3)	For the period May 2, 2002 (commencement of operations) through December 31, 2002

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	119,810	$11.65	$1,396	4.26%		0.35%		8.17%
Long Term Bond Subaccount	209,209	11.20	2,343	3.73		0.35		5.96
Government Securities Subaccount	146,574	11.64	1,707	3.44		0.35		6.20
Money Market Subaccount	649,426	11.45	7,435	3.41		0.35		3.43

Enterprise Accumulation Trust

Equity Subaccount	887,133	8.91	7,909	0.00		0.35		(19.15)
Small Company Value Subaccount	641,682	13.88	8,905	0.27		0.35		4.91
Managed Subaccount	941,722	9.90	9,327	2.25		0.35		(11.53)
International Growth Subaccount	309,095	8.71	2,693	0.73		0.35		(28.08)
High Yield Bond Subaccount	206,143	10.61	2,188	8.84		0.35		5.47
Growth Subaccount	2,036,137	10.27	20,907	0.48		0.35		(12.89)
Growth and Income Subaccount	758,620	10.63	8,064	0.93		0.35		(12.15)
Small Company Growth Subaccount	338,648	15.60	5,285	0.00		0.35		(4.18)
Equity Income Subaccount	208,347	10.18	2,122	1.15		0.35		(11.09)
Capital Appreciation Subaccount	371,317	11.70	4,345	0.67		0.35		(19.42)
Multi-Cap Growth Subaccount	818,793	7.77	6,361	0.00		0.35		(17.25)
Balanced Subaccount	59,101	9.78	578	1.85		0.35		(4.21)
Emerging Countries Subaccount (2)	14,433	9.49	137	0.00	(^)	0.35	(^)	(5.10)
Worldwide Growth Subaccount (1)	8,149	8.90	73	0.00	(^)	0.35	(^)	(11.00)
Mid-Cap Growth Subaccount (3)	31,935	7.59	242	0.00	(^)	0.35	(^)	(24.10)

Dreyfus

Dreyfus Stock Index Subaccount	726,355	8.52	6,187	1.23		0.35		(12.44)
Dreyfus Socially Responsible Growth Subaccount	110,913	7.55	837	0.08		0.35		(22.88)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	447,940	8.29	3,715	0.00		0.35		(18.08)
VIP II Contrafund Subaccount	389,954	9.25	3,609	0.51		0.35		(12.74)
VIP III Growth Opportunities Subaccount	132,217	7.13	942	0.19		0.35		(14.71)

Janus Aspen Series

Aggressive Growth Subaccount	850,465	5.72	4,862	0.00		0.35		(39.66)
Balanced Subaccount	308,589	9.84	3,037	3.22		0.35		(5.02)
Capital Appreciation Subaccount	414,025	8.39	3,472	1.38		0.35		(21.95)
Worldwide Growth Subaccount	573,563	8.52	4,886	0.58		0.35		(22.76)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 3, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period May 24, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 21, 2001 (commencement of operations) through December 31, 2001.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Custom Estate Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Estate Master’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount
ASSETS
Shares held in respective Funds	32,492	32,580	28,520	1,187,380

Investments at cost	$365,756	$420,722	$322,940	$1,187,380

Investments in respective Funds, at net asset value	$384,385	$473,388	$337,112	$1,187,380
Amount due from MONY America	0	0	0	0
Amount due from respective Funds	24	0	0	0

Total assets	384,409	473,388	337,112	1,187,380

LIABILITIES
Amount due to MONY America	141	140	98	354
Amount due to respective Funds	0	0	0	0

Total liabilities	141	140	98	354

Net assets	$384,268	$473,248	$337,014	$1,187,026

Net assets consist of:
Contractholders’ net payments	$325,055	$381,460	$303,467	$1,111,844
Undistributed net investment income	32,179	42,086	16,097	75,182
Accumulated net realized gain (loss) on investments	8,405	(2,964)	3,278	0
Net unrealized appreciation (depreciation) of investments	18,629	52,666	14,172	0

Net assets	$384,268	$473,248	$337,014	$1,187,026

Number of units outstanding*	30,069	36,149	27,158	102,684

Net asset value per unit outstanding*	$12.78	$13.09	$12.41	$11.56

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount

62,285	60,438	84,304	76,152	114,122	724,560	300,667	102,819

$1,136,002	$1,223,996	$1,733,739	$362,303	$509,233	$3,807,031	$1,690,264	$783,423

$762,376	$1,037,117	$1,288,164	$263,486	$461,054	$2,883,748	$1,187,634	$614,859
0	0	0	2,681	0	6,040	1,787	3,376
23	0	26	0	0	52	0	0

762,399	1,037,117	1,288,190	266,167	461,054	2,889,840	1,189,421	618,235

267	321	424	81	140	957	368	186
0	0	0	2,681	0	6,040	1,787	3,376

267	321	424	2,762	140	6,997	2,155	3,562

$762,132	$1,036,796	$1,287,766	$263,405	$460,914	$2,882,843	$1,187,266	$614,673

$1,167,911	$1,070,015	$1,694,886	$615,736	$446,635	$3,988,921	$1,698,942	$759,834
233,178	308,025	507,545	113,380	76,377	18,102	16,492	19,234
(265,331)	(154,365)	(469,090)	(366,894)	(13,919)	(200,897)	(25,538)	4,169
(373,626)	(186,879)	(445,575)	(98,817)	(48,179)	(923,283)	(502,630)	(168,564)

$762,132	$1,036,796	$1,287,766	$263,405	$460,914	$2,882,843	$1,187,266	$614,673

122,785	87,482	167,850	40,098	43,159	377,484	153,750	53,474

$6.21	$11.85	$7.67	$6.57	$10.68	$7.64	$7.72	$11.50

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Estate Master
	Enterprise Accumulation Trust

	Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount
ASSETS
Shares held in respective Funds	165,248	123,059	89,554	46,922

Investments at cost	$847,075	$748,987	$746,113	$226,648

Investments in respective Funds, at net asset value	$697,347	$582,071	$493,442	$198,949
Amount due from MONY America	1,787	0	14,320	0
Amount due from respective Funds	18	0	23	0

Total assets	699,152	582,071	507,785	198,949

LIABILITIES
Amount due to MONY America	232	180	169	60
Amount due to respective Funds	1,787	0	14,320	0

Total liabilities	2,019	180	14,489	60

Net assets	$697,133	$581,891	$493,296	$198,889

Net assets consist of:
Contractholders’ net payments	$868,558	$753,256	$905,954	$224,679
Undistributed net investment income (loss)	11,437	12,449	(3,929)	5,565
Accumulated net realized gain (loss) on investments	(33,134)	(16,898)	(156,058)	(3,656)
Net unrealized appreciation (depreciation) of investments	(149,728)	(166,916)	(252,671)	(27,699)

Net assets	$697,133	$581,891	$493,296	$198,889

Number of units outstanding*	82,263	65,144	103,758	22,902

Net asset value per unit outstanding*	$8.47	$8.93	$4.76	$8.68

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust						Fidelity Variable Insurance Products Funds
Mid-Cap Growth Subaccount	World Wide Growth Subaccount	Emerging Countries Subaccount	Total Return Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount

5,193	86	456	4,019	36,496	2,150	14,695	17,543	4,942

$34,607	$740	$4,027	$40,235	$1,072,347	$54,425	$492,407	$358,189	$70,905

$27,523	$581	$3,605	$40,955	$820,068	$40,644	$342,990	$316,472	$57,816
0	0	0	0	0	0	3,368	3,368	0
0	0	0	0	16	0	22	18	0

27,523	581	3,605	40,955	820,084	40,644	346,380	319,858	57,816

9	1	1	12	273	11	130	114	18
0	0	0	0	0	0	3,368	3,368	0

9	1	1	12	273	11	3,498	3,482	18

$27,514	$580	$3,604	$40,943	$819,811	$40,633	$342,882	$316,376	$57,798

$35,017	$755	$4,094	$39,101	$1,117,116	$61,595	$531,621	$379,923	$79,687
(152)	(3)	(1)	1,108	24,420	(48)	33,884	8,805	745
(267)	(13)	(67)	14	(69,446)	(7,133)	(73,206)	(30,635)	(9,545)
(7,084)	(159)	(422)	720	(252,279)	(13,781)	(149,417)	(41,717)	(13,089)

$27,514	$580	$3,604	$40,943	$819,811	$40,633	$342,882	$316,376	$57,798

4,410	77	436	3,873	125,137	7,887	60,954	40,733	10,220

$6.24	$7.59	$8.27	$10.57	$6.55	$5.15	$5.63	$7.77	$5.66

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Estate Master
	Janus Aspen Series
	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount
ASSETS
Shares held in respective Funds	20,079	23,168	21,675	23,536

Investments at cost	$583,568	$517,733	$508,997	$701,426

Investments in respective Funds, at net asset value	$318,046	$477,025	$376,489	$495,438
Amount due from MONY America	0	0	0	0
Amount due from respective Funds	0	20	0	23

Total assets	318,046	477,045	376,489	495,461

LIABILITIES
Amount due to MONY America	96	166	116	173
Amount due to respective Funds	0	0	0	0

Total liabilities	96	166	116	173

Net assets	$317,950	$476,879	$376,373	$495,288

Net assets consist of:
Contractholders’ net payments	$783,295	$509,851	$582,311	$788,964
Undistributed net investment income (loss)	18,996	24,133	6,429	15,619
Accumulated net realized gain (loss) on investments	(218,819)	(16,397)	(79,859)	(103,307)
Net unrealized appreciation (depreciation) of investments	(265,522)	(40,708)	(132,508)	(205,988)

Net assets	$317,950	$476,879	$376,373	$495,288

Number of units outstanding*	93,463	52,935	56,385	88,956

Net asset value per unit outstanding*	$3.40	$9.01	$6.68	$5.57

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Alger American Fund	Lord Abbett Series Fund		PIMCO Variable Insurance Trust		The Universal Institutional Funds, Inc.
MidCap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	Global Bond Subaccount	Real Return Bond Subaccount	U.S. Real Estate Subaccount	Total

568	1,459	3,150	1,331	13,108	1,324

$7,351	$27,870	$43,796	$14,826	$151,160	$15,963	$20,812,184

$7,066	$27,474	$43,654	$15,558	$155,984	$14,996	$16,434,896
0	0	0	0	0	0	36,727
0	0	0	0	0	0	265

7,066	27,474	43,654	15,558	155,984	14,996	16,471,888

2	8	13	4	46	4	5,315
0	0	0	0	0	0	36,727

2	8	13	4	46	4	42,042

$7,064	$27,466	$43,641	$15,554	$155,938	$14,992	$16,429,846

$7,405	$27,868	$43,726	$14,626	$148,814	$15,278	$21,488,200
(11)	124	183	184	2,197	729	1,620,740
(45)	(130)	(126)	12	103	(48)	(2,301,806)
(285)	(396)	(142)	732	4,824	(967)	(4,377,288)

$7,064	$27,466	$43,641	$15,554	$155,938	$14,992	$16,429,846

892	3,229	5,072	1,421	14,071	1,656

$7.91	$8.51	$8.61	$10.95	$11.08	$9.06

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount
Dividend income	$13,336	$16,251	$8,122	$16,838
Distribution from net realized gains	0	0	0	0
Mortality and expense risk charges .	(1,260)	(1,408)	(964)	(3,958)

Net investment income (loss)	12,076	14,843	7,158	12,880

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	14,456	2,977	2,957	0
Net change in unrealized appreciation (depreciation) of investments	6,968	37,885	6,869	0

Net realized and unrealized gain (loss) on investments	21,424	40,862	9,826	0

Net increase (decrease) in net assets resulting from operations	$33,500	$55,705	$16,984	$12,880

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount
$0	$3,965	$12,548	$1,834	$36,743	$12,138	$15,159	$0
0	29,962	0	0	0	0	0	0
(2,621)	(3,641)	(4,508)	(928)	(1,484)	(10,291)	(4,535)	(2,312)

(2,621)	30,286	8,040	906	35,259	1,847	10,624	(2,312)

(70,971)	(92,749)	(60,998)	(18,609)	(6,390)	(120,717)	(61,950)	(27,747)
(181,351)	(41,351)	(260,439)	(43,803)	(25,036)	(672,424)	(353,754)	(162,458)

(252,322)	(134,100)	(321,437)	(62,412)	(31,426)	(793,141)	(415,704)	(190,205)

$(254,943)	$(103,814)	$(313,397)	$(61,506)	$3,833	$(791,294)	$(405,080)	$(192,517)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
Dividend income	$9,142	$0	$0	$3,846
Distribution from net realized gains	0	0	0	0
Mortality and expense risk charges	(2,662)	(1,894)	(1,790)	(641)

Net investment income (loss)	6,480	(1,894)	(1,790)	3,205

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(31,088)	(17,153)	(41,431)	(1,792)
Net change in unrealized appreciation (depreciation) of investments	(108,859)	(84,095)	(179,634)	(23,693)

Net realized and unrealized gain (loss) on investments	(139,947)	(101,248)	(221,065)	(25,485)

Net increase (decrease) in net assets resulting from operations	$(133,467)	$(103,142)	$(222,855)	$(22,280)

**	Commencement of operations.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust						Fidelity Variable Insurance Products Funds
Mid-Cap Growth Subaccount	World Wide Growth Subaccount	Emerging Countries Subaccount	Total Return Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount
For the year ended December 31, 2002	For the period January 7, 2002** through December 31, 2002	For the period January 7, 2002** through December 31, 2002	For the period June 28, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
$0	$0	$6	$529	$12,086	$108	$538	$2,271	$540
0	0	0	635	0	0	0	0	0
(116)	(3)	(7)	(56)	(2,988)	(137)	(1,367)	(1,148)	(223)

(116)	(3)	(1)	1,108	9,098	(29)	(829)	1,123	317

(194)	(13)	(67)	14	(45,674)	(5,932)	(39,155)	(8,559)	(1,969)
(12,426)	(159)	(422)	720	(191,996)	(7,597)	(106,518)	(27,648)	(14,970)

(12,620)	(172)	(489)	734	(237,670)	(13,529)	(145,673)	(36,207)	(16,939)

$(12,736)	$(175)	$(490)	$1,842	$(228,572)	$(13,558)	$(146,502)	$(35,084)	$(16,622)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master

	Janus Aspen Series
	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002
Dividend income	$0	$11,347	$2,355	$5,135
Distribution from net realized gains	0	0	0	0
Mortality and expense risk charges .	(1,103)	(1,513)	(1,359)	(1,892)

Net investment income (loss)	(1,103)	9,834	996	3,243

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(95,349)	(8,324)	(33,480)	(31,102)
Net change in unrealized appreciation (depreciation) of investments	(9,043)	(30,615)	(36,331)	(135,588)

Net realized and unrealized gain (loss) on investments	(104,392)	(38,939)	(69,811)	(166,690)

Net increase (decrease) in net assets resulting from operations	$(105,495)	$(29,105)	$(68,815)	$(163,447)

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Alger American Fund	Lord Abbett Series Fund		PIMCO Variable Insurance Trust		The Universal Institutional Funds, Inc.
MidCap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	Global Bond Subaccount	Real Return Bond Subaccount	U.S. Real Estate Subaccount
For the period June 3, 2002** through December 31, 2002	For the period June 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period June 24, 2002** through December 31, 2002	For the period June 3, 2002** through December 31, 2002	For the period June 24, 2002** through December 31, 2002	TOTAL
$0	$159	$243	$144	$2,088	$474	$187,945
0	4	0	59	296	274	31,230
(11)	(39)	(60)	(19)	(187)	(19)	(57,144)

(11)	124	183	184	2,197	729	162,031

(45)	(130)	(126)	12	103	(48)	(801,243)
(285)	(396)	(142)	732	4,824	(967)	(2,654,002)

(330)	(526)	(268)	744	4,927	(1,015)	(3,455,245)

$(341)	$(402)	$(85)	$928	$7,124	$(286)	$(3,293,214)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$12,076	$8,519	$14,843	$11,429	$7,158	$5,174
Net realized gain (loss) on investments	14,456	837	2,977	2,995	2,957	944
Net change in unrealized appreciation (depreciation) of investments	6,968	6,591	37,885	1,315	6,869	2,787

Net increase (decrease) in net assets resulting from operations	33,500	15,947	55,705	15,739	16,984	8,905

From unit transactions:
Net proceeds from the issuance of units	285,487	121,623	158,204	110,478	161,980	129,023
Net asset value of units redeemed or used to meet contract obligations	(209,541)	(14,261)	(61,702)	(16,761)	(65,434)	(20,232)

Net increase from unit transactions	75,946	107,362	96,502	93,717	96,546	108,791

Net increase (decrease) in net assets	109,446	123,309	152,207	109,456	113,530	117,696
Net assets beginning of year	274,822	151,513	321,041	211,585	223,484	105,788

Net assets end of year*	$384,268	$274,822	$473,248	$321,041	$337,014	$223,484

Unit transactions:
Units outstanding beginning of year	23,432	13,970	27,875	19,459	19,126	9,616
Units issued during the year	24,048	10,713	13,666	9,902	13,640	11,337
Units redeemed during the year	(17,411)	(1,251)	(5,392)	(1,486)	(5,608)	(1,827)

Units outstanding end of year	30,069	23,432	36,149	27,875	27,158	19,126

* Includes undistributed net investment income of:	$32,179	$20,103	$42,086	$27,243	$16,097	$8,939

See notes to financial statements.

MONY Custom Estate Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$12,880	$29,075	$(2,621)	$110,755	$30,286	$191,641	$8,040	$89,061
0	0	(70,971)	(164,469)	(92,749)	(64,006)	(60,998)	(267,690)

0	0	(181,351)	(57,907)	(41,351)	(91,442)	(260,439)	33,588

12,880	29,075	(254,943)	(111,621)	(103,814)	36,193	(313,397)	(145,041)

678,331	728,578	359,563	477,191	331,060	604,594	481,836	570,513

(566,758)	(382,491)	(95,350)	(136,325)	(129,301)	(193,947)	(187,365)	(240,942)

111,573	346,087	264,213	340,866	201,759	410,647	294,471	329,571

124,453	375,162	9,270	229,245	97,945	446,840	(18,926)	184,530
1,062,573	687,411	752,862	523,617	938,851	492,011	1,306,692	1,122,162

$1,187,026	$1,062,573	$762,132	$752,862	$1,036,796	$938,851	$1,287,766	$1,306,692

92,971	62,215	85,310	47,999	71,640	39,371	133,735	101,675
60,535	65,264	53,805	52,960	26,300	47,584	58,650	55,862
(50,822)	(34,508)	(16,330)	(15,649)	(10,458)	(15,315)	(24,535)	(23,802)

102,684	92,971	122,785	85,310	87,482	71,640	167,850	133,735

$75,182	$62,302	$233,178	$235,799	$308,025	$277,739	$507,545	$499,505

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$906	$25,464	$35,259	$25,738	$1,847	$3,715
Net realized gain (loss) on investments	(18,609)	(354,826)	(6,390)	(4,099)	(120,717)	(141,952)
Net change in unrealized appreciation (depreciation) of investments	(43,803)	126,672	(25,036)	(8,004)	(672,424)	(193,933)

Net increase (decrease) in net assets resulting from operations	(61,506)	(202,690)	3,833	13,635	(791,294)	(332,170)

From unit transactions:
Net proceeds from the issuance of units	115,064	213,313	145,473	136,219	1,140,490	1,370,112
Net asset value of units redeemed or used to meet contract obligations	(44,788)	(680,712)	(43,130)	(17,790)	(397,988)	(484,138)

Net increase (decrease) from unit transactions	70,276	(467,399)	102,343	118,429	742,502	885,974

Net increase (decrease) in net assets	8,770	(670,089)	106,176	132,064	(48,792)	553,804
Net assets beginning of year	254,635	924,724	354,738	222,674	2,931,635	2,377,831

Net assets end of year*	$263,405	$254,635	$460,914	$354,738	$2,882,843	$2,931,635

Unit transactions:
Units outstanding beginning of year	31,108	81,241	33,604	22,259	293,534	207,436
Units issued during the year	15,328	22,797	13,952	13,038	131,041	135,123
Units redeemed during the year	(6,338)	(72,930)	(4,397)	(1,693)	(47,091)	(49,025)

Units outstanding end of year	40,098	31,108	43,159	33,604	377,484	293,534

* Includes undistributed net investment income of:	$113,380	$112,474	$76,377	$41,118	$18,102	$16,255

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Small Company Growth Subaccount		Equity Income Subaccount		Capital Appreciation Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$10,624	$6,763	$(2,312)	$19,855	$6,480	$4,595	$(1,894)	$1,282
(61,950)	227	(27,747)	(20,677)	(31,088)	(1,169)	(17,153)	(24,186)

(353,754)	(155,378)	(162,458)	(215)	(108,859)	(78,549)	(84,095)	(53,406)

(405,080)	(148,388)	(192,517)	(1,037)	(133,467)	(75,123)	(103,142)	(76,310)

421,501	615,720	207,364	308,148	236,290	294,056	309,520	228,751

(212,204)	(96,462)	(109,816)	(101,786)	(152,643)	(56,682)	(70,314)	(47,772)

209,297	519,258	97,548	206,362	83,647	237,374	239,206	180,979

(195,783)	370,870	(94,969)	205,325	(49,820)	162,251	136,064	104,669
1,383,049	1,012,179	709,642	504,317	746,953	584,702	445,827	341,158

$1,187,266	$1,383,049	$614,673	$709,642	$697,133	$746,953	$581,891	$445,827

132,155	84,930	46,743	31,839	74,868	52,118	41,343	25,495
47,181	56,373	16,404	22,289	26,124	28,315	30,956	20,123
(25,586)	(9,148)	(9,673)	(7,385)	(18,729)	(5,565)	(7,155)	(4,275)

153,750	132,155	53,474	46,743	82,263	74,868	65,144	41,343

$16,492	$5,868	$19,234	$21,546	$11,437	$4,957	$12,449	$14,343

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount		Balanced Subaccount		Mid-Cap Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period July 20, 2001** through December 31, 2001
From operations:
Net investment income (loss)	$(1,790)	$(1,543)	$3,205	$1,779	$(116)	$(36)
Net realized gain (loss) on investments	(41,431)	(93,030)	(1,792)	(1,842)	(194)	(73)
Net change in unrealized appreciation (depreciation) of investments	(179,634)	14,384	(23,693)	(5,234)	(12,426)	5,342

Net increase (decrease) in net assets resulting from operations	(222,855)	(80,189)	(22,280)	(5,297)	(12,736)	5,233

From unit transactions:
Net proceeds from the issuance of units	270,147	367,911	86,838	51,991	3,812	32,847
Net asset value of units redeemed or used to meet contract obligations	(91,251)	(120,804)	(20,918)	(23,593)	(1,180)	(462)

Net increase from unit transactions	178,896	247,107	65,920	28,398	2,632	32,385

Net increase (decrease) in net assets	(43,959)	166,918	43,640	23,101	(10,104)	37,618
Net assets beginning of period	537,255	370,337	155,249	132,148	37,618	0

Net assets end of period*	$493,296	$537,255	$198,889	$155,249	$27,514	$37,618

Unit transactions:
Units outstanding beginning of period	73,588	41,974	15,884	12,953	4,146	0
Units issued during the period	45,559	48,280	9,245	5,419	425	4,199
Units redeemed during the period	(15,389)	(16,666)	(2,227)	(2,488)	(161)	(53)

Units outstanding end of period	103,758	73,588	22,902	15,884	4,410	4,146

* Includes undistributed net investment income (loss) of:	$(3,929)	$(2,139)	$5,565	$2,360	$(152)	$(36)

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
World Wide Growth Subaccount	Emerging Countries Subaccount	Total Return Subaccount	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount
For the period January 7, 2002** through December 31, 2002	For the period January 7, 2002** through December 31, 2002	For the period June 28, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(3)	$(1)	$1,108	$9,098	$8,858	$(29)	$(79)
(13)	(67)	14	(45,674)	(32,068)	(5,932)	(1,308)

(159)	(422)	720	(191,996)	(31,793)	(7,597)	(5,344)

(175)	(490)	1,842	(228,572)	(55,003)	(13,558)	(6,731)

864	4,563	40,070	376,362	637,921	27,870	37,499

(109)	(469)	(969)	(142,753)	(71,878)	(15,785)	(3,607)

755	4,094	39,101	233,609	566,043	12,085	33,892

580	3,604	40,943	5,037	511,040	(1,473)	27,161
0	0	0	814,774	303,734	42,106	14,945

$580	$3,604	$40,943	$819,811	$814,774	$40,633	$42,106

0	0	0	96,211	31,383	5,786	1,584
89	486	3,968	51,389	73,554	4,738	4,668
(12)	(50)	(95)	(22,463)	(8,726)	(2,637)	(466)

77	436	3,873	125,137	96,211	7,887	5,786

$(3)	$(1)	$1,108	$24,420	$15,322	$(48)	$(19)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$(829)	$15,414	$1,123	$3,212	$317	$(60)
Net realized loss on investments	(39,155)	(30,853)	(8,559)	(17,022)	(1,969)	(6,442)
Net change in unrealized appreciation (depreciation) of investments	(106,518)	(18,673)	(27,648)	(8,806)	(14,970)	5,294

Net decrease in net assets resulting from operations	(146,502)	(34,112)	(35,084)	(22,616)	(16,622)	(1,208)

From unit transactions:
Net proceeds from the issuance of units	124,028	342,423	87,905	265,021	18,983	51,855
Net asset value of units redeemed or used to meet contract obligations	(79,525)	(53,307)	(66,811)	(21,761)	(8,585)	(10,251)

Net increase from unit transactions	44,503	289,116	21,094	243,260	10,398	41,604

Net increase (decrease) in net assets	(101,999)	255,004	(13,990)	220,644	(6,224)	40,396
Net assets beginning of year	444,881	189,877	330,366	109,722	64,022	23,626

Net assets end of year*	$342,882	$444,881	$316,376	$330,366	$57,798	$64,022

Unit transactions:
Units outstanding beginning of year	55,001	19,242	38,388	11,133	8,809	2,771
Units issued during the year	19,224	41,783	10,419	29,923	2,821	7,412
Units redeemed during the year	(13,271)	(6,024)	(8,074)	(2,668)	(1,410)	(1,374)

Units outstanding end of year	60,954	55,001	40,733	38,388	10,220	8,809

* Includes undistributed net investment income of:	$33,884	$34,713	$8,805	$7,682	$745	$428

See notes to financial statements.

MONY Custom Estate Master
Janus Aspen Series
Aggressive Growth Subaccount		Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(1,103)	$(1,142)	$9,834	$8,586	$996	$3,223	$3,243	$1,178
(95,349)	(100,713)	(8,324)	(6,198)	(33,480)	(45,829)	(31,102)	(69,838)

(9,043)	(75,020)	(30,615)	(4,767)	(36,331)	(31,935)	(135,588)	(18,603)

(105,495)	(176,875)	(29,105)	(2,379)	(68,815)	(74,541)	(163,447)	(87,263)

172,344	194,015	209,787	323,230	173,730	201,217	159,136	486,821

(72,929)	(64,202)	(84,783)	(14,717)	(83,814)	(38,931)	(86,274)	(87,606)

99,415	129,813	125,004	308,513	89,916	162,286	72,862	399,215

(6,080)	(47,062)	95,899	306,134	21,101	87,745	(90,585)	311,952
324,030	371,092	380,980	74,846	355,272	267,527	585,873	273,921

$317,950	$324,030	$476,879	$380,980	$376,373	$355,272	$495,288	$585,873

68,394	47,236	39,425	7,358	44,723	26,280	78,108	28,219
45,079	33,593	22,988	33,657	23,732	23,175	25,608	60,958
(20,010)	(12,435)	(9,478)	(1,590)	(12,070)	(4,732)	(14,760)	(11,069)

93,463	68,394	52,935	39,425	56,385	44,723	88,956	78,108

$18,996	$20,099	$24,133	$14,299	$6,429	$5,433	$15,619	$12,376

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master

	Alger American Fund	Lord Abbett Series Fund
	MidCap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period June 3, 2002** through December 31, 2002	For the period June 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(11)	$124	$183
Net realized gain (loss) on investments	(45)	(130)	(126)
Net change in unrealized appreciation (depreciation) of investments	(285)	(396)	(142)

Net increase (decrease) in net assets resulting from operations	(341)	(402)	(85)

From unit transactions:
Net proceeds from the issuance of units	7,617	28,611	44,493
Net asset value of units redeemed or used to meet contract obligations	(212)	(743)	(767)

Net increase from unit transactions	7,405	27,868	43,726

Net increase in net assets	7,064	27,466	43,641
Net assets beginning of period	0	0	0

Net assets end of period*	$7,064	$27,466	$43,641

Unit transactions:
Units outstanding beginning of period	0	0	0
Units issued during the period	918	3,317	5,162
Units redeemed during the period	(26)	(88)	(90)

Units outstanding end of period	892	3,229	5,072

* Includes undistributed net investment income (loss) of:	$(11)	$124	$183

See notes to financial statements.

MONY Custom Estate Master

PIMCO Variable Insurance Trust		The Universal Institutional Funds, Inc.
Global Bond Subaccount	Real Return Bond Subaccount	U.S. Real Estate Subaccount	Total
For the period June 24, 2002** through December 31, 2002	For the period June 3, 2002** through December 31, 2002	For the period June 24, 2002** through December 31, 2002	2002	2001

$184	$2,197	$729	$162,031	$572,456
12	103	(48)	(801,243)	(1,443,287)
732	4,824	(967)	(2,654,002)	(643,036)

928	7,124	(286)	(3,293,214)	(1,513,867)

14,978	151,098	15,683	7,051,082	8,901,070
(352)	(2,284)	(405)	(3,107,252)	(3,001,420)

14,626	148,814	15,278	3,943,830	5,899,650

15,554	155,938	14,992	650,616	4,385,783
0	0	0	15,779,230	11,393,447

$15,554	$155,938	$14,992	$16,429,846	$15,779,230

0	0	0
1,455	14,287	1,701
(34)	(216)	(45)

1,421	14,071	1,656

$184	$2,197	$729	$1,620,740	$1,458,709

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life and Survivorship Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

There are thirty-five MONY Custom Estate Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Alger American Fund, Lord Abbett Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. (collectively, the “Funds”). The subaccounts of MONY Custom Estate Master commenced operations in 1999 through 2002. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2.  Significant Accounting Policies: (continued)

gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amounts deducted for the MONY Custom Estate Master subaccounts for the period ended December 31, 2002 aggregated $1,673,395.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY America received $5,504 in aggregate from certain Funds in connection with the MONY Custom Estate Master subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2002 were as follows:

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	$369,568	$294,813
Long Term Bond Portfolio	156,735	61,556
Government Securities Portfolio	161,228	65,587
Money Market Portfolio	646,863	539,076

Enterprise Accumulation Trust

Equity Portfolio	355,161	93,455
Small Company Value Portfolio	516,810	318,528
Managed Portfolio	452,432	162,293
International Growth Portfolio	110,470	41,084
High Yield Bond Portfolio	143,340	42,402
Growth Portfolio	1,246,015	513,402
Growth and Income Portfolio	389,630	184,735
Small Company Growth Portfolio	199,913	104,610
Equity Income Portfolio	233,538	152,465
Capital Appreciation Portfolio	289,393	51,976
Multi-Cap Growth Portfolio	247,784	70,623
Balanced Portfolio	83,563	18,250
Mid-Cap Growth Portfolio	3,813	1,294
World Wide Growth Portfolio	864	111
Emerging Countries Portfolio	4,531	443
Total Return Portfolio	40,017	960

Dreyfus

Dreyfus Stock Index Fund	371,977	141,234
Dreyfus Socially Responsible Growth Fund, Inc.	27,692	15,741

FidelityVariable Insurance Products Funds

VIP Growth Portfolio	118,148	74,980
VIP II Contrafund Portfolio	80,527	60,539
VIP III Growth Opportunities Portfolio	25,240	15,058

Janus Aspen Series

Aggressive Growth Portfolio	161,242	62,888
Balanced Portfolio	207,457	83,886
Capital Appreciation Portfolio	161,605	72,991
Worldwide Growth Portfolio	141,285	70,263

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Alger American Fund

MidCap Growth Portfolio	$7,616	$220

Lord Abbett Series Fund

Growth and Income Portfolio	28,573	736
Mid-Cap Value Portfolio	44,451	772

PIMCO Variable Insurance Trust

Global Bond Portfolio	14,965	354
Real Return Bond Portfolio	150,577	1,904

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio	15,657	394

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	30,069	$12.78	$384	3.70%		0.35%		8.95%
Long Term Bond Subaccount	36,149	13.09	473	4.04		0.35		13.63
Government Securities Subaccount	27,158	12.41	337	2.95		0.35		6.25
Money Market Subaccount	102,684	11.56	1,187	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	122,785	6.21	762	0.00		0.35		(29.67)
Small Company Value Subaccount	87,482	11.85	1,037	0.38		0.35		(9.61)
Managed Subaccount	167,850	7.67	1,288	0.97		0.35		(21.49)
International Growth Subaccount	40,098	6.57	263	0.69		0.35		(19.78)
High Yield Bond Subaccount	43,159	10.68	461	8.67		0.35		1.14
Growth Subaccount	377,484	7.64	2,883	0.41		0.35		(23.52)
Growth and Income Subaccount	153,750	7.72	1,187	1.17		0.35		(26.27)
Small Company Growth Subaccount	53,474	11.50	615	0.00		0.35		(24.24)
Equity Income Subaccount	82,263	8.47	697	1.20		0.35		(15.13)
Capital Appreciation Subaccount	65,144	8.93	582	0.00		0.35		(17.16)
Multi-Cap Growth Subaccount	103,758	4.76	493	0.00		0.35		(34.79)
Balanced Subaccount	22,902	8.68	199	2.10		0.35		(11.16)
Mid-Cap Growth Subaccount	4,410	6.24	28	0.00		0.35		(31.20)

World Wide Growth Subaccount (1)	77	7.59	0	0.00		0.35	(^)	(24.10)

Emerging Countries Subaccount (1)	436	8.27	4	0.30	(^)	0.35	(^)	(17.30)

Total Return Subaccount (2)	3,873	10.57	41	3.31	(^)	0.35	(^)	5.70

Dreyfus

Dreyfus Stock Index Subaccount	125,137	6.55	820	1.42		0.35		(22.67)
Dreyfus Socially Responsible Growth Subaccount	7,887	5.15	41	0.28		0.35		(29.26)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	60,954	5.63	343	0.14		0.35		(30.41)
VIP II Contrafund Subaccount	40,733	7.77	316	0.69		0.35		(9.76)
VIP III Growth Opportunities Subaccount	10,220	5.66	58	0.85		0.35		(22.15)

Janus Aspen Series

Aggressive Growth Subaccount	93,463	3.40	318	0.00		0.35		(28.27)
Balanced Subaccount	52,935	9.01	477	2.62		0.35		(6.73)
Capital Appreciation Subaccount	56,385	6.68	376	0.61		0.35		(15.87)
Worldwide Growth Subaccount	88,956	5.57	495	0.95		0.35		(25.73)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

MidCap Growth Subaccount (3)	892	$7.91	$7	0.00%		0.35	%(^)	(20.90)%

Lord Abbett Series Fund

Growth and Income Subaccount (3)	3,229	8.51	27	1.43	(^)	0.35	(^)	(14.90)
Mid-Cap Value Subaccount (4)	5,072	8.61	44	1.42	(^)	0.35	(^)	(13.90)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	1,421	10.95	16	2.65	(^)	0.35	(^)	9.50
Real Return Bond Subaccount (3)	14,071	11.08	156	3.91	(^)	0.35	(^)	10.80

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (5)	1,656	9.06	15	8.73	(^)	0.35	(^)	(9.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period January 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period June 28, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period June 3, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period June 24, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	23,432	$11.73	$275	4.28%		0.35%		8.11%
Long Term Bond Subaccount	27,875	11.52	321	4.45		0.35		5.98
Government Securities Subaccount	19,126	11.68	223	3.46		0.35		6.18
Money Market Subaccount	92,971	11.43	1,063	3.61		0.35		3.44

Enterprise Accumulation Trust

Equity Subaccount	85,310	8.83	753	0.00		0.35		(19.07)
Small Company Value Subaccount	71,640	13.11	939	0.27		0.35		4.88
Managed Subaccount	133,735	9.77	1,307	2.30		0.35		(11.50)
International Growth Subaccount	31,108	8.19	255	0.33		0.35		(28.03)
High Yield Bond Subaccount	33,604	10.56	355	8.85		0.35		5.60
Growth Subaccount	293,534	9.99	2,932	0.49		0.35		(12.83)
Growth and Income Subaccount	132,155	10.47	1,383	0.91		0.35		(12.16)
Small Company Growth Subaccount	46,743	15.18	710	1.69		0.35		(4.17)
Equity Income Subaccount	74,868	9.98	747	1.07		0.35		(11.05)
Capital Appreciation Subaccount	41,343	10.78	446	0.68		0.35		(19.43)
Multi-Cap Growth Subaccount	73,588	7.30	537	0.00		0.35		(17.23)
Balanced Subaccount	15,884	9.77	155	1.59		0.35		(4.22)
Mid-Cap Growth Subaccount (1)	4,146	9.07	38	0.00	(^)	0.35	(^)	(9.30)

Dreyfus

Dreyfus Stock Index Subaccount	96,211	8.47	815	1.28		0.35		(12.50)
Dreyfus Socially Responsible Growth Subaccount	5,786	7.28	42	0.08		0.35		(22.80)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	55,001	8.09	445	0.00		0.35		(18.03)
VIP II Contrafund Subaccount	38,388	8.61	330	0.36		0.35		(12.68)
VIP III Growth Opportunities Subaccount	8,809	7.27	64	0.17		0.35		(14.77)

Janus Aspen Series

Aggressive Growth Subaccount	68,394	4.74	324	0.00		0.35		(39.69)
Balanced Subaccount	39,425	9.66	381	3.27		0.35		(5.01)
Capital Appreciation Subaccount	44,723	7.94	355	1.41		0.35		(22.00)
Worldwide Growth Subaccount	78,108	7.50	586	0.65		0.35		(22.76)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period July 20, 2001 (commencement of operations) through December 31, 2001.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — Strategist and MONYEquity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Strategist’s and MONYEquity Master’s Subaccounts of MONY America Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount	Money Market Subaccount	Total
ASSETS
Shares held in respective Funds	55,044	36,877	11,407	4,484	105,651	47,160

Investments at cost	$1,417,008	$758,105	$123,275	$57,183	$1,618,686	$47,160	$4,021,417

Investments in respective Funds, at net asset value .	$681,448	$458,375	$134,940	$65,148	$852,606	$47,160	$2,239,677
Amount due from MONY America	0	0	0	0	0	0	0
Amount due from respective Funds	0	0	0	0	0	0	0

Total assets	681,448	458,375	134,940	65,148	852,606	47,160	2,239,677

LIABILITIES
Amount due to MONY America	371	247	70	32	459	25	1,204
Amount due to respective Funds	0	0	0	0	0	0	0

Total liabilities	371	247	70	32	459	25	1,204

Net assets	$681,077	$458,128	$134,870	$65,116	$852,147	$47,135	$2,238,473

Net assets consist of:
Contractholders’ net payments	$39,409	$(294,692)	$(71,856)	$(73,456)	$(363,776)	$(41,481)	$(805,852)
Undistributed net investment income	1,108,890	818,053	195,813	115,429	1,616,479	88,616	3,943,280
Accumulated net realized gain (loss) on investments	268,338	234,497	(752)	15,178	365,524	0	882,785
Net unrealized appreciation (depreciation) of investments	(735,560)	(299,730)	11,665	7,965	(766,080)	0	(1,781,740)

Net assets	$681,077	$458,128	$134,870	$65,116	$852,147	$47,135	$2,238,473

Number of units outstanding*	12,901	8,433	4,272	1,535	20,949	2,188

Net asset value per unit outstanding*	$52.80	$54.33	$31.57	$42.42	$40.68	$21.54

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount

126,282	185,474	196,839	4,156,398	2,063,069	1,644,598	4,440,088	2,149,235

$1,404,682	$2,415,924	$2,222,632	$4,156,398	$51,194,910	$38,388,510	$108,207,105	$13,221,450

$1,493,912	$2,694,944	$2,326,642	$4,156,398	$25,251,969	$28,221,309	$67,844,552	$7,436,353
111	43	111	90	18,057	11,699	57,034	682
10	184	79	200	6,444	6,075	6,322	1,898

1,494,033	2,695,171	2,326,832	4,156,688	25,276,470	28,239,083	67,907,908	7,438,933

977	1,919	1,589	2,971	24,091	24,881	51,501	6,887
111	43	111	90	18,057	11,699	57,034	682

1,088	1,962	1,700	3,061	42,148	36,580	108,535	7,569

$1,492,945	$2,693,209	$2,325,132	$4,153,627	$25,234,322	$28,202,503	$67,799,373	$7,431,364

$1,265,739	$1,970,552	$2,025,334	$3,286,663	$37,380,204	$22,060,170	$74,018,371	$10,823,157

145,198	438,079	161,699	866,964	22,989,436	17,063,781	67,952,721	2,871,503

(7,222)	5,558	34,089	0	(9,192,377)	(754,247)	(33,809,166)	(478,199)

89,230	279,020	104,010	0	(25,942,941)	(10,167,201)	(40,362,553)	(5,785,097)

$1,492,945	$2,693,209	$2,325,132	$4,153,627	$25,234,322	$28,202,503	$67,799,373	$7,431,364

94,178	144,221	153,243	307,517	1,891,577	1,208,111	4,135,667	699,800

$15.85	$18.67	$15.17	$13.51	$13.34	$23.35	$16.40	$10.62

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONYEquity Master
	Enterprise Accumulation Trust
	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount
ASSETS
Shares held in respective Funds	1,237,622	699,105	522,844	335,220

Investments at cost	$5,677,081	$3,681,041	$2,940,670	$2,185,993

Investments in respective Funds, at net asset value	$4,999,994	$2,782,438	$2,065,233	$1,585,590
Amount due from MONY America	211	92	9	19
Amount due from respective Funds	298	139	27	60

Total assets	5,000,503	2,782,669	2,065,269	1,585,669

LIABILITIES
Amount due to MONY America	3,562	2,015	1,404	1,128
Amount due to respective Funds	211	92	9	19

Total liabilities	3,773	2,107	1,413	1,147

Net assets	$4,996,730	$2,780,562	$2,063,856	$1,584,522

Net assets consist of:
Contractholders’ net payments	$4,459,337	$4,086,902	$3,145,166	$2,375,507
Undistributed net investment income (loss)	1,836,512	(4,213)	11,819	50,432
Accumulated net realized loss on investments	(622,032)	(403,524)	(217,692)	(241,014)
Net unrealized depreciation of investments	(677,087)	(898,603)	(875,437)	(600,403)

Net assets	$4,996,730	$2,780,562	$2,063,856	$1,584,522

Number of units outstanding*	327,973	443,237	325,532	258,817

Net asset value per unit outstanding*	$15.23	$6.27	$6.34	$6.12

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount

15,753	66,385	15,416	75,505	43,034	3,354	26,354

$71,396	$316,539	$117,177	$521,742	$294,421	$27,509	$227,532

$66,794	$280,143	$84,941	$451,517	$228,082	$22,539	$208,460
0	0	0	11	10	0	0
4	0	4	29	4	3	0

66,798	280,143	84,945	451,557	228,096	22,542	208,460

48	185	60	326	157	18	143
0	0	0	11	10	0	0

48	185	60	337	167	18	143

$66,750	$279,958	$84,885	$451,220	$227,929	$22,524	$208,317

$71,119	$317,913	$128,439	$538,000	$301,887	$30,386	$232,396
1,003	1,817	(949)	(1,179)	(1,663)	(237)	(1,717)
(770)	(3,376)	(10,369)	(15,376)	(5,956)	(2,655)	(3,290)
(4,602)	(36,396)	(32,236)	(70,225)	(66,339)	(4,970)	(19,072)

$66,750	$279,958	$84,885	$451,220	$227,929	$22,524	$208,317

7,501	36,583	14,595	59,047	42,738	3,397	26,947

$8.90	$7.65	$5.82	$7.64	$5.33	$6.63	$7.73

MONY America

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONYEquity Master
			Fidelity Variable Insurance Products Funds
	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP II Contrafund Subaccount	VIP Growth Subaccount
ASSETS
Shares held in respective Funds	109,216	2,318	106,276	76,510

Investments at cost	$3,558,117	$58,483	$2,321,082	$3,073,468

Investments in respective Funds, at net asset value	$2,454,092	$43,803	$1,917,226	$1,785,736
Amount due from MONY America	62	0	61	1,722
Amount due from respective Funds	118	8	95	19

Total assets	2,454,272	43,811	1,917,382	1,787,477

LIABILITIES
Amount due to MONY America	1,772	38	1,350	1,229
Amount due to respective Funds	62	0	61	1,722

Total liabilities	1,834	38	1,411	2,951

Net assets	$2,452,438	$43,773	$1,915,971	$1,784,526

Net assets consist of:
Contractholders’ net payments	$4,074,324	$61,208	$2,464,207	$3,415,606
Undistributed net investment income (loss)	101,220	(299)	39,332	124,307
Accumulated net realized loss on investments	(619,081)	(2,456)	(183,712)	(467,655)
Net unrealized depreciation of investments	(1,104,025)	(14,680)	(403,856)	(1,287,732)

Net assets	$2,452,438	$43,773	$1,915,971	$1,784,526

Number of units outstanding*	405,627	7,289	259,734	371,491
Net asset value per unit outstanding*	$6.05	$6.01	$7.38	$4.80

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
Fidelity Variable Insurance Products Funds	Janus Aspen Series
VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

9,740	8,336	18,756	156,713	129,889

$143,853	$162,148	$408,238	$3,915,269	$4,430,400	$255,343,770

$113,964	$132,043	$386,194	$2,722,106	$2,734,158	$164,491,132
0	0	0	1,749	1,661	93,434
3	3	43	237	245	22,551

113,967	132,046	386,237	2,724,092	2,736,064	164,607,117

82	90	295	2,077	2,070	132,865
0	0	0	1,749	1,661	93,434

82	90	295	3,826	3,731	226,299

$113,885	$131,956	$385,942	$2,720,266	$2,732,333	$164,380,818

$150,918	$184,090	$402,523	$4,826,334	$5,475,983	$189,572,435
(794)	(1,289)	7,774	39,382	194,175	114,884,814
(6,350)	(20,740)	(2,311)	(952,287)	(1,241,583)	(49,223,793)
(29,889)	(30,105)	(22,044)	(1,193,163)	(1,696,242)	(90,852,638)

$113,885	$131,956	$385,942	$2,720,266	$2,732,333	$164,380,818

16,051	23,481	42,762	512,348	597,638
$7.10	$5.62	$9.03	$5.31	$4.57

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount	Money Market Subaccount	Total
Dividend income	$5,090	$10,091	$5,109	$2,598	$19,505	$724	$43,117
Distribution from net realized gains	0	53,275	0	0	116,522	0	169,797
Mortality and expense risk charges	(4,719)	(3,156)	(777)	(342)	(5,630)	(291)	(14,915)

Net investment income (loss)	371	60,210	4,332	2,256	130,397	433	197,999

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(58,806)	(39,793)	1,570	413	(71,854)	0	(168,470)
Net change in unrealized appreciation (depreciation) of investments	(150,556)	(108,133)	4,890	4,708	(233,651)	0	(482,742)

Net realized and unrealized gain (loss) on investments	(209,362)	(147,926)	6,460	5,121	(305,505)	0	(651,212)

Net increase (decrease) in net assets resulting from operations	$(208,991)	$(87,716)	$10,792	$7,377	$(175,108)	$433	$(453,213)

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount
$31,193	$100,151	$42,646	$55,247	$0	$113,310	$717,443	$55,995
0	0	0	0	0	856,157	0	0
(8,019)	(17,717)	(12,465)	(27,913)	(224,447)	(233,964)	(577,378)	(63,709)

23,174	82,434	30,181	27,334	(224,447)	735,503	140,065	(7,714)

7,693	34,641	8,085	0	(7,410,810)	(2,308,813)	(13,048,653)	(1,047,308)

60,855	188,589	55,589	0	(3,440,160)	(1,711,815)	(6,804,950)	(824,159)

68,548	223,230	63,674	0	(10,850,970)	(4,020,628)	(19,853,603)	(1,871,467)

$91,722	$305,664	$93,855	$27,334	$(11,075,417)	$(3,285,125)	$(19,713,538)	$(1,879,181)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2002

	MONYEquity Master
	Enterprise Accumulation Trust

	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount
Dividend income	$409,204	$11,536	$26,760	$0
Distribution from net realized gains	0	0	0	0
Mortality and expense risk charges	(35,418)	(21,485)	(16,876)	(13,201)

Net investment income (loss)	373,786	(9,949)	9,884	(13,201)

Realized and unrealized loss on investments:
Net realized loss on investments	(171,620)	(169,405)	(169,383)	(121,449)
Net change in unrealized depreciation of investments	(162,569)	(625,653)	(555,326)	(202,778)

Net realized and unrealized loss on investments	(334,189)	(795,058)	(724,709)	(324,227)

Net increase (decrease) in net assets resulting from operations	$39,597	$(805,007)	$(714,825)	$(337,428)

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount
$1,291	$2,752	$0	$0	$0	$0	$460
0	0	0	0	0	0	0
(391)	(1,394)	(718)	(2,476)	(1,489)	(174)	(1,666)

900	1,358	(718)	(2,476)	(1,489)	(174)	(1,206)

(722)	(2,675)	(9,175)	(14,202)	(5,533)	(2,518)	(1,806)
(5,397)	(34,337)	(32,681)	(81,386)	(69,023)	(4,213)	(38,628)

(6,119)	(37,012)	(41,856)	(95,588)	(74,556)	(6,731)	(40,434)

$(5,219)	$(35,654)	$(42,574)	$(98,064)	$(76,045)	$(6,905)	$(41,640)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2002

	MONYEquity Master

			Fidelity Variable Insurance Products Funds
	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP II Contrafund Subaccount	VIP Growth Subaccount
Dividend income	$40,496	$116	$13,287	$2,936
Distribution from net realized gains	0	0	0	0
Mortality and expense risk charges	(23,033)	(323)	(14,711)	(15,548)

Net investment income (loss)	17,463	(207)	(1,424)	(12,612)

Realized and unrealized loss on investments:
Net realized loss on investments	(434,142)	(2,102)	(82,463)	(286,469)
Net change in unrealized depreciation of investments	(436,848)	(12,958)	(127,577)	(477,552)

Net realized and unrealized loss on investments	(870,990)	(15,060)	(210,040)	(764,021)

Net decrease in net assets resulting from operations	$(853,527)	$(15,267)	$(211,464)	$(776,633)

See notes to financial statements.

MONYEquity Master
Fidelity Variable Insurance Products Funds	Janus Aspen Series
VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total
$102	$0	$7,999	$17,437	$28,890	$1,679,251
0	0	0	0	0	856,157
(873)	(967)	(1,922)	(23,019)	(23,571)	(1,364,867)

(771)	(967)	6,077	(5,582)	5,319	1,170,541

(6,286)	(18,120)	(1,388)	(541,885)	(512,169)	(26,318,677)
(30,091)	(25,474)	(20,670)	(8,561)	(455,681)	(15,883,454)

(36,377)	(43,594)	(22,058)	(550,446)	(967,850)	(42,202,131)

$(37,148)	$(44,561)	$(15,981)	$(556,028)	$(962,531)	$(41,031,590)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount		Equity Income Subaccount		Intermediate Term Bond Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income	$371	$448,780	$60,210	$71,813	$4,332	$6,531
Net realized gain (loss) on investments	(58,806)	(19,379)	(39,793)	(193)	1,570	949
Net change in unrealized appreciation (depreciation) of investments	(150,556)	(659,196)	(108,133)	(150,969)	4,890	2,798

Net increase (decrease) in net assets resulting from operations	(208,991)	(229,795)	(87,716)	(79,349)	10,792	10,278

From unit transactions:
Net proceeds from the issuance of units	42,311	45,184	27,549	25,510	14,629	9,476
Net asset value of units redeemed or used to meet contract obligations	(63,577)	(83,067)	(79,315)	(62,587)	(23,236)	(24,440)

Net increase (decrease) from unit transactions	(21,266)	(37,883)	(51,766)	(37,077)	(8,607)	(14,964)

Net increase (decrease) in net assets	(230,257)	(267,678)	(139,482)	(116,426)	2,185	(4,686)
Net assets beginning of year	911,334	1,179,012	597,610	714,036	132,685	137,371

Net assets end of year*	$681,077	$911,334	$458,128	$597,610	$134,870	$132,685

Unit transactions:
Units outstanding beginning of year	13,267	13,765	9,279	9,808	4,569	5,102
Units issued during the year	708	593	452	383	490	339
Units redeemed during the year	(1,074)	(1,091)	(1,298)	(912)	(787)	(872)

Units outstanding end of year	12,901	13,267	8,433	9,279	4,272	4,569

* Includes undistributed net investment income of:	$1,108,890	$1,108,519	$818,053	$757,843	$195,813	$191,481

See notes to financial statements.

Strategist
MONY Series Fund, Inc.
Long Term Bond Subaccount		Diversified Subaccount		Money Market Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	Total
						2002	2001

$2,256	$2,604	$130,397	$304,050	$433	$1,808	$197,999	$835,586
413	149	(71,854)	(25,016)	0	0	(168,470)	(43,490)

4,708	361	(233,651)	(482,236)	0	0	(482,742)	(1,289,242)

7,377	3,114	(175,108)	(203,202)	433	1,808	(453,213)	(497,146)

8,960	4,077	61,652	63,089	8,345	6,856	163,446	154,192

(7,160)	(7,311)	(89,273)	(90,216)	(15,173)	(15,608)	(277,734)	(283,229)

1,800	(3,234)	(27,621)	(27,127)	(6,828)	(8,752)	(114,288)	(129,037)

9,177	(120)	(202,729)	(230,329)	(6,395)	(6,944)	(567,501)	(626,183)
55,939	56,059	1,054,876	1,285,205	53,530	60,474	2,805,974	3,432,157

$65,116	$55,939	$852,147	$1,054,876	$47,135	$53,530	$2,238,473	$2,805,974

1,495	1,583	21,555	22,078	2,507	2,923
225	112	1,378	1,204	389	325
(185)	(200)	(1,984)	(1,727)	(708)	(741)

1,535	1,495	20,949	21,555	2,188	2,507

$115,429	$113,173	$1,616,479	$1,486,082	$88,616	$88,183	$3,943,280	$3,745,281

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$23,174	$32,770	$82,434	$81,991	$30,181	$39,904
Net realized gain (loss) on investments	7,693	(2,477)	34,641	12,648	8,085	5,512
Net change in unrealized appreciation (depreciation) of investments	60,855	24,176	188,589	(2,066)	55,589	13,862

Net increase (decrease) in net assets resulting from operations	91,722	54,469	305,664	92,573	93,855	59,278

From unit transactions:
Net proceeds from the issuance of units	856,238	616,463	849,682	1,119,177	1,313,396	583,037
Net asset value of units redeemed or used to meet contract obligations	(227,738)	(683,658)	(597,975)	(877,019)	(289,435)	(427,214)

Net increase (decrease) from unit transactions	628,500	(67,195)	251,707	242,158	1,023,961	155,823

Net increase (decrease) in net assets	720,222	(12,726)	557,371	334,731	1,117,816	215,101
Net assets beginning of year	772,723	785,449	2,135,838	1,801,107	1,207,316	992,215

Net assets end of year*	$1,492,945	$772,723	$2,693,209	$2,135,838	$2,325,132	$1,207,316

Unit transactions:
Units outstanding beginning of year	52,904	57,926	129,500	115,225	84,169	73,181
Units issued during the year	56,733	43,667	51,546	69,220	89,284	41,631
Units redeemed during the year	(15,459)	(48,689)	(36,825)	(54,945)	(20,210)	(30,643)

Units outstanding end of year	94,178	52,904	144,221	129,500	153,243	84,169

* Includes undistributed net investment income of:	$145,198	$122,024	$438,079	$355,645	$161,699	$131,518

See notes to financial statements.

MONYEquity Master
Mony Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$27,334	$86,330	$(224,447)	$6,235,520	$735,503	$7,781,277	$140,065	$6,193,137
0	0	(7,410,810)	(5,904,882)	(2,308,813)	(779,487)	(13,048,653)	(17,641,880)
0	0	(3,440,160)	(8,825,778)	(1,711,815)	(5,674,660)	(6,804,950)	(733,208)

27,334	86,330	(11,075,417)	(8,495,140)	(3,285,125)	1,327,130	(19,713,538)	(12,181,951)

2,648,901	2,344,611	7,484,262	9,120,670	6,100,884	6,225,860	15,381,179	18,104,797
(2,037,763)	(1,755,199)	(7,828,783)	(7,516,644)	(6,583,953)	(5,338,349)	(18,673,836)	(18,051,765)

611,138	589,412	(344,521)	1,604,026	(483,069)	887,511	(3,292,657)	53,032

638,472	675,742	(11,419,938)	(6,891,114)	(3,768,194)	2,214,641	(23,006,195)	(12,128,919)
3,515,155	2,839,413	36,654,260	43,545,374	31,970,697	29,756,056	90,805,568	102,934,487

$4,153,627	$3,515,155	$25,234,322	$36,654,260	$28,202,503	$31,970,697	$67,799,373	$90,805,568

262,179	218,192	1,924,485	1,841,869	1,233,590	1,198,930	4,331,427	4,328,542
198,703	177,298	487,482	469,871	242,953	246,311	856,810	838,678
(153,365)	(133,311)	(520,390)	(387,255)	(268,432)	(211,651)	(1,052,570)	(835,793)

307,517	262,179	1,891,577	1,924,485	1,208,111	1,233,590	4,135,667	4,331,427

$866,964	$839,630	$22,989,436	$23,213,883	$17,063,781	$16,328,278	$67,952,721	$67,812,656

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust

	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001
From operations:
Net investment income (loss)	$(7,714)	$1,038,450	$373,786	$351,519	$(9,949)	$(7,487)
Net realized loss on investments	(1,047,308)	(565,419)	(171,620)	(161,320)	(169,405)	(219,632)
Net change in unrealized appreciation (depreciation) of investments	(824,159)	(4,062,151)	(162,569)	11,116	(625,653)	(203,693)

Net increase (decrease) in net assets resulting from operations	(1,879,181)	(3,589,120)	39,597	201,315	(805,007)	(430,812)

From unit transactions:
Net proceeds from the issuance of units	2,008,527	2,492,352	1,339,374	1,225,691	1,353,009	1,276,711
Net asset value of units redeemed or used to meet contract obligations	(1,970,181)	(2,356,358)	(940,380)	(802,842)	(687,267)	(834,101)

Net increase from unit transactions	38,346	135,994	398,994	422,849	665,742	442,610

Net increase (decrease) in net assets	(1,840,835)	(3,453,126)	438,591	624,164	(139,265)	11,798
Net assets beginning of period	9,272,199	12,725,325	4,558,139	3,933,975	2,919,827	2,908,029

Net assets end of period*	$7,431,364	$9,272,199	$4,996,730	$4,558,139	$2,780,562	$2,919,827

Unit transactions:
Units outstanding beginning of period	697,861	685,895	301,483	273,467	354,433	306,296
Units issued during the period	168,917	170,269	90,090	81,541	192,670	152,167
Units redeemed during the period	(166,978)	(158,303)	(63,600)	(53,525)	(103,866)	(104,030)

Units outstanding end of period	699,800	697,861	327,973	301,483	443,237	354,433

* Includes undistributed net investment income (loss) of:	$2,871,503	$2,879,217	$1,836,512	$1,462,726	$(4,213)	$5,736

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Capital Appreciation Subaccount		Balanced Subaccount		Equity Income Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period May 7, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period June 6, 2001** through December 31, 2001

$9,884	$4,293	$(13,201)	(1,120)	$900	$103	$1,358	$459
(169,383)	(49,721)	(121,449)	(118,939)	(722)	(48)	(2,675)	(701)

(555,326)	(268,988)	(202,778)	(221,421)	(5,397)	795	(34,337)	(2,059)

(714,825)	(314,416)	(337,428)	(341,480)	(5,219)	850	(35,654)	(2,301)

794,658	1,146,214	635,179	765,167	41,167	40,168	261,166	98,517

(540,838)	(340,977)	(461,812)	(333,295)	(9,302)	(914)	(36,313)	(5,457)

253,820	805,237	173,367	431,872	31,865	39,254	224,853	93,060

(461,005)	490,821	(164,061)	90,392	26,646	40,104	189,199	90,759
2,524,861	2,034,040	1,748,583	1,658,191	40,104	0	90,759	0

$2,063,856	$2,524,861	$1,584,522	$1,748,583	$66,750	40,104	$279,958	$90,759

292,641	206,162	235,606	179,274	3,988	0	10,033	0
111,843	124,767	92,992	99,878	4,576	4,081	31,383	10,644
(78,952)	(38,288)	(69,781)	(43,546)	(1,063)	(93)	(4,833)	(611)

325,532	292,641	258,817	235,606	7,501	3,988	36,583	10,033

$11,819	$1,935	$50,432	$63,633	$1,003	$103	$1,817	$459

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust

	Mult-Cap Growth Subaccount		Small Company Growth Subaccount		Mid-Cap Growth Subaccount
	For the year ended December 31, 2002	For the period May 2, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period May 5, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period June 12, 2001** through December 31, 2001
From operations:
Net investment income (loss)	$(718)	$(231)	$(2,476)	$1,297	$(1,489)	$(174)
Net realized loss on investments	(9,175)	(1,194)	(14,202)	(1,174)	(5,533)	(423)
Net change in unrealized appreciation (depreciation) of investments	(32,681)	445	(81,386)	11,161	(69,023)	2,684

Net increase (decrease) in net assets resulting from operations	(42,574)	(980)	(98,064)	11,284	(76,045)	2,087

From unit transactions:
Net proceeds from the issuance of units	60,254	125,451	520,744	113,784	135,914	191,447
Net asset value of units redeemed or used to meet contract obligations	(28,031)	(29,235)	(91,723)	(4,805)	(24,123)	(1,351)

Net increase (decrease) from unit transactions	32,223	96,216	429,021	108,979	111,791	190,096

Net increase (decrease) in net assets	(10,351)	95,236	330,957	120,263	35,746	192,183
Net assets beginning of period	95,236	0	120,263	0	192,183	0

Net assets end of period*	$84,885	$95,236	$451,220	$120,263	$227,929	$192,183

Unit transactions:
Units outstanding beginning of period	10,617	0	11,867	0	24,674	0
Units issued during the period	8,489	13,659	59,944	12,390	21,962	24,855
Units redeemed during the period	(4,511)	(3,042)	(12,764)	(523)	(3,898)	(181)

Units outstanding end of period	14,595	10,617	59,047	11,867	42,738	24,674

* Includes undistributed net investment income (loss) of:	$(949)	$(231)	$(1,179)	$1,297	$(1,663)	$(174)

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Worldwide Growth Subaccount		Emerging Countries Subaccount		Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount
For the year ended December 31, 2002	For the period May 25, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period June 8, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period June 8, 2001** through December 31, 2001

$(174)	$(63)	$(1,206)	$(511)	$17,463	$29,736	$(207)	$(92)
(2,518)	(137)	(1,806)	(1,484)	(434,142)	(181,723)	(2,102)	(354)

(4,213)	(757)	(38,628)	19,556	(436,848)	(295,886)	(12,958)	(1,722)

(6,905)	(957)	(41,640)	17,561	(853,527)	(447,873)	(15,267)	(2,168)

18,281	21,707	72,855	208,603	971,185	1,420,108	27,211	43,186

(8,755)	(847)	(34,801)	(14,261)	(1,098,228)	(644,848)	(7,501)	(1,688)

9,526	20,860	38,054	194,342	(127,043)	775,260	19,710	41,498

2,621	19,903	(3,586)	211,903	(980,570)	327,387	4,443	39,330
19,903	0	211,903	0	3,433,008	3,105,621	39,330	0

$22,524	$19,903	$208,317	$211,903	$2,452,438	$3,433,008	$43,773	$39,330

2,244	0	22,654	0	437,449	344,819	4,617	0
2,408	2,340	9,385	24,354	141,596	172,477	4,122	4,816
(1,255)	(96)	(5,092)	(1,700)	(173,418)	(79,847)	(1,450)	(199)

3,397	2,244	26,947	22,654	405,627	437,449	7,289	4,617

$(237)	$(63)	$(1,717)	$(511)	$101,220	$83,757	$(299)	$(92)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Fidelity Variable Insurance Products Funds
	VIP II Contrafund Subaccount		VIP Growth Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period June 12, 2001** through December 31, 2001
From operations:
Net investment income (loss)	$(1,424)	$46,987	$(12,612)	$145,083	$(771)	$(23)
Net realized loss on investments	(82,463)	(100,558)	(286,469)	(188,304)	(6,286)	(64)
Net change in unrealized appreciation (depreciation) of investments	(127,577)	(186,008)	(477,552)	(435,811)	(30,091)	202

Net increase (decrease) in net assets resulting from operations	(211,464)	(239,579)	(776,633)	(479,032)	(37,148)	115

From unit transactions:
Net proceeds from the issuance of units	743,574	687,616	592,532	845,967	176,551	12,101
Net asset value of units redeemed or used to meet contract obligations	(450,844)	(442,654)	(475,303)	(410,619)	(37,371)	(363)

Net increase (decrease) from unit transactions	292,730	244,962	117,229	435,348	139,180	11,738

Net increase (decrease) in net assets	81,266	5,383	(659,404)	(43,684)	102,032	11,853
Net assets beginning of period	1,834,705	1,829,322	2,443,930	2,487,614	11,853	0

Net assets end of period*	$1,915,971	$1,834,705	$1,784,526	$2,443,930	$113,885	$11,853

Unit transactions:
Units outstanding beginning of period	223,575	193,843	352,343	292,731	1,294	0
Units issued during the period	95,004	81,780	108,307	115,727	19,726	1,335
Units redeemed during the period	(58,845)	(52,048)	(89,159)	(56,115)	(4,969)	(41)

Units outstanding end of period	259,734	223,575	371,491	352,343	16,051	1,294

* Includes undistributed net investment income (loss) of:	$39,332	$40,756	$124,307	$136,919	$(794)	$(23)

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Janus Aspen Series

Aggressive Growth Subaccount		Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount

For the year ended December 31, 2002	For the period May 4, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	Total
								2002	2001

$(967)	$(322)	$6,077	$1,697	$(5,582)	$19,240	$5,319	$(9,145)	$1,170,541	$22,070,625
(18,120)	(2,620)	(1,388)	(923)	(541,885)	(399,956)	(512,169)	(694,361)	(26,318,677)	(26,999,621)

(25,474)	(4,631)	(20,670)	(1,374)	(8,561)	(565,108)	(455,681)	(362,689)	(15,883,454)	(21,764,013)

(44,561)	(7,573)	(15,981)	(600)	(556,028)	(945,824)	(962,531)	(1,066,195)	(41,031,590)	(26,693,009)

81,199	172,663	306,130	135,693	830,085	1,605,463	937,943	1,744,184	46,542,080	52,487,408

(53,181)	(16,591)	(27,966)	(11,334)	(1,068,581)	(835,613)	(865,746)	(1,097,526)	(45,157,730)	(42,835,527)

28,018	156,072	278,164	124,359	(238,496)	769,850	72,197	646,658	1,384,350	9,651,881

(16,543)	148,499	262,183	123,759	(794,524)	(175,974)	(890,334)	(419,537)	(39,647,240)	(17,041,128)
148,499	0	123,759	0	3,514,790	3,690,764	3,622,667	4,042,204	204,028,058	221,069,186

$131,956	$148,499	$385,942	$123,759	$2,720,266	$3,514,790	$2,732,333	$3,622,667	$164,380,818	$204,028,058

18,896	0	12,732	0	554,001	452,008	585,745	502,843
13,711	20,826	33,220	13,920	145,115	228,081	181,607	249,907
(9,126)	(1,930)	(3,190)	(1,188)	(186,768)	(126,088)	(169,714)	(167,005)

23,481	18,896	42,762	12,732	512,348	554,001	597,638	585,745

$(1,289)	$(322)	$7,774	$1,697	$39,382	$44,964	$194,175	$188,856	$114,884,814	$113,714,273

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONYCustom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life and Survivorship Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) insurance policies is presented here.

There are currently six Strategist Subaccounts and twenty-eight MONYEquity Master Subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The subaccounts of Strategist commenced operations in 1985 and the subaccounts of MONYEquity Master commenced operations in 1995 through 2001. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.    Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONYEquity Master Subaccounts for the year ended December 31, 2002 aggregated $30,186,562.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2002, MONY America received $19,109 in aggregate from certain Funds in connection with Strategist and MONYEquity Master subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2002 were as follows:

Strategist Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.
Equity Growth Portfolio	$47,509	$73,393
Equity Income Portfolio	48,187	103,037
Intermediate Term Bond Portfolio	19,212	28,565
Long Term Bond Portfolio	8,241	6,768
Diversified Portfolio	67,643	100,747
Money Market Portfolio	15,369	22,478

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio	792,420	171,255
Long Term Bond Portfolio	794,212	559,273
Government Securities Portfolio	1,190,556	177,998
Money Market Portfolio	2,328,353	1,743,616

Enterprise Accumulation Trust
Equity Portfolio	5,742,032	6,307,079
Small Company Value Portfolio	4,723,737	5,433,580
Managed Portfolio	11,421,444	15,279,682
International Growth Portfolio	1,533,683	1,557,429
High Yield Bond Portfolio	1,160,538	795,378
Growth Portfolio	1,187,225	542,169
Growth and Income Portfolio	693,400	456,000
Capital Appreciation Portfolio	514,408	353,813

Balanced Portfolio	38,907	7,403
Equity Income Portfolio	250,276	26,664
Multi-Cap Growth Portfolio	62,266	30,739
Small Company Growth Portfolio	505,134	78,335
Mid-Cap Growth Portfolio	128,420	18,035
Worldwide Growth Portfolio	20,550	11,190
Emerging Countries Portfolio	70,846	34,391

Dreyfus
Dreyfus Stock Index Fund	862,957	1,012,642
Dreyfus Socially Responsible Growth Fund, Inc.	26,766	7,364

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONYEquity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

FidelityVariable Insurance Products Funds
VIP II Contrafund Portfolio	$640,055	$361,450
VIP Growth Portfolio	516,547	414,561
VIP III Growth Opportunities Portfolio	178,017	39,634

Janus Aspen Series
Aggressive Growth Portfolio	85,863	58,778
Balanced Portfolio	310,946	34,497
Capital Appreciation Portfolio	736,264	997,239
Worldwide Growth Portfolio	779,619	730,485

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.
Equity Growth Subaccount	12,901	$52.80	$681	0.65%	0.60%	(23.13)%
Equity Income Subaccount	8,433	54.33	458	1.92	0.60	(15.65)
Intermediate Term Bond Subaccount	4,272	31.57	135	3.95	0.60	8.71
Long Term Bond Subaccount	1,535	42.42	65	4.56	0.60	13.36
Diversified Subaccount	20,949	40.68	852	2.08	0.60	(16.88)
Money Market Subaccount	2,188	21.54	47	1.49	0.60	0.89

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	94,178	15.85	1,493	2.92	0.75	8.49
Long Term Bond Subaccount	144,221	18.67	2,693	4.24	0.75	13.22
Government Securities Subaccount	153,243	15.17	2,325	2.57	0.75	5.79
Money Market Subaccount	307,517	13.51	4,154	1.48	0.75	0.75

Enterprise Accumulation Trust
Equity Subaccount	1,891,577	13.34	25,234	0.00	0.75	(29.97)
Small Company Value Subaccount	1,208,111	23.35	28,203	0.36	0.75	(9.92)
Managed Subaccount	4,135,667	16.40	67,799	0.93	0.75	(21.76)
International Growth Subaccount	699,800	10.62	7,431	0.66	0.75	(20.09)
High Yield Bond Subaccount	327,973	15.23	4,997	8.67	0.75	0.73
Growth Subaccount	443,237	6.27	2,781	0.40	0.75	(23.91)
Growth and Income Subaccount	325,532	6.34	2,064	1.19	0.75	(26.54)
Capital Appreciation Subaccount	258,817	6.12	1,585	0.00	0.75	(17.52)
Balanced Subaccount	7,501	8.90	67	2.48	0.75	(11.53)
Equity Income Subaccount	36,583	7.65	280	1.48	0.75	(15.47)
Multi-Cap Growth Subaccount	14,595	5.82	85	0.00	0.75	(35.12)
Small Company Growth Subaccount	59,047	7.64	451	0.00	0.75	(24.58)
Mid-Cap Growth Subaccount	42,738	5.33	228	0.00	0.75	(31.58)
Worldwide Growth Subaccount	3,397	6.63	23	0.00	0.75	(25.25)
Emerging Countries Subaccount	26,947	7.73	208	0.21	0.75	(17.33)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the year ended December 31, 2002
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	405,627	$6.05	$2,452	1.32	0.75	(22.93)
Dreyfus Socially Responsible Growth Subaccount	7,289	6.01	44	0.27	0.75	(29.46)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	259,734	7.38	1,916	0.68	0.75	(10.11)
VIP Growth Subaccount	371,491	4.80	1,785	0.14	0.75	(30.84)
VIP III Growth Opportunities Subaccount	16,051	7.10	114	0.09	0.75	(22.49)

Janus Aspen Series
Aggressive Growth Subaccount	23,481	5.62	132	0.00	0.75	(28.50)
Balanced Subaccount	42,762	9.03	386	3.12	0.75	(7.10)
Capital Appreciation Subaccount	512,348	5.31	2,720	0.57	0.75	(16.25)
Worldwide Growth Subaccount	597,638	4.57	2,732	0.92	0.75	(26.05)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.
Equity Growth Subaccount	13,267	$68.69	$911	0.00%		0.60%		(19.81)%
Equity Income Subaccount	9,279	64.41	598	1.74		0.60		(11.52)
Intermediate Term Bond Subaccount	4,569	29.04	133	5.40		0.60		7.88
Long Term Bond Subaccount	1,495	37.42	56	5.21		0.60		5.68
Diversified Subaccount	21,555	48.94	1,055	1.13		0.60		(15.93)
Money Market Subaccount	2,507	21.35	54	3.78		0.60		3.19

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	52,904	14.61	773	4.66		0.75		7.74
Long Term Bond Subaccount	129,500	16.49	2,136	4.67		0.75		5.50
Government Securities Subaccount	84,169	14.34	1,207	4.27		0.75		5.75
Money Market Subaccount	262,179	13.41	3,515	3.69		0.75		3.07

Enterprise Accumulation Trust
Equity Subaccount	1,924,485	19.05	36,654	0.00		0.75		(19.42)
Small Company Value Subaccount	1,233,590	25.92	31,971	0.25		0.75		4.43
Managed Subaccount	4,331,427	20.96	90,806	2.15		0.75		(11.86)
International Growth Subaccount	697,861	13.29	9,272	0.66		0.75		(28.36)
High Yield Bond Subaccount	301,483	15.12	4,558	8.85		0.75		5.07
Growth Subaccount	354,433	8.24	2,920	0.47		0.75		(13.17)
Growth and Income Subaccount	292,641	8.63	2,525	0.94		0.75		(12.56)
Capital Appreciation Subaccount	235,606	7.42	1,749	0.68		0.75		(19.78)
Balanced Subaccount (1)	3,988	10.06	40	1.75	(^)	0.75	(^)	(0.60)
Equity Income Subaccount (2)	10,033	9.05	91	2.13	(^)	0.75	(^)	(9.50)
Multi-Cap Growth Subaccount (3)	10,617	8.97	95	0.00	(^)	0.75	(^)	(10.30)
Small Company Growth Subaccount (4)	11,867	10.13	120	0.00	(^)	0.75	(^)	1.30
Mid-Cap Growth Subaccount (5)	24,674	7.79	192	0.00	(^)	0.75	(^)	(22.10)
Worldwide Growth Subaccount (6)	2,244	8.87	20	0.00	(^)	0.75	(^)	(11.30)
Emerging Countries Subaccount (7)	22,654	9.35	212	0.00	(^)	0.75	(^)	(6.50)

Dreyfus
Dreyfus Stock Index Subaccount	437,449	7.85	3,433	1.13		0.75		(12.87)

Dreyfus Socially Responsible Growth Subaccount (7)	4,617	8.52	39	0.14	(^)	0.75	(^)	(14.80)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	223,575	8.21	1,835	0.69		0.75		(13.03)
VIP Growth Subaccount	352,343	6.94	2,444	0.00		0.75		(18.35)
VIP III Growth Opportunities Subaccount (5)	1,294	9.16	12	0.00	(^)	0.75	(^)	(8.40)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Janus Aspen Series
Aggressive Growth Subaccount (8)	18,896	$7.86	$148	0.00	%(^)	0.75	%(^)	(21.40)%
Balanced Subaccount (9)	12,732	9.72	124	4.61	(^)	0.75	(^)	(2.80)
Capital Appreciation Subaccount	554,001	6.34	3,515	1.28		0.75		(22.40)
Worldwide Growth Subaccount	585,745	6.18	3,623	0.50		0.75		(23.13)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 7, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 6, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 2, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period May 5, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 12, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 25, 2001 (commencement of operations) through December 31, 2001.
(7)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.
(8)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(9)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of Subaccounts of MONY America Variable Account L

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY America Variable Account L at December 31, 2002, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY AMERICA

Variable Account L

COMBINED STATEMENT OF ASSETS & LIABILITIES

December 31, 2002

ASSETS
Investments at cost	$701,216,854

Investments in Funds, at net asset value	$546,335,910
Amounts due from MONY America	327,186
Amounts due from Funds	71,850

Total assets	546,734,946

LIABILITIES
Amounts due to MONY America	231,647
Amounts due to Funds	327,186

Total liabilities	558,833

Net assets	$546,176,113

Net assets consist of:
Contractholders’ net payments	$636,043,177
Undistributed net investment income	160,381,237
Accumulated net realized loss on investments	(95,367,357)
Net unrealized depreciation of investments	(154,880,944)

Net assets	$546,176,113

See notes to combined financial statements.

MONY AMERICA

Variable Account L

COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2002

Dividend income	$9,787,519
Distribution from net realized gains	1,751,140
Mortality and expense risk charges	(1,898,944)

Net investment income	9,639,715

Realized and unrealized loss on investments:
Net realized loss on investments	(48,974,304)
Net change in unrealized depreciation of investments	(52,234,020)

Net realized and unrealized loss on investments	(101,208,324)

Net decrease in net assets resulting from operations	$(91,568,609)

See notes to combined financial statements.

MONY AMERICA

Variable Account L

COMBINED STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	2002	2001
From operations:
Net investment income	$9,639,715	$36,928,784
Net realized loss on investments	(48,974,304)	(51,486,293)
Net change in unrealized depreciation of investments	(52,234,020)	(31,488,999)

Net decrease in net assets resulting from operations	(91,568,609)	(46,046,508)

From unit transactions:
Net proceeds from the issuance of units of subaccounts	485,776,955	283,051,735
Net asset value of units redeemed or used to meet contract obligations of subaccounts	(405,470,233)	(154,723,870)

Net increase from unit transactions of subaccounts	80,306,722	128,327,865

Net increase (decrease) in net assets	(11,261,887)	82,281,357
Net assets beginning of year	557,438,000	475,156,643

Net assets end of year*	$546,176,113	$557,438,000

* Includes undistributed net investment income of:	$160,381,237	$150,741,522

See notes to combined financial statements.

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), Corporate Sponsored Variable Universal Life and Survivorship Variable Universal Life Insurance policies, (collectively, the “Variable Life Insurance Policies”). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related to all Variable Life Insurance Policies issued under the Variable Account is presented for the Variable Account as a whole.

There are currently twenty-eight MONYEquity Master subaccounts, six Strategist subaccounts, thirty-five MONY Custom Equity Master subaccounts, fifty-two Corporate Sponsored Variable Universal Life subaccounts, thirty-five Mony Custom Estate Master subaccounts, thirty-five MONY Variable Universal Life subaccounts, thirty-three MONY Survivorship Variable Universal Life subaccounts within the variable account (each hereafter referred to as a “subaccount”). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Fidelity Variable Insurance Products, Janus Aspen Series, the Van Eck Worldwide Insurance Trust, T. Rowe Price Equity Series, Inc., The Universal Institutional Funds, Inc., the Alger American Fund, Lord Abbett Series Fund, MFS Variable Insurance Trust, PBHG Insurance Series Fund, PIMCO Variable Insurance Trust and Invesco Variable Investment Funds, Inc. (collectively the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Insurance Policies which are presented on pages before these combined financial statements.

2.  Significant Accounting Policies:

The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment held by each subaccount in the shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2002 by all of the subaccounts within the Variable Account have been aggregated.

Investment Transactions and Investment Income:

Investments made by the subaccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis.

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies: (continued)

Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY America is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2002, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $84,799,437.

MONY America receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from .35% to 1.35% of the average daily net assets of each of the respective subaccounts within the Variable Account other than the subaccounts of Corporate Sponsored Variable Universal Life Insurance policies. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2002, MONY America received $228,557 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4.  Other:

At December 31, 2002 the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	$12,180,895
Long Term Bond Subaccount	11,903,499
Government Securities Subaccount	10,528,227
Money Market Subaccount	49,222,123
Equity Growth Subaccount	681,077

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Equity Income Subaccount	$458,128
Diversified Subaccount	852,147

Enterprise Accumulation Trust

Equity Subaccount	34,525,084
Small Company Value Subaccount	43,120,316
Managed Subaccount	78,257,197
International Growth Subaccount	10,412,631
High Yield Bond Subaccount	9,937,139
Growth Subaccount	31,867,993
Growth and Income Subaccount	11,148,251
Small Company Growth Subaccount	8,220,850
Equity Income Subaccount	3,370,651
Capital Appreciation Subaccount	6,373,360
Multi-Cap Growth Subaccount	5,725,386
Balanced Subaccount	1,015,109
Worldwide Growth Subaccount	151,705
Emerging Countries Subaccount	316,301
Mid-Cap Growth Subaccount	593,839
Total Return Subaccount	14,010,153
Global Socially Responsive Subaccount	49,467

Dreyfus Variable Investment Fund

Appreciation Subaccount	2,466,075
Small Company Stock Subaccount	1,298,597

Dreyfus Stock Index Subaccount	44,356,331
Dreyfus Socially Responsible Growth Subaccount	861,075

Dre.yfus Variable Insurance Fund

International Subaccount	5,702,119
Small Cap Subaccount	3,192,377

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	159,451
Worldwide Bond Subaccount	99,762
Worldwide Emerging Markets Subaccount	69,450

T. Rowe Price

Equity Income Subaccount	33,388,711
Prime Reserve Subaccount	2,260,636
International Stock Subaccount	1,901,401
Limited Term Subaccount	984,166
New America Growth Subaccount	440,071
Personal Strategy Balanced Subaccount	1,089,569

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	$11,320,370
VIP II Contrafund Subaccount	11,601,709
VIP III Growth Opportunities Subaccount	1,161,594
VIP II Asset Manager Subaccount	4,193,827
VIP III Growth and Income Subaccount	7,014,119

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	162,591
Fixed Income Subaccount	5,896,450
Value Subaccount	259,895
Emerging Market Debt Subaccount	144,578
Emerging Equities Subaccount	107,854
Global Value Equity Subaccount	91,409
US Real Estate Subaccount	1,215,520

Janus Aspen Series

Aggressive Growth Subaccount	6,585,221
Balanced Subaccount	4,646,386
Capital Appreciation Subaccount	8,238,452
Flexible Income Subaccount	11,069,645
International Growth Subaccount	1,534,217
Worldwide Growth Subaccount	13,925,170
Strategic Value Subaccount	1,303,117

The Alger American Funds

Balanced Subaccount	508,893
Mid Cap Growth Subaccount	467,126

Lord Abbett Series Funds

Bond Debenture Subaccount	195,028
Growth and Income Subaccount	637,495
Mid-Cap Value Subaccount	3,974,314

MFS Variable Insurance Trust

Mid Cap Growth Subaccount	220,483
New Discovery Series Subaccount	203,792
Total Return Series Subaccount	673,120
Utilities Series Subaccount	44,401

Invesco Variable Investment Fund

Financial Services Subaccount	72,820
Health Services Subaccount	117,082
Telecommunications Services Subaccount	25,646

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

PBHG Insurance Series Funds

Select Value Subaccount	$242,025
Mid-Cap Value Subaccount	591,142

PIMCO Variable Insurance Trust

Global Bond Subaccount	724,621
Real Return Subaccount	3,053,848
StocksPlus Growth and Income Subaccount	760,834

Total Net Assets—Combined Variable Account L	$546,176,113

During the year ended December 31, 2002, the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all of the subaccounts within the Variable Account were $366,304,143 and $287,836,028, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — Corporate Sponsored Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Corporate Sponsored Variable Universal Life’s Subaccounts of MONY America Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.
	Money Market Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount
ASSETS
Shares held in respective Funds	32,109,599	366,335	2,446,318	274,524

Investments at cost	$32,109,599	$4,048,845	$32,613,230	$3,007,413

Investments in respective Funds, at net asset value	$32,109,599	$4,128,592	$32,731,737	$3,146,048
Amount due from MONY America	48,978	94,525	1,630	635

Total assets	32,158,577	4,223,117	32,733,367	3,146,683

LIABILITIES
Amount due to respective Funds	48,978	94,525	1,630	635

Total liabilities	48,978	94,525	1,630	635

Net assets	$32,109,599	$4,128,592	$32,731,737	$3,146,048

Net assets consist of:
Contractholders’ net payments	$29,703,765	$3,673,180	$29,208,719	$2,696,023
Undistributed net investment income	2,405,834	441,034	3,892,679	310,600
Accumulated net realized gain (loss) on investments	0	(65,369)	(488,168)	790
Net unrealized appreciation of investments	0	79,747	118,507	138,635

Net assets	$32,109,599	$4,128,592	$32,731,737	$3,146,048

Number of units outstanding*	2,596,777	329,727	2,621,046	252,208

Net asset value per unit outstanding*	$12.37	$12.52	$12.49	$12.47

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	Corporate Sponsored Variable Universal Life

	Enterprise Accumulation Trust
	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount
ASSETS
Shares held in respective Funds	208,365	62,363	9,616	31,178	6,300,501	74,600

Investments at cost	$4,928,389	$1,439,553	$213,234	$162,887	$30,976,212	$600,472

Investments in respective Funds, at net asset value	$3,613,057	$1,221,688	$188,468	$135,001	$27,344,174	$587,103
Amount due from MONY America	269	1,039	277	0	93	185

Total assets	3,613,326	1,222,727	188,745	135,001	27,344,267	587,288

LIABILITIES
Amount due to respective Funds	269	1,039	277	0	93	185

Total liabilities	269	1,039	277	0	93	185

Net assets	$3,613,057	$1,221,688	$188,468	$135,001	$27,344,174	$587,103

Net assets consist of:
Contractholders’ net payments	$4,396,622	$1,042,678	$143,571	$120,374	$26,152,413	$572,967
Undistributed net investment income	1,423,726	519,217	299,457	161,088	5,762,682	21,257
Accumulated net realized gain (loss) on investments	(891,959)	(122,342)	(229,794)	(118,575)	(938,883)	6,248
Net unrealized appreciation (depreciation) of investments	(1,315,332)	(217,865)	(24,766)	(27,886)	(3,632,038)	(13,369)

Net assets	$3,613,057	$1,221,688	$188,468	$135,001	$27,344,174	$587,103

Number of units outstanding*	341,080	73,925	16,988	15,232	2,336,577	55,453

Net asset value per unit outstanding*	$10.59	$16.53	$11.09	$8.86	$11.70	$10.59

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

	Corporate Sponsored Variable Universal Life
Enterprise Accumulation Trust	Dreyfus Variable Investment Fund		Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	Van Eck Worldwide Insurance Trust
Growth Subaccount	Appreciation Subaccount	Small Company Stock Subaccount			Hard Assets Subaccount	Worldwide Bond Subaccount	Worldwide Emerging Markets Subaccount

46,275	61,772	51,560	1,634,388	9,043	3,496	8,342	13,205

$232,927	$2,251,002	$905,336	$54,788,730	$253,291	$39,710	$83,014	$112,335

$241,093	$2,160,800	$917,260	$47,985,630	$241,185	$37,372	$78,586	$107,487
742	855	1,464	102,158	0	0	0	0

241,835	2,161,655	918,724	48,087,788	241,185	37,372	78,586	107,487

742	855	1,464	102,158	0	0	0	0

742	855	1,464	102,158	0	0	0	0

$241,093	$2,160,800	$917,260	$47,985,630	$241,185	$37,372	$78,586	$107,487

$298,406	$2,246,139	$817,398	$51,659,788	$316,355	$39,207	$82,275	$159,194
2,695	82,716	3,576	2,145,732	4,477	303	8,159	197

(68,174)	(77,853)	84,362	983,210	(67,541)	200	(7,420)	(47,056)

8,166	(90,202)	11,924	(6,803,100)	(12,106)	(2,338)	(4,428)	(4,848)

$241,093	$2,160,800	$917,260	$47,985,630	$241,185	$37,372	$78,586	$107,487

29,036	162,699	84,950	3,736,835	29,198	3,747	7,936	20,273

$8.30	$13.28	$10.80	$12.84	$8.26	$9.97	$9.90	$5.30

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	Corporate Sponsored Variable Universal Life
	T. Rowe Price
	Equity Income Subaccount	Prime Reserve Subaccount	International Stock Subaccount	Limited Term Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount
ASSETS
Shares held in respective Funds	232,196	303,689	144,113	6,502	42,174	108,937

Investments at cost	$4,522,288	$303,689	$1,897,949	$32,797	$771,960	$1,613,578

Investments in respective Funds, at net asset value	$4,451,206	$303,689	$1,652,973	$32,901	$764,189	$1,603,550
Amount due from MONY America	24,260	300	662	0	12,297	30,120

Total assets	4,475,466	303,989	1,653,635	32,901	776,486	1,633,670

LIABILITIES
Amount due to respective Funds	24,260	300	662	0	12,297	30,120

Total liabilities	24,260	300	662	0	12,297	30,120

Net assets	$4,451,206	$303,689	$1,652,973	$32,901	$764,189	$1,603,550

Net assets consist of:
Contractholders’ net payments	$4,268,220	$281,922	$2,296,093	$28,042	$827,787	$1,564,014
Undistributed net investment income	267,379	21,767	111,603	3,234	85,571	131,937
Accumulated net realized gain (loss) on investments	(13,311)	0	(509,747)	1,521	(141,398)	(82,373)
Net unrealized appreciation (depreciation) of investments	(71,082)	0	(244,976)	104	(7,771)	(10,028)

Net assets	$4,451,206	$303,689	$1,652,973	$32,901	$764,189	$1,603,550

Number of units outstanding*	367,716	26,335	183,999	2,760	76,446	138,027

Net asset value per unit outstanding*	$12.11	$11.53	$8.98	$11.92	$10.00	$11.62

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Fidelity Variable Insurance Products Funds					The Universal Institutional Funds, Inc.
VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	VIP II Asset Manager Subaccount	VIP III Growth and Income Subaccount	Equity Growth Subaccount	Fixed Income Subaccount	Value Subaccount

38,966	233,531	13,001	355,042	741,144	29,743	446,420	13,241

$1,357,740	$4,705,256	$200,312	$5,184,174	$10,019,942	$454,684	$4,569,657	$176,009

$1,309,644	$4,700,978	$196,704	$5,151,654	$9,775,691	$422,652	$4,843,658	$169,094
52,383	19,433	0	0	13,328	142	185	783

1,362,027	4,720,411	196,704	5,151,654	9,789,019	422,794	4,843,843	169,877

52,383	19,433	0	0	13,328	142	185	783

52,383	19,433	0	0	13,328	142	185	783

$1,309,644	$4,700,978	$196,704	$5,151,654	$9,775,691	$422,652	$4,843,658	$169,094

$1,783,653	$5,053,441	$227,668	$5,188,797	$10,114,166	$556,984	$4,058,437	$171,770
129,179	98,448	405	90,123	510,120	27,361	501,805	8,464
(555,092)	(446,633)	(27,761)	(94,746)	(604,344)	(129,661)	9,415	(4,225)

(48,096)	(4,278)	(3,608)	(32,520)	(244,251)	(32,032)	274,001	(6,915)

$1,309,644	$4,700,978	$196,704	$5,151,654	$9,775,691	$422,652	$4,843,658	$169,094

152,490	540,827	27,752	549,214	1,108,899	52,593	397,278	13,722

$8.59	$8.69	$7.09	$9.38	$8.82	$8.04	$12.19	$12.32

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	Corporate Sponsored Variable Universal Life
	Janus Aspen Series
	Aggressive Growth Subaccount	Flexible Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount	Capital Appreciation Subaccount	Strategic Value Subaccount	Total
ASSETS
Shares held in respective Funds	79,121	549,965	55,012	287,201	61,189	373

Investments at cost	$2,114,365	$6,234,377	$1,552,663	$8,306,207	$1,485,200	$3,387	$224,272,413

Investments in respective Funds, at net asset value	$1,739,071	$6,412,592	$1,291,140	$8,196,716	$1,267,842	$3,422	$211,264,246
Amount due from MONY America	30,312	1,924	18,742	417	13,827	269	472,234

Total assets	1,769,383	6,414,516	1,309,882	8,197,133	1,281,669	3,691	211,736,480

LIABILITIES
Amount due to respective Funds	30,312	1,924	18,742	417	13,827	269	472,234

Total liabilities	30,312	1,924	18,742	417	13,827	269	472,234

Net assets	$1,739,071	$6,412,592	$1,291,140	$8,196,716	$1,267,842	$3,422	$211,264,246

Net assets consist of:
Contractholders' net payments	$3,349,790	$5,641,361	$2,835,059	$9,390,193	$1,648,637	$4,743	$212,619,851
Undistributed net investment income	88,766	551,739	175,936	135,048	22,947	7	20,447,268
Accumulated net realized gain (loss) on investments	(1,324,191)	41,277	(1,458,332)	(1,219,034)	(186,384)	(1,363)	(8,794,706)
Net unrealized appreciation (depreciation) of investments	(375,294)	178,215	(261,523)	(109,491)	(217,358)	35	(13,008,167)

Net assets	$1,739,071	$6,412,592	$1,291,140	$8,196,716	$1,267,842	$3,422	$211,264,246

Number of units outstanding*	373,628	559,685	164,542	1,087,638	199,382	369

Net asset value per unit outstanding*	$4.65	$11.46	$7.85	$7.54	$6.36	$9.26

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Money Market Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Equity Subaccount	Small Company Value Subaccount
Dividend income	$933,202	$272,408	$1,515,419	$139,985	$0	$3,099
Distribution from net realized gains	0	0	0	0	685,822	313,600

Net investment income	933,202	272,408	1,515,419	139,985	685,822	316,699

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	0	11,338	(197,513)	9,082	(1,019,400)	(90,609)
Net change in unrealized appreciation (depreciation) of investments	0	2,144	501,508	43,099	(332,988)	(175,605)

Net realized and unrealized gain (loss) on investments	0	13,482	303,995	52,181	(1,352,388)	(266,214)

Net increase (decrease) in net assets resulting from operations	$933,202	$285,890	$1,819,414	$192,166	$(666,566)	$50,485

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	Corporate Sponsored Variable Universal Life
	Enterprise Accumulation Trust
	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Growth Subaccount
Dividend income	$4,084	$948	$2,280,621	$8,400	$1,074
Distribution from net realized gains	9,771	14,670	0	11,213	0

Net investment income	13,855	15,618	2,280,621	19,613	1,074

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(97,625)	(59,083)	(652,869)	(21,372)	(67,869)
Net change in unrealized appreciation (depreciation) of investments	39,211	(12,504)	(277,653)	(9,007)	(1,436)

Net realized and unrealized loss on investments	(58,414)	(71,587)	(930,522)	(30,379)	(69,305)

Net increase (decrease) in net assets resulting from operations	$(44,559)	$(55,969)	$1,350,099	$(10,766)	$(68,231)

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Dreyfus Variable Investment Fund				Van Eck Worldwide Insurance Trust
Appreciation Subaccount	Small Company Stock Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	Hard Assets Subaccount	Worldwide Bond Subaccount	Worldwide Emerging Markets Subaccount
$18,671	$881	$472,307	$161	$258	$3,988	$0
0	0	250,428	0	0	0	0

18,671	881	722,735	161	258	3,988	0

(249,560)	26,737	(724,739)	(65,809)	67	(296)	(48,662)

(47,252)	(83,771)	(5,136,286)	13,257	(3,810)	(8,070)	46,754

(296,812)	(57,034)	(5,861,025)	(52,552)	(3,743)	(8,366)	(1,908)

$(278,141)	$(56,153)	$(5,138,290)	$(52,391)	$(3,485)	$(4,378)	$(1,908)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	Corporate Sponsored Variable Universal Life
	T. Rowe Price
	Equity Income Subaccount	Prime Reserve Subaccount	International Stock Subaccount	Limited Term Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount
Dividend income	$57,353	$10,591	$34,924	$1,690	$0	$43,476
Distribution from net realized gains	66,932	0	0	0	12,388	0

Net investment income	124,285	10,591	34,924	1,690	12,388	43,476

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	17,483	0	(479,240)	1,556	(125,500)	(85,077)
Net change in unrealized appreciation (depreciation) of investments	(120,429)	0	(85,721)	(710)	64,278	17,331

Net realized and unrealized gain (loss) on investments	(102,946)	0	(564,961)	846	(61,222)	(67,746)

Net increase (decrease) in net assets resulting from operations	$21,339	$10,591	$(530,037)	$2,536	$(48,834)	$(24,270)

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Fidelity Variable Insurance Products Funds					The Universal Institutional Funds, Inc.
VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	VIP II Asset Manager Subaccount	VIP III Growth and Income Subaccount	Equity Growth Subaccount	Fixed Income Subaccount	Value Subaccount
$937	$20,344	$405	$65,544	$119,620	$589	$194,001	$1,605
88,150	71,801	0	24,579	384,043	0	74,826	6,424

89,087	92,145	405	90,123	503,663	589	268,827	8,029

(448,713)	(399,309)	(28,158)	(103,948)	(695,834)	(91,393)	6,060	(5,558)

(9,623)	47,719	8,196	(23,778)	(246,307)	14,509	97,956	(7,453)

(458,336)	(351,590)	(19,962)	(127,726)	(942,141)	(76,884)	104,016	(13,011)

$(369,249)	$(259,445)	$(19,557)	$(37,603)	$(438,478)	$(76,295)	$372,843	$(4,982)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	Corporate Sponsored Variable Universal Life
	Janus Aspen Series
	Aggressive Growth Subaccount	Flexible Income Subaccount	International Growth Subaccount	Worldwide Growth Subaccount	Capital Appreciation Subaccount	Strategic Value Subaccount	Total
Dividend income	$0	$363,843	$16,191	$33,437	$17,654	$7	$6,637,717
Distribution from net realized gains	0	0	0	0	0	0	2,014,647

Net investment income	0	363,843	16,191	33,437	17,654	7	8,652,364

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,011,086)	43,526	(1,372,973)	(897,108)	(155,353)	(1,363)	(9,080,170)
Net change in unrealized appreciation (depreciation) of investments	(50,868)	81,540	585,833	51,933	(204,838)	30	(5,222,811)

Net realized and unrealized gain (loss) on investments	(1,061,954)	125,066	(787,140)	(845,175)	(360,191)	(1,333)	(14,302,981)

Net increase (decrease) in net assets resulting from operations	$(1,061,954)	$488,909	$(770,949)	$(811,738)	$(342,537)	$(1,326)	$(5,650,617)

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.
	Money Market Subaccount		Intermediate Term Bond Subaccount
	2001	2000	2001	2000
From operations:
Net investment income	$933,202	$1,064,803	$272,408	$125,577
Net realized gain (loss) on investments	0	0	11,338	(70,140)
Net change in unrealized appreciation of investments	0	0	2,144	100,988

Net increase in net assets resulting from operations	933,202	1,064,803	285,890	156,425

From unit transactions:
Net proceeds from the issuance of units	39,130,556	71,120,205	4,489,766	1,766,214
Net asset value of units redeemed or used to meet contract obligations	(38,320,196)	(61,036,860)	(3,233,493)	(155,264)

Net increase from unit transactions	810,360	10,083,345	1,256,273	1,610,950

Net increase in net assets	1,743,562	11,148,148	1,542,163	1,767,375
Net assets beginning of year	30,366,037	19,217,889	2,586,429	819,054

Net assets end of year*	$32,109,599	$30,366,037	$4,128,592	$2,586,429

Unit transactions:
Units outstanding beginning of year	2,549,112	1,712,047	224,102	76,605
Units issued during the year	3,197,234	5,904,013	375,738	161,713
Units redeemed during the year	(3,149,569)	(5,066,948)	(270,113)	(14,216)

Units outstanding end of year	2,596,777	2,549,112	329,727	224,102

* Includes undistributed net investment income of:	$2,405,834	$1,472,632	$441,034	$168,626

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Corporate Sponsored Variable Universal Life
	MONY Series Fund, Inc.
	Long Term Bond Subaccount		Government Securities Subaccount
	2001	2000	2001	2000
From operations:
Net investment income	$1,515,419	$1,339,956	$139,985	$115,614
Net realized gain (loss) on investments	(197,513)	(216,116)	9,082	(8,560)
Net change in unrealized appreciation of investments	501,508	1,771,312	43,099	109,948

Net increase in net assets resulting from operations	1,819,414	2,895,152	192,166	217,002

From unit transactions:
Net proceeds from the issuance of units	9,332,668	2,992,832	475,233	817,997
Net asset value of units redeemed or used to meet contract obligations	(1,968,116)	(1,007,725)	(378,180)	(200,294)

Net increase from unit transactions	7,364,552	1,985,107	97,053	617,703

Net increase in net assets	9,183,966	4,880,259	289,219	834,705
Net assets beginning of year	23,547,771	18,667,512	2,856,829	2,022,124

Net assets end of year*	$32,731,737	$23,547,771	$3,146,048	$2,856,829

Unit transactions:
Units outstanding beginning of year	2,004,098	1,836,729	244,081	189,531
Units issued during the year	785,272	252,333	39,169	72,238
Units redeemed during the year	(168,324)	(84,964)	(31,042)	(17,688)

Units outstanding end of year	2,621,046	2,004,098	252,208	244,081

* Includes undistributed net investment income of:	$3,892,679	$2,377,260	$310,600	$170,615

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Corporate Sponsored Variable Universal Life
	Enterprise Accumulation Trust
	Equity Subaccount		Small Company Value Subaccount
	2001	2000	2001	2000
From operations:
Net investment income	$685,822	$625,935	$316,699	$122,451
Net realized gain (loss) on investments	(1,019,400)	114,638	(90,609)	(16,053)
Net change in unrealized depreciation of investments	(332,988)	(1,002,837)	(175,605)	(75,390)

Net increase (decrease) in net assets resulting from operations	(666,566)	(262,264)	50,485	31,008

From unit transactions:
Net proceeds from the issuance of units	2,587,029	1,395,930	966,761	656,883
Net asset value of units redeemed or used to meet contract obligations	(617,028)	(238,119)	(800,766)	(245,728)

Net increase from unit transactions	1,970,001	1,157,811	165,995	411,155

Net increase in net assets	1,303,435	895,547	216,480	442,163
Net assets beginning of year	2,309,622	1,414,075	1,005,208	563,045

Net assets end of year*	$3,613,057	$2,309,622	$1,221,688	$1,005,208

Unit transactions:
Units outstanding beginning of year	177,032	102,764	64,061	36,787
Units issued during the year	228,323	89,542	59,158	43,574
Units redeemed during the year	(64,275)	(15,274)	(49,294)	(16,300)

Units outstanding end of year	341,080	177,032	73,925	64,061

* Includes undistributed net investment income of:	$1,423,726	$737,904	$519,217	$202,518

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	Enterprise Accumulation Trust
	Managed Subaccount		International Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000
From operations:
Net investment income	$13,855	$143,242	$15,618	$107,349
Net realized gain (loss) on investments	(97,625)	(118,363)	(59,083)	(69,424)
Net change in unrealized appreciation (depreciation) of investments	39,211	(19,694)	(12,504)	(277,665)

Net increase (decrease) in net assets resulting from operations	(44,559)	5,185	(55,969)	(239,740)

From unit transactions:
Net proceeds from the issuance of units	204,546	136,674	93,070	306,241
Net asset value of units redeemed or used to meet contract obligations	(346,309)	(123,540)	(116,980)	(894,518)

Net increase (decrease) from unit transactions	(141,763)	13,134	(23,910)	(588,277)

Net increase (decrease) in net assets	(186,322)	18,319	(79,879)	(828,017)
Net assets beginning of period	374,790	356,471	214,880	1,042,897

Net assets end of period*	$188,468	$374,790	$135,001	$214,880

Unit transactions:
Units outstanding beginning of period	30,018	28,967	17,506	70,342
Units issued during the period	17,175	10,943	9,388	27,506
Units redeemed during the period	(30,205)	(9,892)	(11,662)	(80,342)

Units outstanding end of period	16,988	30,018	15,232	17,506

* Includes undistributed net investment income of:	$299,457	$285,602	$161,088	$145,470

**	Commencement of operations.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Enterprise Accumulation Trust
High Yield Bond Subaccount		Small Company Growth Subaccount		Growth Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period February 4, 2000** through December 31, 2000

$2,280,621	$1,872,332	$19,613	$1,644	$1,074	$1,621
(652,869)	(214,443)	(21,372)	27,621	(67,869)	(305)
(277,653)	(2,145,196)	(9,007)	(15,463)	(1,436)	9,602

1,350,099	(487,307)	(10,766)	13,802	(68,231)	10,918

7,078,402	2,420,424	421,391	425,330	109,589	973,913
(1,664,314)	(1,412,759)	(245,356)	(165,802)	(780,266)	(4,830)

5,414,088	1,007,665	176,035	259,528	(670,677)	969,083

6,764,187	520,358	165,269	273,330	(738,908)	980,001
20,579,987	20,059,629	421,834	148,504	980,001	0

$27,344,174	$20,579,987	$587,103	$421,834	$241,093	$980,001

1,862,334	1,769,481	38,329	13,697	103,205	0
608,313	223,033	39,610	40,368	12,052	103,719
(134,070)	(130,180)	(22,486)	(15,736)	(86,221)	(514)

2,336,577	1,862,334	55,453	38,329	29,036	103,205

$5,762,682	$3,482,061	$21,257	$1,644	$2,695	$1,621

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Corporate Sponsored Variable Universal Life
	Dreyfus Variable Investment Fund
	Appreciation Subaccount		Small Company Stock Subaccount		Dreyfus Stock Index Subaccount
	2001	2000	2001	2000	2001	2000
From operations:
Net investment income	$18,671	$43,810	$881	$1,649	$722,735	$950,803
Net realized gain (loss) on investments	(249,560)	69,654	26,737	66,286	(724,739)	1,296,581
Net change in unrealized appreciation (depreciation) of investments	(47,252)	(145,208)	(83,771)	7,341	(5,136,286)	(5,308,948)

Net increase (decrease) in net assets resulting from operations	(278,141)	(31,744)	(56,153)	75,276	(5,138,290)	(3,061,564)

From unit transactions:
Net proceeds from the issuance of units	1,291,872	1,455,287	287,401	447,881	19,635,012	14,975,579
Net asset value of units redeemed or used to meet contract obligations	(1,329,911)	(705,319)	(431,872)	(195,357)	(5,292,602)	(3,812,299)

Net increase (decrease) from unit transactions	(38,039)	749,968	(144,471)	252,524	14,342,410	11,163,280

Net increase (decrease) in net assets	(316,180)	718,224	(200,624)	327,800	9,204,120	8,101,716
Net assets beginning of year	2,476,980	1,758,756	1,117,884	790,084	38,781,510	30,679,794

Net assets end of year*	$2,160,800	$2,476,980	$917,260	1,117,884	$47,985,630	$38,781,510

Unit transactions:
Units outstanding beginning of year	168,512	118,872	101,945	78,184	2,652,230	1,903,421
Units issued during the year	88,724	96,325	27,361	42,142	1,466,686	1,004,529
Units redeemed during the year	(94,537)	(46,685)	(44,356)	(18,381)	(382,081)	(255,720)

Units outstanding end of year	162,699	168,512	84,950	101,945	3,736,835	2,652,230

* Includes undistributed net investment income of:	$82,716	$64,045	$3,576	$2,695	$2,145,732	$1,422,997

See notes to financial statements.

Corporate Sponsored Variable Universal Life
		Van Eck Worldwide Insurance Trust
Dreyfus Socially Responsible Growth Subaccount		Hard Assets Subaccount		Worldwide Bond Subaccount		Worldwide Emerging Markets Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$161	$1,642	$258	$42	$3,988	$3,021	$0	$0
(65,809)	(1,814)	67	142	(296)	(7,135)	(48,662)	(2,021)

13,257	(35,985)	(3,810)	1,286	(8,070)	5,541	46,754	(70,897)

(52,391)	(36,157)	(3,485)	1,470	(4,378)	1,427	(1,908)	(72,918)

140,760	239,230	22,620	18,396	12,364	85,997	99,418	189,753

(58,986)	(71,280)	(4,442)	(609)	(16,792)	(52,332)	(132,990)	(44,361)

81,774	167,950	18,178	17,787	(4,428)	33,665	(33,572)	145,392

29,383	131,793	14,693	19,257	(8,806)	35,092	(35,480)	72,474
211,802	80,009	22,679	3,422	87,392	52,300	142,967	70,493

$241,185	$211,802	$37,372	$22,679	$78,586	$87,392	$107,487	$142,967

19,852	6,671	2,039	343	8,374	5,105	26,477	7,590
16,660	18,775	2,132	1,754	998	8,350	14,186	24,650
(7,314)	(5,594)	(424)	(58)	(1,436)	(5,081)	(20,390)	(5,763)

29,198	19,852	3,747	2,039	7,936	8,374	20,273	26,477

$4,477	$4,316	$303	$45	$8,159	$4,171	$197	$197

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Corporate Sponsored Variable Universal Life
	T. Rowe Price
	Equity Income Subaccount		Prime Reserve Subaccount
	2001	2000	2001	2000
From operations:
Net investment income	$124,285	$103,960	$10,591	$6,999
Net realized gain (loss) on investments	17,483	(33,920)	0	0
Net change in unrealized appreciation (depreciation) of investments	(120,429)	99,193	0	0

Net increase (decrease) in net assets resulting from operations	21,339	169,233	10,591	6,999

From unit transactions:
Net proceeds from the issuance of units	3,334,123	1,262,171	109,738	216,211
Net asset value of units redeemed or used to meet contract obligations	(770,471)	(279,879)	(60,303)	(81,150)

Net increase (decrease) from unit transactions	2,563,652	982,292	49,435	135,061

Net increase (decrease) in net assets	2,584,991	1,151,525	60,026	142,060
Net assets beginning of year	1,866,215	714,690	243,663	101,603

Net assets end of year	$4,451,206	$1,866,215	$303,689	$243,663

Unit transactions:
Units outstanding beginning of year	156,427	67,719	21,977	9,723
Units issued during the year	275,223	113,984	8,480	19,616
Units redeemed during the year	(63,934)	(25,276)	(4,122)	(7,362)

Units outstanding end of year	367,716	156,427	26,335	21,977

* Includes undistributed net investment income of:	$267,379	$143,094	$21,767	$11,176

See notes to financial statements.

Corporate Sponsored Variable Universal Life
T. Rowe Price
International Stock Subaccount		Limited Term Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$34,924	$74,383	$1,690	$1,499	$12,388	$52,479	$43,476	$72,991
(479,240)	(32,047)	1,556	(33)	(125,500)	(22,967)	(85,077)	(2,525)
(85,721)	(186,480)	(710)	852	64,278	(83,372)	17,331	(27,008)

(530,037)	(144,144)	2,536	2,318	(48,834)	(53,860)	(24,270)	43,458

1,403,156	2,287,853	51,038	32,552	457,495	277,405	1,265,256	1,139,090
(1,248,345)	(253,632)	(54,283)	(2,220)	(121,293)	(95,257)	(823,830)	(97,518)

154,811	2,034,221	(3,245)	30,332	336,202	182,148	441,426	1,041,572

(375,226)	1,890,077	(709)	32,650	287,368	128,288	417,156	1,085,030
2,028,199	138,122	33,610	960	476,821	348,533	1,186,394	101,364

$1,652,973	$2,028,199	$32,901	$33,610	$764,189	$476,821	$1,603,550	$1,186,394

175,616	9,827	3,058	95	42,050	27,453	99,656	8,978
110,499	186,460	4,413	3,180	44,295	22,230	103,356	99,168
(102,116)	(20,671)	(4,711)	(217)	(9,899)	(7,633)	(64,985)	(8,490)

183,999	175,616	2,760	3,058	76,446	42,050	138,027	99,656

$111,603	$76,679	$3,234	$1,544	$85,571	$73,183	$131,937	$88,461

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period March 31, 2000** through December 31, 2000
From operations:
Net investment income	$89,087	$40,092	$92,145	$6,303	$405	$0
Net realized gain (loss) on investments	(448,713)	(106,405)	(399,309)	(47,324)	(28,158)	397
Net change in unrealized appreciation (depreciation) of investments	(9,623)	(47,202)	47,719	(53,967)	8,196	(11,804)

Net increase (decrease) in net assets resulting from operations	(369,249)	(113,515)	(259,445)	(94,988)	(19,557)	(11,407)

From unit transactions:
Net proceeds from the issuance of units	1,667,237	1,538,960	4,494,792	2,429,275	190,571	125,691
Net asset value of units redeemed or used to meet contract obligations	(1,115,153)	(488,164)	(1,713,037)	(194,515)	(86,501)	(2,093)

Net increase from unit transactions	552,084	1,050,796	2,781,755	2,234,760	104,070	123,598

Net increase in net assets	182,835	937,281	2,522,310	2,139,772	84,513	112,191
Net assets beginning of period	1,126,809	189,528	2,178,668	38,896	112,191	0

Net assets end of period*	$1,309,644	$1,126,809	$4,700,978	$2,178,668	$196,704	$112,191

Unit transactions:
Units outstanding beginning of period	108,046	16,127	219,956	3,667	13,546	0
Units issued during the period	182,530	134,622	522,349	235,115	27,485	13,776
Units redeemed during the period	(138,086)	(42,703)	(201,478)	(18,826)	(13,279)	(230)

Units outstanding end of period	152,490	108,046	540,827	219,956	27,752	13,546

* Includes undistributed net investment income of:	$129,179	$40,092	$98,448	$6,303	$405	$0

** Commencement of operations.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Fidelity Variable Insurance Products Funds				The Universal Institutional Funds, Inc.
VIP II Asset Manager Subaccount		VIP III Growth and Income Subaccount		Equity Growth Subaccount		Fixed Income Subaccount
For the year ended December 31, 2001	For the period February 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 13, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period January 6, 2000** through December 31, 2000

$90,123	$0	$503,663	$6,457	$589	$22,533	$268,827	$232,978
(103,948)	9,202	(695,834)	91,490	(91,393)	(38,268)	6,060	3,355
(23,778)	(8,742)	(246,307)	2,056	14,509	(51,445)	97,956	176,045

(37,603)	460	(438,478)	100,003	(76,295)	(67,180)	372,843	412,378

5,436,931	505,676	11,823,666	4,437,094	377,839	632,725	545,518	3,615,737
(731,485)	(22,325)	(5,974,560)	(172,034)	(248,615)	(326,534)	(52,294)	(50,524)

4,705,446	483,351	5,849,106	4,265,060	129,224	306,191	493,224	3,565,213

4,667,843	483,811	5,410,628	4,365,063	52,929	239,011	866,067	3,977,591
483,811	0	4,365,063	0	369,723	130,712	3,977,591	0

$5,151,654	$483,811	$9,775,691	$4,365,063	$422,652	$369,723	$4,843,658	$3,977,591

49,469	0	451,843	0	39,055	12,171	356,647	0
575,581	51,754	1,319,540	470,068	44,112	55,554	45,092	361,701
(75,836)	(2,285)	(662,484)	(18,225)	(30,574)	(28,670)	(4,461)	(5,054)

549,214	49,469	1,108,899	451,843	52,593	39,055	397,278	356,647

$90,123	$0	$510,120	$6,457	$27,361	$26,772	$501,805	$232,978

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Corporate Sponsored Variable Universal Life
	The Universal Institutional Funds, Inc.		Janus Aspen Series
	Value Subaccount		Aggressive Growth Subaccount		Flexible Income Subaccount
	For the year ended December 31, 2001	For the period May 22, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000
From operations:
Net investment income	$8,029	$435	$0	$88,766	$363,843	$187,459
Net realized gain (loss) on investments	(5,558)	1,333	(1,011,086)	(313,107)	43,526	(2,249)
Net change in unrealized appreciation (depreciation) of investments	(7,453)	538	(50,868)	(348,905)	81,540	97,100

Net increase (decrease) in net assets resulting from operations	(4,982)	2,306	(1,061,954)	(573,246)	488,909	282,310

From unit transactions:
Net proceeds from the issuance of units	183,341	18,053	2,164,256	2,683,340	371,803	6,091,246
Net asset value of units redeemed or used to meet contract obligations	(29,237)	(387)	(1,202,446)	(523,661)	(716,353)	(118,226)

Net increase (decrease) from unit transactions	154,104	17,666	961,810	2,159,679	(344,550)	5,973,020

Net increase (decrease) in net assets	149,122	19,972	(100,144)	1,586,433	144,359	6,255,330
Net assets beginning of period	19,972	0	1,839,215	252,782	6,268,233	12,903

Net assets end of period*	$169,094	$19,972	$1,739,071	$1,839,215	$6,412,592	$6,268,233

Unit transactions:
Units outstanding beginning of period	1,655	0	239,319	22,352	589,418	1,289
Units issued during the period	14,661	1,691	358,936	269,575	32,669	599,770
Units redeemed during the period	(2,594)	(36)	(224,627)	(52,608)	(62,402)	(11,641)

Units outstanding end of period	13,722	1,655	373,628	239,319	559,685	589,418

* Includes undistributed net investment income of:	$8,464	$435	$88,766	$88,766	$551,739	$187,896

** Commencement of operations.

See notes to financial statements.

Corporate Sponsored Variable Universal Life
Janus Aspen Series
International Growth Subaccount		Worldwide Growth Subaccount		Capital Appreciation Subaccount		Strategic Value Subaccount		Total
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period February 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period December 27, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

$16,191	$159,745	$33,437	$101,611	$17,654	$5,293	$7	$0	$8,652,364	$7,685,474
(1,372,973)	(85,359)	(897,108)	(321,935)	(155,353)	(31,031)	(1,363)	0	(9,080,170)	(80,845)
585,833	(847,849)	51,933	(168,424)	(204,838)	(12,520)	30	5	(5,222,811)	(8,563,194)

(770,949)	(773,463)	(811,738)	(388,748)	(342,537)	(38,258)	(1,326)	5	(5,650,617)	(958,565)

804,711	4,414,228	9,596,205	2,325,463	1,240,714	927,886	3,940	875	131,900,788	135,386,297
(2,275,785)	(111,453)	(2,362,410)	(279,778)	(467,016)	(52,947)	(72)	0	(75,792,088)	(73,519,293)

(1,471,074)	4,302,775	7,233,795	2,045,685	773,698	874,939	3,868	875	56,108,700	61,867,004

(2,242,023)	3,529,312	6,422,057	1,656,937	431,161	836,681	2,542	880	50,458,083	60,908,439
3,533,163	3,851	1,774,659	117,722	836,681	0	880	0	160,806,163	99,897,724

$1,291,140	$3,533,163	$8,196,716	$1,774,659	$1,267,842	$836,681	$3,422	$880	$211,264,246	$160,806,163

345,650	317	182,651	10,224	103,062	0	88	0
88,448	354,278	1,163,782	196,009	170,326	109,299	289	88
(269,556)	(8,945)	(258,795)	(23,582)	(74,006)	(6,237)	(8)	0

164,542	345,650	1,087,638	182,651	199,382	103,062	369	88

$175,936	$159,745	$135,048	$101,611	$22,947	$5,293	$7	$0	$20,447,268	$11,794,904

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance Policies, which include Variable Life Insurance (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Universal Life Insurance Policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to the Corporate Sponsored Variable Universal Life Insurance Policies (CSVUL) is presented here.

There are currently thirty-eight Corporate Sponsored Variable Universal Life Subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), the Dreyfus Variable Investment Fund, the Dreyfus Stock Index Fund, the Dreyfus Socially Responsible Growth Fund, Inc., the Van Eck Worldwide Insurance Trust, T. Rowe Price, Fidelity Variable Insurance Products Funds, Janus Aspen Series and The Universal Institutional Funds, Inc. (collectively the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from the portfolios of the Funds are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Corporate Sponsored Variable Universal Life subaccounts for the year ended December 31, 2001 aggregated $8,070,644.

As investment adviser to the Fund, MONY America receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2001, MONY America received $135,581 in aggregate from certain Funds in connection with Corporate Sponsored Variable Universal Life subaccounts.

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2001 were as follows:

Corporate Sponsored Variable Universal Life Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.
Money Market Portfolio	$55,506,899	$54,696,539
Intermediate Term Bond Portfolio	5,028,099	3,771,826
Long Term Bond Portfolio	10,637,395	3,272,843
Government Securities Portfolio	616,239	519,186

Enterprise Accumulation Trust
Equity Portfolio	2,793,942	823,941
Small Company Value Portfolio	1,375,906	1,209,911
Managed Portfolio	225,658	367,421
International Growth Portfolio	351,353	375,263
High Yield Bond Portfolio	8,931,806	3,517,718
Small Company Growth Portfolio	467,708	291,673
Growth Portfolio	385,639	1,056,316

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

Corporate Sponsored Variable Universal Life Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Dreyfus Variable Investment Fund

Appreciation Portfolio	$2,247,117	$2,285,156
Dreyfus Small Company Stock Portfolio	397,158	541,629

Dreyfus
Dreyfus Stock Index Fund	22,104,414	7,762,004
Dreyfus Socially Responsible Growth Fund, Inc.	324,559	242,785

Van Eck Worldwide Insurance Trust
Hard Assets Portfolio	29,980	11,802
Worldwide Bond Portfolio	12,994	17,422
Worldwide Emerging Markets Portfolio	107,756	141,328

T. Rowe Price
Equity Income Portfolio	3,568,004	1,004,352
Prime Reserve Portfolio	116,012	66,577
International Stock Portfolio	2,173,664	2,018,853
Limited Term Portfolio	58,079	61,324
New America Growth Portfolio	750,337	414,135
Personal Strategy Balanced Portfolio	1,636,903	1,195,477

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio	1,908,038	1,355,954
VIP II Contrafund Portfolio	5,712,281	2,930,526
VIP III Growth Opportunities Portfolio	209,996	105,926
VIP II Asset Manager Portfolio	5,589,622	884,176
VIP III Growth and Income Portfolio	12,902,879	7,053,773

The Universal Institutional Funds, Inc.
Equity Growth Portfolio	408,391	279,167
Fixed Income Portfolio	556,026	62,802
Value Portfolio	301,816	147,712

Janus Aspen Series
Aggressive Growth Portfolio	2,685,681	1,723,871
Flexible Income Portfolio	470,964	815,514
International Growth Portfolio	1,242,947	2,714,021
Worldwide Growth Portfolio	10,512,148	3,278,353
Capital Appreciation Portfolio	1,305,000	531,302
Strategic Value Portfolio	11,110	7,242

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
Corporate Sponsored Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

MONY Series Fund, Inc.

Money Market Subaccount	2,596,777	$12.37	$32,110	3.48%	3.86%
Intermediate Term Bond Subaccount	329,727	12.52	4,129	7.16	8.49
Long Term Bond Subaccount	2,621,046	12.49	32,732	5.01	6.30
Government Securities Subaccount	252,208	12.47	3,146	4.61	6.58

Enterprise Accumulation Trust

Equity Subaccount	341,080	10.59	3,613	0.00	(18.85)
Small Company Value Subaccount	73,925	16.53	1,222	0.24	5.35
Managed Subaccount	16,988	11.09	188	1.64	(11.21)
International Growth Subaccount	15,232	8.86	135	0.62	(27.79)
High Yield Bond Subaccount	2,336,577	11.70	27,344	8.87	5.88
Small Company Growth Subaccount	55,453	10.59	587	1.75	(3.82)
Growth Subaccount	29,036	8.30	241	0.27	(12.63)

Dreyfus Variable Investment Fund

Appreciation Subaccount	162,699	13.28	2,161	0.80	(9.66)
Dreyfus Small Company Stock Subaccount	84,950	10.80	917	0.08	(1.55)

Dreyfus

Dreyfus Stock Index Subaccount	3,736,835	12.84	47,986	1.15	(12.18)
Dreyfus Socially Responsible Growth Subaccount	29,198	8.26	241	0.08	(22.59)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	3,747	9.97	37	0.89	(10.34)
Worldwide Bond Subaccount	7,936	9.90	79	4.51	(5.17)
Worldwide Emerging Markets Subaccount	20,273	5.30	107	0.00	(1.85)

T. Rowe Price

Equity Income Subaccount	367,716	12.11	4,451	1.65	1.51
Prime Reserve Subaccount	26,335	11.53	304	3.86	3.97
International Stock Subaccount	183,999	8.98	1,653	1.78	(22.25)
Limited Term Subaccount	2,760	11.92	33	5.38	8.46
New America Growth Subaccount	76,446	10.00	764	0.00	(11.82)
Personal Strategy Balanced Subaccount	138,027	11.62	1,604	3.13	(2.35)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	152,490	8.59	1,310	0.06	(17.64)
VIP II Contrafund Subaccount	540,827	8.69	4,701	0.62	(12.31)
VIP III Growth Opportunities Subaccount	27,752	7.09	197	0.27	(14.37)
VIP II Asset Manager Subaccount	549,214	9.38	5,152	2.41	(4.09)
VIP III Growth and Income Subaccount	1,108,899	8.82	9,776	1.36	(8.70)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the year ended December 31, 2001
Corporate Sponsored Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

The Universal Institutional Funds, Inc.
Equity Growth Subaccount	52,593	$8.04	$423	0.13%	(15.10)%
Fixed Income Subaccount	397,278	12.19	4,844	4.53	9.33
Value Subaccount	13,722	12.32	169	1.63	2.07

Janus Aspen Series
Aggressive Growth Subaccount	373,628	4.65	1,739	0.00	(39.53)
Flexible Income Subaccount	559,685	11.46	6,413	5.58	7.81
International Growth Subaccount	164,542	7.85	1,291	0.67	(23.19)
Worldwide Growth Subaccount	1,087,638	7.54	8,197	0.73	(22.43)
Capital Appreciation Subaccount	199,382	6.36	1,268	1.38	(21.68)
Strategic Value Subaccount	369	9.26	3	0.23	(7.86)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Custom Equity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Equity Master’s Subaccounts of MONY America Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount
ASSETS
Shares held in respective Funds	123,867	175,109	148,951	7,436,577	456,178	454,647	475,937

Investments at cost	$1,364,712	$2,292,251	$1,671,453	$7,436,577	$9,593,137	$9,973,282	$10,581,745

Investments in respective Funds, at net asset value	$1,395,985	$2,342,958	$1,706,976	$7,436,577	$7,910,126	$8,906,544	$9,328,371
Amount due from MONY America	14,018	11,694	7,483	123,152	37,600	77,279	31,602
Amount due from respective Funds	1,055	2,280	1,893	6,898	9,761	17,882	20,638

Total assets	1,411,058	2,356,932	1,716,352	7,566,627	7,957,487	9,001,705	9,380,611

LIABILITIES
Amount due to MONY America	1,285	2,673	2,182	8,140	11,133	19,365	22,228
Amount due to respective Funds	14,018	11,694	7,483	123,152	37,600	77,279	31,602

Total liabilities	15,303	14,367	9,665	131,292	48,733	96,644	53,830

Net assets	$1,395,755	$2,342,565	$1,706,687	$7,435,335	$7,908,754	$8,905,061	$9,326,781

Net assets consist of:
Contractholders’ net payments	$1,289,121	$2,175,950	$1,596,702	$7,103,115	$9,298,869	$8,193,510	$9,896,605
Undistributed net investment income (loss)	64,964	90,630	51,644	332,220	2,455,507	2,606,829	3,633,112
Accumulated net realized gain (loss) on investments	10,397	25,278	22,818	0	(2,162,611)	(828,540)	(2,949,562)
Net unrealized appreciation (depreciation) of investments	31,273	50,707	35,523	0	(1,683,011)	(1,066,738)	(1,253,374)

Net assets	$1,395,755	$2,342,565	$1,706,687	$7,435,335	$7,908,754	$8,905,061	$9,326,781

Number of units outstanding*	119,810	209,209	146,574	649,426	887,133	641,682	941,722

Net asset value per unit outstanding*	$11.65	$11.20	$11.64	$11.45	$8.91	$13.88	$9.90

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount

621,963	504,139	4,013,478	1,490,756	671,591	422,686	763,825	754,660	118,961

$3,593,442	$2,256,897	$22,224,931	$8,703,898	$5,268,225	$2,219,949	$5,012,388	$7,076,132	$571,584

$2,693,101	$2,187,964	$20,910,220	$8,064,992	$5,285,420	$2,121,883	$4,346,163	$6,361,782	$578,152

18,575	16,077	76,413	45,234	37,580	15,502	31,245	23,038	5,716

2,515	15,715	37,981	11,490	18,826	3,368	6,867	4,950	1,502

2,714,191	2,219,756	21,024,614	8,121,716	5,341,826	2,140,753	4,384,275	6,389,770	585,370

2,969	16,086	41,564	12,854	19,712	3,724	7,609	6,037	1,598

18,575	16,077	76,413	45,234	37,580	15,502	31,245	23,038	5,716

21,544	32,163	117,977	58,088	57,292	19,226	38,854	29,075	7,314

$2,692,647	$2,187,593	$20,906,637	$8,063,628	$5,284,534	$2,121,527	$4,345,421	$6,360,695	$578,056

$3,442,925	$2,136,275	$22,816,837	$8,657,693	$5,090,841	$2,202,523	$5,014,900	$8,833,536	$574,572

492,118	218,058	100,435	32,934	164,714	14,319	175,477	(28,112)	5,726

(342,055)	(97,807)	(695,924)	11,907	11,784	2,751	(178,731)	(1,730,379)	(8,810)

(900,341)	(68,933)	(1,314,711)	(638,906)	17,195	(98,066)	(666,225)	(714,350)	6,568

$2,692,647	$2,187,593	$20,906,637	$8,063,628	$5,284,534	$2,121,527	$4,345,421	$6,360,695	$578,056

309,095	206,143	2,036,137	758,620	338,648	208,347	371,317	818,793	59,101

$8.71	$10.61	$10.27	$10.63	$15.60	$10.18	$11.70	$7.77	$9.78

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Worldwide Growth Subaccount	Emerging Countries Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount
ASSETS
Shares held in respective Funds	8,136	14,394	31,572	210,757	31,404

Investments at cost	$69,276	$127,468	$229,365	$6,560,201	$929,350

Investments in respective Funds, at net asset value	$72,573	$137,027	$242,470	$6,187,817	$837,545
Amount due from MONY America	930	59	12,923	119,700	2,709
Amount due from respective Funds	63	121	297	5,581	1,469

Total assets	73,566	137,207	255,690	6,313,098	841,723

LIABILITIES
Amount due to MONY America	75	143	334	6,612	1,612
Amount due to respective Funds	930	59	12,923	119,700	2,709

Total liabilities	1,005	202	13,257	126,312	4,321

Net assets	$72,561	$137,005	$242,433	$6,186,786	$837,402

Net assets consist of:
Contractholders’ net payments	$70,932	$129,070	$234,503	$6,836,904	$1,010,446
Undistributed net investment income (loss)	(75)	(148)	(169)	121,005	3,377
Accumulated net realized loss on investments	(1,593)	(1,476)	(5,006)	(398,739)	(84,616)
Net unrealized appreciation (depreciation) of investments	3,297	9,559	13,105	(372,384)	(91,805)

Net assets	$72,561	$137,005	$242,433	$6,186,786	$837,402

Number of units outstanding*	8,149	14,433	31,935	726,355	110,913

Net asset value per unit outstanding*	$8.90	$9.49	$7.59	$8.52	$7.55

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
Fidelity Variable Insurance Products Funds			Janus Aspen Series
VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

110,988	179,928	62,375	221,225	134,565	167,579	171,238

$4,019,646	$3,773,344	$1,017,724	$6,011,456	$3,136,462	$3,998,608	$5,515,196	$135,228,699

$3,715,867	$3,609,361	$942,491	$4,862,533	$3,037,124	$3,472,242	$4,887,146	$123,581,410
17,159	21,958	6,742	47,411	20,369	14,715	23,536	860,419
5,763	2,838	741	6,968	2,808	5,805	8,923	204,998

3,738,789	3,634,157	949,974	4,916,912	3,060,301	3,492,762	4,919,605	124,646,827

6,397	3,445	899	7,784	3,316	6,396	9,744	225,916
17,159	21,958	6,742	47,411	20,369	14,715	23,536	860,419

23,556	25,403	7,641	55,195	23,685	21,111	33,280	1,086,335

$3,715,233	$3,608,754	$942,333	$4,861,717	$3,036,616	$3,471,651	$4,886,325	$123,560,492

$4,359,532	$3,973,896	$1,102,778	$8,025,837	$3,136,409	$4,537,642	$6,333,790	$138,075,713
135,646	86,796	3,418	279,099	127,885	50,133	158,449	11,375,991
(476,166)	(287,955)	(88,630)	(2,294,296)	(128,340)	(589,758)	(977,864)	(14,243,923)
(303,779)	(163,983)	(75,233)	(1,148,923)	(99,338)	(526,366)	(628,050)	(11,647,289)

$3,715,233	$3,608,754	$942,333	$4,861,717	$3,036,616	$3,471,651	$4,886,325	$123,560,492

447,940	389,954	132,217	850,465	308,589	414,025	573,563

$8.29	$9.25	$7.13	$5.72	$9.84	$8.39	$8.52

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount
Dividend income	$41,921	$58,512	$38,308	$181,182	$0	$17,305	$186,082
Distribution from net realized gains	0	0	0	0	1,220,645	1,751,313	445,241
Mortality and expense risk charges	(3,443)	(5,486)	(3,893)	(18,576)	(21,973)	(22,334)	(28,988)

Net investment income	38,478	53,026	34,415	162,606	1,198,672	1,746,284	602,335

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	18,726	39,271	24,712	0	(2,137,173)	(853,313)	(2,003,922)
Net change in unrealized appreciation (depreciation) of investments	12,660	(13,192)	1,185	0	(173,402)	(530,524)	459,477

Net realized and unrealized gain (loss) on investments	31,386	26,079	25,897	0	(2,310,575)	(1,383,837)	(1,544,445)

Net increase (decrease) in net assets resulting from operations	$69,864	$79,105	$60,312	$162,606	$(1,111,903)	$362,447	$(942,110)

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount
$17,209	$130,869	$84,872	$60,809	$0	$18,809	$25,808
266,565	0	0	0	166,871	0	0
(8,299)	(5,181)	(61,817)	(22,918)	(14,202)	(5,707)	(13,506)

275,475	125,688	23,055	37,891	152,669	13,102	12,302

(482,736)	(59,261)	(1,190,103)	(145,616)	(328,203)	6,513	(496,675)

(544,222)	(3,248)	(953,565)	(651,045)	150,337	(191,389)	(294,834)

(1,026,958)	(62,509)	(2,143,668)	(796,661)	(177,866)	(184,876)	(791,509)

$(751,483)	$63,179	$(2,120,613)	$(758,770)	$(25,197)	$(171,774)	$(779,207)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust					Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount
	Multi-Cap Growth Subaccount	Balanced Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount	Mid-Cap Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2001	For the period May 3, 2001** through December 31, 2001	For the period May 24, 2001** through December 31, 2001	For the period May 21, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001
Dividend income	$0	$6,302	$0	$0	$0	$53,237	$537
Distribution from net realized gains	0	0	0	0	0	31,517	0
Mortality and expense risk charges	(18,637)	(1,194)	(75)	(148)	(169)	(15,207)	(2,220)

Net investment income (loss)	(18,637)	5,108	(75)	(148)	(169)	69,547	(1,683)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(1,405,665)	(8,920)	(1,593)	(1,476)	(5,006)	(394,027)	(89,879)
Net change in unrealized appreciation (depreciation) of investments	521,072	4,335	3,297	9,559	13,105	(150,787)	(54,540)

Net realized and unrealized gain (loss) on investments	(884,593)	(4,585)	1,704	8,083	8,099	(544,814)	(144,419)

Net increase (decrease) in net assets resulting from operations	$(903,230)	$523	$1,629	$7,935	$7,930	$(475,267)	$(146,102)

**	Commencement of operations

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	MONY Custom Equity Master
	Fidelity Variable Insurance Products Funds			Janus Aspen Series
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total
Dividend income	$0	$13,878	$1,407	$0	$67,620	$39,808	$22,743	$1,067,218
Distribution from net realized gains	133,165	55,510	0	0	0	0	0	4,070,827
Mortality and expense risk charges	(9,363)	(9,535)	(2,534)	(13,700)	(7,352)	(10,109)	(13,726)	(340,292)

Net investment income (loss)	123,802	59,853	(1,127)	(13,700)	60,268	29,699	9,017	4,797,753

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(449,044)	(250,137)	(78,125)	(2,027,594)	(105,414)	(586,101)	(908,964)	(13,919,725)
Net change in unrealized appreciation (depreciation) of investments	(109,497)	(87,355)	(16,829)	211,003	(27,979)	(109,141)	(44,378)	(2,569,897)

Net realized and unrealized loss on investments	(558,541)	(337,492)	(94,954)	(1,816,591)	(133,393)	(695,242)	(953,342)	(16,489,622)

Net decrease in net assets resulting from operations	$(434,739)	$(277,639)	$(96,081)	$(1,830,291)	$(73,125)	$(665,543)	$(944,325)	$(11,691,869)

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount
	2001	2000	2001	2000

From operations:
Net investment income	$38,478	$19,462	$53,026	$31,499
Net realized gain (loss) on investments	18,726	(688)	39,271	(1,749)
Net change in unrealized appreciation (depreciation) of investments	12,660	18,002	(13,192)	70,974

Net increase (decrease) in net assets resulting from operations	69,864	36,776	79,105	100,724

From unit transactions:
Net proceeds from the issuance of units	1,045,876	334,344	1,698,621	693,119
Net asset value of units redeemed or used to meet contract obligations	(337,013)	(239,212)	(439,927)	(213,919)

Net increase from unit transactions	708,863	95,132	1,258,694	479,200

Net increase in net assets	778,727	131,908	1,337,799	579,924
Net assets beginning of year	617,028	485,120	1,004,766	424,842

Net assets end of year*	$1,395,755	$617,028	$2,342,565	$1,004,766

Unit transactions:
Units outstanding beginning of year	57,274	48,440	95,045	46,303
Units issued during the year	92,223	32,519	154,135	70,758
Units redeemed during the year	(29,687)	(23,685)	(39,971)	(22,016)

Units outstanding end of year	119,810	57,274	209,209	95,045

* Includes undistributed net investment income of:	$64,964	$26,486	$90,630	$37,604

See notes to financial statements.

MONY Custom Equity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Government Securities Subaccount		Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$34,415	$15,278	$162,606	$139,080	$1,198,672	$1,112,011	$1,746,284	$743,430
24,712	21	0	0	(2,137,173)	(17,696)	(853,313)	(8,964)
1,185	33,373	0	0	(173,402)	(1,641,850)	(530,524)	(646,837)

60,312	48,672	162,606	139,080	(1,111,903)	(547,535)	362,447	87,629

1,248,637	463,494	10,168,732	7,729,097	5,897,441	4,348,369	5,655,360	3,298,829
(279,378)	(89,978)	(6,171,129)	(6,121,091)	(1,953,936)	(1,201,211)	(1,726,609)	(1,315,347)

969,259	373,516	3,997,603	1,608,006	3,943,505	3,147,158	3,928,751	1,983,482

1,029,571	422,188	4,160,209	1,747,086	2,831,602	2,599,623	4,291,198	2,071,111
677,116	254,928	3,275,126	1,528,040	5,077,152	2,477,529	4,613,863	2,542,752

$1,706,687	$677,116	$7,435,335	$3,275,126	$7,908,754	$5,077,152	$8,905,061	$4,613,863

61,762	25,422	295,900	146,000	460,705	212,392	348,647	196,273
109,198	45,013	899,585	720,831	644,461	343,075	421,220	253,071
(24,386)	(8,673)	(546,059)	(570,931)	(218,033)	(94,762)	(128,185)	(100,697)

146,574	61,762	649,426	295,900	887,133	460,705	641,682	348,647

$51,644	$17,229	$332,220	$169,614	$2,455,507	$1,256,835	$2,606,829	$860,545

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Managed Subaccount		International Growth Subaccount
	2001	2000	2001	2000

From operations:
Net investment income (loss)	$602,335	$2,355,395	$275,475	$194,400
Net realized gain (loss) on investments	(2,003,922)	(831,371)	(482,736)	104,802
Net change in unrealized appreciation (depreciation) of investments	459,477	(1,408,410)	(544,222)	(630,290)

Net increase (decrease) in net assets resulting from operations	(942,110)	115,614	(751,483)	(331,088)

From unit transactions:
Net proceeds from the issuance of units	4,810,867	4,559,202	1,794,627	1,940,752
Net asset value of units redeemed or used to meet contract obligations	(2,209,806)	(2,422,726)	(631,112)	(685,072)

Net increase from unit transactions	2,601,061	2,136,476	1,163,515	1,255,680

Net increase in net assets	1,658,951	2,252,090	412,032	924,592
Net assets beginning of year	7,667,830	5,415,740	2,280,615	1,356,023

Net assets end of year*	$9,326,781	$7,667,830	$2,692,647	$2,280,615

Unit transactions:
Units outstanding beginning of year	685,392	489,437	188,306	92,361
Units issued during the year	474,523	418,776	186,929	147,809
Units redeemed during the year	(218,193)	(222,821)	(66,140)	(51,864)

Units outstanding end of year	941,722	685,392	309,095	188,306

* Includes undistributed net investment income (loss) of:	$3,633,112	$3,030,777	$492,118	$216,643

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
High Yield Bond Subaccount		Growth Subaccount		Growth and Income Subaccount		Small Company Growth Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$125,688	$67,253	$23,055	$92,062	$37,891	$(1,762)	$152,669	$13,399
(59,261)	(30,452)	(1,190,103)	335,051	(145,616)	127,577	(328,203)	300,547
(3,248)	(59,167)	(953,565)	(1,366,719)	(651,045)	(133,650)	150,337	(382,937)

63,179	(22,366)	(2,120,613)	(939,606)	(758,770)	(7,835)	(25,197)	(68,991)

1,568,635	625,103	11,205,567	12,169,766	5,148,141	4,219,677	3,362,375	3,220,981
(405,194)	(225,076)	(4,638,585)	(4,551,670)	(1,746,492)	(1,436,042)	(1,476,779)	(966,838)

1,163,441	400,027	6,566,982	7,618,096	3,401,649	2,783,635	1,885,596	2,254,143

1,226,620	377,661	4,446,369	6,678,490	2,642,879	2,775,800	1,860,399	2,185,152
960,973	583,312	16,460,268	9,781,778	5,420,749	2,644,949	3,424,135	1,238,983

$2,187,593	$960,973	$20,906,637	$16,460,268	$8,063,628	$5,420,749	$5,284,534	$3,424,135

95,559	56,344	1,396,706	762,612	447,828	219,728	210,319	77,266
149,113	61,065	1,095,552	1,014,650	470,317	347,137	229,298	190,487
(38,529)	(21,850)	(456,121)	(380,556)	(159,525)	(119,037)	(100,969)	(57,434)

206,143	95,559	2,036,137	1,396,706	758,620	447,828	338,648	210,319

$218,058	$92,370	$100,435	$77,380	$32,934	$(4,957)	$164,714	$12,045

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Equity Income Subaccount		Capital Appreciation Subaccount		Multi-Cap Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

From operations:

Net investment income (loss)	$13,102	$1,808	$12,302	$165,372	$(18,637)	$(9,348)

Net realized gain (loss) on investments	6,513	(21,235)	(496,675)	272,992	(1,405,665)	(329,948)
Net change in unrealized appreciation (depreciation) of investments	(191,389)	100,153	(294,834)	(874,427)	521,072	(1,293,441)

Net increase (decrease) in net assets resulting from operations	(171,774)	80,726	(779,207)	(436,063)	(903,230)	(1,632,737)

From unit transactions:

Net proceeds from the issuance of units	1,407,091	940,041	2,693,407	2,906,900	4,393,997	6,921,663
Net asset value of units redeemed or used to meet contract obligations	(388,858)	(611,966)	(1,134,462)	(945,123)	(1,771,818)	(1,087,507)

Net increase from unit transactions	1,018,233	328,075	1,558,945	1,961,777	2,622,179	5,834,156

Net increase in net assets	846,459	408,801	779,738	1,525,714	1,718,949	4,201,419
Net assets beginning of period	1,275,068	866,267	3,565,683	2,039,969	4,641,746	440,327

Net assets end of period*	$2,121,527	$1,275,068	$4,345,421	$3,565,683	$6,360,695	$4,641,746

Unit transactions:
Units outstanding beginning of period	111,358	80,262	245,534	120,616	494,446	32,431
Units issued during the period	134,109	88,864	220,275	184,852	551,550	551,105
Units redeemed during the period	(37,120)	(57,768)	(94,492)	(59,934)	(227,203)	(89,090)

Units outstanding end of period	208,347	111,358	371,317	245,534	818,793	494,446

* Includes undistributed net investment income (loss) of:	$14,319	$1,217	$175,477	$163,175	$(28,112)	$(9,475)

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Balanced Subaccount		Worldwide Growth Subaccount	Emerging Countries Subaccount	Mid-Cap Growth Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2000	For the period May 3, 2001** through December 31, 2001	For the period May 24, 2001** through December 31, 2001	For the period May 21, 2001** through December 31, 2001

$5,108	$618	$(75)	$(148)	$(169)

(8,920)	110	(1,593)	(1,476)	(5,006)

4,335	2,213	3,297	9,559	13,105

523	2,941	1,629	7,935	7,930

506,573	225,971	80,669	135,146	253,265

(121,547)	(38,679)	(9,737)	(6,076)	(18,762)

385,026	187,292	70,932	129,070	234,503

385,549	190,233	72,561	137,005	242,433
192,507	2,274	0	0	0

$578,056	$192,507	$72,561	$137,005	$242,433

18,855	221	0	0	0
52,973	22,491	9,247	15,154	34,505
(12,727)	(3,857)	(1,098)	(721)	(2,570)

59,101	18,855	8,149	14,433	31,935

$5,726	$618	$(75)	$(148)	$(169)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	MONY Custom Equity Master

	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount
	2001	2000	2001	2000

From operations:

Net investment income (loss)	$69,547	$50,646	$(1,683)	$2,123

Net realized gain (loss) on investments	(394,027)	(5,117)	(89,879)	5,253

Net change in unrealized appreciation (depreciation) of investments	(150,787)	(224,769)	(54,540)	(39,108)

Net decrease in net assets resulting from operations	(475,267)	(179,240)	(146,102)	(31,732)

From unit transactions:

Net proceeds from the issuance of units	5,257,148	3,060,428	770,425	379,358

Net asset value of units redeemed or used to meet contract obligations	(1,251,894)	(360,740)	(176,215)	(49,349)

Net increase from unit transactions	4,005,254	2,699,688	594,210	330,009

Net increase in net assets	3,529,987	2,520,448	448,108	298,277

Net assets beginning of year	2,656,799	136,351	389,294	91,017

Net assets end of year*	$6,186,786	$2,656,799	$837,402	$389,294

Unit transactions:

Units outstanding beginning of year	272,935	12,662	39,772	8,243

Units issued during the year	598,841	294,965	93,353	36,266

Units redeemed during the year	(145,421)	(34,692)	(22,212)	(4,737)

Units outstanding end of year	726,355	272,935	110,913	39,772

* Includes undistributed net investment income of:	$121,005	$51,458	$3,377	$5,060

See notes to financial statements.

MONY Custom Equity Master
Fidelity Variable Insurance Products Funds						Janus Aspen Series
VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$123,802	$11,857	$59,853	$26,972	$(1,127)	$4,557	$(13,700)	$292,907

(449,044)	(27,656)	(250,137)	(38,064)	(78,125)	(10,516)	(2,027,594)	(268,611)

(109,497)	(197,290)	(87,355)	(83,694)	(16,829)	(58,779)	211,003	(1,418,465)

(434,739)	(213,089)	(277,639)	(94,786)	(96,081)	(64,738)	(1,830,291)	(1,394,169)

3,281,560	2,096,981	2,684,559	2,220,996	698,789	660,220	4,723,331	5,144,249

(818,725)	(254,083)	(726,918)	(314,167)	(209,934)	(79,555)	(1,417,387)	(769,279)

2,462,835	1,842,898	1,957,641	1,906,829	488,855	580,665	3,305,944	4,374,970

2,028,096	1,629,809	1,680,002	1,812,043	392,774	515,927	1,475,653	2,980,801

1,687,137	57,328	1,928,752	116,709	549,559	33,632	3,386,064	405,263

$3,715,233	$1,687,137	$3,608,754	$1,928,752	$942,333	$549,559	$4,861,717	$3,386,064

166,741	5,021	182,000	10,237	65,733	3,320	357,290	29,042

377,843	184,034	286,751	200,127	95,149	71,044	714,405	386,534

(96,644)	(22,314)	(78,797)	(28,364)	(28,665)	(8,631)	(221,230)	(58,286)

447,940	166,741	389,954	182,000	132,217	65,733	850,465	357,290

$135,646	$11,844	$86,796	$26,943	$3,418	$4,545	$279,099	$292,799

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	MONY Custom Equity Master
	Janus Aspen Series
	Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
	2001	2000	2001	2000	2001	2000	2001	2000

From operations:

Net investment income	$60,268	$67,350	$29,699	$20,113	$9,017	$149,488	$4,797,753	$5,565,970
Net realized loss on investments	(105,414)	(22,956)	(586,101)	(4,558)	(908,964)	(70,248)	$(13,919,725)	$(543,476)
Net change in unrealized depreciation of investments	(27,979)	(72,184)	(109,141)	(448,911)	(44,378)	(606,602)	$(2,569,897)	$(11,362,815)

Net decrease in net assets resulting from operations	(73,125)	(27,790)	(665,543)	(433,356)	(944,325)	(527,362)	(11,691,869)	(6,340,321)

From unit transactions:
Net proceeds from the issuance of units	2,392,089	1,457,490	2,571,656	2,981,385	4,153,693	3,880,330	89,608,277	76,478,745
Net asset value of units redeemed or used to meet contract obligations	(554,296)	(188,408)	(827,084)	(375,303)	(1,361,933)	(533,496)	$(32,811,606)	$(25,075,837)

Net increase from unit transactions	1,837,793	1,269,082	1,744,572	2,606,082	2,791,760	3,346,834	56,796,671	51,402,908

Net increase in net assets	1,764,668	1,241,292	1,079,029	2,172,726	1,847,435	2,819,472	45,104,802	45,062,587
Net assets beginning of year	1,271,948	30,656	2,392,622	219,896	3,038,890	219,418	78,455,690	33,393,103

Net assets end of year*	$3,036,616	$1,271,948	$3,471,651	$2,392,622	$4,886,325	$3,038,890	$123,560,492	$78,455,690

Unit transactions:
Units outstanding beginning of year	122,793	2,882	222,664	16,682	275,632	16,721
Units issued during the year	242,250	137,761	285,855	236,156	449,887	300,001
Units redeemed during the year	(56,454)	(17,850)	(94,494)	(30,174)	(151,956)	(41,090)

Units outstanding end of year	308,589	122,793	414,025	222,664	573,563	275,632

* Includes undistributed net investment income of:	$127,885	$67,617	$50,133	$20,434	$158,449	$149,432	$11,375,991	$6,578,238

See notes to financial statements.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

There are twenty-eight MONY Custom Equity Master subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Custom Equity Master Subaccounts for the year ended December 31, 2001 aggregated $22,782,959.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Custom Equity Master subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2001, MONY America received $32,229 in aggregate from certain Funds in connection with Custom Equity Master Subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2001 were as follows:

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio	$1,154,583	$449,013
Long Term Bond Portfolio	1,789,558	536,090
Government Securities Portfolio	1,417,245	451,681
Money Market Portfolio	12,089,835	8,109,988

Enterprise Accumulation Trust
Equity Portfolio	6,303,306	2,381,061
Small Company Value Portfolio	6,373,904	2,466,599
Managed Portfolio	5,524,221	2,951,563
International Growth Portfolio	1,886,564	731,192
High Yield Bond Portfolio	1,710,567	552,063
Growth Portfolio	12,508,919	6,002,296
Growth and Income Portfolio	5,468,624	2,089,231
Small Company Growth Portfolio	3,655,783	1,783,938
Equity Income Portfolio	1,516,718	503,997
Capital Appreciation Portfolio	2,945,149	1,399,431
Multi-Cap Growth Portfolio	4,859,845	2,255,822
Balanced Portfolio	522,063	138,160
Worldwide Growth Portfolio	83,910	13,041
Emerging Countries Portfolio	145,290	16,346
Mid-Cap Growth Portfolio	258,323	23,952

Dreyfus
Dreyfus Stock Index Fund	5,555,238	1,564,497
Dreyfus Socially Responsible Growth Fund, Inc.	833,435	241,350

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio	3,448,968	995,078
VIP II Contrafund Portfolio	2,936,808	988,342
VIP III Growth Opportunities Portfolio	722,760	236,352

Janus Aspen Series
Aggressive Growth Portfolio	4,952,000	1,659,384
Balanced Portfolio	2,631,988	801,204
Capital Appreciation Portfolio	2,954,775	1,220,035
Worldwide Growth Portfolio	4,454,889	1,676,432

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	119,810	$11.65	$1,396	4.26%		0.35%		8.17%
Long Term Bond Subaccount	209,209	11.20	2,343	3.73		0.35		5.96
Government Securities Subaccount	146,574	11.64	1,707	3.44		0.35		6.20
Money Market Subaccount	649,426	11.45	7,435	3.41		0.35		3.43

Enterprise Accumulation Trust
Equity Subaccount	887,133	8.91	7,909	0.00		0.35		(19.15)
Small Company Value Subaccount	641,682	13.88	8,905	0.27		0.35		4.91
Managed Subaccount	941,722	9.90	9,327	2.25		0.35		(11.53)
International Growth Subaccount	309,095	8.71	2,693	0.73		0.35		(28.08)
High Yield Bond Subaccount	206,143	10.61	2,188	8.84		0.35		5.47
Growth Subaccount	2,036,137	10.27	20,907	0.48		0.35		(12.89)
Growth and Income Subaccount	758,620	10.63	8,064	0.93		0.35		(12.15)
Small Company Growth Subaccount	338,648	15.60	5,285	0.00		0.35		(4.18)
Equity Income Subaccount	208,347	10.18	2,122	1.15		0.35		(11.09)
Capital Appreciation Subaccount	371,317	11.70	4,345	0.67		0.35		(19.42)
Multi-Cap Growth Subaccount	818,793	7.77	6,361	0.00		0.35		(17.25)
Balanced Subaccount	59,101	9.78	578	1.85		0.35		(4.21)
Worldwide Growth Subaccount (1)	8,149	8.90	73	0.00	(^)	0.35	(^)	(11.00)
Emerging Countries Subaccount (2)	14,433	9.49	137	0.00	(^)	0.35	(^)	(5.10)
Mid-Cap Growth Subaccount (3)	31,935	7.59	242	0.00	(^)	0.35	(^)	(24.10)

Dreyfus
Dreyfus Stock Index Subaccount	726,355	8.52	6,187	1.23		0.35		(12.44)
Dreyfus Socially Responsible Growth Subaccount	110,913	7.55	837	0.08		0.35		(22.88)

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount	447,940	8.29	3,715	0.00		0.35		(18.08)
VIP II Contrafund Subaccount	389,954	9.25	3,609	0.51		0.35		(12.74)
VIP III Growth Opportunities Subaccount	132,217	7.13	942	0.19		0.35		(14.71)

Janus Aspen Series
Aggressive Growth Subaccount	850,465	5.72	4,862	0.00		0.35		(39.66)
Balanced Subaccount	308,589	9.84	3,037	3.22		0.35		(5.02)
Capital Appreciation Subaccount	414,025	8.39	3,472	1.38		0.35		(21.95)

Worldwide Growth Subaccount	573,563	8.52	4,886	0.58		0.35		(22.76)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 3, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period May 24, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 21, 2001 (commencement of operations) through December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — MONY Custom Estate Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Estate Master’s Subaccounts of MONY America Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	MONY Custom Estate Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount

ASSETS
Shares held in respective Funds	24,389	23,998	19,505	1,062,755	43,425	47,933

Investments at cost	$263,209	$306,315	$216,220	$1,062,755	$945,267	$1,084,536

Investments in respective Funds, at net asset value	$274,870	$321,096	$223,523	$1,062,755	$752,992	$939,008
Amount due from MONY America	0	0	0	0	361	542
Amount due from respective Funds	200	221	114	89	408	83

Total assets	275,070	321,317	223,637	1,062,844	753,761	939,633

LIABILITIES
Amount due to MONY America	248	276	153	271	538	240
Amount due to respective Funds	0	0	0	0	361	542

Total liabilities	248	276	153	271	899	782

Net assets	$274,822	$321,041	$223,484	$1,062,573	$752,862	$938,851

Net assets consist of:
Contractholders’ net payments	$249,109	$284,958	$206,921	$1,000,271	$903,698	$868,256
Undistributed net investment income	20,103	27,243	8,939	62,302	235,799	277,739
Accumulated net realized gain (loss) on investments	(6,051)	(5,941)	321	0	(194,360)	(61,616)
Net unrealized appreciation (depreciation) of investments	11,661	14,781	7,303	0	(192,275)	(145,528)

Net assets	$274,822	$321,041	$223,484	$1,062,573	$752,862	$938,851

Number of units outstanding*	23,432	27,875	19,126	92,971	85,310	71,640

Net asset value per unit outstanding*	$11.73	$11.52	$11.68	$11.43	$8.83	$13.11

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount

ASSETS
Shares held in respective Funds	66,679	58,817	81,751	562,790	255,690	90,186

Investments at cost	$1,492,050	$309,692	$377,942	$3,182,997	$1,532,160	$715,867

Investments in respective Funds, at net asset value	$1,306,914	$254,678	$354,799	$2,932,138	$1,383,284	$709,761
Amount due from MONY America	849	444	0	11,483	4,763	624
Amount due from respective Funds	339	76	65	902	340	60

Total assets	1,308,102	255,198	354,864	2,944,523	1,388,387	710,445

LIABILITIES
Amount due to MONY America	561	119	126	1,405	575	179
Amount due to respective Funds	849	444	0	11,483	4,763	624

Total liabilities	1,410	563	126	12,888	5,338	803

Net assets	$1,306,692	$254,635	$354,738	$2,931,635	$1,383,049	$709,642

Net assets consist of:
Contractholders’ net payments	$1,400,415	$545,460	$344,292	$3,246,419	$1,489,645	$662,286
Undistributed net investment income (loss)	499,505	112,474	41,118	16,255	5,868	21,546
Accumulated net realized gain (loss) on investments	(408,092)	(348,285)	(7,529)	(80,180)	36,412	31,916
Net unrealized appreciation (depreciation) of investments	(185,136)	(55,014)	(23,143)	(250,859)	(148,876)	(6,106)

Net assets	$1,306,692	$254,635	$354,738	$2,931,635	$1,383,049	$709,642

Number of units outstanding*	133,735	31,108	33,604	293,534	132,155	46,743

Net asset value per unit outstanding*	$9.77	$8.19	$10.56	$9.99	$10.47	$15.18

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount

148,821	78,366	63,742	31,950	4,899	27,756	1,579

$787,948	$528,723	$610,383	$159,281	$32,282	$875,192	$48,298

$747,079	$445,902	$537,346	$155,275	$37,624	$814,909	$42,114
361	741	651	18	0	100	24
148	128	100	29	0	30,694	4,601

747,588	446,771	538,097	155,322	37,624	845,703	46,739

274	203	191	55	6	30,829	4,609
361	741	651	18	0	100	24

635	944	842	73	6	30,929	4,633

$746,953	$445,827	$537,255	$155,249	$37,618	$814,774	$42,106

$784,911	$514,050	$727,058	$158,759	$32,385	$883,507	$49,510
4,957	14,343	(2,139)	2,360	(36)	15,322	(19)

(2,046)	255	(114,627)	(1,864)	(73)	(23,772)	(1,201)

(40,869)	(82,821)	(73,037)	(4,006)	5,342	(60,283)	(6,184)

$746,953	$445,827	$537,255	$155,249	$37,618	$814,774	$42,106

74,868	41,343	73,588	15,884	4,146	96,211	5,786

$9.98	$10.78	$7.30	$9.77	$9.07	$8.47	$7.28

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Estate Master
	Fidelity Variable Insurance Products Funds			Janus Aspen Series
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

ASSETS

Shares held in respective Funds	13,290	16,472	4,238	14,744	16,883	17,149	20,532

Investments at cost	$487,856	$344,489	$62,152	$580,563	$391,139	$451,508	$656,371	$17,505,195

Investments in respective Funds, at net asset value	$444,957	$330,420	$64,033	$324,084	$381,046	$355,331	$585,971	$15,781,909

Amount due from MONY America	85	16	0	53	52	36	74	21,277

Amount due from respective Funds	3,539	3,810	0	5,226	3,451	915	1,204	56,742

Total assets	448,581	334,246	64,033	329,363	384,549	356,282	587,249	15,859,928

LIABILITIES

Amount due to MONY America	3,615	3,864	11	5,280	3,517	974	1,302	59,421

Amount due to respective Funds	85	16	0	53	52	36	74	21,277

Total liabilities	3,700	3,880	11	5,333	3,569	1,010	1,376	80,698

Net assets	$444,881	$330,366	$64,022	$324,030	$380,980	$355,272	$585,873	$15,779,230

Net assets consist of:

Contractholders’ net payments	$487,118	$358,829	$69,289	$683,880	$384,847	$492,395	$716,102	$17,544,370

Undistributed net investment income	34,713	7,682	428	20,099	14,299	5,433	12,376	1,458,709

Accumulated net realized loss on investments	(34,051)	(22,076)	(7,576)	(123,470)	(8,073)	(46,379)	(72,205)	(1,500,563)

Net unrealized appreciation (depreciation) of investments	(42,899)	(14,069)	1,881	(256,479)	(10,093)	(96,177)	(70,400)	(1,723,286)

Net assets	$444,881	$330,366	$64,022	$324,030	$380,980	$355,272	$585,873	$15,779,230

Number of units outstanding*	55,001	38,388	8,809	68,394	39,425	44,723	78,108

Net asset value per unit outstanding*	$8.09	$8.61	$7.27	$4.74	$9.66	$7.94	$7.50

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	MONY Custom Estate Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount
Dividend income	$9,277	$12,405	$5,756	$32,201	$0	$1,900	$27,486
Distribution from net realized gains	0	0	0	0	112,894	192,223	65,765
Mortality and expense risk charges	(758)	(976)	(582)	(3,126)	(2,139)	(2,482)	(4,190)

Net investment income	8,519	11,429	5,174	29,075	110,755	191,641	89,061

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	837	2,995	944	0	(164,469)	(64,006)	(267,690)
Net change in unrealized appreciation (depreciation) of investments	6,591	1,315	2,787	0	(57,907)	(91,442)	33,588

Net realized and unrealized gain (loss) on investments	7,428	4,310	3,731	0	(222,376)	(155,448)	(234,102)

Net increase (decrease) in net assets resulting from operations	$15,947	$15,739	$8,905	$29,075	$(111,621)	$36,193	$(145,041)

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001
Dividend income	$1,651	$26,798	$12,756
Distribution from net realized gains	25,576	0	0
Mortality and expense risk charges	(1,763)	(1,060)	(9,041)

Net investment income (loss)	25,464	25,738	3,715

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(354,826)	(4,099)	(141,952)
Net change in unrealized appreciation (depreciation) of investments	126,672	(8,004)	(193,933)

Net realized and unrealized gain (loss) on investments	(228,154)	(12,103)	(335,885)

Net increase (decrease) in net assets resulting from operations	$(202,690)	$13,635	$(332,170)

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount	Mid-Cap Growth Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the period July 20, 2001** through December 31, 2001
$10,977	$9,330	$6,840	$2,634	$0	$2,283	$0
0	12,453	0	0	0	0	0
(4,214)	(1,928)	(2,245)	(1,352)	(1,543)	(504)	(36)

6,763	19,855	4,595	1,282	(1,543)	1,779	(36)

227	(20,677)	(1,169)	(24,186)	(93,030)	(1,842)	(73)
(155,378)	(215)	(78,549)	(53,406)	14,384	(5,234)	5,342

(155,151)	(20,892)	(79,718)	(77,592)	(78,646)	(7,076)	5,269

$(148,388)	$(1,037)	$(75,123)	$(76,310)	$(80,189)	$(5,297)	$5,233

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	MONY Custom Estate Master

	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount

Dividend income	$6,615	$24

Distribution from net realized gains	4,045	0

Mortality and expense risk charges	(1,802)	(103)

Net investment income (loss)	8,858	(79)

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(32,068)	(1,308)

Net change in unrealized appreciation (depreciation) of investments	(31,793)	(5,344)

Net realized and unrealized loss on investments	(63,861)	(6,652)

Net decrease in net assets resulting from operations	$(55,003)	$(6,731)

See notes to financial statements.

MONY Custom Estate Master
Fidelity Variable Insurance Products Funds			Janus Aspen Series
VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

$0	$798	$57	$0	$9,616	$4,287	$2,570	$186,261

16,394	3,195	0	0	0	0	0	432,545

(980)	(781)	(117)	(1,142)	(1,030)	(1,064)	(1,392)	(46,350)

15,414	3,212	(60)	(1,142)	8,586	3,223	1,178	572,456

(30,853)	(17,022)	(6,442)	(100,713)	(6,198)	(45,829)	(69,838)	(1,443,287)

(18,673)	(8,806)	5,294	(75,020)	(4,767)	(31,935)	(18,603)	(643,036)

(49,526)	(25,828)	(1,148)	(175,733)	(10,965)	(77,764)	(88,441)	(2,086,323)

$(34,112)	$(22,616)	$(1,208)	$(176,875)	$(2,379)	$(74,541)	$(87,263)	$(1,513,867)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount
	2001	2000	2001	2000	2001	2000

From operations:

Net investment income	$8,519	$8,078	$11,429	$11,265	$5,174	$3,548

Net realized gain (loss) on investments	837	(6,320)	2,995	(6,902)	944	(358)

Net change in unrealized appreciation (depreciation) of investments	6,591	8,287	1,315	20,868	2,787	4,259

Net increase (decrease) in net assets resulting from operations	15,947	10,045	15,739	25,231	8,905	7,449

From unit transactions:

Net proceeds from the issuance of units	121,623	69,042	110,478	93,945	129,023	58,595

Net asset value of units redeemed or used to meet contract obligations	(14,261)	(17,826)	(16,761)	(20,887)	(20,232)	(10,185)

Net increase from unit transactions	107,362	51,216	93,717	73,058	108,791	48,410

Net increase in net assets	123,309	61,261	109,456	98,289	117,696	55,859

Net assets beginning of year	151,513	90,252	211,585	113,296	105,788	49,929

Net assets end of year*	$274,822	$151,513	$321,041	$211,585	$223,484	$105,788

Unit transactions:

Units outstanding beginning of year	13,970	8,951	19,459	12,005	9,616	4,962

Units issued during the year	10,713	6,944	9,902	9,581	11,337	5,630

Units redeemed during the year	(1,251)	(1,925)	(1,486)	(2,127)	(1,827)	(976)

Units outstanding end of year	23,432	13,970	27,875	19,459	19,126	9,616

* Includes undistributed net investment income of:	$20,103	$11,584	$27,243	$15,814	$8,939	$3,765

See notes to financial statements.

MONY Custom Estate Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$29,075	$28,359	$110,755	$113,323	$191,641	$73,579	$89,061	$338,605

0	0	(164,469)	(28,343)	(64,006)	(263)	(267,690)	(134,537)

0	0	(57,907)	(145,922)	(91,442)	(63,235)	33,588	(177,115)

29,075	28,359	(111,621)	(60,942)	36,193	10,081	(145,041)	26,953

728,578	1,521,896	477,191	461,229	604,594	284,379	570,513	672,643

(382,491)	(1,089,238)	(136,325)	(99,362)	(193,947)	(51,357)	(240,942)	(210,987)

346,087	432,658	340,866	361,867	410,647	233,022	329,571	461,656

375,162	461,017	229,245	300,925	446,840	243,103	184,530	488,609

687,411	226,394	523,617	222,692	492,011	248,908	1,122,162	633,553

$1,062,573	$687,411	$752,862	$523,617	$938,851	$492,011	$1,306,692	$1,122,162

62,215	21,669	47,999	19,286	39,371	20,346	101,675	58,038

65,264	144,558	52,960	36,683	47,584	23,204	55,862	63,881

(34,508)	(104,012)	(15,649)	(7,970)	(15,315)	(4,179)	(23,802)	(20,244)

92,971	62,215	85,310	47,999	71,640	39,371	133,735	101,675

$62,302	$33,227	$235,799	$125,044	$277,739	$86,098	$499,505	$410,444

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount
	2001	2000	2001	2000	2001	2000

From operations:
Net investment income (loss)	$25,464	$85,003	$25,738	$12,907	$3,715	$14,220
Net realized gain (loss) on investments	(354,826)	5,576	(4,099)	(2,889)	(141,952)	56,947
Net change in unrealized appreciation (depreciation) of investments	126,672	(208,098)	(8,004)	(14,167)	(193,933)	(193,209)

Net increase (decrease) in net assets resulting from operations	(202,690)	(117,519)	13,635	(4,149)	(332,170)	(122,042)

From unit transactions:
Net proceeds from the issuance of units	213,313	932,282	136,219	199,934	1,370,112	1,615,028
Net asset value of units redeemed or used to meet contract obligations	(680,712)	(33,141)	(17,790)	(23,785)	(484,138)	(420,591)

Net increase (decrease) from unit transactions	(467,399)	899,141	118,429	176,149	885,974	1,194,437

Net increase (decrease) in net assets	(670,089)	781,622	132,064	172,000	553,804	1,072,395
Net assets beginning of year	924,724	143,102	222,674	50,674	2,377,831	1,305,436

Net assets end of year*	$254,635	$924,724	$354,738	$222,674	$2,931,635	$2,377,831

Unit transactions:
Units outstanding beginning of year	81,241	10,372	22,259	4,921	207,436	104,634
Units issued during the year	22,797	73,623	13,038	19,559	135,123	138,555
Units redeemed during the year	(72,930)	(2,754)	(1,693)	(2,221)	(49,025)	(35,753)

Units outstanding end of year	31,108	81,241	33,604	22,259	293,534	207,436

* Includes undistributed net investment income (loss) of:	$112,474	$87,010	$41,118	$15,380	$16,255	$12,540

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Small Company Growth Subaccount		Equity Income Subaccount		Capital Appreciation Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$6,763	$(338)	$19,855	$1,922	$4,595	$539	$1,282	$13,253
227	23,352	(20,677)	49,982	(1,169)	(1,533)	(24,186)	22,099
(155,378)	(15,642)	(215)	(54,916)	(78,549)	37,495	(53,406)	(71,106)

(148,388)	7,372	(1,037)	(3,012)	(75,123)	36,501	(76,310)	(35,754)

615,720	710,182	308,148	380,985	294,056	224,800	228,751	246,195

(96,462)	(143,383)	(101,786)	(76,917)	(56,682)	(61,854)	(47,772)	(36,448)

519,258	566,799	206,362	304,068	237,374	162,946	180,979	209,747

370,870	574,171	205,325	301,056	162,251	199,447	104,669	173,993
1,012,179	438,008	504,317	203,261	584,702	385,255	341,158	167,165

$1,383,049	$1,012,179	$709,642	$504,317	$746,953	$584,702	$445,827	$341,158

84,930	36,957	31,839	13,029	52,118	36,431	25,495	10,726
56,373	60,059	22,289	24,053	28,315	21,599	20,123	17,314
(9,148)	(12,086)	(7,385)	(5,243)	(5,565)	(5,912)	(4,275)	(2,545)

132,155	84,930	46,743	31,839	74,868	52,118	41,343	25,495

$5,868	$(895)	$21,546	$1,691	$4,957	$362	$14,343	$13,061

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount		Balanced Subaccount		Mid-Cap Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period May 4, 2000** through December 31, 2000	For the period July 20, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$(1,543)	$(588)	$1,779	$581	$(36)

Net realized gain (loss) on investments	(93,030)	(21,632)	(1,842)	(22)	(73)

Net change in unrealized appreciation (depreciation) of investments	14,384	(92,270)	(5,234)	1,228	5,342

Net increase (decrease) in net assets resulting from operations	(80,189)	(114,490)	(5,297)	1,787	5,233

From unit transactions:

Net proceeds from the issuance of units	367,911	471,331	51,991	135,008	32,847

Net asset value of units redeemed or used to meet contract obligations	(120,804)	(30,209)	(23,593)	(4,647)	(462)

Net increase from unit transactions	247,107	441,122	28,398	130,361	32,385

Net increase in net assets	166,918	326,632	23,101	132,148	37,618

Net assets beginning of period	370,337	43,705	132,148	0	0

Net assets end of period*	$537,255	$370,337	$155,249	$132,148	$37,618

Unit transactions:

Units outstanding beginning of period	41,974	3,425	12,953	0	0

Units issued during the period	48,280	41,295	5,419	13,418	4,199

Units redeemed during the period	(16,666)	(2,746)	(2,488)	(465)	(53)

Units outstanding end of period	73,588	41,974	15,884	12,953	4,146

* Includes undistributed net investment income (loss) of:	$(2,139)	$(596)	$2,360	$581	$(36)

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
				Fidelity Variable Insurance Products Funds
Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount		VIP Growth Subaccount		VIP II Contrafund Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period January 7, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

$8,858	$6,158	$(79)	$60	$15,414	$19,299	$3,212	$4,472

(32,068)	8,269	(1,308)	107	(30,853)	(3,198)	(17,022)	(5,051)

(31,793)	(29,727)	(5,344)	(840)	(18,673)	(24,389)	(8,806)	(5,913)

(55,003)	(15,300)	(6,731)	(673)	(34,112)	(8,288)	(22,616)	(6,492)

637,921	427,677	37,499	17,935	342,423	326,830	265,021	126,806

(71,878)	(157,747)	(3,607)	(2,317)	(53,307)	(138,678)	(21,761)	(21,990)

566,043	269,930	33,892	15,618	289,116	188,152	243,260	104,816

511,040	254,630	27,161	14,945	255,004	179,864	220,644	98,324

303,734	49,104	14,945	0	189,877	10,013	109,722	11,398

$814,774	$303,734	$42,106	$14,945	$444,881	$189,877	$330,366	$109,722

31,383	4,587	1,584	0	19,242	899	11,133	1,075

73,554	41,292	4,668	1,804	41,783	29,616	29,923	12,265

(8,726)	(14,496)	(466)	(220)	(6,024)	(11,273)	(2,668)	(2,207)

96,211	31,383	5,786	1,584	55,001	19,242	38,388	11,133

$15,322	$6,464	$(19)	$60	$34,713	$19,299	$7,682	$4,470

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Fidelity Variable Insurance Products Funds		Janus Aspen Series
	VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount
	For the year ended December 31, 2001	For the period January 7, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

From operations:

Net investment income (loss)	$(60)	$488	$(1,142)	$21,242

Net realized loss on investments	(6,442)	(1,134)	(100,713)	(22,761)

Net change in unrealized appreciation (depreciation) of investments	5,294	(3,413)	(75,020)	(181,884)

Net decrease in net assets resulting from operations	(1,208)	(4,059)	(176,875)	(183,403)

From unit transactions:

Net proceeds from the issuance of units	51,855	34,723	194,015	579,283

Net asset value of units redeemed or used to meet contract obligations	(10,251)	(7,038)	(64,202)	(35,432)

Net increase from unit transactions	41,604	27,685	129,813	543,851

Net increase (decrease) in net assets	40,396	23,626	(47,062)	360,448

Net assets beginning of period	23,626	0	371,092	10,644

Net assets end of period*	$64,022	$23,626	$324,030	$371,092

Unit transactions:

Units outstanding beginning of period	2,771	0	47,236	920

Units issued during the period	7,412	3,514	33,593	49,675

Units redeemed during the period	(1,374)	(743)	(12,435)	(3,359)

Units outstanding end of period	8,809	2,771	68,394	47,236

* Includes undistributed net investment income of:	$428	$488	$20,099	$21,241

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Janus Aspen Series

Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

$8,586	$5,581	$3,223	$2,209	$1,178	$11,201	$572,456	$774,966

(6,198)	(1,875)	(45,829)	(551)	(69,838)	(2,376)	(1,443,287)	(73,413)

(4,767)	(5,708)	(31,935)	(64,501)	(18,603)	(53,444)	(643,036)	(1,333,362)

(2,379)	(2,002)	(74,541)	(62,843)	(87,263)	(44,619)	(1,513,867)	(631,809)

323,230	83,353	201,217	348,278	486,821	328,211	8,901,070	10,350,570

(14,717)	(19,244)	(38,931)	(19,220)	(87,606)	(22,457)	(3,001,420)	(2,754,940)

308,513	64,109	162,286	329,058	399,215	305,754	5,899,650	7,595,630

306,134	62,107	87,745	266,215	311,952	261,135	4,385,783	6,963,821

74,846	12,739	267,527	1,312	273,921	12,786	11,393,447	4,429,626

$380,980	$74,846	$355,272	$267,527	$585,873	$273,921	$15,779,230	$11,393,447

7,358	1,220	26,280	105	28,219	1,107

33,657	8,015	23,175	27,786	60,958	29,104

(1,590)	(1,877)	(4,732)	(1,611)	(11,069)	(1,992)

39,425	7,358	44,723	26,280	78,108	28,219

$14,299	$5,713	$5,433	$2,210	$12,376	$11,198	$1,458,709	$886,253

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

There are twenty-six MONY Custom Estate Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The subaccounts of MONY Custom Estate Master commenced operations in 1999, 2000 and 2001. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amounts deducted for the MONY Custom Estate Master subaccounts for the period ended December 31, 2001 aggregated $1,191,624.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2001, MONY America received $3,089 in aggregate from certain Funds in connection with the MONY Custom Estate Master subaccounts.

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2001 were as follows:

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio	$144,238	$37,606
Long Term Bond Portfolio	134,254	41,486
Government Securities Portfolio	134,956	26,722
Money Market Portfolio	824,872	481,817

Enterprise Accumulation Trust
Equity Portfolio	524,033	185,244
Small Company Value Portfolio	735,773	327,514
Managed Portfolio	811,918	486,460
International Growth Portfolio	354,523	823,762
High Yield Bond Portfolio	153,935	36,534
Growth Portfolio	1,595,287	718,158
Growth and Income Portfolio	781,597	266,450
Small Company Growth Portfolio	330,038	125,549

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed
Equity Income Portfolio	$316,112	$80,931
Capital Appreciation Portfolio	246,655	66,997
Multi-Cap Growth Portfolio	397,750	152,143
Balanced Portfolio	57,684	29,781
Mid-Cap Growth Portfolio	32,846	491

Dreyfus
Dreyfus Stock Index Fund	695,690	131,354
Dreyfus Socially Responsible Growth Fund, Inc.	37,575	3,780

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio	372,148	83,960
VIP II Contrafund Portfolio	315,309	72,790
VIP III Growth Opportunities Portfolio	87,843	46,348

Janus Aspen Series
Aggressive Growth Portfolio	199,430	70,754
Balanced Portfolio	337,773	30,234
Capital Appreciation Portfolio	250,437	89,191
Worldwide Growth Portfolio	532,935	135,050

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	23,432	$11.73	$275	4.28%	0.35%	8.11%
Long Term Bond Subaccount	27,875	11.52	321	4.45	0.35	5.98
Government Securities Subaccount	19,126	11.68	223	3.46	0.35	6.18
Money Market Subaccount	92,971	11.43	1,063	3.61	0.35	3.44

Enterprise Accumulation Trust
Equity Subaccount	85,310	8.83	753	0.00	0.35	(19.07)
Small Company Value Subaccount	71,640	13.11	939	0.27	0.35	4.88
Managed Subaccount	133,735	9.77	1,307	2.30	0.35	(11.50)
International Growth Subaccount	31,108	8.19	255	0.33	0.35	(28.03)
High Yield Bond Subaccount	33,604	10.56	355	8.85	0.35	5.60
Growth Subaccount	293,534	9.99	2,932	0.49	0.35	(12.83)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***
Growth and Income Subaccount	132,155	$10.47	$1,383	0.91%		0.35%		(12.16)%
Small Company Growth Subaccount	46,743	15.18	710	1.69		0.35		(4.17)
Equity Income Subaccount	74,868	9.98	747	1.07		0.35		(11.05)
Capital Appreciation Subaccount	41,343	10.78	446	0.68		0.35		(19.43)
Multi-Cap Growth Subaccount	73,588	7.30	537	0.00		0.35		(17.23)
Balanced Subaccount	15,884	9.77	155	1.59		0.35		(4.22)
Mid-Cap Growth Subaccount (1)	4,146	9.07	38	0.00	(^)	0.35	(^)	(9.30)

Dreyfus
Dreyfus Stock Index Subaccount	96,211	8.47	815	1.28		0.35		(12.50)
Dreyfus Socially Responsible Growth Subaccount	5,786	7.28	42	0.08		0.35		(22.80)

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount	55,001	8.09	445	0.00		0.35		(18.03)
VIP II Contrafund Subaccount	38,388	8.61	330	0.36		0.35		(12.68)
VIP III Growth Opportunities Subaccount	8,809	7.27	64	0.17		0.35		(14.77)

Janus Aspen Series
Aggressive Growth Subaccount	68,394	4.74	324	0.00		0.35		(39.69)
Balanced Subaccount	39,425	9.66	381	3.27		0.35		(5.01)
Capital Appreciation Subaccount	44,723	7.94	355	1.41		0.35		(22.00)
Worldwide Growth Subaccount	78,108	7.50	586	0.65		0.35		(22.76)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period July 20, 2001 (commencement of operations) through December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of MONY America Variable Account L — Strategist and MONYEquity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Strategist’s and MONYEquity Master’s Subaccounts of MONY America Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount

ASSETS
Shares held in respective Funds	56,621	36,539	11,778	4,182	95,148

Investments at cost	$1,496,608	$789,382	$125,949	$52,699	$1,587,617

Investments in respective Funds, at net asset value	$911,604	$597,785	$132,724	$55,956	$1,055,188
Amount due from MONY America	5	8	0	0	81
Amount due from respective Funds	41	69	53	1	229

Total assets	911,650	597,862	132,777	55,957	1,055,498

LIABILITIES
Amount due to MONY America	311	244	92	18	541
Amount due to respective Funds	5	8	0	0	81

Total liabilities	316	252	92	18	622

Net assets	$911,334	$597,610	$132,685	$55,939	$1,054,876

Net assets consist of:
Contractholders’ net payments	$60,675	$(242,926)	$(63,249)	$(75,256)	$(336,155)
Undistributed net investment income	1,108,519	757,843	191,481	113,173	1,486,082
Accumulated net realized gain (loss) on investments	327,144	274,290	(2,322)	14,765	437,378
Net unrealized appreciation (depreciation) of investments	(585,004)	(191,597)	6,775	3,257	(532,429)

Net assets	$911,334	$597,610	$132,685	$55,939	$1,054,876

Number of units outstanding*	13,267	9,279	4,569	1,495	21,555

Net asset value per unit outstanding*	$68.69	$64.41	$29.04	$37.42	$48.94

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	Strategist		MONYEquity Master
	MONY Series Fund, Inc.		MONY Series Fund, Inc.
	Money Market Subaccount	Total	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount

ASSETS
Shares held in respective Funds	53,545		68,590	159,688	105,390	3,516,414

Investments at cost	$53,545	$4,105,800	$744,631	$2,046,193	$1,159,343	$3,516,414

Investments in respective Funds, at net asset value	$53,545	$2,806,802	$773,006	$2,136,624	$1,207,764	$3,516,414
Amount due from MONY America	0	94	324	225	583	11,098
Amount due from respective Funds	3	396	952	669	640	1,304

Total assets	53,548	2,807,292	774,282	2,137,518	1,208,987	3,528,816

LIABILITIES
Amount due to MONY America	18	1,224	1,235	1,455	1,088	2,563
Amount due to respective Funds	0	94	324	225	583	11,098

Total liabilities	18	1,318	1,559	1,680	1,671	13,661

Net assets	$53,530	$2,805,974	$772,723	$2,135,838	$1,207,316	$3,515,155

Net assets consist of:
Contractholders’ net payments	$(34,653)	$(691,564)	$637,239	$1,718,845	$1,001,373	$2,675,525
Undistributed net investment income	88,183	3,745,281	122,024	355,645	131,518	839,630
Accumulated net realized gain (loss) on investments	0	1,051,255	(14,915)	(29,083)	26,004	0
Net unrealized appreciation (depreciation) of investments	0	(1,298,998)	28,375	90,431	48,421	0

Net assets	$53,530	$2,805,974	$772,723	$2,135,838	$1,207,316	$3,515,155

Number of units outstanding*	2,507		52,904	129,500	84,169	262,179

Net asset value per unit outstanding*	$21.35		$14.61	$16.49	$14.34	$13.41

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master

Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount

2,114,647	1,632,584	4,634,640	2,142,164	1,050,650	560,634	466,873

$59,170,767	$40,437,699	$124,396,553	$14,236,509	$5,074,337	$3,193,854	$2,845,893

$36,667,986	$31,982,313	$90,838,950	$9,275,571	$4,559,819	$2,920,904	$2,525,782
15,633	12,361	48,280	3,451	900	0	0
27,627	22,743	50,993	4,137	1,318	0	0

36,711,246	32,017,417	90,938,223	9,283,159	4,562,037	2,920,904	2,525,782

41,353	34,359	84,375	7,509	2,998	1,077	921
15,633	12,361	48,280	3,451	900	0	0

56,986	46,720	132,655	10,960	3,898	1,077	921

$36,654,260	$31,970,697	$90,805,568	$9,272,199	$4,558,139	$2,919,827	$2,524,861

$37,724,725	$22,543,239	$77,311,028	$10,784,811	$4,060,343	$3,421,160	$2,891,346
23,213,883	16,328,278	67,812,656	2,879,217	1,462,726	5,736	1,935

(1,781,567)	1,554,566	(20,760,513)	569,109	(450,412)	(234,119)	(48,309)

(22,502,781)	(8,455,386)	(33,557,603)	(4,960,938)	(514,518)	(272,950)	(320,111)

$36,654,260	$31,970,697	$90,805,568	$9,272,199	$4,558,139	$2,919,827	$2,524,861

1,924,485	1,233,590	4,331,427	697,861	301,483	354,433	292,641

$19.05	$25.92	$20.96	$13.29	$15.12	$8.24	$8.63

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONYEquity Master
	Enterprise Accumulation Trust
	Capital Appreciation Subaccount	Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount

ASSETS
Shares held in respective Funds	307,420	8,255	18,086	11,301	15,287

Investments at cost	$2,146,847	$39,323	$92,850	$94,825	$109,145

Investments in respective Funds, at net asset value	$1,749,222	$40,118	$90,791	$95,270	$120,306
Amount due from MONY America	0	0	0	0	0
Amount due from respective Funds	0	0	0	0	0

Total assets	1,749,222	40,118	90,791	95,270	120,306

LIABILITIES
Amount due to MONY America	639	14	32	34	43
Amount due to respective Funds	0	0	0	0	0

Total liabilities	639	14	32	34	43

Net assets	$1,748,583	$40,104	$90,759	$95,236	$120,263

Net assets consist of:
Contractholders’ net payments	$2,202,140	$39,254	$93,060	$96,216	$108,979
Undistributed net investment income (loss)	63,633	103	459	(231)	1,297
Accumulated net realized loss on investments	(119,565)	(48)	(701)	(1,194)	(1,174)
Net unrealized appreciation (depreciation) of investments	(397,625)	795	(2,059)	445	11,161

Net assets	$1,748,583	$40,104	$90,759	$95,236	$120,263

Number of units outstanding*	235,606	3,988	10,033	10,617	11,867

Net asset value per unit outstanding*	$7.42	$10.06	$9.05	$8.97	$10.13

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust					Fidelity Variable Insurance Products Funds
Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP II Contrafund Subaccount	VIP Growth Subaccount	VIP III Growth Opportunities Subaccount

25,033	2,232	22,267	116,971	1,475	91,494	73,024	785

$189,569	$20,667	$192,423	$4,101,448	$41,067	$2,111,653	$3,255,015	$11,654

$192,253	$19,910	$211,979	$3,434,271	$39,345	$1,835,374	$2,444,835	$11,856
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

192,253	19,910	211,979	3,434,271	39,345	1,835,374	2,444,835	11,856

70	7	76	1,263	15	669	905	3
0	0	0	0	0	0	0	0

70	7	76	1,263	15	669	905	3

$192,183	$19,903	$211,903	$3,433,008	$39,330	$1,834,705	$2,443,930	$11,853

$190,096	$20,860	$194,342	$4,201,367	$41,498	$2,171,477	$3,298,377	$11,738
(174)	(63)	(511)	83,757	(92)	40,756	136,919	(23)
(423)	(137)	(1,484)	(184,939)	(354)	(101,249)	(181,186)	(64)
2,684	(757)	19,556	(667,177)	(1,722)	(276,279)	(810,180)	202

$192,183	$19,903	$211,903	$3,433,008	$39,330	$1,834,705	$2,443,930	$11,853

24,674	2,244	22,654	437,449	4,617	223,575	352,343	1,294

$7.79	$8.87	$9.35	$7.85	$8.52	$8.21	$6.94	$9.16

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONYEquity Master
	Janus Aspen Series
	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

ASSETS
Shares held in respective Funds	6,759	5,485	169,695	126,979

Investments at cost	$153,183	$125,178	$4,700,692	$4,864,545	$279,072,277

Investments in respective Funds, at net asset value	$148,552	$123,804	$3,516,090	$3,623,984	$204,103,093
Amount due from MONY America	0	0	0	0	92,855
Amount due from respective Funds	0	0	0	0	110,383

Total assets	148,552	123,804	3,516,090	3,623,984	204,306,331

LIABILITIES
Amount due to MONY America	53	45	1,300	1,317	185,418
Amount due to respective Funds	0	0	0	0	92,855

Total liabilities	53	45	1,300	1,317	278,273

Net assets	$148,499	$123,759	$3,514,790	$3,622,667	$204,028,058

Net assets consist of:
Contractholders’ net payments	$156,072	$124,359	$5,064,830	$5,403,786	$188,188,085
Undistributed net investment income (loss)	(322)	1,697	44,964	188,856	113,714,273
Accumulated net realized loss on investments	(2,620)	(923)	(410,402)	(729,414)	(22,905,116)
Net unrealized depreciation of investments	(4,631)	(1,374)	(1,184,602)	(1,240,561)	(74,969,184)

Net assets	$148,499	$123,759	$3,514,790	$3,622,667	$204,028,058

Number of units outstanding*	18,896	12,732	554,001	585,745

Net asset value per unit outstanding*	$7.86	$9.72	$6.34	$6.18

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount
Dividend income	$0	$11,092	$7,347	$2,943	$12,822
Distribution from net realized gains	454,837	64,538	0	0	298,039
Mortality and expense risk charges	(6,057)	(3,817)	(816)	(339)	(6,811)

Net investment income	448,780	71,813	6,531	2,604	304,050

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(19,379)	(193)	949	149	(25,016)
Net change in unrealized appreciation (depreciation) of investments	(659,196)	(150,969)	2,798	361	(482,236)

Net realized and unrealized gain (loss) on investments	(678,575)	(151,162)	3,747	510	(507,252)

Net increase (decrease) in net assets resulting from operations	$(229,795)	$(79,349)	$10,278	$3,114	$(203,202)

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	Strategist		MONYEquity Master
	MONY Series Fund, Inc.		MONY Series Fund, Inc.
	Money Market Subaccount	Total	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount
Dividend income	$2,149	$36,353	$39,051	$97,696	$48,403	$108,384
Distribution from net realized gains	0	817,414	0	0	0	0
Mortality and expense risk charges	(341)	(18,181)	(6,281)	(15,705)	(8,499)	(22,054)

Net investment income (loss)	1,808	835,586	32,770	81,991	39,904	86,330

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	0	(43,490)	(2,477)	12,648	5,512	0
Net change in unrealized appreciation (depreciation) of investments	0	(1,289,242)	24,176	(2,066)	13,862	0

Net realized and unrealized gain (loss) on investments	0	(1,332,732)	21,699	10,582	19,374	0

Net increase (decrease) in net assets resulting from operations	$1,808	$(497,146)	$54,469	$92,573	$59,278	$86,330

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount
$0	$78,415	$2,034,998	$67,635	$384,053	$12,779	$21,664	$10,890
6,516,362	7,935,810	4,869,095	1,047,641	0	0	0	0
(280,842)	(232,948)	(710,956)	(76,826)	(32,534)	(20,266)	(17,371)	(12,010)

6,235,520	7,781,277	6,193,137	1,038,450	351,519	(7,487)	4,293	(1,120)

(5,904,882)	(779,487)	(17,641,880)	(565,419)	(161,320)	(219,632)	(49,721)	(118,939)

(8,825,778)	(5,674,660)	(733,208)	(4,062,151)	11,116	(203,693)	(268,988)	(221,421)

(14,730,660)	(6,454,147)	(18,375,088)	(4,627,570)	(150,204)	(423,325)	(318,709)	(340,360)

$(8,495,140)	$1,327,130	$(12,181,951)	$(3,589,120)	$201,315	$(430,812)	$(314,416)	$(341,480)

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONYEquity Master

	Enterprise Accumulation Trust

	Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount
	For the period May 07, 2001** through December 31, 2001	For the period June 06, 2001** through December 31, 2001	For the period May 02, 2001** through December 31, 2001	For the period May 5, 2001** through December 31, 2001	For the period June 12, 2001** through December 31, 2001
Dividend income	$180	$709	$0	$0	$0

Distribution from net realized gains	0	0	0	1,512	0
Mortality and expense risk charges	(77)	(250)	(231)	(215)	(174)

Net investment income (loss)	103	459	(231)	1,297	(174)

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(48)	(701)	(1,194)	(1,174)	(423)
Net change in unrealized appreciation (depreciation) of investments	795	(2,059)	445	11,161	2,684

Net realized and unrealized gain (loss) on investments	747	(2,760)	(749)	9,987	2,261

Net increase (decrease) in net assets resulting from operations	$850	$(2,301)	$(980)	$11,284	$2,087

**	Commencement of operations

See notes to financial statements.

MONYEquity Master

Enterprise Accumulation Trust				Fidelity Variable Insurance Products Funds
Worldwide Growth Subaccount	Emerging Countries Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP II Contrafund Subaccount	VIP Growth Subaccount	VIP III Growth Opportunities Subaccount
For the period May 25, 2001** through December 31, 2001	For the period June 08, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period June 08, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the period June 12, 2001** through December 31, 2001
$0	$0	$35,028	$22	$11,995	$0	$0
0	0	17,988	0	47,977	162,856	0
(63)	(511)	(23,280)	(114)	(12,985)	(17,773)	(23)

(63)	(511)	29,736	(92)	46,987	145,083	(23)

(137)	(1,484)	(181,723)	(354)	(100,558)	(188,304)	(64)

(757)	19,556	(295,886)	(1,722)	(186,008)	(435,811)	202

(894)	18,072	(477,609)	(2,076)	(286,566)	(624,115)	138

$(957)	$17,561	$(447,873)	$(2,168)	$(239,579)	$(479,032)	$115

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONYEquity Master
	Janus Aspen Series
	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total
	For the period May 04, 2001** through December 31, 2001	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001
Dividend income	$0	$2,027	$46,221	$18,728	$3,018,878
Distribution from net realized gains	0	0	0	0	20,599,241
Mortality and expense risk charges	(322)	(330)	(26,981)	(27,873)	(1,547,494)

Net investment income (loss)	(322)	1,697	19,240	(9,145)	22,070,625

Realized and unrealized loss on investments:
Net realized loss on investments	(2,620)	(923)	(399,956)	(694,361)	(26,999,621)
Net change in unrealized depreciation of investments	(4,631)	(1,374)	(565,108)	(362,689)	(21,764,013)

Net realized and unrealized loss on investments	(7,251)	(2,297)	(965,064)	(1,057,050)	(48,763,634)

Net decrease in net assets resulting from operations	$(7,573)	$(600)	$(945,824)	$(1,066,195)	$(26,693,009)

**	Commencement of operations

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount		Equity Income Subaccount		Intermediate Term Bond Subaccount
	2001	2000	2001	2000	2001	2000

From operations:

Net investment income	$448,780	$278,873	$71,813	$110,293	$6,531	$7,821

Net realized gain (loss) on investments	(19,379)	62,141	(193)	17,362	949	984

Net change in unrealized appreciation (depreciation) of investments	(659,196)	(456,196)	(150,969)	(95,270)	2,798	855

Net increase (decrease) in net assets resulting from operations	(229,795)	(115,182)	(79,349)	32,385	10,278	9,660

From unit transactions:

Net proceeds from the issuance of units	45,184	87,459	25,510	23,251	9,476	10,070

Net asset value of units redeemed or used to meet contract obligations	(83,067)	(116,460)	(62,587)	(97,890)	(24,440)	(25,050)

Net decrease from unit transactions	(37,883)	(29,001)	(37,077)	(74,639)	(14,964)	(14,980)

Net decrease in net assets	(267,678)	(144,183)	(116,426)	(42,254)	(4,686)	(5,320)

Net assets beginning of year	1,179,012	1,323,195	714,036	756,290	137,371	142,691

Net assets end of year*	$911,334	$1,179,012	$597,610	$714,036	$132,685	$137,371

Unit transactions:

Units outstanding beginning of year	13,765	14,055	9,808	10,955	5,102	5,687

Units issued during the year	593	961	383	344	339	404

Units redeemed during the year	(1,091)	(1,251)	(912)	(1,491)	(872)	(989)

Units outstanding end of year	13,267	13,765	9,279	9,808	4,569	5,102

* Includes undistributed net investment income of:	$1,108,519	$659,739	$757,843	$686,030	$191,481	$184,950

See notes to financial statements.

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Strategist
	MONY Series Fund, Inc.
	Long Term Bond Subaccount		Diversified Subaccount		Money Market Subaccount		Total
	2001	2000	2001	2000	2001	2000	2001	2000

From operations:
Net investment income	$2,604	$3,728	$304,050	$238,838	$1,808	$3,126	$835,586	$642,679
Net realized gain (loss) on investments	149	(562)	(25,016)	51,448	0	0	(43,490)	131,373
Net change in unrealized appreciation (depreciation) of investments	361	4,426	(482,236)	(388,928)	0	0	(1,289,242)	(935,113)

Net increase (decrease) in net assets resulting from operations	3,114	7,592	(203,202)	(98,642)	1,808	3,126	(497,146)	(161,061)

From unit transactions:
Net proceeds from the issuance of units	4,077	3,382	63,089	68,495	6,856	11,536	154,192	204,193

Net asset value of units redeemed or used to meet contract obligations	(7,311)	(12,960)	(90,216)	(163,534)	(15,608)	(15,285)	(283,229)	(431,179)

Net increase (decrease) from unit transactions	(3,234)	(9,578)	(27,127)	(95,039)	(8,752)	(3,749)	(129,037)	(226,986)

Net increase (decrease) in net assets	(120)	(1,986)	(230,329)	(193,681)	(6,944)	(623)	(626,183)	(388,047)
Net assets beginning of year	56,059	58,045	1,285,205	1,478,886	60,474	61,097	3,432,157	3,820,204

Net assets end of year*	$55,939	$56,059	$1,054,876	$1,285,205	$53,530	$60,474	$2,805,974	$3,432,157

Unit transactions:
Units outstanding beginning of year	1,583	1,884	22,078	23,596	2,923	3,115
Units issued during the year	112	104	1,204	1,124	325	571
Units redeemed during the year	(200)	(405)	(1,727)	(2,642)	(741)	(763)

Units outstanding end of year	1,495	1,583	21,555	22,078	2,507	2,923

* Includes undistributed net investment income of:	$113,173	$110,569	$1,486,082	$1,182,032	$88,183	$86,375	$3,745,281	$2,909,695

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.
Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount		Money Market Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$32,770	$38,598	$81,991	$101,459	$39,904	$43,374	$86,330	$191,190

(2,477)	(14,832)	12,648	(87,265)	5,512	(3,035)	0	0

24,176	27,415	(2,066)	217,746	13,862	38,692	0	0

54,469	51,181	92,573	231,940	59,278	79,031	86,330	191,190

616,463	193,043	1,119,177	568,073	583,037	257,654	2,344,611	1,294,145

(683,658)	(238,157)	(877,019)	(578,996)	(427,214)	(318,064)	(1,755,199)	(5,090,099)

(67,195)	(45,114)	242,158	(10,923)	155,823	(60,410)	589,412	(3,795,954)

(12,726)	6,067	334,731	221,017	215,101	18,621	675,742	(3,604,764)
785,449	779,382	1,801,107	1,580,090	992,215	973,594	2,839,413	6,444,177

$772,723	$785,449	$2,135,838	$1,801,107	$1,207,316	$992,215	$3,515,155	$2,839,413

57,926	61,590	115,225	116,016	73,181	78,201	218,192	521,637
43,667	14,941	69,220	39,711	41,631	20,111	177,298	101,728
(48,689)	(18,605)	(54,945)	(40,502)	(30,643)	(25,131)	(133,311)	(405,173)

52,904	57,926	129,500	115,225	84,169	73,181	262,179	218,192

$122,024	$89,254	$355,645	$273,654	$131,518	$91,614	$839,630	$753,300

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	Equity Subaccount		Small Company Value Subaccount		Managed Subaccount

	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

From operations:
Net investment income (loss)	$6,235,520	$12,349,729	$7,781,277	$5,355,062	$6,193,137	$34,527,172
Net realized gain (loss) on investments	(5,904,882)	1,063,605	(779,487)	537,360	(17,641,880)	(12,834,329)
Net change in unrealized appreciation (depreciation) of investments	(8,825,778)	(16,165,777)	(5,674,660)	(5,340,803)	(733,208)	(21,071,846)

Net increase (decrease) in net assets resulting from operations	(8,495,140)	(2,752,443)	1,327,130	551,619	(12,181,951)	620,997

From unit transactions:
Net proceeds from the issuance of units	9,120,670	15,842,887	6,225,860	9,299,035	18,104,797	24,790,165
Net asset value of units redeemed or used to meet contract obligations	(7,516,644)	(12,496,872)	(5,338,349)	(7,796,451)	(18,051,765)	(35,903,892)

Net increase (decrease) from unit transactions	1,604,026	3,346,015	887,511	1,502,584	53,032	(11,113,727)

Net increase (decrease) in net assets	(6,891,114)	593,572	2,214,641	2,054,203	(12,128,919)	(10,492,730)
Net assets beginning of period	43,545,374	42,951,802	29,756,056	27,701,853	102,934,487	113,427,217

Net assets end of period*	$36,654,260	$43,545,374	$31,970,697	$29,756,056	$90,805,568	$102,934,487

Unit transactions:
Units outstanding beginning of period	1,841,869	1,709,190	1,198,930	1,135,497	4,328,542	4,803,230
Units issued during the period	469,871	581,314	246,311	381,367	838,678	1,077,541
Units redeemed during the period	(387,255)	(448,635)	(211,651)	(317,934)	(835,793)	(1,552,229)

Units outstanding end of period	1,924,485	1,841,869	1,233,590	1,198,930	4,331,427	4,328,542

* Includes undistributed net investment income (loss) of:	$23,213,883	$16,978,363	$16,328,278	$8,547,001	$67,812,656	$61,619,519

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount		Growth and Income Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period May 02, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 03, 2000** through December 31, 2000

$1,038,450	$1,186,996	$351,519	$356,375	$(7,487)	$13,223	$4,293	$(2,358)
(565,419)	684,180	(161,320)	(239,852)	(219,632)	(14,487)	(49,721)	1,412

(4,062,151)	(4,599,567)	11,116	(247,425)	(203,693)	(69,257)	(268,988)	(51,123)

(3,589,120)	(2,728,391)	201,315	(130,902)	(430,812)	(70,521)	(314,416)	(52,069)

2,492,352	5,052,941	1,225,691	1,151,968	1,276,711	3,117,826	1,146,214	2,184,853

(2,356,358)	(3,526,808)	(802,842)	(1,219,321)	(834,101)	(139,276)	(340,977)	(98,744)

135,994	1,526,133	422,849	(67,353)	442,610	2,978,550	805,237	2,086,109

(3,453,126)	(1,202,258)	624,164	(198,255)	11,798	2,908,029	490,821	2,034,040
12,725,325	13,927,583	3,933,975	4,132,230	2,908,029	0	2,034,040	0

$9,272,199	$12,725,325	$4,558,139	$3,933,975	$2,919,827	$2,908,029	$2,524,861	$2,034,040

685,895	616,656	273,467	277,914	306,296	0	206,162	0
170,269	246,790	81,541	78,252	152,167	321,154	124,767	215,920
(158,303)	(177,551)	(53,525)	(82,699)	(104,030)	(14,858)	(38,288)	(9,758)

697,861	685,895	301,483	273,467	354,433	306,296	292,641	206,162

$2,879,217	$1,840,767	$1,462,726	$1,111,207	$5,736	$13,223	$1,935	$(2,358)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	Capital Appreciation Subaccount		Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount
	For the year ended December 31, 2001	For the period May 03, 2000** through December 31, 2000	For the period May 07, 2001** through December 31, 2001	For the period June 06, 2001** through December 31, 2001	For the period May 02, 2001** through December 31, 2001	For the period May 5, 2001** through December 31, 2001
From operations:
Net investment income (loss)	$(1,120)	64,753	$103	$459	$(231)	$1,297
Net realized loss on investments	(118,939)	(626)	(48)	(701)	(1,194)	(1,174)
Net change in unrealized appreciation (depreciation) of investments	(221,421)	(176,204)	795	(2,059)	445	11,161

Net increase (decrease) in net assets resulting from operations	(341,480)	(112,077)	850	(2,301)	(980)	11,284

From unit transactions:
Net proceeds from the issuance of units	765,167	1,865,727	40,168	98,517	125,451	113,784
Net asset value of units redeemed or used to meet contract obligations	(333,295)	(95,459)	(914)	(5,457)	(29,235)	(4,805)

Net increase from unit transactions	431,872	1,770,268	39,254	93,060	96,216	108,979

Net increase in net assets	90,392	1,658,191	40,104	90,759	95,236	120,263
Net assets beginning of period	1,658,191	0	0	0	0	0

Net assets end of period*	$1,748,583	$1,658,191	$40,104	$90,759	$95,236	$120,263

Unit transactions:
Units outstanding beginning of period	179,274	0	0	0	0	0
Units issued during the period	99,878	189,063	4,081	10,644	13,659	12,390
Units redeemed during the period	(43,546)	(9,789)	(93)	(611)	(3,042)	(523)

Units outstanding end of period	235,606	179,274	3,988	10,033	10,617	11,867

* Includes undistributed net investment income (loss) of:	$63,633	$64,753	$103	$459	$(231)	$1,297

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust						Fidelity Variable Insurance Products Funds
Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount	VIP II Contrafund Subaccount
For the period June 12, 2001** through December 31, 2001	For the period May 25, 2001** through December 31, 2001	For the period June 08, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 02, 2000** through December 31, 2000	For the period June 08, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 03, 2000** through December 31, 2000

$(174)	$(63)	$(511)	$29,736	$54,021	$(92)	$46,987	$(6,231)
(423)	(137)	(1,484)	(181,723)	(3,216)	(354)	(100,558)	(691)

2,684	(757)	19,556	(295,886)	(371,291)	(1,722)	(186,008)	(90,271)

2,087	(957)	17,561	(447,873)	(320,486)	(2,168)	(239,579)	(97,193)

191,447	21,707	208,603	1,420,108	3,556,359	43,186	687,616	2,014,867

(1,351)	(847)	(14,261)	(644,848)	(130,252)	(1,688)	(442,654)	(88,352)

190,096	20,860	194,342	775,260	3,426,107	41,498	244,962	1,926,515

192,183	19,903	211,903	327,387	3,106	39,330	5,383	1,829,322
0	0	0	3,105,621	0	0	1,829,322	0

$192,183	$19,903	$211,903	$3,433,008	$3,105,621	$39,330	$1,834,705	$1,829,322

0	0	0	344,819	0	0	193,843	0
24,855	2,340	24,354	172,477	358,347	4,816	81,780	202,874
(181)	(96)	(1,700)	(79,847)	(13,528)	(199)	(52,048)	(9,031)

24,674	2,244	22,654	437,449	344,819	4,617	223,575	193,843

$(174)	$(63)	$(511)	$83,757	$54,021	$(92)	$40,756	$(6,231)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2001	For the period May 02, 2000** through December 31, 2000	For the period June 12, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$145,083	$(8,164)	$(23)

Net realized gain (loss) on investments	(188,304)	7,118	(64)

Net change in unrealized appreciation (depreciation) of investments	(435,811)	(374,369)	202

Net increase (decrease) in net assets resulting from operations	(479,032)	(375,415)	115

From unit transactions:

Net proceeds from the issuance of units	845,967	2,978,923	12,101

Net asset value of units redeemed or used to meet contract obligations	(410,619)	(115,894)	(363)

Net increase from unit transactions	435,348	2,863,029	11,738

Net increase (decrease) in net assets	(43,684)	2,487,614	11,853

Net assets beginning of period	2,487,614	0	0

Net assets end of period*	$2,443,930	$2,487,614	$11,853

Unit transactions:

Units outstanding beginning of period	292,731	0	0

Units issued during the period	115,727	304,936	1,335

Units redeemed during the period	(56,115)	(12,205)	(41)

Units outstanding end of period	352,343	292,731	1,294

* Includes undistributed net investment income (loss) of:	$136,919	$(8,164)	$(23)

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Janus Aspen Series
Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
For the period May 04, 2001** through December 31, 2001	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 03, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 02, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

$(322)	$1,697	$19,240	$25,724	$(9,145)	$198,001	$22,070,625	$54,488,924

(2,620)	(923)	(399,956)	(10,446)	(694,361)	(35,053)	(26,999,621)	(10,950,157)

(4,631)	(1,374)	(565,108)	(619,494)	(362,689)	(877,872)	(21,764,013)	(49,771,446)

(7,573)	(600)	(945,824)	(604,216)	(1,066,195)	(714,924)	(26,693,009)	(6,232,679)

172,663	135,693	1,605,463	4,552,775	1,744,184	5,001,735	52,487,408	83,722,976

(16,591)	(11,334)	(835,613)	(257,795)	(1,097,526)	(244,607)	(42,835,527)	(68,339,039)

156,072	124,359	769,850	4,294,980	646,658	4,757,128	9,651,881	15,383,937

148,499	123,759	(175,974)	3,690,764	(419,537)	4,042,204	(17,041,128)	9,151,258

0	0	3,690,764	0	4,042,204	0	221,069,186	211,917,928

$148,499	$123,759	$3,514,790	$3,690,764	$3,622,667	$4,042,204	$204,028,058	$221,069,186

0	0	452,008	0	502,843	0

20,826	13,920	228,081	479,644	249,907	529,466

(1,930)	(1,188)	(126,088)	(27,636)	(167,005)	(26,623)

18,896	12,732	554,001	452,008	585,745	502,843

$(322)	$1,697	$44,964	$25,724	$188,856	$198,001	$113,714,273	$91,643,648

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist) and Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) insurance policies is presented here.

There are currently six Strategist Subaccounts and twenty-eight MONYEquity Master Subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The subaccounts of Strategist commenced operations in 1985 and the subaccounts of MONYEquity Master commenced operations in 1995 through 2001. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONYEquity Master Subaccounts for the period ended December 31, 2001 aggregated $27,773,413.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2001, MONY America received $21,031 in aggregate from certain Funds in connection with Strategist and MONYEquity Master subaccounts.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2001 were as follows:

Strategist Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.
Equity Growth Portfolio	$46,578	$90,517
Equity Income Portfolio	27,862	68,741
Intermediate Term Bond Portfolio	10,725	26,497
Long Term Bond Portfolio	4,077	7,646
Diversified Portfolio	64,671	98,594
Money Market Portfolio	7,450	16,542

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio	623,771	697,189
Long Term Bond Portfolio	1,151,574	924,856
Government Securities Portfolio	593,450	445,964
Money Market Portfolio	2,585,670	2,017,864

Enterprise Accumulation Trust
Equity Portfolio	9,347,608	8,023,124
Small Company Value Portfolio	6,361,831	5,703,967
Managed Portfolio	18,600,336	19,253,934
International Growth Portfolio	2,595,668	2,536,709
High Yield Bond Portfolio	1,273,280	882,418
Growth Portfolio	1,323,165	900,552
Growth and Income Portfolio	1,162,562	374,349
Capital Appreciation Portfolio	801,945	381,906
Balanced Portfolio	50,553	11,362
Equity Income Portfolio	100,059	7,217
Multi-Cap Growth Portfolio	127,030	31,011
Small Company Growth Portfolio	116,226	7,419
Mid-Cap Growth Portfolio	191,540	1,548
Worldwide Growth Portfolio	22,015	1,211
Emerging Countries Portfolio	208,470	14,563

Dreyfus
Dreyfus Stock Index Fund	1,436,711	684,350
Dreyfus Socially Responsible Growth Fund, Inc.	45,662	4,263

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONYEquity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

FidelityVariable Insurance Products Funds
VIP II Contrafund Portfolio	$710,759	$478,626
VIP Growth Portfolio	865,604	447,831
VIP III Growth Opportunities Portfolio	12,211	493

Janus Aspen Series
Aggressive Growth Portfolio	172,479	16,676
Balanced Portfolio	140,858	16,784
Capital Appreciation Portfolio	1,659,284	916,172
Worldwide Growth Portfolio	1,787,343	1,168,401

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.
Equity Growth Subaccount	13,267	$68.69	$911	0.00%		0.60%		(19.81)%
Equity Income Subaccount	9,279	64.41	598	1.74		0.60		(11.52)
Intermediate Term Bond Subaccount	4,569	29.04	133	5.40		0.60		7.88
Long Term Bond Subaccount	1,495	37.42	56	5.21		0.60		5.68
Diversified Subaccount	21,555	48.94	1,055	1.13		0.60		(15.93)
Money Market Subaccount	2,507	21.35	54	3.78		0.60		3.19

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	52,904	14.61	773	4.66		0.75		7.74
Long Term Bond Subaccount	129,500	16.49	2,136	4.67		0.75		5.50
Government Securities Subaccount	84,169	14.34	1,207	4.27		0.75		5.75
Money Market Subaccount	262,179	13.41	3,515	3.69		0.75		3.07

Enterprise Accumulation Trust
Equity Subaccount	1,924,485	19.05	36,654	0.00		0.75		(19.42)
Small Company Value Subaccount	1,233,590	25.92	31,971	0.25		0.75		4.43
Managed Subaccount	4,331,427	20.96	90,806	2.15		0.75		(11.86)
International Growth Subaccount	697,861	13.29	9,272	0.66		0.75		(28.36)
High Yield Bond Subaccount	301,483	15.12	4,558	8.85		0.75		5.07
Growth Subaccount	354,433	8.24	2,920	0.47		0.75		(13.17)
Growth and Income Subaccount	292,641	8.63	2,525	0.94		0.75		(12.56)
Capital Appreciation Subaccount	235,606	7.42	1,749	0.68		0.75		(19.78)
Balanced Subaccount (1)	3,988	10.06	40	1.75	(^)	0.75	(^)	(0.60)

Equity Income Subaccount (2)	10,033	9.05	91	2.13	(^)	0.75	(^)	(9.50)
Multi-Cap Growth Subaccount (3)	10,617	8.97	95	0.00	(^)	0.75	(^)	(10.30)

Small Company Growth Subaccount (4)	11,867	10.13	120	0.00	(^)	0.75	(^)	1.30

Mid-Cap Growth Subaccount (5)	24,674	7.79	192	0.00	(^)	0.75	(^)	(22.10)
Worldwide Growth Subaccount (6)	2,244	8.87	20	0.00	(^)	0.75	(^)	(11.30)
Emerging Countries Subaccount (7)	22,654	9.35	212	0.00	(^)	0.75	(^)	(6.50)

Dreyfus
Dreyfus Stock Index Subaccount	437,449	7.85	3,433	1.13		0.75		(12.87)

Dreyfus Socially Responsible Growth Subaccount (7)	4,617	8.52	39	0.14	(^)	0.75	(^)	(14.80)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	223,575	8.21	1,835	0.69		0.75		(13.03)
VIP Growth Subaccount	352,343	6.94	2,444	0.00		0.75		(18.35)
VIP III Growth Opportunities Subaccount (5)	1,294	9.16	12	0.00	(^)	0.75	(^)	(8.40)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Janus Aspen Series
Aggressive Growth Subaccount (8)	18,896	$7.86	$148	0.00	%(^)	0.75	%(^)	(21.40)%
Balanced Subaccount (9)	12,732	9.72	124	4.61	(^)	0.75	(^)	(2.80)
Capital Appreciation Subaccount	554,001	6.34	3,515	1.28		0.75		(22.40)

Worldwide Growth Subaccount	585,745	6.18	3,623	0.50		0.75		(23.13)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 7, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 6, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 2, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period May 5, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 12, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 25, 2001 (commencement of operations) through December 31, 2001.
(7)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.
(8)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(9)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of Subaccounts of MONY America Variable Account L

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY America Variable Account L at December 31, 2001, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY America

Variable Account L

COMBINED STATEMENT OF ASSETS & LIABILITIES

December 31, 2001

ASSETS
Investments at cost	$660,184,384

Investments in Funds, at net asset value	$557,537,460
Amounts due from MONY America	1,446,879
Amounts due from Funds	372,519

Total assets	559,356,858

LIABILITIES
Amounts due to MONY America	471,979
Amounts due to Funds	1,446,879

Total liabilities	1,918,858

Net assets	$557,438,000

Net assets consist of:
Contractholders' net payments	$555,736,455
Undistributed net investment income	150,741,522
Accumulated net realized loss on investments	(46,393,053)
Net unrealized depreciation of investments	(102,646,924)

Net assets	$557,438,000

See notes to combined financial statements.

MONY America

Variable Account L

COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2001

Dividend income	$10,946,427
Distributions from net realized gains	27,934,674
Mortality and expense risk charges	(1,952,317)

Net investment income	36,928,784

Realized and unrealized loss on investments:
Net realized loss on investments	(51,486,293)
Net change in unrealized depreciation of investments	(31,488,999)

Net realized and unrealized loss on investments	(82,975,292)

Net decrease in net assets resulting from operations	$(46,046,508)

See notes to combined financial statements.

MONY America

Variable Account L

COMBINED STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	2001	2000

From operations:
Net investment income	$36,928,784	$69,158,013
Net realized loss on investments	(51,486,293)	(11,516,518)
Net change in unrealized depreciation of investments	(31,488,999)	(71,965,930)

Net decrease in net assets resulting from operations	(46,046,508)	(14,324,435)

From unit transactions:
Net proceeds from the issuance of units of subaccounts	283,051,735	306,142,781
Net asset value of units redeemed or used to meet contract obligations of subaccounts	(154,723,870)	(170,120,288)

Net increase from unit transactions of subaccounts	128,327,865	136,022,493

Net increase in net assets	82,281,357	121,698,058
Net assets beginning of year	475,156,643	353,458,585

Net assets end of year*	$557,438,000	$475,156,643

* Includes undistributed net investment income of:	$150,741,522	$113,812,738

See notes to combined financial statements.

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS

1.  Organization and Business:

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, and MONY Custom Estate Master), and Corporate Sponsored Variable Universal Life Insurance policies (collectively, the “Variable Life Insurance Policies”). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”). For presentation purposes, the information related to all Variable Life Insurance Policies issued under the Variable Account is presented for the Variable Account as a whole.

There are currently twenty-eight MONYEquity Master subaccounts, six Strategist subaccounts, twenty-eight MONY Custom Equity Master subaccounts, thirty-eight Corporate Sponsored Universal Life subaccounts, and twenty-six MONY Custom Estate Master subaccounts within the Variable Account (each hereafter referred to as a “subaccount”). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., The Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Janus Aspen Series, the Van Eck Worldwide Insurance Trust, T. Rowe Price, or the Universal Institutional Funds, Inc. (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Life Insurance Policies which are presented on pages before these combined financial statements.

2.  Significant Accounting Policies:

The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment held by each subaccount in the shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2001 by all of the subaccounts within the Variable Account have been aggregated.

Investment Transactions and Investment Income:

Investments made by the subaccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies: (continued)

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY America is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2001, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $59,818,640.

MONY America receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from 0.35% to 0.75% of the average daily net assets of each of the respective subaccounts within the Variable Account, other than the subaccounts of Corporate Sponsored Variable Universal Life Insurance policies. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2001, MONY America received $191,930 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4.  Other:

At December 31, 2001, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	$6,704,577
Long Term Bond Subaccount	37,587,120
Government Securities Subaccount	6,283,535
Money Market Subaccount	44,176,192
Equity Growth Subaccount	911,334
Equity Income Subaccount	597,610
Diversified Subaccount	1,054,876

Enterprise Accumulation Trust
Equity Subaccount	48,928,933
Small Company Value Subaccount	43,036,297
Managed Subaccount	101,627,509

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

International Growth Subaccount	$12,354,482
High Yield Bond Subaccount	34,444,644
Growth Subaccount	26,999,192
Growth and Income Subaccount	11,971,538
Small Company Growth Subaccount	6,701,542
Equity Income Subaccount	2,959,239
Capital Appreciation Subaccount	6,539,831
Multi-Cap Growth Subaccount	6,993,186
Balanced Subaccount	773,409
Worldwide Growth Subaccount	92,464
Emerging Countries Subaccount	348,908
Mid-Cap Growth Subaccount	472,234

Dreyfus Variable Investment Fund
Appreciation Subaccount	2,160,800
Small Company Stock Subaccount	917,260

Dreyfus
Dreyfus Stock Index Subaccount	58,420,198
Dreyfus Socially Responsible Growth Subaccount	1,160,023

Van Eck Worldwide Insurance Trust
Hard Assets Subaccount	37,372
Worldwide Bond Subaccount	78,586
Worldwide Emerging Markets Subaccount	107,487

T. Rowe Price
Equity Income Subaccount	4,451,206
Prime Reserve Subaccount	303,689
International Stock Subaccount	1,652,973
Limited Term Subaccount	32,901
New America Growth Subaccount	764,189
Personal Strategy Balanced Subaccount	1,603,550

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount	7,913,688
VIP II Contrafund Subaccount	10,474,803
VIP III Growth Opportunities Subaccount	1,214,912
VIP II Asset Manager Subaccount	5,151,654
VIP III Growth and Income Subaccount	9,775,691

The Universal Institutional Funds, Inc.
Equity Growth Subaccount	422,652
Fixed Income Subaccount	4,843,658
Value Subaccount	169,094

MONY AMERICA

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Janus Aspen Series
Aggressive Growth Subaccount	$7,073,317
Balanced Subaccount	3,541,355
Capital Appreciation Subaccount	8,609,555
Flexible Income Subaccount	6,412,592
International Growth Subaccount	1,291,140
Worldwide Growth Subaccount	17,291,581
Strategic Value Subaccount	3,422

Total Net Assets—Combined Variable Account L	$557,438,000

During the year ended December 31, 2001, the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all of the subaccounts within the Variable Account were $327,037,206 and $200,604,360, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the “Company”) at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, the Company changed its method of accounting for embedded derivatives arising from the modified coinsurance arrangements and for long-lived assets in 2003 and 2002, respectively.

PRICEWATERHOUSECOOPERS LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 14, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY OF AMERICA

BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value (Note 6)	$1,734.0	$1,537.4
Mortgage loans on real estate (Note 8)	419.6	357.9
Policy loans	86.1	79.8
Real estate to be disposed of	—	0.1
Real estate held for investment	2.2	2.3
Other invested assets	16.7	11.4

	2,258.6	1,988.9
Cash and cash equivalents	180.4	33.2
Accrued investment income	29.5	27.9
Amounts due from reinsurers	59.6	54.0
Deferred policy acquisition costs (Note 9)	758.1	617.4
Current federal income taxes	27.7	47.6
Other assets	12.2	4.3
Separate account assets	3,504.0	2,911.3

Total assets	$6,830.1	$5,684.6

LIABILITIES AND SHAREHOLDER’S EQUITY
Future policy benefits	$186.6	$179.6
Policyholders’ account balances	1,962.4	1,612.0
Other policyholders’ liabilities	86.3	89.2
Accounts payable and other liabilities	108.2	67.8
Note payable to affiliate	39.6	42.2
Deferred federal income taxes (Note 10)	177.4	142.6
Separate account liabilities	3,504.0	2,911.3

Total liabilities	6,064.5	5,044.7
Commitments and contingencies (Note 14)
Common stock $1.00 par value; 5.0 million shares authorized, 2.5 million shares issued and outstanding	2.5	2.5
Capital in excess of par	599.7	499.7
Retained earnings	139.2	113.0
Accumulated other comprehensive income	24.2	24.7

Total shareholder’s equity	765.6	639.9

Total liabilities and shareholder’s equity	$6,830.1	$5,684.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)
Revenues:
Universal life and investment-type product policy fees	$166.2	$153.8	$159.7
Premiums	125.7	89.5	56.3
Net investment income (Note 5)	118.5	107.5	91.2
Net realized gains/(losses) on investments (Note 5)	17.3	(10.2)	5.3
Other income	27.0	16.8	17.9

	454.7	357.4	330.4

Benefits and Expenses:
Benefits to policyholders	156.8	127.8	97.9
Interest credited to policyholders’ account balances	91.5	75.8	65.9
Amortization of deferred policy acquisition costs	55.2	81.8	62.1
Other operating costs and expenses	120.0	97.1	101.3

	423.5	382.5	327.2

Income/(loss) from continuing operations before income taxes	31.2	(25.1)	3.2
Income tax expense/(benefit)	4.9	(8.8)	1.4

Income/(loss) from continuing operations	26.3	(16.3)	1.8
Discontinued operations: loss from real estate to be disposed of, net of income tax benefit of $0.0 million and $0.4 million for the years ended December 31, 2003 and 2002, respectively	(0.1)	(0.8)	—

Net income/(loss)	26.2	(17.1)	1.8
Other comprehensive (loss)/income, net (Note 5)	(0.5)	20.0	5.7

Comprehensive income	$25.7	$2.9	$7.5

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002 and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Total Shareholder’s Equity
	($ in millions)
Balance, December 31, 2000	$2.5	$249.7	$128.3	$(1.0)	$379.5
Capital contributions		100.0			100.0
Comprehensive income:
Net income			1.8		1.8
Other comprehensive income:
Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				5.7	5.7

Comprehensive income					7.5

Balance, December 31, 2001	2.5	349.7	130.1	4.7	487.0
Capital contributions		150.0			150.0
Comprehensive income:
Net loss			(17.1)		(17.1)
Other comprehensive income:
Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				20.0	20.0

Comprehensive income					2.9

Balance, December 31, 2002	2.5	499.7	113.0	24.7	639.9
Capital contributions		100.0			100.0
Comprehensive income:
Net income			26.2		26.2
Other comprehensive income:
Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(0.5)	(0.5)

Comprehensive income					25.7

Balance, December 31, 2003	$2.5	$599.7	$139.2	$24.2	$765.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001
	($ in millions)
Cash flows from operating activities (Note 3):
Net income/(loss)	$26.2	$(17.1)	$1.8
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Interest credited to policyholders’ account balances	84.5	72.5	64.7
Universal life and investment-type product policy fee income	(67.6)	(66.9)	(74.6)
Capitalization of deferred policy acquisition costs	(193.7)	(172.6)	(157.8)
Amortization of deferred policy acquisition costs	55.2	81.8	62.1
Provision for depreciation and amortization	0.7	(2.0)	5.0
Provision for deferred federal income taxes	35.0	46.8	33.6
Net realized (gains)/losses on investments	(17.3)	10.2	(5.3)
Non-cash distributions from investments	(0.6)	(0.5)	—
Change in other assets, accounts payable and other liabilities	25.2	(40.6)	39.2
Change in future policy benefits	7.0	22.8	22.1
Change in other policyholders’ liabilities	(2.8)	12.0	8.3
Change in current federal income taxes payable	19.9	(19.7)	(13.1)
Loss on discontinued real estate operations	0.1	1.2	—

Net cash used in operating activities	(28.2)	(72.1)	(14.0)

Cash flows from investing activities:
Sales, maturity securities or repayments of:
Fixed maturity securities	358.7	258.3	280.9
Mortgage loans on real estate	80.1	48.6	60.3
Other invested assets	0.3	2.6	0.1
Acquisitions of investments:
Fixed maturity securities	(548.5)	(505.6)	(371.5)
Mortgage loans on real estate	(139.1)	(276.2)	(76.7)
Other invested assets	(0.6)	(1.3)	(7.1)
Policy loans, net	(6.3)	(8.2)	(2.2)

Net cash used in investing activities	$(255.4)	$(481.8)	$(116.2)

Cash flows from financing activities:
Proceeds of demand note payable to affiliate	$—	$121.0	$—
Repayment of demand note payable to affiliate	—	(121.0)	—
Repayment of note payable to affiliate	(2.6)	(2.4)	(2.3)
Receipts from annuity and universal life policies credited to policyholders’ account balances	872.2	876.8	824.6
Return of policyholders’ account balances on annuity policies and universal life policies	(538.8)	(539.9)	(700.3)
Capital contributions	100.0	150.0	6.0

Net cash provided by financing activities	430.8	484.5	128.0

Net increase/(decrease) in cash and cash equivalents	147.2	(69.4)	(2.2)
Cash and cash equivalents, beginning of year	33.2	102.6	104.8

Cash and cash equivalents, end of year	$180.4	$33.2	$102.6

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$(27.4)	$(36.9)	$(19.1)
Interest	$2.8	$4.1	$3.1
Schedule of non-cash financing activities:
Capital contribution of bonds from MONY Life	$—	$—	$94.1

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

1. Organization and Description of Business:

MONY Life Insurance Company of America (the “Company” or “MLOA”), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY Life”), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company on November 16, 1998. MONY Life is a wholly-owned subsidiary of MONY Holdings, LLC (“MONY Holdings”), a downstream holding company formed by The MONY Group Inc. (the “MONY Group”) on February 27, 2002. On April 30, 2002, MONY Group transferred all of its ownership interest in MONY Life to MONY Holdings.

The Company’s primary business is to provide life insurance, annuities, and corporate-owned and bank-owned life insurance (“COLI and BOLI”) to business owners, growing families, and pre-retirees. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life and (ii) Trusted Securities Advisors Corporation (“Trusted Advisors”), now a division of MONY Securities Corporation (a wholly-owned subsidiary of MONY Life). The Company’s Wholesale channel is comprised of: (i) MONY Partners, a division of MONY Life, and (ii) MONY Life’s corporate marketing team which markets COLI and BOLI products. These products are sold in 49 states (not including New York), the District of Columbia and Puerto Rico.

2. Merger:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly-owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 14 for further information regarding the pending merger transaction.

3. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining: (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and impairment writedowns for other invested assets, (iv) costs associated with contingencies, and (v) litigation and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Valuation of Investments and Realized Gains and Losses

The Company’s fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company’s equity securities are comprised of investments in venture capital limited partnerships. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ interest rate.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized gains or losses on investments.

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s balance sheet and the results therefrom are reported as “Discontinued Operations” in the Company’s

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

statement of income and comprehensive income as a result of the Company’s adoption in 2002 of the Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property.

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets.

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year.

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Recognition of Insurance Revenue and Related Benefits

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Deferred Policy Acquisition Costs (“DPAC”)

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company conducts programs from time to time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances for universal life and investment-type contracts represent an annuity of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002 and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.7%, 4.9% and 5.0% for each of the years ended December 31, 2003, 2002 and 2001, respectively.

GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

Stock-Based Compensation

SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted.

Although the Company has no employees, under a service agreement with MONY Life the Company is charged for services, including personnel services and employee benefits, provided by MONY Life employees on the Company’s behalf. MONY Life elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, MONY Life’s career financial professionals do not qualify as employees. The following table reflects the effect on net income of the Company as if the accounting prescribed by SFAS 123 had been applied by MONY Life to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	For the years ended December 31
	2003	2002	2001
	($ in millions)
Net income/(loss), as reported	$26.2	$(17.1)	$1.8
Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(2.8)	(2.6)	(2.2)

Pro forma net income/(loss)	$23.4	$(19.8)	$(0.4)

Federal Income Taxes

The Company files a consolidated federal income tax return with its parent, MONY Life, and with MONY Life’s other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

Reinsurance

The Company has reinsured certain of its life insurance and annuity business with life contingencies under various agreements with other insurance companies. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10.0%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets and liabilities are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Statements of Cash Flows — Non-cash Transactions

The Company received $94.1 million in bonds and $5.9 million in cash during 2001 as a capital contribution from MONY Life.

New Accounting Pronouncements Adopted as of December 31, 2003

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

On July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002 the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. The adoption of SFAS 142 did not have a material effect on the Company’s results of operations or financial position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

On January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of” (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $0.1 million, respectively. The Company’s pretax loss from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s statement of income and comprehensive income as a discontinued operation, was $0.1 million and $1.2 million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation—Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 on October 1, 2003 resulted in the recognition of a realized gain of $7.1 million and a corresponding SWAP asset of $7.1 million. For the year ended December 31, 2003 a realized gain of $6.5 million is recorded in the Company’s statement of income and comprehensive income under the caption “net realized gains/(losses) on investments” and a corresponding SWAP asset of $5.5 million is recorded in the Company’s balance sheet for 2003 under the caption “other invested assets”.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), “Consolidated Financial Statements”. ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a Company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 will not be unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132 – 2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures will include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003, effective for financial statements with fiscal years ending after December 15, 2003, did not impact the Company’s financial statement disclosures.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in an additional liability for Guaranteed Minimum Death Benefits of approximately $0.6 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see – New Accounting Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

4. Related Party Transactions:

MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that state.

The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, employee benefits, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2003, 2002 and 2001, the Company incurred expenses of $73.8 million, $61.8 million and $67.9 million, as a result of such allocations. At December 31, 2003 and 2002 the Company had a payable to MONY Life in connection with this service agreement of $13.1 million and $17.2 million, respectively, which is reflected in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company’s investment portfolio. The amount of expenses incurred by the Company related to this agreement was $1.0 million, $0.7 million and $0.8 million for each of the years ended December 31, 2003, 2002 and 2001, respectively. In addition, the Company had a payable to MONY Life related to this agreement of approximately $0.1 million and $0.1 million at December 31, 2003 and 2002, respectively, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $4.5 million, $3.2 million and $3.6 million for the years ended December 31, 2003, 2002, and 2001, respectively. In addition, the Company recorded an intercompany payable of $0.4 million and $0.4 million at December 31, 2003 and 2002, respectively, related to these agreements, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

In 1997, the Company entered into a 17-year lease with the New York City Industrial Development Agency (“NY IDA”). NY IDA issued bonds to the Company, for the benefit of MONY Life’s consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder. At December 31,2003, the carrying value of IDA bonds outstanding was $1.2 million. Lease payments for NY IDA were $0.1 million, $0.2 million and $0.2 million for the years ended, December 31, 2003, 2002 and 2001.

The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company (“USFL”), an affiliate, effective January 1, 1999, whereby the Company agreed to reinsure 90.0% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90.0% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DPAC tax provision. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2003 and 2002, the Company recorded a payable of $17.2 million and $15.2 million, respectively, to USFL in connection with this agreement which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company recorded capital contributions from MONY Life of $100.0 million, $150.0 million and $100.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. (“MBMC”), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2003 is $39.6 million.

On May 29, 2002, the Company borrowed $121.0 million from the MONY Group in exchange for a demand note payable in the same amount. The note bore interest at a floating rate equal to Federal Funds Rate +0.15% per annum and had an original maturity date of May 28, 2003. The Company repaid the entire principal outstanding on the demand note plus interest of $1.2 million during the fourth quarter of 2002.

On August 30, 2002, the Company purchased eleven commercial mortgage loans from MONY Life. The purchase price for the mortgages was determined based on fair market value aggregating $148.6 million, which consisted of $146.8 million in principal and $1.8 million in premium. These mortgage loans are included in “Mortgage Loans on Real Estate” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

5. Investment Income, Realized and Unrealized Investment Gains/(Losses), and Other Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002 and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$94.1	$87.3	$76.0
Mortgage loans on real estate	29.6	14.8	8.9
Policy loans	5.5	6.3	4.3
Other investments (including cash & cash equivalents)	0.9	3.0	6.5

Total investment income	130.1	111.4	95.7
Investment expenses	11.6	3.9	4.5

Net investment income	$118.5	$107.5	$91.2

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002 and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$8.1	$(7.4)	$4.7
Mortgage loans on real estate	3.5	(2.2)	0.8
Other invested assets	5.7	(0.6)	(0.2)

Net realized gains/(losses) on investments	$17.3	$(10.2)	$5.3

The net change in unrealized investment gains/(losses) represents the only component of other comprehensive income for the years ended December 31, 2003, 2002 and 2001. Following is a summary of the change in unrealized investment gains/(losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 3), which are reflected in Accumulated Other Comprehensive Income for the periods presented:

	2003	2002	2001
	($ in millions)
Change in unrealized gains/(losses) on investments, net
Fixed maturity securities	$(2.9)	$68.9	$23.5

Subtotal	(2.9)	68.9	23.5
Effect on unrealized gains/(losses) on investments attributable to:
DPAC	2.2	(38.1)	(14.7)
Deferred federal income taxes	0.2	(10.8)	(3.1)

Change in unrealized gains/(losses) on investments, net	$(0.5)	$20.0	$5.7

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)
Reclassification Adjustments
Unrealized gains/(losses) on investments	$(4.0)	$23.2	$4.5
Reclassification adjustment for gains included in net income	3.5	(3.2)	1.2

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(0.5)	$20.0	$5.7

Unrealized gains/(losses) on investments reported in the above table for the years ended December 31, 2003, 2002, and 2001, are net of income tax (benefit)/expense of $(2.5) million, $12.5 million and $3.8 million, respectively, and $4.5 million, $(40.6) million and $(17.4) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments reported in the above table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense/(benefit) of $2.3 million, $(1.7) million, and $(0.7) million, respectively, and $(2.3) million, $2.5 million, and $2.8 million, respectively, relating to the effect of such amounts on DPAC.

6. Investments:

Fixed Maturity Securities Available-for-Sale

The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2003 and December 31, 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)
U.S. Treasury securities and obligations of U.S. Government agencies	$291.7	$187.6	$7.5	$14.7	$2.1	$0.0	$297.1	$202.3
Collateralized mortgage obligations:
Government agency-backed	7.7	16.6	0.4	1.0	—	—	8.1	17.6
Non-agency backed	0.4	14.5	—	0.8	—	—	0.4	15.3
Other asset-backed securities:
Government agency-backed	—	—	—	—	—	—	—	—
Non-agency backed	55.3	138.0	4.6	5.5	—	1.2	59.9	142.3
Public utilities	100.1	83.6	5.3	6.2	0.5	0.6	104.9	89.2
Foreign Government	—	—	—	—	—	—	—	—
Corporate	1,177.7	982.7	70.0	66.7	2.4	6.1	1,245.3	1,043.3
Affiliates	1.2	1.3	—	0.2	—	—	1.2	1.5

Total Bonds	1,634.1	1,424.3	87.8	95.1	5.0	7.9	1,716.9	1,511.5
Redeemable Preferred Stock	15.0	25.0	2.1	0.9	—	—	17.1	25.9

Total	$1,649.1	$1,449.3	$89.9	$96.0	$5.0	$7.9	$1,734.0	$1,537.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of cumulative impairment adjustments in value deemed to be “other than temporary” of $11.3 million and $13.1 million, respectively.

At December 31, 2003 and 2002, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have an “other than temporary impairment” in value, as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $41.5 million and $71.2 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the Company held no problem fixed maturity securities or fixed maturity securities that had been restructured.

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003 are as follows:

	2003
	Amortized Cost	Estimated Fair Value
	($ in millions)
Due in one year or less	$—	$—
Due after one year through five years	438.9	467.8
Due after five years through ten years	718.8	763.5
Due after ten years	297.8	304.6

Subtotal	1,455.5	1,535.9
Mortgage-backed and other asset-backed securities	193.6	198.1

Total	$1,649.1	$1,734.0

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity securities may differ from contractual maturity securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sale of fixed maturity securities during 2003, 2002 and 2001 were $145.3 million, $82.8 million, and $84.5 million, respectively. Gains of $10.7 million, $4.8 million, and $4.1 million, and losses of $0.0 million, $1.0 million, and $0.0 million, were realized on these sales in 2003, 2002, and 2001, respectively.

7. Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)
U.S. Treasury securities and obligations of U.S. Government Agencies	$135.8	$(2.1)	$—	$—	$135.8	$(2.1)
Collateralized mortgage obligations
Government agency backed	0.5	—	—	—	0.5	—
Non government agency backed	—	—	—	—	—	—
Other asset-backed securities
Government agency backed	—	—	—	—	—	—
Non government agency backed	—	—	—	—	—	—
Foreign governments	—	—	—	—	—	—
Utilities	20.2	(0.5)	—	—	20.2	(0.5)
Corporate bonds	123.2	(2.3)	8.9	(0.1)	132.1	(2.4)
Total bonds	279.7	(4.9)	8.9	(0.1)	288.6	(5.0)

Common stocks	—	—	—	—	—	—

Total temporarily impaired securities	$279.7	$(4.9)	$8.9	$(0.1)	$288.6	$(5.0)

At December 31, 2003 there was one fixed maturity security position that had been in an unrealized loss position for more than 12 months. The aggregate gross pre-tax unrealized loss relating to this position was $0.1 million as of such date. This position, which is investment grade, was not considered “other than temporarily impaired” principally because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired

8. Mortgage Loans On Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)
Commercial mortgage loans	$320.3	$275.4
Agricultural mortgage loans	103.7	86.2

Total loans	424.0	361.6
Less: valuation allowances	(4.4)	(3.7)

Mortgage loans, net of valuation allowances	$419.6	$357.9

An analysis of the valuation allowances on mortgage loans on real estate for 2003, 2002 and 2001 is as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$3.7	$1.4	$1.4
Increase in allowance	0.7	2.3	0.2
Reduction due to paydowns, payoffs, and sales	—	—	—
Transfers to real estate	—	—	(0.2)

Balance, end of year	$4.4	$3.7	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

At December 31, 2003 and 2002 the Company had no impaired mortgage loans with valuation allowances.

Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, “Accounting by Creditors for Impairment of a Loan”.

During 2003, 2002 and 2001, the Company recognized $0.2 million, $0.3 million, and $0.5 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

9. Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$617.4	$564.6	$483.5
Costs deferred during the year	193.7	172.6	157.8
Amortized to expense during the year	(55.2)	(81.8)	(62.1)
Effect on DPAC from unrealized gains/(losses) (see Note 3)	2.2	(38.0)	(14.6)

Balance, end of year	$758.1	$617.4	$564.6

10. Federal Income Taxes:

The Company files a consolidated federal income tax return with MONY Life and MONY Life’s other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)
Income tax expense/(benefit):
Current	$(30.1)	$(56.0)	$(32.2)
Deferred	35.0	47.2	33.6

Income tax/(benefit) expense from continuing operations	4.9	(8.8)	1.4

Discontinued operations	—	(0.4)	—

Total	$4.9	$(9.2)	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35.0%. The sources of the difference and the tax effects of each are as follows:

	2003	2002	2001
	($ in millions)
Tax at statutory rate	$10.9	$(8.7)	$1.4
Dividends received deduction	(3.2)	(1.0)	—
Tax settlements/accrual adjustments	(2.8)	—	—
Other	—	0.9	—

Federal income tax expense/(benefit) from continuing operations	4.9	(8.8)	1.4
Federal income tax benefit from discontinued operations	—	(0.4)	—

Provision for income tax expense/(benefit)	$4.9	$(9.2)	$1.4

The Company’s federal income tax returns for years through 1993 have been examined by the Internal Revenue Service (“IRS”). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes that may become due pending the outcome of IRS examinations.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)
Deferred policy acquisition costs	$222.7	$178.0
Fixed maturity securities	23.2	36.8
Other, net	(4.6)	10.6

Total deferred tax liabilities	241.3	225.4

Reserves	13.7	80.7
Accrued expenses	49.7	(0.1)
Real estate and mortgages	0.5	2.2

Total deferred tax assets	63.9	82.8

Net deferred tax liability	$177.4	$142.6

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

11. Estimated Fair Value of Financial Instruments:

The estimated fair values of the Company’s financial instruments approximate their carrying amounts except for mortgage loans and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity Securities

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

Mortgage Loans on Real Estate

The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002 the fair value of mortgage loans was $445.7 million and $394.8 million, respectively.

Policy Loans

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Note Payable to Affiliate

The fair value of the note payable to affiliate is determined based on contractual cash flows discounted at markets rates.

Separate Account Assets and Liabilities

The estimated fair value of assets held in Separate Accounts is based on quoted market prices.

Investment-Type Contracts

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $946.1 million and $921.3 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $769.9 million and $748.3 million, respectively.

12. Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company’s retention limits on new business is $4.0 million for any one person for individual products, and $6.0 million for last survivor products.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)
Direct premiums	$57.9	$39.8	$24.4
Reinsurance assumed	88.7	63.9	41.4
Reinsurance ceded	(20.9)	(14.2)	(9.5)

Net premiums	$125.7	$89.5	$56.3

Universal life and investment-type product policy fee income ceded	$30.0	$26.3	$23.1

Policyholders’ benefits ceded	$42.6	$32.2	$26.9

Policyholders’ benefits assumed	$46.5	$24.7	$14.8

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

13. Securities Lending and Concentration of Credit Risk:

Securities Lending Risk

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a carrying value of approximately $107.7 million and $186.8 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

Concentration of Credit Risk

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.9% and 1.1% of total cash and invested assets, respectively.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2003 are consumer goods and services of $346.8 million (20.0%). At December 31, 2002, the industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value were consumer goods and services of $351.3 million (22.9%), and non-government asset/mortgage backed securities of $157.6 million (10.2%)

The Company holds below investment grade fixed maturity securities with a carrying value of $193.8 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $245.1 million.

The Company has investments in commercial and agricultural mortgage loans. The locations of properties collateralizing mortgage loans at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)
Geographic Region
West	$135.5	32.3%	$103.6	28.9%
Southeast	76.7	18.3	54.8	15.3
Mountain	57.7	13.7	40.4	11.3
Southwest	44.9	10.7	42.2	11.8
Midwest	64.4	15.4	43.9	12.3
Northeast	40.4	9.6	73.0	20.4

Total	$419.6	100.0%	$357.9	100.0%

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The states or jurisdictions with the largest concentrations of mortgage loans at December 31, 2003 are: California $82.2 million (19.6%), Washington $44.7 million (10.6%), Colorado $31.8 million (7.6%), Virginia $27.1 million (6.5%), Pennsylvania $26.1 million (6.2%), District of Columbia $24.4 million (5.8%), Michigan $23.2 million (5.5%) and Missouri $19.4 million (4.6%).

As of December 31, 2003 and 2002, the mortgage loan portfolio by property type is as follows:

	2003		2002
	($ in millions)
Property Type
Agricultural	$103.2	24.6%	$85.7	24.0%
Office buildings	186.7	44.5	173.2	48.3
Hotel	24.9	5.9	17.5	4.8
Industrial	36.2	8.6	37.0	10.4
Retail	25.9	6.2	7.0	2.0
Other	42.7	10.2	36.2	10.1
Apartment buildings	—	—	1.3	0.4

Total	$419.6	100.0%	$357.9	100.0%

14. Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates. The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events — —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events — —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $0.8 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately $0.4 million of this charge was reflected in the income statement caption entitled “Net Realized Losses” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “Other Operating Costs and Expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $0.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $0.2 million of which was recorded as realized gains and $0.1 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vi) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse effect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(vii) At December, 2003, the Company had the following commitments outstanding: (i) $2.5 million for fixed rate agricultural loans with periodic interest rate reset dates with an initial interest rate of 5.25%, and (ii) commercial mortgage commitments of $38.4 million with interest rates ranging from 3.77% to 7.75%. The Company had no commitments outstanding for private fixed maturity securities.

15. Statutory Financial Information and Regulatory Risk-Based Capital:

The statutory net loss reported by the Company for the years ended December 31, 2003, 2002 and 2001 was $79.6 million, $91.9 million and $64.9 million, respectively. The statutory surplus of the Company as of December 31, 2003 and 2002 was $268.1 million and $246.1 million, respectively.

16. Reorganization and Other Charges:

During 2003, the Company was allocated charges aggregating $1.1 million in connection with MONY Life’s continuing initiative to enhance operating efficiency and effectively allocate resources. See Note 4 for a description of the service agreement between MONY Life and MLOA. These charges consisted of: (ii) losses from the abandonment of leased offices of $0.4 million; (iii) losses from the abandonment of leased space in MONY Life’s home office of $0.4 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $0.2 million; and (iv) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.1 million The reserves established for the abandonment of leased agency offices and leased space in MONY Life’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

During the fourth quarter of 2002 and 2001, the Company was allocated reorganization and other charges aggregating approximately $1.6 million and $20.7 million, respectively, in connection with MONY Life’s initiative to enhance operating efficiency and more efficiently allocate resources and capital. Of these charges, $1.6 million and $6.8 million, respectively, met the definition of “restructuring charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)” (“EITF 94-3”). The 2002 reorganization charge consisted of severance and related benefits resulting from headcount reductions in MONY Life’s home office and career agency system, as well as losses from abandonment of certain leased offices and equipment. The 2001 reorganization charge consisted of severance and related benefits of $7.4 million resulting

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

from headcount reductions in MONY Life’s home office and career agency system, and $7.4 million of other miscellaneous items. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $5.9 million, was unrelated to the reorganization activities and consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) write-downs of certain information technology assets, and (iii) other miscellaneous items.

The following tables summarize the components of the aforementioned charges allocated during 2003, 2002 and 2001, respectively:

2003	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$—	$—	$—
Leased offices	0.6	—	0.6
Lease abandonment and other	0.5	—	0.5

Total — Reorganization Charges	$1.1	$—	$1.1

(1)	All of the reorganization charges allocated in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities.

2002	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$1.3	$—	$1.3
Leased offices	0.3	—	0.3

Total — Reorganization Charges	$1.6	$—	$1.6

(1)	All of the reorganization charges allocated in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges:
Severance benefits and incentive compensation (1)	$7.4	$—	$7.4
Leased offices (1)	1.4	—	1.4
Deferred policy acquisition costs	3.5	—	3.5
Other	2.5	—	2.5

Subtotal — Reorganization Charges	14.8	—	14.8
Other Charges:
Asset Impairments and Valuation Related Write-downs	—	2.5	2.5
Benefits to policyholders	2.1	—	2.1
Information technology assets	1.0	—	1.0
Other	0.3	—	0.3

Subtotal — Other Charges	3.4	2.5	5.9

Total — Reorganization and Other Charges	$18.2	$2.5	$20.7

(1)	Severance benefits aggregating $5.4 million and lease abandonment charges aggregating $1.4 million meet the definition of “restructuring charges” as defined by EITF 94-3.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

All charges referred to as Reorganization Charges included in the table above, except $3.5 million related to deferred policy acquisition costs in 2001, are included in “Other Operating Costs and Expenses” in the Company’s income statement for the year ended December 31, 2001.

Set forth below is certain information regarding the liability recorded in connection with the restructuring actions during 2003 and 2002, as well as the changes therein. Such liability is reflected in Accounts Payable and Other Liabilities on the Company’s statements of financial position.

	As of December 31, 2002	Charges	Cash Payments (1)	Change in Reserve Estimates	As of December 31, 2003
	($ in millions)
Restructuring Charges Liability:
Severance benefits	$1.2	$—	$(1.2)	$—	$—
Other restructuring charges	1.3	1.1	(1.4)	—	1.0

Total Restructuring Charges Liability	$2.5	$1.1	$(2.6)	$—	$1.0

(1)	Cash payments include in 2003 the non-cash write-off of $0.4 million in unused equipment in certain abandoned leased offices.

Appendix A

DEATH BENEFIT PERCENTAGE FOR

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Attained Age	Applicable Percentage

40 and Under	150%

41	143

42	136

43	129

44	122

45	115

46	109

47	103

48	97

49	91

50	85

51	78

52	71

53	64

54	57

55	50

56	46

57	42

58	38

59	34

60	30

61	28

62	26

63	24

64	22

65	20

66	19

67	18

68	17

69	16

70	15

71	13

72	11

73	09

74	07

75-90	05

91	04

92	03

93	02

94	01

95	00

A-1

Appendix B

GUARANTEED DEATH BENEFIT RIDER

Monthly Guarantee Premium for Guaranteed Death

Benefit Rider with Ten Year/Age 75 Guarantee Period

Monthly Guarantee Premium

Specified Amount = $200.00

Male age 45 Preferred Nonsmoker Death Benefit Option 1	$257.33

Female age 45 Preferred Nonsmoker Death Benefit Option 1	$214.83

Male age 45 Standard Smoker Death Benefit Option 1	$346.83

Male age 45 Preferred Nonsmoker Death Benefit Option 2	$257.33

Male age 35 Preferred Nonsmoker Death Benefit Option 1	$137.17

Male age 55 Preferred Nonsmoker Death Benefit Option 1	$417.50

B-1

Appendix C

GUARANTEED DEATH BENEFIT RIDER

Monthly Guarantee Premium for Guaranteed Death

Benefit Rider with Lifetime Guarantee Period

Monthly Guarantee Premium

Specified Amount = $200,000

Male age 45 Preferred Nonsmoker Death Benefit Option 1	$295.19

Female age 45 Preferred Nonsmoker Death Benefit Option 1	247.16

Male age 45 Standard Smoker Death Benefit Option 1	398.48

Male age 45 Preferred Nonsmoker Death Benefit Option 2	295.19

Male age 35 Preferred Nonsmoker Death Benefit Option 1	182.22

Male age 55 Preferred Nonsmoker Death Benefit Option 1	502.22

C-1

MONY Life Insurance Company of America Administrative Offices 1740 Broadway New York, NY 10019 MONY Life Insurance Company of America and MONY Securities Corporation are members of The MONY Group.	PreSorted Bound Printed Matter U.S. Postage PAID MONY

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I understand that I may revoke my consent to CD-ROM delivery of the Documents at any time by calling Customer Service at 1-800-487-6669 or sending a written revocation to the Company at 1 MONY Plaza Syracuse, NY 13221. Revocation of consent will become effective upon receipt of the revocation by the Company. After the revocation date, the Documents will be provided in paper format and mailed to me at my current address of record.

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20206-LI03 (Exp. 7/05)

Important Information

Regarding Delivery of Contractholder Documents; Implied Consent to Delivery of your Compliance Documents

Only one Prospectus, Annual Report, Semi-Annual Report and Supplements to the Prospectus will be delivered to your shared address of record, unless we receive contrary instructions from you at 1-800-487-6669. You may revoke this Implied Consent with MONY at any time by contacting MONY at 1-800-487-6669. Do nothing if you wish to receive just one delivery per household. Once we receive this revocation MONY will begin sending individual delivery to the shared address of record within 30 days of your revocation.

MLA EQ VUL (5/04)